UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2013

Date of reporting period: February 28, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Pooling Portfolios

U.S. Value

U.S. Large Cap Growth

International Value

International Growth

Short Duration Bond

Global Core Bond

Bond Inflation Protection

High-Yield

Small-Mid Cap Value

Small-Mid Cap Growth

Multi-Asset Real Return

Volatility Management

February 28, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 23, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the semi-annual reporting period ended February 28, 2013.

The tables on pages 20-22 show each Portfolio’s performance for the six- and 12-month periods ended February 28, 2013, compared to their respective benchmarks. Additional performance can be found on pages 23-26. Each Portfolio’s benchmark is as follows: U.S. Value Portfolio—Russell 1000 Value Index; U.S. Large Cap Growth Portfolio—Russell 1000 Growth Index; International Value Portfolio—Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-U.S.; International Growth Portfolio—MSCI ACWI ex-U.S.; Short Duration Bond Portfolio—Bank of America Merrill Lynch (“BofA ML”) 1-3 Year U.S. Treasury Index; Global Core Bond Portfolio—Barclays Global Aggregate Bond Index (U.S. dollar hedged); Bond Inflation Protection Portfolio—Barclays 1-10 Year Treasury Inflation Protected Securities (“TIPS”) Index; High-Yield Portfolio—Barclays U.S. High Yield 2% Issuer Cap Index; Small-Mid Cap Value Portfolio—Russell 2500 Value Index; Small-Mid Cap Growth Portfolio—Russell 2500 Growth Index; Multi-Asset Real Return Portfolio—MSCI AC World Commodity Producers Index; Volatility Management Portfolio—MSCI ACWI.

Market Review

Global equity and bond markets advanced during the 12-month period ended February 28, 2013, largely driven by improved investor sentiment and the gradual return to riskier assets. Policy and political developments, rather than an acceleration of economic growth, were the main drivers. The willingness of political leaders to address the structural flaws of the euro zone—along with the continued global monetary easing cycle led by the U.S. Federal Reserve and the European Central Bank (“ECB”)—lifted investor confidence for much of the period.

In Europe, the threat of a worst-case outcome for the euro was reduced. The ECB’s Outright Monetary Transactions program and more support for Greece alleviated fears of a euro breakup. China’s slowdown appears to have bottomed. Housing starts, corporate bond issuance and a steady yuan should support 7%–8% growth. In Japan, equity markets gained as the yen weakened amid expectations of a monetary policy shift following the Liberal Democratic Party’s victory in the December elections. U.S. financial markets continued to rebound, approaching new highs for the equity market late in the reporting period, despite investors’ concerns about slowing corporate earnings growth and continued political dysfunction. While the American Taxpayer Relief Act of 2012, passed by the Senate and House of Representatives on January 1, 2013, averted the most feared outcomes of the “fiscal cliff”, it did not tackle spending or debt-reduction

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	1

issues which remain unresolved. Although risks remain, equity and bond markets around the world moved higher, helped by monetary policy actions and improving perceptions regarding the sovereign debt crisis in Europe.

U.S. Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that AllianceBernstein (the “Adviser”) believes are undervalued. The Portfolio uses the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). This fundamental value approach seeks to identify investments that are considered to be undervalued because they are attractively priced relative to future earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental analysis and research of Bernstein’s large internal research staff in making investment decisions for the Portfolio. Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of U.S. companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds

(“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges. The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio rose in absolute terms and outperformed its benchmark, the Russell 1000 Value Index, during the six-month period ended February 28, 2013. Both sector and security selection were positive. Stock selection in the automotive, transportation and technology sectors was positive, but negative in the consumer growth, consumer staples and financials sectors. An underweight in the utilities sector, and an overweight in consumer growth added to returns, although an overweight in the technology sector and underweight in financials offset some of these gains.

For the 12-month period ended February 28, 2013, the Portfolio rose in absolute terms, but underperformed its benchmark. Security selection was the main source of underperformance, particularly in the financials, consumer growth and technology sectors. Sector selection was positive, which helped to offset some of these losses. An overweight in consumer growth and an underweight in industrial resources

2	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

were beneficial to returns. The Portfolio did not utilize derivatives during the six- or 12-month periods.

U.S. Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Portfolio’s Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies and normally invests in approximately 50-70 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, “large capitalization U.S. companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio rose in absolute terms and outperformed its benchmark, the Russell 1000 Growth Index, for both the six- and 12-month periods ended February 28, 2013. The Portfolio benefited from an emphasis on high-growth stocks that did well in the market recovery. During both periods, equity valuations improved, as yet another round of aggressive monetary stimulus around the world, targeted at stabilizing continued global economic risk, positively impacted investor confidence.

For both periods, security selection accounted for the outperformance, particularly in the technology sector, where the Portfolio’s holdings benefited from better-than-expected earnings and strong growth in the Internet and cloud computing markets. Stock selection in the financials sector also benefited, as investors were drawn to attractive valuations in U.S. banks and

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	3

potential for higher profits in response to the U.S. Federal Reserve’s near-zero short-term interest rate policy. Stock selection in the energy and consumer discretionary sectors detracted for both periods. The Portfolio did not utilize derivatives during the six- or 12-month periods.

International Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%, unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal market conditions, in companies in at least three countries other than the United States.

The Portfolio invests in companies that Bernstein determines are undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency positions unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multi-national companies and “semi-governmental securities”, and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

4	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio rose in absolute terms and outperformed its benchmark, the MSCI ACWI ex-U.S, for the six-month period ended February 28, 2013. Security selection was the main source of outperformance, particularly in the capital equipment, financials and industrial commodities sectors. Sector selection, however, was slightly negative, owing to an overweight in the energy sector and underweight in the construction and housing sectors.

For the 12-month period ended February 28, 2013, the Portfolio rose in absolute terms, but underperformed its benchmark. Both security selection and sector selection were negative. Stock selection in the technology and consumer cyclicals sectors hurt performance, as did an overweight in the energy sector and an underweight in the consumer staples sector. Currency selection was positive for both periods. The Portfolio utilized derivatives including futures for investment purposes, which had an immaterial impact on performance, and currencies for hedging and investment purposes, which also had an immaterial impact on performance.

International Growth Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The

Portfolio invests primarily in an international portfolio of companies selected by the Adviser whose growth potential appears likely to outpace market expectations. The Adviser’s growth analysts use proprietary research to seek to identify companies that grow while creating a significant amount of “economic value”. These companies typically exhibit solid, durable growth; strong, sustainable competitive advantages; high return on invested capital and robust free cash flow.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio will tend to emphasize investments in larger-capitalization companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	5

the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio rose in absolute terms, but underperformed its benchmark, the MSCI ACWI ex-U.S. during the six- and 12-month periods ended

February 28, 2013. During the six-month period, security selection drove the deficit; sector positioning and net currency exposure were positive. Stocks selection in the financials and industrials sectors undercut relative performance. Underweight exposure to both the telecom and energy sectors boosted relative performance mitigated some of the losses.

During the 12-month period, stock selection was responsible for most of the deficit. Sector positioning was positive and net currency exposure was negative. Stock selection in consumer-related sectors detracted from relative performance. Underweight exposure to the materials sector tempered underperformance, as did stock selection in the industrials sector. The Portfolio utilized derivatives including currencies for hedging and investment purposes and purchased options for hedging purposes, which detracted from returns during both periods and written options for hedging purposes, which contributed positively for both periods.

Short Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio may

6	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Adviser may use interest-rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

The Portfolio may invest in investment grade quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s Investor Service (“Moody’s”), or A or BBB (including BBB+ and BBB-) by S&P or Fitch. The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps.

Investment Results

The Portfolio rose in absolute terms and outperformed its benchmark, the BofA ML 1-3 Year U.S. Treasury Index, for the six- and 12-month periods ended February 28, 2013. During both periods, exposure to spread product, specifically agency mortgage pass-throughs, commercial mortgage-backed securities (“CMBS”), asset backed securities and investment-grade corporates, contributed positively as non-government sectors outperformed. Yield curve positioning was positive for the 12-month period, while it was negative for the six-month period due to a continued overweight position in intermediate maturities. During both periods, the Portfolio utilized derivative instruments, including Treasury futures and interest rate swaps, in order to manage duration and yield curve positioning. Currency forwards were also utilized for hedging purposes, which had an immaterial impact on performance.

Global Core Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate to high rate of income that is subject to taxes. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Fixed-income securities include, among other things, bonds. Under normal market conditions, the Portfolio invests at least 40% of its assets in fixed-income securities of non-U.S. issuers. In addition, the Portfolio invests, under normal circumstances, in the fixed-income securities of issuers located in at least three countries.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody’s, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	7

To reduce volatility, the Adviser may hedge a significant portion of the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge its currency exposure, the Portfolio intends to use currency-related derivatives, including forward currency exchange contracts and futures. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may also invest in other derivatives, including, without limitation, credit default swaps and interest rate swaps. The Portfolio may, among other things, enter into transactions such as reverse repurchase agreements and dollar rolls.

Investment Results

The Portfolio rose in absolute terms and outperformed its benchmark, the Barclays Global Aggregate Bond Index (U.S. dollar hedged) for the six- and 12-month periods ended February 28, 2013. For both periods sector allocation was a positive contributor. An overweight in U.S. corporates and underweight in U.S. Treasuries were solid contributors, while an underweight to agency mortgage pass-throughs and an overweight allocation to CMBS also helped. U.S. corporate security selection, with a focus on financials, was also a notable contributor for both periods. An underweight to peripheral European government exposure detracted for both periods, as the ECB began to take a more proactive role in addressing the sovereign debt crisis. An overweight exposure to U.S. interest rates during the six-month period detracted, as U.S. yields began to rise from historic lows. Conversely, an underweight to Japan and an overweight to South Africa contributed positively for the 12-month period.

During both periods, the Portfolio utilized derivative instruments, including Treasury futures, in order to manage duration and yield curve positioning. Overall yield curve positioning was positive for both periods. The Portfolio also utilized currency forwards for hedging purposes, resulting in minimal currency impact.

Bond Inflation Protection Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk. Real return equals total return less the estimated effect of inflation. The Portfolio pursues its objective by investing principally in treasury inflation-protected securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. The Portfolio may invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Portfolio invests at least of 80% of its net assets in fixed-income securities. While the Portfolio invests principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B, or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality) which are not investment-grade (“junk bonds”).

8	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The Portfolio may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities, such as options, futures, forwards or swap agreements. The Portfolio intends to use leverage for investment purposes. The Portfolio may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio may invest in fixed-income securities of any maturity and duration.

Investment Results

The Portfolio rose in absolute terms and outperformed its benchmark, the Barclays 1-10 Year TIPS Index, for the six- and 12-month periods ended February 28, 2013. During both periods, exposure to investment-grade corporates was the primary positive driver to relative outperformance. As part of the Portfolio’s credit positioning, credit default swaps were utilized, which had a modestly positive impact on performance. Specific security selection of TIPS holdings across the 1- to 10-year maturity spectrum also contributed positively. Exposure to agency mortgage pass-throughs modestly detracted for the six-month period, while CMBS contributed for the 12-month period.

Overall currency positioning contributed positively for both periods, helped by a short position in the Japanese yen. Currency forwards were utilized for both establishing currency positions and for hedging purposes.

During both periods, Treasury futures and interest rate swaps were utilized in order to manage duration and yield curve positioning. As interest rates rose during the six-month period, the Portfolio’s longer-duration positioning detracted, as did an overweight to the intermediate part of the curve. The Portfolio also utilized leverage through reverse repurchase agreements.

High-Yield Portfolio

Investment Objective and Policies

The Portfolio invests, under normal circumstances, at least 80% of its net assets in high-yield debt securities. The Portfolio invests in a diversified mix of high yield, below investment grade debt securities, known as “junk bonds.” The Portfolio may invest in debt securities with a range of maturities from short- to long-term. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign fixed-income securities. The Portfolio also may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and preferred stocks. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls.

The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	9

Investment Results

The Portfolio rose in absolute terms and outperformed its benchmark, the Barclays U.S. High Yield 2% Issuer Cap Index, for the six- and 12-month periods ended February 28, 2013. For both periods, overall security selection was the primary positive driver. For the six-month period, selection within the consumer non-cyclicals, bank, brokerage, automotive and technology sectors contributed positively. For the 12-month period, security selection in the consumer non-cyclical, technology, media, electric, brokerage and basic industries sectors all contributed positively. An allocation to non-agency mortgages, CMBS and asset-backed securities contributed positively for both periods, while an allocation to U.S. treasuries detracted for the six-month period. Security selection in natural gas, finance and energy positions detracted for both periods.

Within the Portfolio’s derivative positions, credit default swaps were utilized for hedging and investment purposes, which contributed positively for both periods. The Portfolio also utilized currency forwards for hedging and investment purposes, resulting in no currency impact. Written options were utilized for hedging purposes, interest rate derivatives were utilized to manage yield curve positioning and equity derivatives were employed for hedging purposes, all with no material impact on performance.

Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60-125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-cap companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

10	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Investment Results

During the six-month period ended February 28, 2013, the Portfolio rose in absolute terms and outperformed its benchmark, the Russell 2500 Value Index, as well as the broad market, as represented by the Russell 2500 Index. Holdings in the consumer growth, capital equipment and technology sectors were key drivers of the outperformance. Holdings in the consumer cyclicals sector, an overweight in the technology sector and an underweight in the consumer growth sector detracted. For the 12-month period ended February 28, 2013, the Portfolio rose in absolute terms yet underperformed its benchmark, while it outperformed the broad market. Holdings in the consumer cyclicals sector and overweights in the technology and industrial resources sectors were significant drivers of the shortfall; stock selection, particularly in the energy, consumer staples, and utilities sectors, was positive and helped performance. The Portfolio did not utilize derivatives during the six- or 12-month periods.

Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of small- and mid-capitalization U.S. companies. For these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). In the future, the Portfolio may define small- and mid-capitalization companies using a different classification system.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities. The Portfolio invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also invest up to 20% of its total assets in rights and warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	11

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Investment Results

The Portfolio rose in absolute returns but underperformed its benchmark, the Russell 2500 Growth Index, for the six- and 12-month periods ended February 28, 2013. During the six-month period, stock selection in the consumer/commercial services, healthcare and technology sectors and an overweight in technology detracted from performance. Stock selection in the industrials and financials sectors was positive and helped offset relative underperformance. For the 12-month period, the largest detractors from performance were an underweight and stock selection in the financials sector, as well as an overweight and stock selection in the technology sector. Favorable stock selection in the industrials and energy sectors contributed positively to relative performance. At the end of the reporting period, the largest overweight was in the technology sector, while the largest underweight was in the financials sector. The Portfolio did not utilize derivatives during the six- or 12-month periods.

Multi-Asset Real Return Portfolio

Investment Objective and Policies

The Portfolio seeks to maximize real return over inflation. Real return is the rate of total return (including income and capital appreciation) after adjusting for inflation. The Portfolio pursues an aggressive investment strategy involving a variety of asset classes. The Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed-income securities, such as TIPS and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infra-structure related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate), and currencies. The Portfolio expects its investments in fixed-income securities to have a broad range of any maturity and quality level.

The Portfolio may invest in derivatives, such as options, futures, forwards, swap agreements or structured notes. The Portfolio intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

For the six-month period ended February 28, 2013, the Portfolio rose in absolute terms but underperformed its

12	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

benchmark, the MSCI AC World Commodity Producers Index. Underperformance was driven primarily by the Portfolio’s strategic exposure to commodity futures, which contributed negatively to relative performance. Within the Portfolio’s natural resources equities allocation, active management contributed positively to performance. The Portfolio also benefited from active security and sector selection decisions within the real estate allocation. Within the commodity futures allocation, negative contributions from security selection were offset by positive returns from curve management and sector selection decisions. Positive contributions from top-down collateral management strategies were offset by asset allocation and risk management decisions, resulting in a negative contribution to relative performance from top-down active management over the six-month period.

For the 12-month period ended February 28, 2013, the Portfolio rose in absolute terms and outperformed its benchmark. Relative performance was driven primarily by the Portfolio’s strategic allocations to real estate equities and commodity futures. Active management within both the natural resource equities and real estate allocations also contributed positively to performance, while security selection decisions within commodity futures detracted modestly from performance. Within the commodity futures allocation, value was added by the Portfolio’s curve positioning and sector selection decisions (exposure to commodity futures was obtained via commodity index swaps, commodity futures, and options on commodity futures). The

Portfolio’s “top-down” active decisions, including asset allocation and risk management strategies, detracted from performance over the 12-month period.

The Portfolio utilized derivatives including interest rate swaps for investment purposes, which had an immaterial impact on performance during both periods; inflation swaps for investment purposes, which had an immaterial impact for both periods; purchased and written options for hedging purposes, which detracted for both periods; futures for hedging and investment purposes, which detracted for both periods; forwards for hedging and investment purposes, as part of its currency management strategies, which detracted for both periods, and total return swaps for investment purposes, which detracted for both periods.

Volatility Management Portfolio Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital and income. The Portfolio is designed to reduce the overall portfolio volatility and the effects of adverse equity market conditions for a blended style investor (an “investing Fund”). The Portfolio will not pursue its investment objective of long-term growth of capital and income in isolation, but always with the goal of reducing an investing Fund’s overall equity exposure when appropriate to mitigate equity risk. In other words, in making investment decisions for the Portfolio, the Adviser will consider the blended investing style of the investing Fund and not necessarily the goal of achieving the Portfolio’s investment objective.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	13

The Portfolio will have the ability to invest in a wide array of asset classes, including U.S., non-U.S. and emerging market equity and fixed-income securities, commodities, REITs and other real estate-related securities, currencies, and inflation-protected securities. The Portfolio will invest directly in equity securities, but it will also be able to invest without limit in derivative instruments, including futures, forwards, options, swaps and other financially-linked investments.

To effectuate the Portfolio’s dynamic, opportunistic asset allocation approach, the Adviser may invest in derivatives or ETFs rather than investing directly in equity securities. The Portfolio may use index futures or ETFs, for example, to gain broad exposure to a particular segment of the market, while buying representative equity securities to achieve exposure to another. The Adviser will choose investments, in each case, based on concerns of cost and efficiency of access. The Portfolio’s holdings may be frequently adjusted to reflect the Adviser’s assessment of changing risks. The Adviser believes that these adjustments can also frequently be made efficiently and economically through the use of derivatives strategies and/or ETFs. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio’s exposure to the equity markets, the Adviser may choose to gain this alternative exposure directly through securities purchases or indirectly through derivatives transactions and/or ETFs. The asset classes selected may or may not be represented by the holdings of other of the Pooling Portfolios, because investment decisions for the Portfolio will be driven by risk mitigation concerns that may be best facilitated through exposure to asset classes not represented elsewhere in the investing Fund’s overall exposure.

The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risk in equity markets and, consequently, its performance could be affected adversely.

Investment Results

The Portfolio rose in absolute terms but underperformed its benchmark, the MSCI ACWI, for the six- and 12-month periods ended February 28, 2013. The Portfolio’s long-term objective is to reduce overall portfolio volatility and the effects of adverse equity market conditions by reducing equity exposure during periods of high equity market volatility, or when the compensation for equity risk is poor. At such times, the Portfolio will move to underweight stocks relative to the primary benchmark and will seek to diversify across asset classes which are not represented in the benchmark including fixed income securities and real estate. In both the six- and 12-month time periods, equities performed strongly and a lower allocation relative to the benchmark drove underperformance. Strategy decisions to diversify away from stocks had mixed results in both periods. Exposure to real estate contributed to relative performance in the 12-month period and was a modest detractor in the six-month period. Exposure to

14	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

cash detracted in both periods. The Portfolio has held a portion of the account in cash instead of bonds since a bond’s ability to hedge equity risk is limited. As 10-year U.S. Treasury rates are currently below 2% (at the time of this letter), the Dynamic Asset Allocation Team (the “Team”) feels that there is little room for interest rates to fall, capping their return potential. On the other hand bond yields can rise substantially, creating the potential for significant losses on bond positions. Within stocks, a decision to overweight non-U.S. stocks based on their more attractive valuations helped relative performance in the last six months, but was a detractor over the 12-month period.

During both periods, the Portfolio met the objective of reducing overall portfolio volatility.

Positive returns in equity markets during the 12-month period ended February 28, 2013 mask very wide swings in investor sentiment and share prices. The Portfolio was positioned defensively at the beginning of 2012 and during July and August of that year, when the Team was concerned about severe downside risks emanating from Europe. While equities were attractively priced, they were not cheap enough given the Team’s assessment of the potential risks, hence the Portfolio held an underweight position. This underweight cost relative performance when policy makers took significant action to avert a bank funding crisis and euro breakup. Typically, when volatility builds in the market, it tends to persist for a while and markets struggle. However, during the 12-month period, the bursts of volatility were followed rather quickly by sharp recoveries, so the decisions to de-risk the Portfolio were not as effective. From a fundamental perspective, the period provided evidence that at times when equity valuations are very attractive, decisive moves by policy makers can have a very positive impact on market prices and investor risk taking, even though in some cases, it is short-lived.

As European policy makers took forceful action to support the euro and the U.S. Federal Reserve engaged in additional monetary stimulus to support growth, financial conditions improved, perceived tail risks fell, and markets staged a sharp rally. While recognizing that the potential for near-term volatility remained due to uncertainties surrounding fiscal policy in the U.S., the Portfolio gradually increased the Portfolio’s equity exposure across all regions and capitalization sizes and reduced the cash allocation. More recently, risks of major downturns (“tail risks”) from Europe have moderated slightly, the U.S. economic recovery appears to be on firmer ground, equity valuations have remained attractive, and the risk-reward outlook appears more favorable. The Team expects the low levels of yields to persist as a result of Central Bank accommodations, which should stimulate economic activity. Recent economic data—particularly in the U.S.—has been supportive of this point of view. The 12-month period ended with the Portfolio positioned with close to a full exposure to risk assets. In the Team’s view, higher growth, attractive corporate fundamentals and reasonable equity valuations are likely to reward investors.

Derivatives utilized included currencies and purchased options, for hedging and investment purposes, which detracted from performance during both periods; and futures, total return swaps and written options, for hedging and investment purposes, which added to performance during both periods.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	15

DISCLOSURES AND RISKS

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged Russell 1000® Value Index represents the performance of 1,000 large-cap value companies within the U.S. The unmanaged Russell 1000® Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. The unmanaged MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. The unmanaged BofA ML® 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1-3 years. The unmanaged Barclays Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed-income markets. The unmanaged Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The unmanaged Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. The unmanaged Barclays U.S. High Yield 2% Issuer Cap Index is the 2% issuer cap component of the U.S. Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The unmanaged Russell 2500™ Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S. The unmanaged Russell 2500™ Growth Index represents the performance of 2,500 small- to mid-cap growth companies within the U.S. The unmanaged MSCI AC World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is free float-adjusted, market capitalization-weighted and comprised of commodity producer companies based on the Global Industry Classification Standard (“GICS”). The unmanaged MSCI ACWI (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may be underperforming the market generally.

(Disclosures, Risks and Notes about Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

U.S. Large Cap Growth Portfolio, International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Foreign (Non-U.S.) Risk: Investments in securities on non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

U.S. Large Cap Growth Portfolio

Focused Portfolio Risk: This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

International Value Portfolio, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Small-Mid Cap Value Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

International Value Portfolio, International Growth Portfolio, Global Core Bond Portfolio, Volatility Management Portfolio

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, as well as being subject to increased economic, political, regulatory or other uncertainties.

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

(Disclosures, Risks and Notes about Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	17

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Volatility Management Portfolio

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

High-Yield Portfolio

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Commodity Risk: Investments in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Multi-Asset Real Return Portfolio

Subsidiary Risk: By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

(Disclosures, Risks and Notes about Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The Pooling Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	19

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIOS VS. THEIR BENCHMARKS PERIODS ENDED FEBRUARY 28, 2013

	Returns
U.S. VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio*	14.46%	14.79%

Russell 1000 Value Index	13.15%	17.63%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the 12-month period ended February 28, 2013 by 0.01%.

	Returns
U.S. LARGE CAP GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein U.S. Large Cap Growth Portfolio*	8.03%	9.81%

Russell 1000 Growth Index	6.23%	9.60%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the 12-month period ended February 28, 2013 by 0.02%.

	Returns
INTERNATIONAL VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein International Value Portfolio	15.64%	2.35%

MSCI All Country World Index ex-U.S.	13.06%	6.66%

	Returns
INTERNATIONAL GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein International Growth Portfolio	9.86%	3.19%

MSCI All Country World Index ex-U.S.	13.06%	6.66%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS PERIODS ENDED FEBRUARY 28, 2013

	Returns
SHORT DURATION BOND PORTFOLIO	6 Months	12 Months
AllianceBernstein Short Duration Bond Portfolio*	0.34%	1.20%

BofA ML 1-3 Year U.S. Treasury Index	0.17%	0.56%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the 12-month period ended February 28, 2013 by 0.02%.

	Returns
GLOBAL CORE BOND PORTFOLIO	6 Months	12 Months
AllianceBernstein Global Core Bond Portfolio*	1.42%	5.58%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	1.35%	4.36%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the 12-month period ended February 28, 2013 by 0.01%.

	Returns
BOND INFLATION PROTECTION PORTFOLIO	6 Months	12 Months
AllianceBernstein Bond Inflation Protection Portfolio	2.37%	5.57%

Barclays 1-10 Year TIPS Index	0.88%	3.07%

	Returns
HIGH-YIELD PORTFOLIO	6 Months	12 Months
AllianceBernstein High-Yield Portfolio	7.38%	13.53%

Barclays U.S. High Yield 2% Issuer Cap Index	6.67%	11.79%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	21

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS PERIODS ENDED FEBRUARY 28, 2013

	Returns
SMALL-MID CAP VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein Small-Mid Cap Value Portfolio	17.78%	18.07%

Russell 2500 Value Index	16.17%	18.92%

	Returns
SMALL-MID CAP GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein Small-Mid Cap Growth Portfolio*	10.57%	9.74%

Russell 2500 Growth Index	11.98%	10.84%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the six- and 12-month periods ended February 28, 2013 by 0.04% and 0.05%, respectively.

	Returns
MULTI-ASSET REAL RETURN PORTFOLIO	6 Months	12 Months
AllianceBernstein Multi-Asset Real Return Portfolio*	2.95%	0.63%

MSCI All Country World Commodity Producers Index	3.73%	-9.25%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the 12-month period ended February 28, 2013 by 0.01%.

	Returns
VOLATILITY MANAGEMENT PORTFOLIO	6 Months	12 Months
AllianceBernstein Volatility Management Portfolio	7.76%	4.79%

MSCI All Country World Index	10.99%	9.29%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2013
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	14.79%
5 Years	1.91%
Since Inception*	3.13%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	9.81%
5 Years	4.52%
Since Inception*	5.26%

AllianceBernstein International Value Portfolio
1 Year	2.35%
5 Years	-5.65%
Since Inception*	2.11%

AllianceBernstein International Growth Portfolio
1 Year	3.19%
5 Years	-6.06%
Since Inception*	1.28%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.20%
5 Years	2.23%
Since Inception*	2.77%

AllianceBernstein Global Core Bond Portfolio
1 Year	5.58%
5 Years	6.94%
Since Inception*	6.19%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	5.57%
5 Years	5.59%
Since Inception*	6.04%

AllianceBernstein High-Yield Portfolio
1 Year	13.53%
5 Years	12.30%
Since Inception*	9.47%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	18.07%
5 Years	8.56%
Since Inception*	8.15%

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns.

*	Inception date: 5/20/05.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	23

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2013
NAV/SEC Returns†
AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	9.74%
5 Years	12.35%
Since Inception*	11.91%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	0.63%
5 Years	0.08%
Since Inception*	4.60%

AllianceBernstein Volatility Management Portfolio
1 Year	4.79%
Since Inception**	6.43%

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns.

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	16.18%
5 Years	3.07%
Since Inception*	3.70%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	8.70%
5 Years	5.27%
Since Inception*	5.58%

AllianceBernstein International Value Portfolio
1 Year	4.80%
5 Years	-5.74%
Since Inception*	2.14%

AllianceBernstein International Growth Portfolio
1 Year	4.68%
5 Years	-5.30%
Since Inception*	1.41%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.19%
5 Years	2.52%
Since Inception*	2.74%

AllianceBernstein Global Core Bond Portfolio
1 Year	6.48%
5 Years	7.05%
Since Inception*	6.19%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	6.35%
5 Years	5.59%
Since Inception*	6.02%

AllianceBernstein High-Yield Portfolio
1 Year	15.00%
5 Years	12.63%
Since Inception*	9.52%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	19.93%
5 Years	9.34%
Since Inception*	8.70%

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns.

*	Inception date: 5/20/05.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	25

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns†

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	12.02%
5 Years	13.19%
Since Inception*	12.23%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	3.55%
5 Years	-0.25%
Since Inception*	4.63%

AllianceBernstein Volatility Management Portfolio
1 Year	5.60%
Since Inception**	6.99%

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns.

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

See Disclosures, Risks and Note about Historical Performance on pages 16-19.

26	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
U.S. Value
Actual	$1,000	$1,144.60	$0.11	0.02%
Hypothetical**	$1,000	$1,024.70	$0.10	0.02%
U.S. Large Cap Growth
Actual	$1,000	$1,080.30	$0.10	0.02%
Hypothetical**	$1,000	$1,024.70	$0.10	0.02%
International Value
Actual	$1,000	$1,156.40	$0.27	0.05%
Hypothetical**	$1,000	$1,024.55	$0.25	0.05%
International Growth
Actual	$1,000	$1,098.60	$0.21	0.04%
Hypothetical**	$1,000	$1,024.60	$0.20	0.04%
Short Duration Bond
Actual	$1,000	$1,003.40	$0.15	0.03%
Hypothetical**	$1,000	$1,024.65	$0.15	0.03%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	27

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Global Core Bond
Actual	$1,000	$1,014.20	$0.15	0.03%
Hypothetical**	$1,000	$1,024.65	$0.15	0.03%
Bond Inflation Protection
Actual	$1,000	$1,023.70	$0.75	0.15%
Hypothetical**	$1,000	$1,024.05	$0.75	0.15%
High-Yield
Actual	$1,000	$1,073.80	$0.41	0.08%
Hypothetical**	$1,000	$1,024.40	$0.40	0.08%
Small-Mid Cap Value
Actual	$1,000	$1,177.80	$0.32	0.06%
Hypothetical**	$1,000	$1,024.50	$0.30	0.06%
Small-Mid Cap Growth
Actual	$1,000	$1,105.70	$0.37	0.07%
Hypothetical**	$1,000	$1,024.45	$0.35	0.07%
Multi-Asset Real Return***
Actual	$1,000	$1,029.50	$0.25	0.05%
Hypothetical**	$1,000	$1,024.55	$0.25	0.05%
Volatility Management
Actual	$1,000	$1,077.60	$0.15	0.03%
Hypothetical**	$1,000	$1,024.65	$0.15	0.03%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

***	Consolidated (See Note A).

28	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Fund Expenses

U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,165.8

*	All data are as of February 28, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	29

Portfolio Summary

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,162.7

*	All data are as of February 28, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

30	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $980.6

*	All data are as of February 28, 2013. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.9% or less in the following countries: China, Czech Republic, Denmark, Mexico, Norway, Poland, Portugal, South Africa, Sweden, Taiwan and Thailand.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	31

Portfolio Summary

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $977.4

*	All data are as of February 28, 2013. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.9% or less in the following countries: Argentina, Belgium, Cyprus, Finland, Indonesia, Italy, Luxembourg, South Africa and Sri Lanka.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

32	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $945.8

*	All data are as of February 28, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	33

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,083.7

*	All data are as of February 28, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

34	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,083.7

*	All data are as of February 28, 2013. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries: Brazil, China, India, Ireland, Israel, Italy, Kazakhstan, Malaysia, Mexico, New Zealand, Peru, Qatar, Russia, South Africa, South Korea, Spain, Supranational, Turkey and United Arab Emirates.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	35

Portfolio Summary

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $778.0

Total Investments ($mil): $1,089.3

INFLATION PROTECTION BREAKDOWN*

U.S. Inflation-Protected Exposure	97.3%
Non-U.S.	—
Non-Inflation Exposure	2.7%

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*

Corporates – Investment Grades	20.4%
Asset-Backed Securities	9.8%
Commercial Mortgage-Backed Securities	6.1%
Mortgage Pass-Throughs	2.7%
Corporates – Non-Investment Grades	1.7%
Quasi-Sovereigns	1.1%
Agencies	1.1%
Governments – Sovereign Bonds	0.2%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES**

Inflation-Linked Securities	69.5%
Corporates – Investment Grades	14.2%
Asset-Backed Securities	7.0%
Commercial Mortgage-Backed Securities	4.4%
Mortgage Pass-Throughs	2.0%
Corporates – Non-Investment Grades	1.2%
Quasi-Sovereigns	0.8%
Agencies	0.8%
Governments – Sovereign Bonds	0.1%

*	All data are as of February 28, 2013. The Portfolio’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Portfolio’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

**	The Portfolio’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Portfolio (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Portfolio. The Portfolio uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Portfolio’s total investments will generally exceed its net assets.

36	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

HIGH-YIELD PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $385.4

*	All data are as of February 28, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	37

Portfolio Summary

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $326.7

*	All data are as of February 28, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

38	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $327.8

*	All data are as of February 28, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments(excluding security lending collateral) and may vary over time.

*	Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	39

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,144.4

*	All data are as of February 28, 2013. The Portfolio’s portfolio type breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

**	The Portfolio’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time . The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Austria, Belgium, Finland, Germany, India, Indonesia, Israel, Jersey (Channel Islands), Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, South Africa, South Korea, Spain, Sweden, Switzerland, Turkey, Ukraine and United Arab Emirates.

40	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,669.3

TEN LARGEST HOLDINGS** February 28, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
iShares MSCI Emerging Markets Index Fund	$208,548,744	12.5%
Apple, Inc.	11,414,604	0.7
Exxon Mobil Corp.	11,391,656	0.7
General Electric Co.	6,752,376	0.4
Chevron Corp.	6,337,815	0.4
International Business Machines Corp.	5,944,568	0.4
Google, Inc. – Class A	5,888,820	0.4
Johnson & Johnson	5,784,360	0.3
Procter & Gamble Co. (The)	5,782,062	0.3
Microsoft Corp.	5,776,840	0.3
	$273,621,845	16.4%

*	All data are as of February 28, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	41

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Financials – 25.0%
Capital Markets – 0.6%
State Street Corp.	122,700	$6,943,593

Commercial Banks – 8.5%
BB&T Corp.	416,200	12,635,832
CIT Group, Inc.(a)	466,200	19,515,132
Fifth Third Bancorp	143,200	2,268,288
KeyCorp	182,300	1,711,797
Regions Financial Corp.	403,000	3,082,950
SunTrust Banks, Inc.	84,800	2,339,632
US Bancorp	471,600	16,024,968
Wells Fargo & Co.	1,177,500	41,306,700

		98,885,299

Consumer Finance – 1.2%
Discover Financial Services	362,800	13,978,684

Diversified Financial Services – 7.9%
Bank of America Corp.	2,550,200	28,638,746
Citigroup, Inc.	868,300	36,442,551
JPMorgan Chase & Co.	559,800	27,385,416

		92,466,713

Insurance – 6.8%
Berkshire Hathaway, Inc.(a)	93,100	9,511,096
Chubb Corp. (The)	144,500	12,142,335
Everest Re Group Ltd.	80,600	10,043,566
Fidelity National Financial, Inc. – Class A	325,000	8,105,500
MetLife, Inc.	134,100	4,752,504
PartnerRe Ltd.	120,800	10,780,192
Reinsurance Group of America, Inc. – Class A	130,900	7,526,750
Torchmark Corp.	129,500	7,276,605
Travelers Cos., Inc. (The)	74,500	5,991,290
Validus Holdings Ltd.	101,800	3,627,134

		79,756,972

		292,031,261

Consumer Discretionary – 15.4%
Auto Components – 2.2%
Lear Corp.	240,900	12,868,878
Magna International, Inc. (New York) – Class A	58,100	3,092,082
TRW Automotive Holdings Corp.(a)	160,100	9,396,269

		25,357,229

Automobiles – 1.5%
Ford Motor Co.	1,421,100	17,920,071

42	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.8%
MGM Resorts International(a)	727,600	$9,087,724

Household Durables – 1.1%
PulteGroup, Inc.(a)	665,000	12,754,700

Media – 5.9%
Comcast Corp. – Class A	549,500	21,864,605
Gannett Co., Inc.	435,400	8,738,478
News Corp. – Class A	404,900	11,661,120
Time Warner Cable, Inc. – Class A	138,800	11,990,932
Viacom, Inc. – Class B	245,700	14,363,622

		68,618,757

Multiline Retail – 1.0%
Macy’s, Inc.	298,400	12,264,240

Specialty Retail – 2.9%
GameStop Corp. – Class A(b)	407,100	10,201,926
Home Depot, Inc. (The)	21,300	1,459,050
Lowe’s Cos., Inc.	246,600	9,407,790
TJX Cos., Inc.	284,900	12,811,953

		33,880,719

		179,883,440

Energy – 14.8%
Energy Equipment & Services – 2.6%
Diamond Offshore Drilling, Inc.(b)	142,200	9,908,496
Halliburton Co.	232,900	9,667,679
Helix Energy Solutions Group, Inc.(a)	233,900	5,475,599
Helmerich & Payne, Inc.	31,100	2,060,686
Nabors Industries Ltd.(a)	195,600	3,278,256

		30,390,716

Oil, Gas & Consumable Fuels – 12.2%
BP PLC (Sponsored ADR)	204,400	8,257,760
Chevron Corp.	268,500	31,454,775
Exxon Mobil Corp.	749,400	67,108,770
HollyFrontier Corp.	30,100	1,691,620
Marathon Petroleum Corp.	159,200	13,194,496
Royal Dutch Shell PLC (ADR)	127,300	8,357,245
Valero Energy Corp.	265,700	12,113,263

		142,177,929

		172,568,645

Health Care – 13.7%
Biotechnology – 0.5%
Vertex Pharmaceuticals, Inc.(a)	129,300	6,053,826

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	43

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 1.1%
Medtronic, Inc.	287,700	$12,934,992

Health Care Providers & Services – 3.0%
Aetna, Inc.	195,700	9,235,083
Health Net, Inc./CA(a)	230,800	5,940,792
WellPoint, Inc.	308,900	19,207,402

		34,383,277

Pharmaceuticals – 9.1%
AstraZeneca PLC (Sponsored ADR)	184,000	8,360,960
Johnson & Johnson	249,300	18,974,223
Merck & Co., Inc.	484,300	20,694,139
Pfizer, Inc.	1,812,400	49,605,388
Roche Holding AG (Sponsored ADR)	145,000	8,318,650

		105,953,360

		159,325,455

Consumer Staples – 8.0%
Beverages – 0.2%
Coca-Cola Enterprises, Inc.	43,900	1,570,742

Food & Staples Retailing – 2.5%
CVS Caremark Corp.	187,400	9,579,888
Kroger Co. (The)	660,600	19,296,126

		28,876,014

Food Products – 1.9%
Bunge Ltd.	67,500	5,002,425
Smithfield Foods, Inc.(a)	108,100	2,404,144
Tyson Foods, Inc. – Class A	661,100	14,987,137

		22,393,706

Household Products – 0.9%
Procter & Gamble Co. (The)	143,000	10,893,740

Tobacco – 2.5%
Altria Group, Inc.	475,100	15,939,605
Lorillard, Inc.	277,500	10,694,850
Philip Morris International, Inc.	27,700	2,541,475

		29,175,930

		92,910,132

Information Technology – 7.6%
Communications Equipment – 1.9%
Cisco Systems, Inc.	775,000	16,158,750
Harris Corp.	127,500	6,128,925

		22,287,675

44	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 2.3%
Hewlett-Packard Co.	1,309,650	$26,376,351

Semiconductors & Semiconductor Equipment – 2.1%
Applied Materials, Inc.	1,013,900	13,890,430
Micron Technology, Inc.(a)	1,294,100	10,857,499

		24,747,929

Software – 1.3%
CA, Inc.	47,600	1,165,724
Electronic Arts, Inc.(a)	220,000	3,856,600
Symantec Corp.(a)	418,000	9,797,920

		14,820,244

		88,232,199

Industrials – 6.4%
Aerospace & Defense – 0.3%
Northrop Grumman Corp.	47,900	3,146,072

Airlines – 0.8%
Delta Air Lines, Inc.(a)	656,400	9,366,828

Industrial Conglomerates – 3.8%
General Electric Co.	1,913,000	44,419,860

Machinery – 1.5%
Cummins, Inc.	50,300	5,828,261
Flowserve Corp.	19,300	3,097,650
Parker Hannifin Corp.	14,000	1,322,720
Timken Co.	135,300	7,349,496

		17,598,127

		74,530,887

Utilities – 3.6%
Electric Utilities – 2.5%
Edison International	168,400	8,088,252
Great Plains Energy, Inc.	340,100	7,424,383
NV Energy, Inc.	668,000	13,199,680

		28,712,315

Gas Utilities – 0.7%
Atmos Energy Corp.	223,400	8,527,178

Multi-Utilities – 0.4%
DTE Energy Co.	28,400	1,897,120
Sempra Energy	36,800	2,861,568

		4,758,688

		41,998,181

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	45

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 1.9%
Diversified Telecommunication Services – 1.9%
AT&T, Inc.	618,400	$22,206,744

Materials – 1.5%
Chemicals – 1.5%
CF Industries Holdings, Inc.	8,100	1,626,723
LyondellBasell Industries NV	276,100	16,184,982

		17,811,705

Total Common Stocks (cost $951,840,711)		1,141,498,649

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(c) (cost $4,025,699)	4,025,699	4,025,699

Total Investments Before Security Lending Collateral for Securities Loaned – 98.3% (cost $955,866,410)		1,145,524,348

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AllianceBernstein Exchange Reserves – Class I, 0.10%(c) (cost $13,342,427)	13,342,427	13,342,427

Total Investments – 99.4% (cost $969,208,837)		1,158,866,775
Other assets less liabilities – 0.6%		6,934,585

Net Assets – 100.0%		$1,165,801,360

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

46	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.2%
Information Technology – 33.1%
Communications Equipment – 3.7%
F5 Networks, Inc.(a)	177,370	$16,749,049
QUALCOMM, Inc.	397,310	26,075,455

		42,824,504

Computers & Peripherals – 5.1%
Apple, Inc.	120,790	53,316,706
EMC Corp./MA(a)	266,737	6,137,618

		59,454,324

Electronic Equipment, Instruments & Components – 1.1%
Amphenol Corp. – Class A	64,310	4,557,007
Trimble Navigation Ltd.(a)	140,730	8,363,584

		12,920,591

Internet Software & Services – 9.1%
Akamai Technologies, Inc.(a)	215,430	7,962,293
eBay, Inc.(a)	520,763	28,475,321
Facebook, Inc.(a)	281,050	7,658,612
Google, Inc. – Class A(a)	53,255	42,667,906
LinkedIn Corp.(a)	115,360	19,401,245

		106,165,377

IT Services – 5.8%
Cognizant Technology Solutions Corp. – Class A(a)	577,080	44,302,432
Visa, Inc. – Class A	141,970	22,522,121

		66,824,553

Semiconductors & Semiconductor Equipment – 0.8%
Broadcom Corp. – Class A	210,196	7,169,786
Mellanox Technologies Ltd.(a)(b)	50,263	2,650,368

		9,820,154

Software – 7.5%
ANSYS, Inc.(a)	242,220	18,360,276
Citrix Systems, Inc.(a)	434,170	30,782,653
Intuit, Inc.	262,260	16,910,525
Red Hat, Inc.(a)	193,970	9,855,616
SolarWinds, Inc.(a)	84,822	4,789,050
TIBCO Software, Inc.(a)	286,857	6,153,082
		86,851,202

		384,860,705

Consumer Discretionary – 14.8%
Automobiles – 0.9%
Harley-Davidson, Inc.	197,097	10,373,215

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	47

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 2.7%
Chipotle Mexican Grill, Inc. – Class A(a)	25,210	$7,986,276
Starbucks Corp.	415,690	22,788,126

		30,774,402

Internet & Catalog Retail – 3.2%
Amazon.com, Inc.(a)	80,670	21,318,661
priceline.com, Inc.(a)	23,500	16,158,130

		37,476,791

Media – 4.4%
Comcast Corp. – Class A	580,040	23,079,792
Walt Disney Co. (The)	518,680	28,314,741

		51,394,533

Multiline Retail – 0.6%
Dollar General Corp.(a)	148,634	6,887,699

Specialty Retail – 1.6%
O’Reilly Automotive, Inc.(a)	100,190	10,193,330
Ulta Salon Cosmetics & Fragrance, Inc.	93,962	8,321,275

		18,514,605

Textiles, Apparel & Luxury Goods – 1.4%
Coach, Inc.	143,680	6,944,055
VF Corp.	59,770	9,638,510

		16,582,565

		172,003,810

Health Care – 14.7%
Biotechnology – 6.1%
Biogen Idec, Inc.(a)	243,087	40,435,092
Celgene Corp.(a)	193,350	19,949,853
Gilead Sciences, Inc.(a)	241,440	10,311,902

		70,696,847

Health Care Equipment & Supplies – 4.0%
IDEXX Laboratories, Inc.(a)	234,810	21,630,697
Intuitive Surgical, Inc.(a)	49,080	25,025,401

		46,656,098

Health Care Providers & Services – 2.3%
McKesson Corp.	89,060	9,451,938
UnitedHealth Group, Inc.	326,235	17,437,261

		26,889,199

Life Sciences Tools & Services – 0.6%
Illumina, Inc.(a)	132,700	6,652,251

Pharmaceuticals – 1.7%
Allergan, Inc./United States	189,820	20,580,284

		171,474,679

48	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 10.0%
Aerospace & Defense – 4.7%
Boeing Co. (The)	188,520	$14,497,188
Precision Castparts Corp.	214,300	39,986,237

		54,483,425

Commercial Services & Supplies – 0.6%
Stericycle, Inc.(a)	70,570	6,769,074

Electrical Equipment – 1.8%
AMETEK, Inc.	261,227	10,927,126
Roper Industries, Inc.	82,700	10,305,247

		21,232,373

Industrial Conglomerates – 2.0%
Danaher Corp.	373,559	23,011,234

Machinery – 0.9%
Flowserve Corp.	63,814	10,242,147

		115,738,253

Energy – 7.0%
Energy Equipment & Services – 4.2%
National Oilwell Varco, Inc.	137,420	9,362,425
Oceaneering International, Inc.	153,370	9,752,798
Schlumberger Ltd.	372,623	29,008,701

		48,123,924

Oil, Gas & Consumable Fuels – 2.8%
Concho Resources, Inc.(a)	49,030	4,410,739
EOG Resources, Inc.	92,631	11,644,643
Noble Energy, Inc.	150,587	16,689,557

		32,744,939

		80,868,863

Consumer Staples – 5.9%
Food Products – 1.7%
Hershey Co. (The)	234,510	19,544,063

Personal Products – 1.4%
Estee Lauder Cos., Inc. (The) – Class A	254,820	16,333,962

Tobacco – 2.8%
Philip Morris International, Inc.	362,165	33,228,639

		69,106,664

Financials – 5.9%
Capital Markets – 2.5%
Affiliated Managers Group, Inc.(a)	126,900	18,556,587
BlackRock, Inc. – Class A	43,900	10,525,025

		29,081,612

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	49

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 3.4%
IntercontinentalExchange, Inc.(a)	256,011	$39,635,623

		68,717,235

Materials – 1.8%
Chemicals – 1.8%
Monsanto Co.	206,445	20,857,138

Total Common Stocks (cost $848,904,887)		1,083,627,347

SHORT-TERM INVESTMENTS – 6.1%
Investment Companies – 6.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(c) (cost $70,261,258)	70,261,258	70,261,258

Total Investments Before Security Lending Collateral for Securities Loaned – 99.3% (cost $919,166,145)		1,153,888,605

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AllianceBernstein Exchange Reserves – Class I, 0.10%(c) (cost $2,651,373)	2,651,373	2,651,373

Total Investments – 99.5% (cost $921,817,518)		1,156,539,978
Other assets less liabilities – 0.5%		6,165,933

Net Assets – 100.0%		$1,162,705,911

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

50	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.4%
Financials – 23.9%
Capital Markets – 3.3%
Credit Suisse Group AG(a)	380,170	$10,134,476
Deutsche Bank AG (REG)	174,500	7,966,727
Macquarie Group Ltd.	364,210	13,991,839

		32,093,042

Commercial Banks – 14.1%
Banco do Brasil SA	938,300	12,486,017
Banco Santander Brasil SA/Brazil (ADR)	315,700	2,307,767
Bank of Montreal	126,890	7,900,710
Barclays PLC	1,455,330	6,752,609
HSBC Holdings PLC	1,196,790	13,255,244
KB Financial Group, Inc.	421,052	15,244,999
Komercni Banka AS	12,440	2,528,501
Lloyds Banking Group PLC(a)	9,141,360	7,514,239
Mitsubishi UFJ Financial Group, Inc.	2,577,200	14,283,939
National Australia Bank Ltd.	518,110	15,944,805
Sberbank of Russia (Sponsored ADR)	700,310	9,657,275
Societe Generale SA(a)	383,634	14,623,578
Sumitomo Mitsui Financial Group, Inc.	271,600	10,839,300
Unione di Banche Italiane SCPA	1,013,562	4,610,391

		137,949,374

Diversified Financial Services – 1.9%
ING Groep NV(a)	1,440,230	11,530,215
ORIX Corp.	64,760	7,215,266

		18,745,481

Insurance – 2.8%
Aegon NV	1,058,061	6,298,266
Allianz SE	30,040	4,095,535
Aviva PLC	982,260	5,286,691
Muenchener Rueckversicherungs AG	27,300	4,897,022
Suncorp Group Ltd.	620,780	7,120,971

		27,698,485

Real Estate Investment Trusts (REITs) – 0.7%
Stockland	1,885,742	7,242,858

Real Estate Management & Development – 1.1%
Evergrande Real Estate Group Ltd.(b)	13,182,000	6,436,630
New World Development Co., Ltd.	2,357,836	4,308,894

		10,745,524

		234,474,764

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	51

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 14.6%
Auto Components – 3.8%
Cie Generale des Etablissements Michelin – Class B	92,902	$8,274,739
GKN PLC	1,850,540	7,631,808
Magna International, Inc. (Toronto) – Class A(b)	154,250	8,204,230
NGK Spark Plug Co., Ltd.	209,000	3,174,296
Valeo SA	173,830	9,805,179

		37,090,252

Automobiles – 5.9%
Bayerische Motoren Werke AG	67,710	6,225,318
Honda Motor Co., Ltd.	284,000	10,621,196
Kia Motors Corp.	49,140	2,521,796
Mazda Motor Corp.(a)	3,447,000	10,393,867
Nissan Motor Co., Ltd.	1,053,700	10,675,368
Renault SA	102,630	6,482,730
Volkswagen AG (Preference Shares)	48,930	10,642,865

		57,563,140

Distributors – 0.4%
Imperial Holdings Ltd.	162,480	3,725,152

Hotels, Restaurants & Leisure – 0.5%
Melco Crown Entertainment Ltd. (ADR)(a)	284,140	5,458,329

Household Durables – 0.5%
Sony Corp.	377,000	5,498,755

Leisure Equipment & Products – 0.3%
Namco Bandai Holdings, Inc.	197,500	3,141,052

Media – 0.5%
Fairfax Media Ltd.(b)	3,170,950	1,854,008
Informa PLC	418,700	3,176,715

		5,030,723

Multiline Retail – 0.3%
Myer Holdings Ltd.(b)	1,011,198	2,874,581

Specialty Retail – 2.0%
Mr. Price Group Ltd.	449,700	5,767,609
Shimamura Co., Ltd.	35,100	3,584,967
Yamada Denki Co., Ltd.(b)	275,780	10,007,249

		19,359,825

Textiles, Apparel & Luxury Goods – 0.4%
Yue Yuen Industrial Holdings Ltd.	1,049,000	3,544,066

		143,285,875

52	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 11.2%
Energy Equipment & Services – 1.3%
Seadrill Ltd.	345,280	$12,590,779

Oil, Gas & Consumable Fuels – 9.9%
Banpu PCL	180,050	2,366,371
BP PLC	2,832,080	18,990,589
Cameco Corp.	222,800	4,753,067
China Petroleum & Chemical Corp. – Class H	7,110,000	8,073,255
ENI SpA	664,050	15,113,623
Gazprom OAO (Sponsored ADR)	1,035,890	9,198,703
JX Holdings, Inc.	262,300	1,598,530
LUKOIL OAO (London) (Sponsored ADR)	110,230	7,109,835
Petroleo Brasileiro SA (Sponsored ADR)	885,130	14,808,225
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	453,682	14,900,993

		96,913,191

		109,503,970

Materials – 10.4%
Chemicals – 3.0%
Agrium, Inc. (Toronto)	47,771	4,946,876
Arkema SA	32,060	3,250,361
DIC Corp.	1,557,000	3,118,491
Koninklijke DSM NV	168,799	9,858,917
OCI Co., Ltd.(b)	28,970	4,619,234
Teijin Ltd.	1,473,000	3,414,969

		29,208,848

Construction Materials – 0.2%
China Shanshui Cement Group Ltd.	3,239,000	2,317,977

Metals & Mining – 7.2%
Anglo American PLC	313,870	9,094,933
Dowa Holdings Co., Ltd.	274,000	2,015,011
Goldcorp, Inc.	129,860	4,238,630
KGHM Polska Miedz SA	184,720	10,473,256
Kinross Gold Corp.	686,250	5,223,818
MMC Norilsk Nickel OJSC (ADR)	751,630	13,303,851
Rio Tinto PLC	205,700	10,999,260
Vale SA (Sponsored ADR) (Local Preference Shares)	805,730	14,801,260

		70,150,019

		101,676,844

Industrials – 8.7%
Aerospace & Defense – 2.9%
European Aeronautic Defence and Space Co. NV	252,508	12,871,752
Saab AB	206,600	4,532,624

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	53

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Safran SA	235,059	$10,742,299

		28,146,675

Airlines – 1.3%
Japan Airlines Co., Ltd.(a)	147,600	7,002,419
Qantas Airways Ltd.(a)	3,251,798	5,440,487

		12,442,906

Building Products – 0.9%
Asahi Glass Co., Ltd.	1,331,000	9,021,702

Commercial Services & Supplies – 0.3%
Downer EDI Ltd.(a)	486,658	2,735,087

Electrical Equipment – 1.3%
Sumitomo Electric Industries Ltd.	1,135,900	13,224,057

Industrial Conglomerates – 0.8%
Jardine Matheson Holdings Ltd.	82,000	5,191,939
Jardine Strategic Holdings Ltd.	64,500	2,474,645

		7,666,584

Machinery – 0.2%
IHI Corp.	573,000	1,606,963

Road & Rail – 0.4%
Tokyu Corp.	718,000	4,299,535

Trading Companies & Distributors – 0.6%
Mitsubishi Corp.	326,500	6,468,157

		85,611,666

Health Care – 7.6%
Biotechnology – 1.1%
Actelion Ltd.(a)	204,670	10,534,141

Pharmaceuticals – 6.5%
AstraZeneca PLC	286,070	12,971,880
GlaxoSmithKline PLC	750,780	16,544,743
Novartis AG	135,180	9,154,131
Roche Holding AG	109,290	25,006,445

		63,677,199

		74,211,340

Information Technology – 7.1%
Computers & Peripherals – 1.4%
Fujitsu Ltd.	2,052,000	9,425,092
Wistron Corp.	3,809,400	4,266,418

		13,691,510

54	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 2.0%
Hon Hai Precision Industry Co., Ltd.	1,705,000	$4,756,955
LG Display Co., Ltd.(a)	511,980	14,328,233

		19,085,188

Semiconductors & Semiconductor Equipment – 3.4%
Advanced Semiconductor Engineering, Inc.	8,931,579	7,500,168
Samsung Electronics Co., Ltd.	3,420	4,844,017
SK Hynix, Inc.(a)	414,340	10,083,539
Sumco Corp.(a)	487,800	4,877,809
Tokyo Electron Ltd.	129,400	6,005,896

		33,311,429

Software – 0.3%
Nintendo Co., Ltd.	32,000	3,095,611

		69,183,738

Consumer Staples – 6.6%
Beverages – 0.8%
Asahi Group Holdings Ltd.	301,500	7,612,209

Food & Staples Retailing – 2.0%
George Weston Ltd.	27,430	1,982,940
Koninklijke Ahold NV	771,330	11,068,508
WM Morrison Supermarkets PLC	1,696,480	6,670,165

		19,721,613

Tobacco – 3.8%
British American Tobacco PLC	196,200	10,206,985
Imperial Tobacco Group PLC	315,820	11,432,315
Japan Tobacco, Inc.	433,100	13,674,727
KT&G Corp.	31,590	2,252,209

		37,566,236

		64,900,058

Telecommunication Services – 5.2%
Diversified Telecommunication Services – 2.9%
Nippon Telegraph & Telephone Corp.	421,800	19,273,163
TDC A/S	355,950	2,677,498
Vivendi SA	320,067	6,713,883

		28,664,544

Wireless Telecommunication Services – 2.3%
America Movil SAB de CV Series L (ADR)	289,640	6,050,579
China Mobile Ltd.	214,500	2,355,398
Vodafone Group PLC	5,666,607	14,212,956

		22,618,933

		51,283,477

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	55

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 2.1%
Electric Utilities – 1.4%
EDP – Energias de Portugal SA	2,499,930	$7,476,986
Electricite de France SA	361,110	6,813,736

		14,290,722

Multi-Utilities – 0.7%
National Grid PLC	599,710	6,625,762

		20,916,484

Total Common Stocks (cost $885,588,934)		955,048,216

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(c) (cost $31,678,901)	31,678,901	31,678,901

Total Investments Before Security Lending Collateral for Securities Loaned – 100.6% (cost $917,267,835)		986,727,117

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.8%
Investment Companies – 2.8%
AllianceBernstein Exchange Reserves – Class I, 0.10%(c) (cost $27,331,840)	27,331,840	27,331,840

Total Investments – 103.4% (cost $944,599,675)		1,014,058,957
Other assets less liabilities – (3.4)%		(33,413,834)

Net Assets – 100.0%		$980,645,123

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX50 Index Futures	277	March 2013	$9,606,246	$9,529,140	$(77,106)

56	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	GBP	18,101	USD	28,981	5/15/13	$1,531,200
Barclays Bank PLC Wholesale	JPY	11,384,316	USD	122,149	5/15/13	(733,559)
Barclays Bank PLC Wholesale	USD	25,008	CHF	23,336	5/15/13	(90,077)
Barclays Bank PLC Wholesale	USD	42,938	NOK	238,052	5/15/13	(1,585,007)
BNP Paribas SA	USD	44,923	JPY	4,197,606	5/15/13	385,642
Citibank, NA	AUD	5,295	USD	5,400	5/15/13	20,476
Citibank, NA	GBP	35,690	USD	56,011	5/15/13	1,887,359
Citibank, NA	USD	19,550	AUD	19,064	5/15/13	(183,014)
Credit Suisse International	USD	50,697	SEK	326,157	5/15/13	(345,359)
Deutsche Bank AG London	NOK	158,082	USD	27,512	5/15/13	50,731
Deutsche Bank AG London	NZD	13,288	USD	11,103	5/15/13	169,828
Goldman Sachs Capital Markets LP	AUD	24,033	USD	24,690	5/15/13	274,072
Goldman Sachs Capital Markets LP	CHF	31,758	USD	34,684	5/15/13	773,701
Goldman Sachs Capital Markets LP	JPY	1,786,495	USD	19,932	5/15/13	648,266
Goldman Sachs Capital Markets LP	USD	41,842	GBP	27,590	5/15/13	(2,125)
Goldman Sachs Capital Markets LP	USD	27,307	JPY	2,520,909	5/15/13	(96,502)
HSBC Bank USA	CAD	33,171	USD	33,199	5/15/13	1,086,053
HSBC Bank USA	HKD	26,928	USD	3,473	5/15/13	92
HSBC Bank USA	USD	38,899	NZD	46,866	5/15/13	(337,931)
Morgan Stanley and Co., Inc.	EUR	49,570	USD	64,876	5/15/13	124,783
Morgan Stanley and Co., Inc.	USD	2,768	CHF	2,541	5/15/13	(54,593)
Royal Bank of Scotland PLC	USD	12,544	CAD	12,917	5/15/13	(38,684)
Royal Bank of Scotland PLC	USD	43,431	EUR	32,513	5/15/13	(961,094)
UBS AG	CAD	2,912	USD	2,948	5/15/13	129,009
UBS AG	USD	10,721	AUD	10,264	5/15/13	(293,396)
UBS AG	USD	44,379	EUR	33,122	5/15/13	(1,112,711)
Westpac Banking Corp.	NZD	20,857	USD	17,236	5/15/13	74,743

						$1,321,903

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SEK	– Swedish Krona
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
OJSC	– Open Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	57

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.8%
Financials – 28.2%
Capital Markets – 3.3%
UBS AG(a)	2,005,393	$31,685,815

Commercial Banks – 4.9%
HDFC Bank Ltd.	630,130	7,324,122
HSBC Holdings PLC	2,194,150	24,301,669
Sberbank of Russia (Sponsored ADR)	1,173,826	16,187,061

		47,812,852

Consumer Finance – 1.8%
Muthoot Finance Ltd.	508,417	1,953,114
Shriram Transport Finance Co., Ltd.	1,255,510	15,709,743

		17,662,857

Diversified Financial Services – 2.1%
BM&FBovespa SA	708,000	4,796,545
IG Group Holdings PLC	2,122,220	15,848,045

		20,644,590

Insurance – 10.0%
Admiral Group PLC	1,178,441	22,308,644
AIA Group Ltd.	6,196,600	26,957,101
Lancashire Holdings Ltd.	1,416,922	19,513,228
Prudential PLC	1,948,480	28,920,802

		97,699,775

Real Estate Management & Development – 4.6%
Global Logistic Properties Ltd.	6,216,000	12,748,738
Hang Lung Properties Ltd.	6,838,000	26,371,807
Mitsubishi Estate Co., Ltd.	239,000	5,958,075

		45,078,620

Thrifts & Mortgage Finance – 1.5%
Housing Development Finance Corp.	1,066,230	15,018,510

		275,603,019

Consumer Discretionary – 19.0%
Auto Components – 0.5%
Nokian Renkaat OYJ	103,930	4,707,129

Automobiles – 2.0%
Toyota Motor Corp.	384,900	19,768,288

Distributors – 2.1%
Li & Fung Ltd.	14,934,000	19,970,501

Diversified Consumer Services – 2.8%
Anhanguera Educacional Participacoes SA	643,800	13,335,253
Estacio Participacoes SA	583,800	14,304,486

		27,639,739

58	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 4.6%
Ajisen China Holdings Ltd.(b)	8,133,800	$5,868,278
Sands China Ltd.	4,124,800	19,536,325
Sodexo	188,286	17,418,217
Whitbread PLC	62,230	2,375,178

		45,197,998

Household Durables – 1.0%
MRV Engenharia e Participacoes SA	1,546,900	9,925,043

Media – 0.5%
Naspers Ltd.	78,930	5,096,767

Multiline Retail – 0.8%
Don Quijote Co., Ltd.	39,000	1,537,154
Golden Eagle Retail Group Ltd.(b)	3,113,000	6,374,127

		7,911,281

Specialty Retail – 2.8%
Belle International Holdings Ltd.	6,821,000	12,494,183
Indomobil Sukses Internasional TBK PT	3,242,000	1,808,591
L’Occitane International SA	2,223,250	6,674,311
Nitori Holdings Co., Ltd.	83,750	6,236,334

		27,213,419

Textiles, Apparel & Luxury Goods – 1.9%
Burberry Group PLC	156,470	3,258,195
Cie Financiere Richemont SA	147,620	11,840,435
LVMH Moet Hennessy Louis Vuitton SA	15,480	2,656,397
Samsonite International SA	372,800	880,202

		18,635,229

		186,065,394

Industrials – 16.1%
Commercial Services & Supplies – 0.9%
Aggreko PLC	141,540	3,628,250
Edenred	142,641	4,927,508

		8,555,758

Construction & Engineering – 1.3%
Larsen & Toubro Ltd.	424,138	10,664,361
Samsung Engineering Co., Ltd.	14,500	2,054,057

		12,718,418

Machinery – 1.8%
FANUC Corp.	63,700	9,822,403
Komatsu Ltd.	297,600	7,494,244

		17,316,647

Professional Services – 11.5%
Bureau Veritas SA	192,250	24,755,890
Capita PLC	2,862,727	35,689,217

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	59

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Intertek Group PLC	758,989	$38,354,826
Qualicorp SA(a)	257,000	2,873,300
SGS SA	4,369	11,080,263

		112,753,496

Road & Rail – 0.6%
Globaltrans Investment PLC (Sponsored GDR)(c)	391,070	6,253,209

		157,597,528

Consumer Staples – 14.9%
Beverages – 0.8%
Anheuser-Busch InBev NV	87,950	8,242,217

Food & Staples Retailing – 4.2%
Jeronimo Martins SGPS SA	850,650	16,954,718
Olam International Ltd.	16,044,370	21,432,138
Tsuruha Holdings, Inc.	31,100	2,694,481

		41,081,337

Food Products – 1.0%
Unilever PLC	246,363	9,811,048

Household Products – 2.4%
Henkel AG & Co. KGaA	174,443	12,888,053
Reckitt Benckiser Group PLC	152,693	10,239,429

		23,127,482

Tobacco – 6.5%
British American Tobacco PLC	775,024	40,319,359
Japan Tobacco, Inc.	729,200	23,023,807

		63,343,166

		145,605,250

Information Technology – 9.7%
Internet Software & Services – 3.4%
Baidu, Inc. (Sponsored ADR)(a)	205,363	18,638,746
MercadoLibre, Inc.(b)	28,920	2,475,841
Telecity Group PLC	663,809	9,394,390
Tencent Holdings Ltd.	69,700	2,401,847

		32,910,824

IT Services – 2.0%
Tata Consultancy Services Ltd.	703,408	19,661,783

Semiconductors & Semiconductor Equipment – 3.8%
Samsung Electronics Co., Ltd. (Preference Shares)	46,743	37,795,117

Software – 0.5%
SAP AG	59,690	4,661,207

		95,028,931

60	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 3.6%
Chemicals – 1.2%
Filtrona PLC	1,242,017	$12,005,521

Construction Materials – 0.6%
Semen Indonesia Persero Tbk PT	2,896,500	5,196,584

Metals & Mining – 1.8%
BHP Billiton PLC	562,940	17,764,053

		34,966,158

Energy – 3.2%
Energy Equipment & Services – 1.7%
AMEC PLC	277,821	4,387,158
Saipem SpA	101,460	2,709,091
Technip SA	88,990	9,616,002

		16,712,251

Oil, Gas & Consumable Fuels – 1.5%
Afren PLC(a)	1,974,044	4,245,341
NovaTek OAO (Sponsored GDR)(c)	86,620	10,037,597

		14,282,938

		30,995,189

Health Care – 2.1%
Health Care Providers & Services – 0.3%
Odontoprev SA	490,900	2,271,720

Life Sciences Tools & Services – 0.7%
Eurofins Scientific	35,756	7,078,654

Pharmaceuticals – 1.1%
Lupin Ltd.	248,500	2,680,306
Roche Holding AG	11,130	2,546,635
Sun Pharmaceutical Industries Ltd.	382,140	5,596,659

		10,823,600

		20,173,974

Utilities – 1.0%
Independent Power Producers & Energy Traders – 1.0%
APR Energy PLC	874,781	9,396,116

Total Common Stocks (cost $867,666,990)		955,431,559

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	61

International Growth Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 0.5%
Industrial – 0.5%
Consumer Non-Cyclical – 0.5%
Olam International Ltd. 6.75%, 1/29/18(c) (cost $4,963,335)	$5,221	$4,978,248

	Shares
WARRANTS – 0.3%
Industrials – 0.2%
Industrial Conglomerates – 0.2%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	1,414,604	2,595,232

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Olam International Ltd., expiring 1/29/18(a)	2,702,057	797,107

Total Warrants (cost $2,320,593)		3,392,339

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(d) (cost $4,991,776)	4,991,776	4,991,776

Total Investments Before Security Lending Collateral for Securities Loaned – 99.1% (cost $879,942,694)		968,793,922

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AllianceBernstein Exchange Reserves – Class I, 0.10%(d) (cost $10,882,706)	10,882,706	10,882,706

Total Investments – 100.2% (cost $890,825,400)		979,676,628
Other assets less liabilities – (0.2)%		(2,267,551)

Net Assets – 100.0%		$977,409,077

62	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	21,824	USD	28,255	3/15/13	$(239,767)
Barclays Bank PLC Wholesale	GBP	61,537	USD	98,965	3/15/13	5,616,306
Barclays Bank PLC Wholesale	HKD	399,738	USD	51,583	3/15/13	38,769
Barclays Bank PLC Wholesale	USD	6,412	NOK	36,863	3/15/13	6,951
BNP Paribas SA	BRL	15,193	USD	7,691	3/04/13	15,542
BNP Paribas SA	USD	7,410	BRL	15,193	3/04/13	265,062
BNP Paribas SA	JPY	1,951,256	USD	21,899	3/15/13	845,786
Citibank, NA	USD	6,792	CAD	6,744	3/15/13	(254,094)
Citibank, NA	USD	21,714	SEK	139,715	6/13/13	(157,891)
Deutsche Bank AG London	USD	20,073	SGD	24,510	3/15/13	(280,958)
Goldman Sachs Capital Markets LP	BRL	15,193	USD	7,080	3/04/13	(595,875)
Goldman Sachs Capital Markets LP	USD	7,691	BRL	15,193	3/04/13	(15,542)
Goldman Sachs Capital Markets LP	HKD	59,758	USD	7,711	3/15/13	5,333
Goldman Sachs Capital Markets LP	JPY	362,840	USD	4,402	3/15/13	487,291
HSBC BankUSA	USD	10,376	HKD	80,411	3/15/13	(7,109)
Royal Bank of Canada	USD	71,307	CAD	70,605	3/15/13	(2,862,339)
Royal Bank of Scotland PLC	JPY	980,117	USD	11,914	3/15/13	1,339,273
Royal Bank of Scotland PLC	GBP	4,944	USD	7,810	6/13/13	313,435
Standard Chartered Bank	USD	8,943	HKD	69,349	3/15/13	(956)
Standard Chartered Bank	USD	6,299	SGD	7,795	6/13/13	(4,463)
State Street Bank & Trust Co.	EUR	5,205	USD	6,964	3/15/13	168,265
State Street Bank & Trust Co.	USD	12,583	AUD	12,294	6/13/13	(119,904)
UBS AG	USD	36,056	EUR	27,029	3/15/13	(765,126)
Westpac Banking Corp.	USD	48,843	AUD	46,665	3/15/13	(1,216,610)

						$2,581,379

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the aggregate market value of these securities amounted to $21,269,054 or 2.2% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	63

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 29.7%
Agency ARMs – 13.0%
Federal Home Loan Mortgage Corp. 2.02%, 8/01/42(a)	U.S.$	9,053	$9,393,009
2.484%, 7/01/42(a)		11,552	11,960,926
3.023%, 6/01/37(a)		8,712	9,339,840
Series 2005 2.887%, 5/01/35(a)		2,892	3,087,503
Federal National Mortgage Association 2.127%, 8/01/42(a)		7,515	7,796,135
2.252%, 8/01/42(a)		6,157	6,403,896
2.381%, 6/01/42(a)		5,446	5,668,010
2.414%, 1/01/36(a)		1,524	1,627,083
2.441%, 5/01/42(a)		8,912	9,280,258
2.503%, 6/01/42(b)		8,976	9,351,156
2.666%, 8/01/42(a)		11,647	12,188,510
2.67%, 8/01/42(a)		11,111	11,627,770
2.733%, 6/01/42(a)		12,659	13,253,797
Series 2003 2.81%, 12/01/33(a)		747	799,041
Series 2005 2.356%, 2/01/35(b)		3,823	4,088,516
3.083%, 10/01/35(a)		2,369	2,527,129
Series 2006 3.082%, 7/01/36(a)		1,768	1,886,239
Series 2007 1.934%, 1/01/37(b)		1,005	1,056,371
Series 2009 2.772%, 7/01/38(a)		1,643	1,762,039

			123,097,228

Agency Fixed Rate 15-Year – 12.7%
Federal Home Loan Mortgage Corp. Gold 3.50%, 7/01/27		8,247	8,797,249
4.50%, 6/01/25		6,354	6,770,074
5.00%, 7/01/25		2,907	3,111,423
Series 2011 3.50%, 6/01/26		8,407	8,890,948
Federal National Mortgage Association 3.00%, TBA		14,055	14,792,888
3.50%, 3/01/26-1/01/27		42,188	44,855,901
Series 1998 6.00%, 10/01/13-12/01/13		1	1,010
Series 2001 6.00%, 11/01/16		44	46,778
Series 2002 6.00%, 12/01/17		44	47,873

64	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2005 6.00%, 6/01/17-6/01/20	U.S.$	67	$69,174
Series 2006 6.00%, 5/01/21-1/01/22		1,516	1,660,405
Series 2007 6.00%, 2/01/22		408	450,720
Series 2010 3.00%, 1/01/26		16,107	17,159,308
Series 2012 3.00%, 8/01/27		12,652	13,395,505

			120,049,256

Agency Fixed Rate 30-Year – 4.0%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37		1,075	1,176,595
Series 2009 5.50%, 10/01/39		4,101	4,458,958
Federal National Mortgage Association 5.50%, TBA		8,409	9,161,868
4.50%, 8/01/39-4/01/41		7,328	8,064,458
6.00%, 2/01/37-10/01/38		11,791	12,951,756
Series 2010 6.00%, 4/01/40		1,577	1,730,409

			37,544,044

Total Mortgage Pass-Throughs (cost $279,040,984)			280,690,528

GOVERNMENTS - TREASURIES – 24.5%
United States – 24.5%
U.S. Treasury Notes 0.25%, 2/28/14-2/15/15		180,785	180,865,815
0.625%, 4/30/13		33,270	33,298,579
0.75%, 10/31/17		5,715	5,728,842
1.00%, 10/31/16		11,337	11,549,569

Total Governments - Treasuries (cost $231,131,604)			231,442,805

ASSET-BACKED SECURITIES – 14.8%
Autos - Fixed Rate – 7.0%
Ally Auto Receivables Trust Series 2010-1, Class B 3.29%, 3/15/15(c)		5,740	5,871,027
Series 2012-A, Class C 2.40%, 11/15/17(c)		2,415	2,505,541

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	65

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18	U.S.$	945	$944,794
AmeriCredit Automobile Receivables Trust Series 2012-2, Class A3 1.05%, 10/11/16		3,560	3,586,365
Series 2013-1, Class A2 0.49%, 6/08/16		2,075	2,075,848
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,730	1,768,105
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(c)		1,071	1,073,564
Series 2012-1, Class A4 1.03%, 12/15/16		1,650	1,665,898
Series 2012-1, Class C 2.09%, 7/17/17		2,960	3,043,072
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		1,785	1,784,481
CarMax Auto Owner Trust Series 2012-3, Class A2 0.43%, 9/15/15		1,870	1,870,224
Ford Auto Securitization Trust Series 2013-R1A, Class A1 1.485%, 12/15/14(c)	CAD	2,111	2,046,657
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	2,626	2,627,517
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		5,265	5,280,206
Series 2013-1, Class A1 0.85%, 1/15/18		2,222	2,220,831
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(c)		3,405	3,404,017
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.86%, 6/15/16(c)		2,509	2,508,748
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(c)		698	698,141
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16		6,740	6,746,874

66	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)	U.S.$	2,534	$2,536,795
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		2,873	2,877,947
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		1,761	1,764,100
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14		1,020	1,021,488
Porsche Innovative Lease Owner Trust Series 2011-1, Class A2 0.92%, 2/20/14(c)		403	403,389
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		1,870	1,870,152
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		1,550	1,551,312
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		2,852	2,870,929

			66,618,022

Credit Cards - Fixed Rate – 3.3%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		4,975	4,994,908
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		3,310	3,308,540
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		4,015	4,503,280
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17		1,322	1,331,115
Series 2012-A3, Class A3 0.86%, 11/15/17		1,621	1,631,285
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		2,715	2,713,662

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	67

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GE Capital Credit Card Master Note Trust Series 2012-1, Class A
1.03%, 1/15/18	U.S.$	5,170	$5,222,781
Series 2012-6, Class A 1.36%, 8/17/20		2,510	2,540,604
Series 2012-7, Class A 1.76%, 9/15/22		2,170	2,158,077
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,540	1,568,341
Series 2013-A, Class A 1.61%, 12/15/21		950	949,986

			30,922,579

Credit Cards - Floating Rate – 2.0%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.261%, 7/15/16(b)		6,000	5,998,536
Discover Card Master Trust Series 2010-A1, Class A1 0.851%, 9/15/15(b)		7,206	7,207,592
Gracechurch Card Funding PLC Series 2012-1A, Class A2 0.921%, 2/15/17(b)(c)	EUR	2,140	2,827,235
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.772%, 3/18/14(b)(c)	U.S.$	2,796	2,803,904

			18,837,267

Autos - Floating Rate – 1.6%
Ally Master Owner Trust Series 2011-4, Class A1 1.001%, 9/15/16(b)		4,590	4,622,213
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.601%, 9/15/17(b)(c)		3,598	3,593,112
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.901%, 2/15/17(b)(c)		3,025	3,106,094
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.691%, 6/20/17(b)		3,880	3,893,557

			15,214,976

Other ABS - Fixed Rate – 0.7%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(c)	CAD	277	268,820

68	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	U.S.$	1,104	$1,107,121
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15		4,980	5,008,142

			6,384,083

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		823	814,987
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		35	– 0	–

			814,987

Home Equity Loans - Floating Rate – 0.1%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.481%, 1/20/36(b)		815	784,028

Total Asset-Backed Securities (cost $139,206,462)			139,575,942

CORPORATES - INVESTMENT GRADES – 12.4%
Industrial – 7.1%
Capital Goods – 0.8%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		4,990	5,049,306
Eaton Corp. 0.638%, 6/16/14(b)		2,469	2,470,227

			7,519,533

Communications - Telecommunications – 1.9%
AT&T, Inc. 0.90%, 2/12/16		2,365	2,366,502
1.40%, 12/01/17		3,320	3,312,105
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		4,375	4,561,769
Verizon Communications, Inc. 1.25%, 11/03/14		1,685	1,705,371
1.95%, 3/28/14		3,130	3,179,501
Vodafone Group PLC 1.25%, 9/26/17		3,310	3,290,756

			18,416,004

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	69

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 1.0%
American Honda Finance Corp. 2.375%, 3/18/13(c)	U.S.$	4,534	$4,537,296
Daimler Finance North America LLC 1.25%, 1/11/16(c)		4,430	4,440,136

			8,977,432

Consumer Non-Cyclical – 2.4%
AbbVie, Inc. 1.75%, 11/06/17(c)		3,280	3,327,196
Baxter International, Inc. 1.80%, 3/15/13		1,051	1,051,422
Eli Lilly & Co. 4.20%, 3/06/14		2,845	2,950,695
Gilead Sciences, Inc. 3.05%, 12/01/16		3,085	3,310,844
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		2,109	2,127,677
McKesson Corp. 0.95%, 12/04/15		1,298	1,301,937
Novartis Capital Corp. 4.125%, 2/10/14		2,855	2,952,829
PepsiCo, Inc. 0.70%, 2/26/16		3,315	3,316,170
Sanofi 1.625%, 3/28/14		2,445	2,478,741

			22,817,511

Energy – 0.8%
BP Capital Markets PLC 0.70%, 11/06/15		3,290	3,285,829
Chevron Corp. 1.104%, 12/05/17		3,305	3,312,800
ConocoPhillips 4.75%, 2/01/14		723	750,810

			7,349,439

Technology – 0.2%
Oracle Corp. 4.95%, 4/15/13		2,140	2,150,946

			67,230,865

Financial Institutions – 4.9%
Banking – 3.2%
Australia & New Zealand Banking Group Ltd. 0.90%, 2/12/16		3,300	3,310,702
Bank of America Corp. 1.25%, 1/11/16		3,220	3,210,295
Citigroup, Inc. 1.25%, 1/15/16		3,335	3,325,839

70	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16	U.S.$	3,080	$3,274,795
ING Bank NV 1.45%, 3/07/16		3,310	3,310,000
JPMorgan Chase & Co. Series G 1.10%, 10/15/15		3,290	3,301,163
KeyBank NA/Cleveland OH 1.65%, 2/01/18		1,847	1,866,000
Morgan Stanley 1.75%, 2/25/16		1,988	1,996,733
PNC Funding Corp. 2.70%, 9/19/16		3,130	3,306,131
UnionBanCal Corp. 5.25%, 12/16/13		3,867	4,007,697

			30,909,355

Finance – 0.5%
General Electric Capital Corp. 0.685%, 1/09/15(b)		4,680	4,684,390

Insurance – 1.2%
Berkshire Hathaway, Inc. 1.55%, 2/09/18		3,315	3,358,973
MetLife Institutional Funding II 0.675%, 1/06/15(b)(c)		4,500	4,505,026
New York Life Global Funding 0.80%, 2/12/16(c)		3,315	3,315,146

			11,179,145

			46,772,890

Utility – 0.4%
Natural Gas – 0.4%
TransCanada PipeLines Ltd. 0.75%, 1/15/16		3,290	3,288,322

Total Corporates - Investment Grades (cost $116,713,044)			117,292,077

COMMERCIAL MORTGAGE-BACKED SECURITIES – 11.7%
Non-Agency Fixed Rate CMBS – 9.8%
Commercial Mortgage Pass Through Certificates Series 2010-C1, Class A1 3.156%, 7/10/46(c)		6,329	6,652,488
Series 2012-CR3, Class A1 0.666%, 11/15/45		3,492	3,489,983
Series 2012-CR4, Class A1 0.704%, 10/15/45		3,648	3,647,746

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	71

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2012-CR5, Class A1 0.673%, 12/10/45	U.S.$	2,739	$2,735,938
Series 2013-CR6, Class A1 0.719%, 3/10/46		4,613	4,612,610
Series 2013-LC6, Class A1 0.724%, 1/10/46		2,227	2,226,087
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class A1 0.662%, 11/10/45		4,201	4,196,388
Series 2013-GC10, Class A1 0.696%, 2/10/46		2,717	2,719,333
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49		2,595	2,625,308
Series 2010-C1, Class A1 3.853%, 6/15/43(c)		4,309	4,561,862
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,870	1,950,880
Series 2011-C3, Class A1 1.875%, 2/15/46(c)		4,578	4,644,863
Series 2011-C4, Class A1 1.525%, 7/15/46(c)		2,002	2,023,707
Series 2012-CBX, Class A1 0.958%, 6/15/45		4,037	4,044,801
Series 2012-LC9, Class A1 0.67%, 12/15/47		1,249	1,245,715
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,816	1,844,048
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46		4,426	4,415,264
Series 2013-C8, Class A1 0.777%, 12/15/48		4,456	4,461,504
Morgan Stanley Capital I, Inc. Series 2011-C1, Class A1 2.602%, 9/15/47(c)		4,430	4,545,539
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		3,076	3,073,318
Series 2013-C5, Class A1 0.779%, 3/10/46		4,715	4,719,728
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		4,506	4,503,276

72	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(c)	U.S.$	1,981	$2,025,896
Series 2012-C10, Class A1 0.734%, 12/15/45		5,441	5,443,175
Series 2012-C9, Class A1 0.673%, 11/15/45		4,463	4,458,255
Series 2013-C11, Class A1 0.799%, 3/15/45		2,267	2,271,659

			93,139,371

Non-Agency Floating Rate CMBS – 1.4%
Commercial Mortgage Pass Through Certificates Series 2005-FL11, Class D 0.541%, 11/15/17(b)(c)		669	621,971
Series 2007-FL14, Class C 0.501%, 6/15/22(b)(c)		2,839	2,639,324
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.671%, 10/15/21(b)(c)		4,900	4,782,821
Series 2007-TFLA, Class A2 0.321%, 2/15/22(b)(c)		2,226	2,177,931
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class A2 0.321%, 9/15/21(b)(c)		3,037	2,989,161

			13,211,208

Agency CMBS – 0.5%
NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20		4,372	4,457,666

Total Commercial Mortgage-Backed Securities (cost $111,022,899)			110,808,245

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.8%
Agency Fixed Rate – 1.5%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		7,136	7,348,537
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		3,589	3,727,844
Series 2011-39, Class DA 3.50%, 7/25/24		3,505	3,599,927

			14,676,308

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	73

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.3%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.62%, 2/25/42(b)(c)	U.S.$	2,888	$2,422,707

Non-Agency Fixed Rate – 0.0%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		254	256,167

Agency Floating Rate – 0.0%
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.482%, 10/25/33(b)		108	107,633
Freddie Mac Reference REMICs Series R008, Class FK 0.601%, 7/15/23(b)		53	53,066

			160,699

Total Collateralized Mortgage Obligations (cost $18,040,367)			17,515,881

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Netherlands – 0.7%
Achmea Hypotheekbank NV 0.648%, 11/03/14(b)(c) (cost $6,455,002)		6,456	6,455,923

		Shares
SHORT-TERM INVESTMENTS – 7.7%
Investment Companies – 7.7%
AllianceBerstein Fixed-Income Shares Inc. - Government STIF Portfolio, 0.12%(f) (cost $72,993,769)		72,993,769	72,993,769

Total Investments – 103.3% (cost $974,604,131)			976,775,170
Other assets less liabilities – (3.3)%			(31,007,250)

Net Assets – 100.0%			$945,767,920

74	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	666	June 2013	$146,832,283	$146,832,188	$(95)

Sold Contracts
U.S. T-Note 5 Yr Futures	288	June 2013	35,690,695	35,707,500	(16,805)
U.S. T-Note 10 Yr Futures	310	June 2013	40,479,203	40,779,531	(300,328)

					$(317,228)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD 27,483	CAD 28,210	3/14/13	$(135,872)
Citibank, NA	CAD 30,661	USD 30,500	3/14/13	777,410

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	140	CAD	139	3/14/13	$(4,438)

						$637,100

CROSS CURRENCY SWAP CONTRACTS (see Note C)

Counterparty	Expiration Date	Pay Currency	Pay Rate	Receive Currency	Receive Rate	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2/15/15	EUR	1 Month EURIBOR Plus a Specified Spread	USD	1 Month LIBOR Plus a Specified Spread	$52,575

(a)	Variable rate coupon, rate shown as of February 28, 2013.

(b)	Floating Rate Security. Stated interest rate was in effect at February 28, 2013.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the aggregate market value of these securities amounted to $106,912,969 or 11.3% of net assets.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of February 28, 2013, are considered illiquid and restricted.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	75

Short Duration Bond Portfolio—Portfolio of Investments

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$	– 0	–	0.00%

(e)	Fair valued by the Adviser.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

USD – United States Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rates
NCUA	– National Credit Union Administration
REMICs	– Real Estate Mortgage Investment Conduits
TBA	– To Be Announced

See notes to financial statements.

76	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 36.5%
Australia – 1.3%
Australia Government Bond Series 132 5.50%, 1/21/18	AUD	12,775	$14,572,373

Austria – 1.1%
Austria Government Bond 1.95%, 6/18/19(a)	EUR	9,070	12,452,513

Belgium – 1.3%
Belgium Government Bond Series 67 3.00%, 9/28/19		9,635	13,783,028

Finland – 6.3%
Finland Government Bond 3.375%, 4/15/20		45,300	67,823,881

Germany – 3.0%
Bundesrepublik Deutschland 3.00%, 7/04/20		15,636	23,406,202
Series 2007 4.25%, 7/04/39		4,903	8,918,172

			32,324,374

Japan – 7.0%
Japan Government Forty Year Bond Series 5 2.00%, 3/20/52	JPY	548,600	5,976,550
Japan Government Ten Year Bond Series 288 1.70%, 9/20/17		2,306,350	26,681,013
Series 327 0.80%, 12/20/22		1,015,850	11,102,301
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42		560,250	6,288,895
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		2,053,350	24,610,870
Series 48 2.50%, 12/21/20		103,700	1,296,963

			75,956,592

Mexico – 0.5%
Mexican Bonos Series M 10 7.75%, 12/14/17	MXN	60,165	5,323,595

Netherlands – 2.2%
Netherlands Government Bond 4.50%, 7/15/17(a)	EUR	15,612	23,757,986

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	77

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

New Zealand – 0.1%
New Zealand Government Bond Series 423 5.50%, 4/15/23	NZD	1,307	$1,238,055

Norway – 0.9%
Norway Government Bond Series 474 3.75%, 5/25/21	NOK	51,245	9,951,565

United Kingdom – 9.4%
United Kingdom Gilt 1.00%, 9/07/17	GBP	6,835	10,466,195
1.75%, 1/22/17-9/07/22		21,720	33,671,439
2.00%, 1/22/16		5,808	9,218,713
3.75%, 9/07/19		6,245	10,938,750
4.50%, 12/07/42		2,978	5,568,294
4.75%, 12/07/30		16,349	31,528,127

			101,391,518

United States – 3.4%
U.S. Treasury Bonds 4.625%, 2/15/40	U.S.$	18,561	24,296,976
U.S. Treasury Notes
1.625%, 8/15/22		11,340	11,155,725
4.50%, 5/15/17		1,405	1,633,094

			37,085,795

Total Governments - Treasuries (cost $404,882,674)			395,661,275

CORPORATES - INVESTMENT GRADES – 31.4%
Financial Institutions – 15.0%
Banking – 9.9%
Bank of America Corp. 5.875%, 2/07/42		2,896	3,521,417
7.625%, 6/01/19		1,700	2,168,459
Series L 5.65%, 5/01/18		4,350	5,049,450
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,800	2,725,024
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	U.S.$	2,866	3,266,793
BNP Paribas SA 5.00%, 1/15/21		2,966	3,381,240
Capital One Financial Corp. 4.75%, 7/15/21		2,470	2,811,354

78	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 4.45%, 1/10/17	U.S.$	2,760	$3,047,744
4.50%, 1/14/22		3,160	3,516,344
8.50%, 5/22/19		790	1,058,921
Compass Bank 5.50%, 4/01/20		4,989	5,139,453
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.875%, 2/08/22		1,742	1,850,805
3.95%, 11/09/22		1,486	1,510,115
DNB Bank ASA 4.375%, 2/24/21(a)	EUR	1,675	2,533,857
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20	U.S.$	2,700	3,220,463
Series G 7.50%, 2/15/19		2,855	3,609,711
HSBC Holdings PLC 4.00%, 3/30/22		5,990	6,448,630
ING Bank NV 3.75%, 3/07/17(a)		3,020	3,237,229
Intesa Sanpaolo SpA 3.875%, 1/16/18		1,792	1,757,909
JPMorgan Chase & Co. 4.40%, 7/22/20		1,335	1,491,785
4.625%, 5/10/21		857	968,071
Lloyds TSB Bank PLC 4.20%, 3/28/17		3,575	3,938,184
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		651	715,873
Macquarie Group Ltd. 4.875%, 8/10/17(a)		647	698,047
Morgan Stanley Series G 5.45%, 1/09/17		1,615	1,807,930
5.50%, 7/24/20		2,455	2,815,384
Murray Street Investment Trust I 4.647%, 3/09/17		272	297,835
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	4,019,387
Nordea Bank AB 3.125%, 3/20/17(a)		2,990	3,172,339
PNC Funding Corp. 3.30%, 3/08/22		3,020	3,119,663
Santander US Debt SAU 2.991%, 10/07/13(a)		3,400	3,420,842
Societe Generale SA 2.50%, 1/15/14(a)		1,670	1,689,038

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	79

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

5.20%, 4/15/21(a)	U.S.$	1,355	$1,535,879
SouthTrust Corp. 5.80%, 6/15/14		3,315	3,527,975
Standard Chartered PLC 4.00%, 7/12/22(a)		2,214	2,279,313
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23		1,377	1,371,372
Svenska Handelsbanken AB 2.875%, 4/04/17		3,000	3,183,234
Turkiye Halk Bankasi AS 3.875%, 2/05/20(a)		1,624	1,612,804
UFJ Finance Aruba AEC 6.75%, 7/15/13		1,913	1,956,827
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,386	1,405,371
Vesey Street Investment Trust I 4.404%, 9/01/16		696	752,896
Wachovia Corp. 5.50%, 5/01/13		1,225	1,234,861

			106,869,828

Finance – 0.6%
General Electric Capital Corp. 2.30%, 4/27/17		4,200	4,351,309
SLM Corp. Series A 5.375%, 5/15/14		2,085	2,176,321

			6,527,630

Insurance – 3.6%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		1,820	2,144,750
Berkshire Hathaway, Inc. 3.40%, 1/31/22		2,800	2,943,256
Coventry Health Care, Inc. 5.95%, 3/15/17		665	774,233
6.125%, 1/15/15		260	282,078
6.30%, 8/15/14		2,060	2,211,278
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,305	1,767,947
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		685	721,514
5.125%, 4/15/22		600	691,252
5.50%, 3/30/20		1,727	2,017,155
Humana, Inc. 6.30%, 8/01/18		369	434,330
6.45%, 6/01/16		285	326,815
7.20%, 6/15/18		610	746,773

80	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lincoln National Corp. 8.75%, 7/01/19	U.S.$	791	$1,070,012
Markel Corp. 7.125%, 9/30/19		1,105	1,365,119
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		815	1,264,084
MetLife, Inc. 4.75%, 2/08/21		1,085	1,242,048
7.717%, 2/15/19		1,159	1,513,298
Muenchener Rueckversicherungs AG 6.25%, 5/26/42(a)	EUR	1,400	2,146,869
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	2,585	3,753,495
Prudential Financial, Inc. 5.625%, 6/15/43		2,045	2,126,800
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		3,065	3,980,405
UnitedHealth Group, Inc. 4.375%, 3/15/42		3,020	3,053,009
XL Group PLC 5.25%, 9/15/14		1,920	2,031,700

			38,608,220

Other Finance – 0.2%
ORIX Corp. 4.71%, 4/27/15		2,467	2,642,238

REITS – 0.7%
ERP Operating LP 5.25%, 9/15/14		2,600	2,779,124
HCP, Inc. 6.00%, 1/30/17		2,195	2,545,221
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		2,373	2,468,326

			7,792,671

			162,440,587

Industrial – 13.3%
Basic – 1.2%
Air Products & Chemicals, Inc. 2.75%, 2/03/23		2,067	2,105,161
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		2,110	2,229,152
Dow Chemical Co. (The) 8.55%, 5/15/19		1,640	2,213,644
Freeport-mcmoran Copper & Gold 2.375%, 3/15/18(a)		1,581	1,580,842
International Paper Co. 5.30%, 4/01/15		2,625	2,836,830

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	81

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Vale Overseas Ltd. 4.375%, 1/11/22	U.S.$	2,353	$2,448,748

			13,414,377

Capital Goods – 0.6%
John Deere Capital Corp. 2.80%, 1/27/23		2,870	2,905,209
Republic Services, Inc. 3.80%, 5/15/18		85	93,606
5.25%, 11/15/21		1,213	1,411,577
5.50%, 9/15/19		1,768	2,102,963

			6,513,355

Communications - Media – 2.3%
CBS Corp. 5.75%, 4/15/20		1,410	1,662,594
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,906	2,891,160
Comcast Corp. 4.25%, 1/15/33		965	978,187
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21		1,870	2,006,459
4.75%, 10/01/14		1,200	1,271,995
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(b)		681	735,480
News America, Inc. 4.50%, 2/15/21		890	1,010,110
6.55%, 3/15/33		1,383	1,650,677
Omnicom Group, Inc. 3.625%, 5/01/22		1,008	1,026,638
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,894	3,771,510
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,680	3,678,748
Virgin Media Secured Finance PLC 5.25%, 1/15/21		1,080	1,129,577
WPP Finance 2010 4.75%, 11/21/21		417	448,751
WPP Finance UK 8.00%, 9/15/14		2,616	2,881,194

			25,143,080

Communications - Telecommunications – 1.2%
American Tower Corp. 5.05%, 9/01/20		2,750	3,065,466
AT&T, Inc. 4.30%, 12/15/42(a)		463	436,421

82	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.45%, 5/15/21	U.S.$	1,694	$1,914,818
British Telecommunications PLC 2.00%, 6/22/15		1,215	1,245,650
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		2,586	2,633,326
Telecom Italia Capital SA 7.175%, 6/18/19		1,450	1,651,512
United States Cellular Corp. 6.70%, 12/15/33		1,550	1,651,314

			12,598,507

Consumer Cyclical - Automotive – 0.6%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		2,465	2,672,684
Toyota Motor Credit Corp. 3.30%, 1/12/22		3,270	3,461,056

			6,133,740

Consumer Cyclical - Entertainment – 0.5%
Time Warner, Inc. 4.70%, 1/15/21		1,460	1,639,355
7.625%, 4/15/31		2,810	3,813,853

			5,453,208

Consumer Cyclical - Other – 0.2%
Wyndham Worldwide Corp. 2.50%, 3/01/18		1,620	1,629,550

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		1,304	1,362,990

Consumer Non-Cyclical – 2.0%
Actavis, Inc. 3.25%, 10/01/22		999	1,007,185
Ahold Finance USA LLC 6.875%, 5/01/29		3,105	4,012,877
Baxter International, Inc. 2.40%, 8/15/22		2,810	2,742,872
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		481	523,028
5.875%, 5/15/13		2,720	2,743,784
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		3,480	3,559,692
Kroger Co. (The) 3.40%, 4/15/22		242	248,382
Mckesson Corp. 2.70%, 12/15/22		1,201	1,192,992

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	83

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Pepsico, Inc. 4.00%, 3/05/42	U.S.$	2,972	$2,967,943
Reynolds American, Inc. 3.25%, 11/01/22		1,269	1,261,885
Teva Pharmaceutical Finance IV LLC 2.25%, 3/18/20		1,912	1,927,170

			22,187,810

Energy – 2.5%
Anadarko Petroleum Corp. 5.95%, 9/15/16		735	845,113
6.45%, 9/15/36		877	1,075,716
Apache Corp. 2.625%, 1/15/23		2,730	2,650,311
ConocoPhillips Co. 1.05%, 12/15/17		2,700	2,693,471
Nabors Industries, Inc. 9.25%, 1/15/19		2,393	3,043,138
Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,738,558
Noble Holding International Ltd. 4.90%, 8/01/20		251	278,964
Occidental Petroleum Corp. 1.50%, 2/15/18		2,558	2,589,041
Phillips 66 4.30%, 4/01/22		3,940	4,341,470
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		2,345	2,628,522
Southwestern Energy Co. 4.10%, 3/15/22		823	869,555
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		1,540	2,021,090

			26,774,949

Technology – 1.2%
Agilent Technologies, Inc. 5.00%, 7/15/20		505	570,608
Baidu, Inc. 2.25%, 11/28/17		627	635,396
Hewlett-Packard Co. 4.65%, 12/09/21		1,498	1,537,168
Microsoft Corp. 2.125%, 11/15/22		2,775	2,700,361
Motorola Solutions, Inc. 3.50%, 3/01/23		1,506	1,482,508
7.50%, 5/15/25		290	366,613
Oracle Corp. 1.20%, 10/15/17		2,800	2,799,742

84	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22	U.S.$	2,995	$3,093,781

			13,186,177

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.25%, 10/01/14		1,695	1,800,542
5.75%, 12/15/16		1,115	1,254,760

			3,055,302

Transportation - Services – 0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		3,375	3,475,886
Con-way, Inc. 6.70%, 5/01/34		1,179	1,242,381
Ryder System, Inc. 5.85%, 11/01/16		930	1,064,498
7.20%, 9/01/15		908	1,033,064

			6,815,829

			144,268,874

Utility – 2.4%
Electric – 1.0%
Constellation Energy Group, Inc. 5.15%, 12/01/20		504	573,913
FirstEnergy Corp. Series C 7.375%, 11/15/31		2,291	2,720,267
Nisource Finance Corp. 6.80%, 1/15/19		3,445	4,213,735
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,447	1,486,445
TECO Finance, Inc. 4.00%, 3/15/16		745	802,500
5.15%, 3/15/20		915	1,058,380
Union Electric Co. 6.70%, 2/01/19		315	394,320

			11,249,560

Natural Gas – 1.4%
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,173,030
7.50%, 7/01/38		2,264	2,868,352
GDF Suez 1.625%, 10/10/17(a)		975	978,141
Kinder Morgan Energy Partners LP 3.50%, 9/01/23		698	707,145
3.95%, 9/01/22		495	524,993
4.15%, 3/01/22		863	923,955

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	85

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Talent Yield Investments Ltd. 4.50%, 4/25/22(a)	U.S.$	2,400	$2,629,903
Williams Cos., Inc. (The) 3.70%, 1/15/23		2,460	2,450,165
Williams Partners LP 5.25%, 3/15/20		2,198	2,511,046

			14,766,730

			26,016,290

Non Corporate Sectors – 0.7%
Agencies - Not Government Guaranteed – 0.7%
Abu Dhabi National Energy Co.
3.625%, 1/12/23(a)		819	831,559
4.125%, 3/13/17(a)		757	815,594
Electricite de France SA 5.25%, 1/29/23(a)		2,143	2,105,497
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		2,500	2,729,220
Qtel International Finance Ltd. 3.875%, 1/31/28(a)		647	640,530

			7,122,400

Total Corporates - Investment Grades (cost $309,483,730)			339,848,151

MORTGAGE PASS-THROUGHS – 8.8%
Agency Fixed Rate 30-Year – 7.2%
Federal Home Loan Mortgage Corp. Gold Series 2006
4.50%, 5/01/36		52	56,052
Series 2007
5.50%, 7/01/35		1,720	1,882,955
Federal National Mortgage Association
3.00%, TBA		12,090	12,516,928
3.50%, TBA		12,635	13,359,539
4.00%, TBA		20,340	21,674,812
6.00%, 5/01/31-3/01/38		3,092	3,395,850
Series 2003
5.50%, 4/01/33		1,402	1,542,219
Series 2004
5.50%, 4/01/34-11/01/34		4,410	4,857,656
Series 2005
5.50%, 2/01/35		1,093	1,202,270
6.00%, 4/01/35		4,010	4,514,865
Series 2006
5.00%, 1/01/36		3	3,793
Series 2007
4.50%, 8/01/37		344	370,457
Series 2008
6.00%, 3/01/37-5/01/38		11,227	12,381,104

			77,758,500

86	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

Agency Fixed Rate 15-Year – 1.1%
Federal National Mortgage Association 4.50%, TBA	U.S.$		11,145	$11,987,405

Agency ARMs – 0.5%
Federal Home Loan Mortgage Corp. 2.84%, 5/01/38(c)			2,029	2,183,072
Federal National Mortgage Association Series 2003 2.81%, 12/01/33(c)			1,037	1,108,786
Series 2007 2.381%, 3/01/34(c)			1,995	2,127,518

				5,419,376

Total Mortgage Pass-Throughs (cost $92,734,594)				95,165,281

GOVERNMENTS - SOVEREIGN AGENCIES – 3.8%
Canada – 2.7%
Canada Housing Trust No 1 3.35%, 12/15/20(a)		CAD	27,715	29,339,872

Germany – 1.1%
KFW 4.375%, 7/04/18		EUR	7,865	12,122,204

Total Governments - Sovereign Agencies (cost $41,477,876)				41,462,076

AGENCIES – 3.8%
Agency Debentures – 3.8%
Federal Home Loan Mortgage Corp. 1.75%, 5/30/19	U.S.$		12,000	12,376,116
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20			32,305	28,525,670

Total Agencies (cost $36,324,897)				40,901,786

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.7%
Non-Agency Fixed Rate CMBS – 3.1%
Commercial Mortgage Pass Through Certificates
Series 2006-C8, Class A4
5.306%, 12/10/46			3,065	3,463,910
Series 2013-CR6, Class A2
2.122%, 3/10/46			5,420	5,582,510

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	87

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	U.S.$	6,475	$7,297,565
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class A4 5.82%, 6/15/49		2,697	3,098,376
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.542%, 6/15/29		6,015	6,337,055
ML-CFC Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		6,885	7,800,547

			33,579,963

Agency CMBS – 0.5%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		4,653	5,146,143

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.476%, 3/06/20(a)(d)		1,855	1,865,889

Total Commercial Mortgage-Backed Securities (cost $37,194,276)			40,591,995

ASSET-BACKED SECURITIES – 2.1%
Credit Cards - Floating Rate – 1.0%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.261%, 7/15/16(d)		5,500	5,498,658
Chase Issuance Trust Series 2008-A10, Class A10 0.951%, 8/17/15(d)		5,500	5,518,210

			11,016,868

Autos - Fixed Rate – 0.8%
AmeriCredit Automobile Receivables Trust
Series 2011-3, Class A2 0.84%, 11/10/14		493	492,838
Series 2011-4, Class A2 0.92%, 3/09/15		652	652,929
Series 2011-5, Class A2 1.19%, 8/08/15		677	679,137

88	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	3,671	$3,570,944
Ford Credit Auto Lease Trust Series 2011-B, Class A2 0.82%, 1/15/14	U.S.$	851	851,530
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(a)		2,315	2,325,774
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		102	102,507

			8,675,659

Other ABS - Fixed Rate – 0.2%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		610	611,463
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		1,408	1,412,613

			2,024,076

Home Equity Loans - Floating Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.327%, 12/25/32(d)		398	385,388
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.461%, 1/20/35(d)		552	546,749

			932,137

Home Equity Loans - Fixed Rate – 0.0%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		387	397,438

Total Asset-Backed Securities (cost $23,172,822)			23,046,178

COVERED BONDS – 1.9%
Aib Mortgage Bank 4.875%, 6/29/17	EUR	665	931,863
Banco Santander SA 4.625%, 6/21/16		1,300	1,792,574
Bank of Ireland Mortgage Bank 3.125%, 11/20/15		580	773,441

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	89

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bank of Nova Scotia 1.75%, 3/22/17(a)	U.S.$	2,900	$2,995,990
BPCE SFH SA
2.75%, 2/16/17	EUR	1,800	2,508,496
3.625%, 5/12/16(a)		400	567,842
Caisse Francaise de Financement Local 3.50%, 9/16/16		883	1,253,036
Cie de Financement Foncier SA 3.375%, 1/18/16		3,457	4,844,885
Nationwide Building Society 3.125%, 10/13/16(a)		2,610	3,692,708
Societe Generale SFH 3.25%, 6/06/16(a)		900	1,268,078

Total Covered Bonds (cost $19,543,614)			20,628,913

QUASI-SOVEREIGNS – 1.6%
Quasi-Sovereign Bonds – 1.6%
Kazakhstan – 0.2%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(a)	U.S.$	1,990	2,412,875

Malaysia – 0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		3,390	3,984,603

Peru – 0.1%
El Fondo Mivivienda SA 3.50%, 1/31/23(a)		613	597,675

Russia – 0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(a)		2,782	3,275,805

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		2,995	3,156,128

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		3,300	3,522,750

Total Quasi-Sovereigns (cost $14,938,738)			16,949,836

90	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 1.0%
Germany – 1.0%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond 2.25%, 4/15/13 (cost $10,907,684)	EUR	8,547	$11,101,251

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Qatar – 0.3%
State of Qatar 4.50%, 1/20/22(a)	U.S.$	2,944	3,311,558

Russia – 0.2%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(a)		1,892	2,355,468

Total Governments - Sovereign Bonds (cost $4,970,668)			5,667,026

SUPRANATIONALS – 0.3%
International Bank for Reconstruction & Development 9.25%, 7/15/17 (cost $2,800,115)		2,340	3,167,550

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California GO 7.625%, 3/01/40 (cost $2,017,757)		1,985	2,895,520

EMERGING MARKETS - CORPORATE BONDS – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Raizen Energy Finance Ltd. 7.00%, 2/01/17(a) (cost $2,166,995)		1,885	2,143,245

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Non-Agency Fixed Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.735%, 5/25/35		1,424	1,374,764

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	91

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate – 0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.769%, 5/28/35	U.S.$	392	$338,735

Total Collateralized Mortgage Obligations (cost $1,799,195)			1,713,499

		Shares
SHORT-TERM INVESTMENTS – 9.9%
Investment Companies – 5.7%
AllianceBerstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(e) (cost $61,548,897)		61,548,897	61,548,897

		Principal Amount (000)
U.S. Treasury Bill – 4.2%
U.S. Treasury Bill Zero Coupon, 3/21/13 (cost $45,813,454)	U.S.$	45,815	45,813,454

Total Short-Term Investments (cost $107,362,351)			107,362,351

Total Investments – 106.0% (cost $1,111,777,986)			1,148,305,933
Other assets less liabilities – (6.0)%			(64,584,497)

Net Assets – 100.0%			$1,083,721,436

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	205	June 2013	$29,299,711	$29,475,156	$(175,445)
U.S. T-Note 2 Yr Futures	76	June 2013	16,755,440	16,755,625	(185)

					$(175,630)

92	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	NOK	59,533	USD	10,685	3/07/13	$315,267
Barclays Bank PLC Wholesale	SGD	13,871	USD	11,319	3/15/13	118,303
BNP Paribas SA	NZD	10,298	USD	8,630	3/08/13	118,324
Citibank, NA	USD	7,270	NZD	8,672	3/08/13	(102,036)
Goldman Sachs Capital Markets LP	AUD	14,318	USD	15,038	3/08/13	417,246
Goldman Sachs Capital Markets LP	USD	11,119	SGD	13,740	3/15/13	(24,095)
Goldman Sachs Capital Markets LP	EUR	154,212	USD	201,620	4/11/13	233,402
Royal Bank of Canada	CAD	33,668	USD	33,484	3/14/13	845,511
Royal Bank of Scotland PLC	MXN	66,372	USD	5,131	4/12/13	(48,645)
State Street Bank & Trust Co.	USD	254	CAD	260	3/14/13	(1,447)
State Street Bank & Trust Co.	GBP	59,227	USD	89,710	4/11/13	(121,961)
State Street Bank & Trust Co.	JPY	1,022,672	USD	10,990	4/12/13	(46,287)
UBS AG	JPY	5,791,678	USD	61,951	4/12/13	(549,399)

						$1,154,183

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the aggregate market value of these securities amounted to $171,785,623 or 15.9% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2013.

(c)	Variable rate coupon, rate shown as of February 28, 2013.

(d)	Floating Rate Security. Stated interest rate was in effect at February 28, 2013.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
MXN	– Mexican Peso
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed
FHLMC	– Federal Home Loan Mortgage Corporation
GO	– General Obligation
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment
TBA	– To Be Announced

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	93

Global Core Bond Portfolio—Portfolio of Investments

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 97.3%
United States – 97.3%
U.S. Treasury Inflation Index 0.125%, 4/15/16-7/15/22 (TIPS)(a)	U.S.$	90,592	$98,069,659
0.125%, 1/15/22 (TIPS)		16,081	17,487,176
0.625%, 7/15/21 (TIPS)(a)		87,658	100,019,651
1.125%, 1/15/21 (TIPS)(a)		13,814	16,263,736
1.25%, 7/15/20 (TIPS)(a)(b)		63,564	75,795,323
1.375%, 7/15/18-1/15/20 (TIPS)		57,346	68,006,323
1.625%, 1/15/15 (TIPS)(a)		75,623	80,869,330
1.625%, 1/15/18 (TIPS)		17,641	20,619,583
1.875%, 7/15/15-7/15/19 (TIPS)(a)		83,817	97,644,121
2.00%, 7/15/14 (TIPS)(a)		91,479	97,175,273
2.00%, 1/15/16 (TIPS)		13,877	15,488,321
2.125%, 1/15/19 (TIPS)		22,267	27,207,733
2.375%, 1/15/25 (TIPS)		5,774	7,744,610
2.50%, 7/15/16 (TIPS)		16,043	18,580,207
2.625%, 7/15/17 (TIPS)		13,267	15,989,217

Total Inflation-Linked Securities (cost $703,857,159)			756,960,263

CORPORATES - INVESTMENT GRADES – 19.9%
Industrial – 10.4%
Basic – 1.0%
Alcoa, Inc. 5.40%, 4/15/21		1,205	1,266,421
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		980	1,035,341
Dow Chemical Co. (The)
5.25%, 11/15/41		945	1,016,695
8.55%, 5/15/19		637	859,812
International Paper Co. 4.75%, 2/15/22		1,710	1,918,362
Vale SA 5.625%, 9/11/42		1,980	2,054,923

			8,151,554

Capital Goods – 0.5%
CRH Finance BV 7.375%, 5/28/14	EUR	1,100	1,549,528
Embraer SA 5.15%, 6/15/22	U.S.$	550	603,075
Odebrecht Finance Ltd. 5.125%, 6/26/22(c)		730	777,450
Republic Services, Inc. 5.25%, 11/15/21		660	768,047

			3,698,100

94	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 1.9%
CBS Corp. 5.75%, 4/15/20	U.S.$	1,625	$1,916,110
Comcast Corp. 5.15%, 3/01/20		1,745	2,059,691
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22		1,330	1,335,243
4.60%, 2/15/21		660	708,162
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(d)		606	654,480
News America, Inc. 6.15%, 3/01/37-2/15/41		1,584	1,911,591
Omnicom Group, Inc. 3.625%, 5/01/22		703	715,998
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,340	1,746,311
Time Warner Cable, Inc. 7.50%, 4/01/14		1,435	1,537,947
WPP Finance 2010 4.75%, 11/21/21		1,737	1,869,257

			14,454,790

Communications - Telecommunications – 1.3%
American Tower Corp. 5.05%, 9/01/20		1,355	1,510,439
AT&T, Inc. 5.35%, 9/01/40		1,397	1,529,908
British Telecommunications PLC
2.00%, 6/22/15		739	757,642
5.95%, 1/15/18		253	302,017
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)		1,777	1,809,521
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	150	152,842
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	835	880,277
United States Cellular Corp. 6.70%, 12/15/33		835	889,579
Verizon Communications, Inc. 7.35%, 4/01/39		780	1,087,572
Vodafone Group PLC 6.15%, 2/27/37		870	1,049,146

			9,968,943

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 5.00%, 5/15/18		1,595	1,760,070

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	95

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)	U.S.$	1,640	$1,778,175

			3,538,245

Consumer Cyclical - Other – 0.3%
Carnival PLC 4.25%, 11/27/13	EUR	1,225	1,637,595
Host Hotels & Resorts LP 5.25%, 3/15/22	U.S.$	830	921,433

			2,559,028

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		2,025	2,116,607

Consumer Non-Cyclical – 1.0%
Actavis, Inc. 3.25%, 10/01/22		707	712,793
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,750,677
ConAgra Foods, Inc. 3.20%, 1/25/23		591	589,596
Kroger Co. (The) 3.40%, 4/15/22		1,395	1,431,790
Reynolds American, Inc. 3.25%, 11/01/22		899	893,959
Tyson Foods, Inc. 4.50%, 6/15/22		1,985	2,153,818

			7,532,633

Energy – 2.0%
Encana Corp. 3.90%, 11/15/21		2,060	2,173,743
Marathon Petroleum Corp.
3.50%, 3/01/16		230	245,569
5.125%, 3/01/21		590	686,759
Nabors Industries, Inc. 9.25%, 1/15/19		1,064	1,353,071
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,792,101
Phillips 66 4.30%, 4/01/22		2,775	3,057,761
Reliance Holdings USA, Inc. 5.40%, 2/14/22(c)		2,065	2,314,669
Transocean, Inc. 2.50%, 10/15/17		874	884,962
Valero Energy Corp. 6.125%, 2/01/20		998	1,209,341

96	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Weatherford International Ltd./Bermuda 5.125%, 9/15/20	U.S.$	1,860	$2,008,889

			15,726,865

Technology – 0.9%
Agilent Technologies, Inc. 5.00%, 7/15/20		249	281,349
Baidu, Inc. 2.25%, 11/28/17		480	486,427
Hewlett-Packard Co. 4.65%, 12/09/21		778	798,343
Intel Corp. 4.80%, 10/01/41		1,130	1,205,364
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,946,843
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,095	2,164,097

			6,882,423

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.75%, 12/15/16		1,615	1,817,432

Transportation - Railroads – 0.1%
CSX Corp. 4.75%, 5/30/42		1,085	1,128,784

Transportation - Services – 0.4%
Asciano Finance Ltd. 5.00%, 4/07/18(c)		950	1,039,873
Ryder System, Inc.
3.15%, 3/02/15		1,105	1,148,436
5.85%, 11/01/16		630	721,112

			2,909,421

			80,484,825

Financial Institutions – 6.2%
Banking – 3.6%
Bank of America Corp.
5.00%, 5/13/21		960	1,082,985
5.625%, 7/01/20		705	824,905
Barclays Bank PLC
6.625%, 3/30/22(c)	EUR	1,245	1,884,808
7.625%, 11/21/22	U.S.$	1,213	1,209,968
Citigroup, Inc. 5.375%, 8/09/20		496	582,268
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		896	910,540
DNB Bank ASA 3.20%, 4/03/17(c)		2,070	2,202,128

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	97

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Fifth Third Bancorp 3.50%, 3/15/22	U.S.$	797	$831,375
Goldman Sachs Group, Inc. (The)
5.75%, 1/24/22		545	639,389
6.00%, 6/15/20		685	817,043
HSBC Holdings PLC
4.00%, 3/30/22		810	872,018
5.10%, 4/05/21		1,130	1,316,107
ING Bank NV 2.00%, 9/25/15(c)		1,995	2,032,925
JPMorgan Chase & Co.
4.40%, 7/22/20		715	798,971
4.50%, 1/24/22		1,120	1,246,650
Series 1
7.90%, 4/30/18		1,084	1,250,229
Macquarie Group Ltd. 7.625%, 8/13/19(c)		720	871,757
Morgan Stanley Series G 5.50%, 7/24/20-7/28/21		2,413	2,768,704
Murray Street Investment Trust I 4.647%, 3/09/17		184	201,477
National Capital Trust II 5.486%, 3/23/15(c)		1,090	1,106,584
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		319	376,420
Standard Chartered PLC 4.00%, 7/12/22(c)		1,900	1,956,050
UBS AG/Stamford CT 5.875%, 7/15/16		655	733,279
7.625%, 8/17/22		929	1,036,788
Vesey Street Investment Trust I 4.404%, 9/01/16		493	533,301

			28,086,669

Finance – 0.1%
SLM Corp. 7.25%, 1/25/22		1,075	1,184,112

Insurance – 1.9%
Allstate Corp. (The) 6.125%, 5/15/37		1,145	1,215,189
American International Group, Inc. 6.40%, 12/15/20		1,660	2,064,743
Hartford Financial Services Group, Inc. 5.125%, 4/15/22		1,330	1,532,274
6.10%, 10/01/41		760	921,116
Humana, Inc. 7.20%, 6/15/18		1,520	1,860,811

98	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lincoln National Corp. 8.75%, 7/01/19	U.S.$	550	$744,003
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		805	1,168,883
Prudential Financial, Inc. 5.625%, 6/15/43		940	977,600
Swiss Re Capital I LP 6.854%, 5/25/16(c)		1,815	1,919,363
WellPoint, Inc. 3.30%, 1/15/23		703	711,293
XL Group PLC 5.25%, 9/15/14		1,590	1,682,502

			14,797,777

REITS – 0.6%
HCP, Inc. 5.375%, 2/01/21		1,877	2,187,473
Health Care REIT, Inc. 5.25%, 1/15/22		1,945	2,180,590

			4,368,063

			48,436,621

Utility – 2.9%
Electric – 0.8%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(c)		1,355	1,576,727
Constellation Energy Group, Inc. 5.15%, 12/01/20		263	299,482
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		960	1,205,247
Nisource Finance Corp. 6.15%, 3/01/13		695	695,000
Pacific Gas & Electric Co. 4.50%, 12/15/41		800	856,834
TECO Finance, Inc. 4.00%, 3/15/16		1,680	1,809,664

			6,442,954

Natural Gas – 2.1%
DCP Midstream LLC 9.75%, 3/15/19(c)		1,290	1,703,934
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,900,982
Enterprise Products Operating LLC 5.20%, 9/01/20		720	845,143
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,439	1,526,190
4.15%, 3/01/22		625	669,144

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	99

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ONEOK, Inc. 4.25%, 2/01/22	U.S.$	2,025	$2,158,172
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,833,343
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		2,090	2,290,207
Williams Cos., Inc. (The) 3.70%, 1/15/23		1,758	1,750,972
Williams Partners LP 3.80%, 2/15/15		1,660	1,751,322

			16,429,409

			22,872,363

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		1,292	1,437,996
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		1,570	1,713,950

			3,151,946

Total Corporates - Investment Grades (cost $145,485,487)			154,945,755

ASSET-BACKED SECURITIES – 9.9%
Autos - Fixed Rate – 5.8%
Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16		3,150	3,197,395
Series 2013-1, Class A2 1.00%, 2/15/18		1,555	1,554,660
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		260	259,948
Series 2011-4, Class A2 0.92%, 3/09/15		348	348,229
Series 2012-3, Class A3 0.96%, 1/09/17		2,415	2,430,422
Series 2012-4, Class A2 0.49%, 4/08/16		2,925	2,926,029
Series 2013-1, Class A2 0.49%, 6/08/16		1,707	1,707,697
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,475	1,507,488
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		1,335	1,347,863

100	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16	U.S.$	1,469	$1,468,573
Exeter Automobile Receivables Trust Series 2012-1A, Class A 2.02%, 8/15/16(c)		840	844,602
Series 2012-2A, Class A 1.30%, 6/15/17(c)		1,552	1,560,774
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(c)	CAD	1,271	1,231,622
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14	U.S.$	1,487	1,496,531
Series 2012-D, Class B 1.01%, 5/15/18		645	643,319
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		4,475	4,487,925
Series 2013-1, Class A2 0.581%, 1/15/18		2,082	2,081,999
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)		1,240	1,245,771
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.86%, 6/15/16(c)		2,063	2,062,793
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		585	596,165
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(c)		509	509,208
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		2,116	2,118,334
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		2,448	2,452,216
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		1,528	1,530,796
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(c)		2,190	2,196,671

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	101

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15	U.S.$	1,990	$1,990,162
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		1,320	1,321,117

			45,118,309

Credit Cards - Fixed Rate – 2.2%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 5/15/18		2,310	2,310,589
CABMT 2013 1 A /GB/AB64809 2.69%, 2/17/26		1,905	1,903,744
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		2,720	2,718,800
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		1,300	1,458,098
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		2,290	2,288,871
GE Capital Credit Card Master Note Trust Series 2012-6, Class A 1.36%, 8/17/20		2,125	2,150,910
Series 2012-7, Class A 1.76%, 9/15/22		1,835	1,824,918
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,310	1,334,108
Series 2013-A, Class A 1.61%, 12/15/21		809	808,988

			16,799,026

Autos - Floating Rate – 0.8%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.601%, 9/15/17(c)(e)		3,034	3,029,878
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.691%, 6/20/17(e)		3,340	3,351,670

			6,381,548

Credit Cards - Floating Rate – 0.6%
Discover Card Master Trust Series 2012-A4, Class A4 0.571%, 11/15/19(e)		1,825	1,837,355

102	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Penarth Master Issuer PLC Series 2012-1A, Class A1 0.772%, 3/18/14(c)(e)	U.S.$	2,401	$2,407,788

			4,245,143

Other ABS - Fixed Rate – 0.5%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(c)	CAD	236	228,439
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(c)	U.S.$	1,192	1,195,121
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		308	308,758
Series 2012-A, Class A3 0.94%, 5/15/17		1,605	1,614,708
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		707	709,544

			4,056,570

Total Asset-Backed Securities (cost $76,445,776)			76,600,596

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.1%
Non-Agency Fixed Rate CMBS – 5.3%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2007-5, Class AM 5.772%, 2/10/51		618	692,246
Bear Stearns Commercial Mortgage Securities, Inc Series 2006-T24, Class AJ 5.598%, 10/12/41		805	767,500
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,350	3,786,003
Commercial Mortgage Pass-Through Certificates Series 2006-C3, Class AJ 5.798%, 6/15/38		770	756,719
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.793%, 5/15/46		3,835	4,457,010

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	103

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)	U.S.$	1,320	$1,318,247
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,780	4,306,762
Series 2007-GG9, Class AM 5.475%, 3/10/39		710	779,628
GS Mortgage Securities Corp. II Series 2012-GCJ7, Class A4 3.377%, 5/10/45		4,045	4,296,635
GS Mortgage Securities Trust Series 2013-KING 2.706%, 12/10/27(c)		2,100	2,172,870
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		2,255	2,534,951
Series 2007-CB19, Class AM 5.726%, 2/12/49		700	777,697
Series 2007-LD11, Class A4 5.82%, 6/15/49		1,091	1,253,722
Series 2007-LD12, Class AM 6.003%, 2/15/51		598	676,413
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,610	1,679,158
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,265	1,284,651
ML-CFC Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,265	3,699,170
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(c)		1,518	1,519,198
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class A4 3.185%, 3/10/46		3,276	3,385,778
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class A3 2.875%, 12/15/45		1,272	1,284,687

			41,429,045

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		2,992	3,178,842

104	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.4%
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.908%, 12/05/31(c)(e)	U.S.$	1,010	$1,011,247
GS Mortgage Securities Corp. II Series 2013-KYO 1.05%, 11/08/29(c)(e)		2,035	2,039,715

			3,050,962

Total Commercial Mortgage-Backed Securities (cost $45,635,633)			47,658,849

MORTGAGE PASS-THROUGHS – 2.7%
Agency Fixed Rate 30-Year – 2.3%
Federal National Mortgage Association 6.00%, 10/01/40-5/01/41		16,448	18,054,181

Agency ARMs – 0.4%
Federal Home Loan Mortgage Corp. 2.384%, 11/01/35(e)		2,047	2,180,610
2.84%, 5/01/38(f)		1,047	1,126,747

			3,307,357

Total Mortgage Pass-Throughs (cost $21,372,005)			21,361,538

CORPORATES - NON-INVESTMENT GRADES – 1.7%
Industrial – 1.0%
Basic – 0.3%
Basell Finance Co. BV 8.10%, 3/15/27(c)		590	778,800
Eagle Spinco, Inc. 4.625%, 2/15/21(c)		157	159,551
LyondellBasell Industries NV 5.75%, 4/15/24		1,087	1,263,638

			2,201,989

Capital Goods – 0.3%
B/E Aerospace, Inc. 5.25%, 4/01/22		1,245	1,291,688
Ball Corp. 5.00%, 3/15/22		1,250	1,303,125

			2,594,813

Communications - Telecommunications – 0.1%
VimpelCom Holdings BV 5.20%, 2/13/19(c)		497	504,076

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	105

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.2%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22	U.S.$	1,245	$1,308,806

Consumer Cyclical - Retailers – 0.0%
Dollar General Corp. 4.125%, 7/15/17		336	355,320

Energy – 0.1%
Cimarex Energy Co. 5.875%, 5/01/22		596	636,230

			7,601,234

Financial Institutions – 0.6%
Banking – 0.6%
Citigroup, Inc. 5.95%, 1/30/23		1,935	1,971,281
Danske Bank A/S 5.684%, 2/15/17	GBP	772	1,112,605
LBG Capital No.2 PLC Series 22 15.00%, 12/21/19	EUR	1,015	1,881,688

			4,965,574

Utility – 0.1%
Electric – 0.1%
CMS Energy Corp. 5.05%, 3/15/22	U.S.$	669	752,835

Total Corporates - Non-Investment Grades (cost $12,950,455)			13,319,643

QUASI-SOVEREIGNS – 1.1%
Quasi-Sovereign Bonds – 1.1%
Indonesia – 0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)		1,083	1,191,300

Kazakhstan – 0.2%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(c)		1,328	1,610,200

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		1,500	1,763,099

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(c)		2,070	2,181,364

106	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Arab Emirates – 0.2%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)	U.S.$	1,695	$1,809,412

Total Quasi-Sovereigns (cost $7,948,357)			8,555,375

AGENCIES – 1.1%
Agency Debentures – 1.1%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22 (cost $7,890,511)		7,932	8,239,341

GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Qatar – 0.2%
State of Qatar 4.50%, 1/20/22(c) (cost $1,431,340)		1,445	1,625,408

Total Investments – 140.0% (cost $1,023,016,723)			1,089,266,768
Other assets less liabilities – (40.0)%			(311,248,605)

Net Assets – 100.0%			$778,018,163

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	102	June 2013	$14,578,393	$14,665,688	$(87,295)
U.S. T-Note 5 Yr Futures	423	June 2013	52,420,709	52,445,391	(24,682)
U.S. T-Note 10 Yr Futures	75	June 2013	9,793,356	9,866,016	(72,660)

					$(184,637)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	CAD	3,911	USD	3,898	3/14/13	$107,003
Deutsche Bank AG London	JPY	1,045,799	USD	11,168	4/12/13	(117,362)
Goldman Sachs Capital Markets LP	EUR	5,572	USD	7,285	4/11/13	8,433
HSBC Bank USA	GBP	5,632	USD	8,525	4/11/13	(17,032)
Royal Bank of Canada	CAD	1,746	USD	1,736	3/14/13	43,840
Royal Bank of Scotland PLC	USD	8,007	MXN	103,576	4/12/13	75,913
State Street Bank & Trust Co.	USD	113	CAD	116	3/14/13	(537)

						$100,258

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	107

Bond Inflation Protection Portfolio—Portfolio of Investments

INTEREST RATE SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$33,270	6/7/13	0.627%	3 Month LIBOR	$(55,434)
Barclays Bank PLC	50,940	11/17/13	1.059%	3 Month LIBOR	(426,689)
Barclays Bank PLC	7,590	1/17/22	2.05%	3 Month LIBOR	(184,844)
JPMorgan Chase Bank, NA	8,040	5/17/21	3.268%	3 Month LIBOR	(1,094,297)
Morgan Stanley Capital Services Inc.	46,600	3/12/14	0.563%	3 Month LIBOR	(209,022)
Morgan Stanley Capital Services Inc.	5,480	2/21/42	2.813%	3 Month LIBOR	142,678
Morgan Stanley Capital Services Inc.	3,990	3/6/42	2.804%	3 Month LIBOR	62,556

					$(1,765,052)

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA:
Societe General., 5.25% 3/28/13, 12/20/17*	3.00%	1.64%	EUR	1,400	$123,640	$81,776	$41,864
Credit Suisse International:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00	1.20		$2,140	(16,411)	(68,631)	52,220

					$107,229	$13,145	$94,084

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at February 28, 2013
Bank of America+	0.15%	—	$70,850,846
Barclays+	0.13%	—	48,426,898
Barclays	0.21%	3/19/13	18,070,664
Barclays	0.22%	4/24/13	32,145,231
Barclays	0.23%	3/04/13	65,435,248
Morgan Stanley	0.21%	5/09/13	34,651,617
Morgan Stanley	0.21%	5/21/13	45,807,052

			$315,387,556

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on February 28, 2013.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $318,959,696.

108	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,757,540.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the aggregate market value of these securities amounted to $72,856,300 or 9.4% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2013.

(e)	Floating Rate Security. Stated interest rate was in effect at February 28, 2013.

(f)	Variable rate coupon, rate shown as of February 28, 2013.

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
MXN	– Mexican Peso
USD	– United States Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
LIBOR	– London Interbank Offered Rates
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	109

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 74.6%
Industrial – 64.4%
Basic – 6.3%
AK Steel Corp. 8.75%, 12/01/18(a)(b)	U.S.$	355	$386,950
Aleris International, Inc. 7.625%, 2/15/18		935	988,762
7.875%, 11/01/20		466	493,960
ArcelorMittal 6.125%, 6/01/18		1,330	1,434,136
6.75%, 2/25/22(a)		865	952,458
7.50%, 10/15/39		338	350,392
Arch Coal, Inc. 7.25%, 6/15/21(a)		594	507,870
Axiall Corp. 4.875%, 5/15/23(b)		242	245,630
Basell Finance Co. BV 8.10%, 3/15/27(b)		1,004	1,325,280
Calcipar SA 6.875%, 5/01/18(b)		479	504,746
Celanese US Holdings LLC 4.625%, 11/15/22		492	493,845
Commercial Metals Co. 6.50%, 7/15/17		1,366	1,485,525
Consol Energy, Inc. 8.25%, 4/01/20		1,485	1,637,212
Eagle Spinco, Inc. 4.625%, 2/15/21(b)		174	176,828
Huntsman International LLC 5.50%, 6/30/16(a)		400	400,000
8.625%, 3/15/21		496	560,480
Ineos Finance PLC 7.50%, 5/01/20(b)		376	405,140
8.375%, 2/15/19(b)		425	465,375
JMC Steel Group, Inc. 8.25%, 3/15/18(b)		736	782,000
LyondellBasell Industries NV 5.75%, 4/15/24		1,075	1,249,687
6.00%, 11/15/21		339	398,325
Momentive Performance Materials, Inc. 8.875%, 10/15/20		310	318,138
NOVA Chemicals Corp. 8.625%, 11/01/19		501	568,635
Novelis, Inc./GA 8.75%, 12/15/20		1,976	2,213,120

110	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Peabody Energy Corp. 6.00%, 11/15/18	U.S.$	275	$292,188
6.25%, 11/15/21		659	685,360
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(b)		501	531,060
Ryerson, Inc./Joseph T Ryerson & Son, Inc. 9.00%, 10/15/17(b)		400	438,000
Smurfit Kappa Acquisitions 7.75%, 11/15/19(b)	EUR	500	716,420
Steel Dynamics, Inc. 6.125%, 8/15/19(b)	U.S.$	515	551,050
6.375%, 8/15/22(b)		487	521,090
TPC Group, Inc. 8.75%, 12/15/20(b)		495	501,188
US Coatings Acquisition, Inc./Flash Dutch 2 BV 5.75%, 2/01/21(b)	EUR	280	372,865
7.375%, 5/01/21(a)(b)	U.S.$	535	553,725
Weyerhaeuser Co. 7.375%, 3/15/32		685	853,287

			24,360,727

Capital Goods – 8.4%
Ardagh Packaging Finance PLC 7.375%, 10/15/17(b)		620	675,800
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 4.875%, 11/15/22(b)		242	238,370
5.00%, 11/15/22(b)	EUR	328	425,009
7.375%, 10/15/17(b)		650	916,496
B/E Aerospace, Inc. 5.25%, 4/01/22	U.S.$	698	724,175
BC Mountain LLC/BC Mountain Finance, Inc. 7.00%, 2/01/21(b)		403	415,090
Berry Plastics Corp. 9.75%, 1/15/21(a)		1,205	1,391,775
Bombardier, Inc. 6.125%, 1/15/23(b)		967	991,175
Cemex Espana Luxembourg 9.875%, 4/30/19(b)(c)		335	382,738
Cemex Finance LLC 9.375%, 10/12/22(a)(b)		200	232,888
9.50%, 12/14/16(b)		277	300,545
CNH America LLC 7.25%, 1/15/16		935	1,047,200
CNH Capital LLC 6.25%, 11/01/16		262	289,510
Franz Haniel & Cie GmbH 6.25%, 2/08/18	EUR	760	1,109,041

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	111

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Graphic Packaging International, Inc. 7.875%, 10/01/18	U.S.$	500	$550,000
HD Supply, Inc.
7.50%, 7/15/20(a)(b)		400	400,500
8.125%, 4/15/19(b)		300	337,875
10.50%, 1/15/21(b)		935	965,387
HeidelbergCement Finance Luxembourg SA 7.50%, 4/03/20	EUR	765	1,203,488
Interline Brands, Inc. 10.00%, 11/15/18(b)(d)	U.S.$	590	648,631
KUKA AG 8.75%, 11/15/17(b)	EUR	361	530,216
Lafarge SA 4.75%, 3/23/20		840	1,151,495
Manitowoc Co., Inc. (The) 8.50%, 11/01/20(a)	U.S.$	922	1,040,707
Masco Corp.
5.95%, 3/15/22		1,170	1,302,975
7.125%, 3/15/20		900	1,053,842
Polymer Group, Inc. 7.75%, 2/01/19		1,300	1,407,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19		712	764,510
7.875%, 8/15/19		1,190	1,314,950
8.25%, 2/15/21(e)		2,714	2,802,205
9.00%, 4/15/19		638	676,280
RSI Home Products, Inc. 6.875%, 3/01/18(b)		1,012	1,022,120
Sealed Air Corp. 6.875%, 7/15/33(b)		1,320	1,204,500
8.125%, 9/15/19(b)		551	618,498
8.375%, 9/15/21(b)		241	274,740
Silver II Borrower/Silver II US Holdings LLC 7.75%, 12/15/20(b)		908	944,320
TransDigm, Inc. 7.75%, 12/15/18		1,200	1,317,000
United Rentals North America, Inc. 8.25%, 2/01/21		750	850,313
8.375%, 9/15/20(a)		267	293,700
9.25%, 12/15/19		650	741,000

			32,556,314

Communications - Media – 8.7%
Allbritton Communications Co. 8.00%, 5/15/18		510	553,988
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(b)	GBP	555	869,327

112	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cablevision Systems Corp. 8.00%, 4/15/20	U.S.$	785	$871,350
CCO Holdings LLC/CCO Holdings Capital Corp. 6.625%, 1/31/22		580	627,850
7.00%, 1/15/19		2,250	2,424,375
7.375%, 6/01/20		750	829,687
7.875%, 4/30/18		664	708,820
8.125%, 4/30/20		219	243,911
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.375%, 9/15/20(b)		490	506,538
8.625%, 11/15/17(b)		405	433,350
Clear Channel Communications, Inc. 9.00%, 12/15/19(a)(b)		1,260	1,171,800
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22(b)		2,000	2,101,062
Series A 7.625%, 3/15/20		100	102,500
Crown Media Holdings, Inc. 10.50%, 7/15/19		470	529,925
CSC Holdings LLC 7.625%, 7/15/18(a)		535	615,250
DigitalGlobe, Inc. 5.25%, 2/01/21(b)		232	230,260
DISH DBS Corp. 6.75%, 6/01/21		350	389,375
Griffey Intermediate, Inc./Griffey Finance Sub LLC 7.00%, 10/15/20(b)		566	574,490
Hughes Satellite Systems Corp. 7.625%, 6/15/21		965	1,100,100
Intelsat Jackson Holdings SA 7.25%, 10/15/20		1,900	2,037,750
Intelsat Luxembourg SA 11.25%, 2/04/17		1,725	1,832,812
11.50%, 2/04/17(d)		1,023	1,088,362
Kabel Deutschland Holding AG 6.50%, 7/31/17(b)	EUR	640	904,485
Lamar Media Corp. 5.875%, 2/01/22(a)	U.S.$	459	498,015
Lynx II Corp.
6.375%, 4/15/23(b)		545	564,756
7.00%, 4/15/23(b)	GBP	257	402,066
Quebecor Media, Inc. 7.75%, 3/15/16	U.S.$	1,178	1,198,615

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	113

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

RR Donnelley & Sons Co. 7.25%, 5/15/18	U.S.$	824	$861,080
Sinclair Television Group, Inc. 6.125%, 10/01/22(b)		576	614,880
8.375%, 10/15/18(a)		600	669,000
Starz LLC / Starz Finance Corp. 5.00%, 9/15/19		425	434,563
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(b)		332	363,540
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(b)		580	585,800
7.50%, 3/15/19(b)		402	436,299
Univision Communications, Inc. 6.75%, 9/15/22(b)		645	696,600
6.875%, 5/15/19(b)		1,000	1,070,000
8.50%, 5/15/21(b)		950	1,036,687
UPCB Finance III Ltd. 6.625%, 7/01/20(b)		550	589,875
UPCB Finance V Ltd. 7.25%, 11/15/21(b)		665	731,500
XM Satellite Radio, Inc. 7.625%, 11/01/18(b)		975	1,072,500
Ziggo Bond Co. BV
8.00%, 5/15/18(b)	EUR	745	1,050,445

			33,623,588

Communications - Telecommunications – 5.7%
CenturyLink, Inc.
5.80%, 3/15/22	U.S.$	565	574,592
Series U
7.65%, 3/15/42		680	663,896
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/01/15(b)		1,050	1,136,625
Crown Castle International Corp. 7.125%, 11/01/19		1,000	1,095,000
Fairpoint Communications, Inc./Old Series 1 13.125%, 4/02/18(f)		1,966	19,661
Frontier Communications Corp. 9.00%, 8/15/31		545	561,350
Level 3 Communications, Inc. 11.875%, 2/01/19		743	858,165
Level 3 Financing, Inc.
7.00%, 6/01/20(b)		800	840,000
9.375%, 4/01/19		550	616,688

114	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PAETEC Holding Corp. 9.875%, 12/01/18	U.S.$	495	$566,775
Phones4u Finance PLC 9.50%, 4/01/18(b)	GBP	345	540,392
Portugal Telecom International Finance BV 5.625%, 2/08/16	EUR	725	989,117
Sprint Capital Corp.
6.875%, 11/15/28	U.S.$	2,590	2,615,900
8.75%, 3/15/32		1,180	1,386,500
Sprint Nextel Corp.
6.00%, 11/15/22		785	792,850
9.00%, 11/15/18(b)		945	1,171,800
Sunrise Communications Holdings SA 8.50%, 12/31/18(b)	EUR	350	499,438
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(b)		420	571,635
tw telecom holdings, Inc. 8.00%, 3/01/18	U.S.$	1,039	1,129,912
Wind Acquisition Finance SA
7.25%, 2/15/18(b)		880	906,400
11.75%, 7/15/17(b)		985	1,036,712
Windstream Corp.
7.50%, 4/01/23		1,465	1,530,925
7.875%, 11/01/17		675	764,437
8.125%, 9/01/18		900	985,500

			21,854,270

Consumer Cyclical - Automotive – 2.0%
Affinia Group, Inc. 9.00%, 11/30/14		380	380,954
Allison Transmission, Inc. 7.125%, 5/15/19(b)		975	1,038,375
American Axle & Manufacturing, Inc. 6.25%, 3/15/21		463	467,051
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		427	430,736
Continental Rubber of America Corp. 4.50%, 9/15/19(b)		799	812,983
Delphi Corp. 5.00%, 2/15/23		1,015	1,056,869
General Motors Financial Co., Inc. 6.75%, 6/01/18		760	874,000
Goodyear Tire & Rubber Co. (The) 8.75%, 8/15/20		857	970,552
Meritor, Inc. 8.125%, 9/15/15		92	97,175
Navistar International Corp. 8.25%, 11/01/21		1,224	1,181,160

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	115

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UCI International, Inc. 8.625%, 2/15/19	U.S.$	402	$411,045

			7,720,900

Consumer Cyclical - Entertainment – 0.8%
AMC Entertainment, Inc. 9.75%, 12/01/20		425	489,812
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		385	432,644
Greektown Holdings LLC 10.75%, 12/01/13(g)(h)		525	– 0	–
NAI Entertainment Holdings LLC 8.25%, 12/15/17(b)		837	912,330
Regal Entertainment Group 9.125%, 8/15/18(a)		1,020	1,144,950

			2,979,736

Consumer Cyclical - Other – 4.3%
Broder Brothers Co. 12.00%, 10/15/13(b)(d)		354	350,917
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		825	544,500
Chester Downs & Marina LLC 9.25%, 2/01/20(b)		456	440,040
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		1,111	1,195,714
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,306,850
Felcor Lodging LP 5.625%, 3/01/23(b)		522	525,263
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		545	591,325
Lennar Corp. Series B 6.50%, 4/15/16		1,260	1,387,575
M/I Homes, Inc. 8.625%, 11/15/18		790	870,975
Marina District Finance Co., Inc. 9.875%, 8/15/18		370	380,175
MGM Resorts International
6.625%, 7/15/15		1,222	1,319,760
7.75%, 3/15/22		315	346,106
NCL Corp., Ltd.
9.50%, 11/15/18		190	211,850
11.75%, 11/15/16		260	295,750
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		1,885	1,913,275
Ryland Group, Inc. (The) 6.625%, 5/01/20		335	368,500

116	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19	U.S.$	703	$780,330
Standard Pacific Corp. 8.375%, 5/15/18		500	588,750
Toll Brothers Finance Corp. 5.875%, 2/15/22		525	585,779
Wolverine World Wide, Inc. 6.125%, 10/15/20(b)		251	263,550
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		1,900	2,123,250

			16,390,234

Consumer Cyclical - Restaurants – 0.2%
CKE Restaurants, Inc. 11.375%, 7/15/18		675	786,375

Consumer Cyclical - Retailers – 2.4%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		357	398,055
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19		960	1,058,400
Dollar General Corp. 4.125%, 7/15/17		486	513,945
J Crew Group, Inc. 8.125%, 3/01/19(a)		1,040	1,115,400
Limited Brands, Inc.
5.625%, 2/15/22		503	531,923
6.625%, 4/01/21		400	451,000
6.90%, 7/15/17		1,063	1,219,792
Michaels Stores, Inc. 7.75%, 11/01/18		500	545,625
Rite Aid Corp.
8.00%, 8/15/20		1,000	1,135,000
10.25%, 10/15/19		648	750,060
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22		606	640,087
Toys R US – Delaware, Inc. 7.375%, 9/01/16(a)(b)		805	817,075

			9,176,362

Consumer Non-Cyclical – 10.9%
Air Medical Group Holdings, Inc. 9.25%, 11/01/18		1,169	1,293,206
Alere, Inc. 8.625%, 10/01/18		800	840,000
ARAMARK Corp.
5.75%, 3/15/20(b)		244	248,880
8.50%, 2/01/15(a)		1,710	1,718,567

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	117

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Biomet, Inc. 6.50%, 10/01/20(b)	U.S.$	925	$952,750
Capsugel FinanceCo SCA 9.875%, 8/01/19(b)	EUR	740	1,086,870
Care UK Health & Social Care PLC 9.75%, 8/01/17(b)	GBP	510	779,498
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(d)	U.S.$	175	175,737
Cerba European Lab 7.00%, 2/01/20(b)	EUR	850	1,115,266
Chiquita Brands International, Inc./Chiquita Brands LLC 7.875%, 2/01/21(b)	U.S.$	319	324,583
CHS/Community Health Systems, Inc.
7.125%, 7/15/20		401	432,077
8.00%, 11/15/19		396	437,085
Constellation Brands, Inc. 6.00%, 5/01/22		1,107	1,209,397
ConvaTec Healthcare E SA 10.50%, 12/15/18(b)		386	427,977
Del Monte Corp. 7.625%, 2/15/19		595	617,312
Dole Food Co., Inc. 8.00%, 10/01/16(b)		500	521,875
Elizabeth Arden, Inc. 7.375%, 3/15/21		445	493,950
Emergency Medical Services Corp. 8.125%, 6/01/19		1,123	1,225,474
Endo Health Solutions, Inc. 7.25%, 1/15/22		255	277,313
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. 9.875%, 2/01/20(b)		582	632,925
Fresenius Medical Care US Finance, Inc. 6.50%, 9/15/18(b)		385	435,050
Grifols, Inc. 8.25%, 2/01/18		700	768,250
HCA, Inc.
6.375%, 1/15/15		1,698	1,821,105
6.50%, 2/15/20		3,125	3,500,000
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		600	618,000
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)(b)		995	1,141,762
Jarden Corp. 7.50%, 1/15/20		280	305,900

118	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JBS USA LLC/JBS USA Finance, Inc.
7.25%, 6/01/21(b)	U.S.$	215	$222,525
8.25%, 2/01/20(b)		764	819,390
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18(b)		1,015	1,093,662
Minerva Luxembourg SA 7.75%, 1/31/23(b)		925	993,219
New Albertsons, Inc. 7.45%, 8/01/29(a)		1,870	1,346,400
Party City Holdings, Inc. 8.875%, 8/01/20(b)		640	696,000
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 8.25%, 9/01/17		825	882,750
Post Holdings, Inc. 7.375%, 2/15/22		398	429,840
Priory Group No 3 PLC 7.00%, 2/15/18(b)	GBP	665	1,041,626
R&R Ice Cream PLC 8.375%, 11/15/17(b)	EUR	600	849,521
Select Medical Holdings Corp. 6.429%, 9/15/15(c)	U.S.$	500	500,000
Serta Simmons Holdings LLC 8.125%, 10/01/20(a)(b)		343	350,289
Spectrum Brands Escrow Corp. 6.375%, 11/15/20(b)		48	51,060
6.625%, 11/15/22(b)		84	90,510
Spectrum Brands, Inc. 6.75%, 3/15/20(b)		900	969,750
Stater Bros Holdings, Inc. 7.375%, 11/15/18		390	419,006
STHI Holding Corp. 8.00%, 3/15/18(b)		175	191,188
Tenet Healthcare Corp. 8.875%, 7/01/19		900	1,017,000
United Surgical Partners International, Inc. 9.00%, 4/01/20		382	429,750
Universal Hospital Services, Inc. 3.902%, 6/01/15(c)		895	890,525
Valeant Pharmaceuticals International 6.875%, 12/01/18(b)		825	896,156
7.00%, 10/01/20(b)		1,215	1,325,869
7.25%, 7/15/22(b)		210	231,788
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 7.75%, 2/01/19(a)		727	778,799
8.00%, 2/01/18		170	181,050

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	119

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Voyage Care Bondco PLC 6.50%, 8/01/18(b)	GBP	600	$926,159
VPI Escrow Corp. 6.375%, 10/15/20(b)	U.S.$	800	861,000

			41,885,641

Energy – 7.0%
Antero Resources Finance Corp. 7.25%, 8/01/19		384	411,840
9.375%, 12/01/17		495	539,550
ATP Oil & Gas Corp./United States 11.875%, 5/01/15(f)		410	18,963
Basic Energy Services, Inc. 7.75%, 2/15/19		500	510,000
Bill Barrett Corp. 7.625%, 10/01/19		400	422,000
Bristow Group, Inc. 6.25%, 10/15/22		222	238,650
Chaparral Energy, Inc. 7.625%, 11/15/22		835	905,975
CHC Helicopter SA 9.25%, 10/15/20		609	642,495
Chesapeake Energy Corp. 2.50%, 5/15/37		1,225	1,168,344
Cie Generale de Geophysique – Veritas 6.50%, 6/01/21		800	832,000
Continental Resources, Inc./OK 5.00%, 9/15/22		814	875,050
Denbury Resources, Inc. 6.375%, 8/15/21		1,202	1,313,185
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		489	524,452
9.25%, 12/15/17		800	904,000
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		823	897,070
Forest Oil Corp. 7.25%, 6/15/19		739	744,542
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		543	570,150
Key Energy Services, Inc. 6.75%, 3/01/21(b)		435	441,525
6.75%, 3/01/21		466	475,320
Laredo Petroleum, Inc. 7.375%, 5/01/22		369	400,365
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19(b)		369	376,380

120	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Newfield Exploration Co. 7.125%, 5/15/18	U.S.$	1,135	$1,181,819
Offshore Group Investment Ltd. 7.50%, 11/01/19(b)		483	498,094
11.50%, 8/01/15		642	699,780
Oil States International, Inc. 6.50%, 6/01/19		722	772,540
Petroleum Geo-Services ASA 7.375%, 12/15/18(b)		348	382,800
PHI, Inc. 8.625%, 10/15/18		400	435,000
Pioneer Energy Services Corp. 9.875%, 3/15/18		716	782,230
Plains Exploration & Production Co. 6.50%, 11/15/20		344	384,420
6.625%, 5/01/21		500	556,875
6.75%, 2/01/22		1,485	1,685,475
Precision Drilling Corp. 6.50%, 12/15/21		299	316,940
QEP Resources, Inc. 5.375%, 10/01/22		1,100	1,152,250
Range Resources Corp. 5.75%, 6/01/21		1,060	1,128,900
SandRidge Energy, Inc. 7.50%, 3/15/21-2/15/23		641	670,545
8.125%, 10/15/22		435	468,169
8.75%, 1/15/20		775	833,125
SESI LLC 7.125%, 12/15/21		563	623,522
Tervita Corp. 8.00%, 11/15/18(b)		754	776,620
W&T Offshore, Inc. 8.50%, 6/15/19(a)		550	588,500

			27,149,460

Other Industrial – 1.4%
A123 Systems, Inc. 3.75%, 4/15/16(f)		270	195,750
Brightstar Corp. 9.50%, 12/01/16(b)		883	944,810
General Cable Corp. 5.75%, 10/01/22(b)		387	396,675
Hologic, Inc. 6.25%, 8/01/20(b)		291	307,005
Interline Brands, Inc./NJ 7.50%, 11/15/18		704	762,080
Laureate Education, Inc. 9.25%, 9/01/19(b)		889	966,788

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	121

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Neenah Foundry Co. 15.00%, 7/29/15(d)(h)	U.S.$	347	$319,501
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		950	741,000
Rexel SA 6.125%, 12/15/19(b)		645	677,250

			5,310,859

Services – 1.5%
Cerved Technologies SpA 6.375%, 1/15/20(b)	EUR	241	313,064
8.00%, 1/15/21(b)		270	342,805
Live Nation Entertainment, Inc. 7.00%, 9/01/20(b)	U.S.$	284	304,590
Lottomatica Group SpA 8.25%, 3/31/66(b)	EUR	730	969,730
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	309	343,762
Realogy Group LLC 7.625%, 1/15/20(b)		449	506,247
Sabre, Inc. 8.50%, 5/15/19(b)		847	923,230
ServiceMaster Co./TN 7.00%, 8/15/20(b)		319	324,583
8.00%, 2/15/20		342	362,520
Travelport LLC/Travelport, Inc. 9.00%, 3/01/16(a)		566	517,890
West Corp. 7.875%, 1/15/19(a)		880	919,600

			5,828,021

Technology – 4.2%
Avaya, Inc. 7.00%, 4/01/19(b)		102	97,410
9.75%, 11/01/15		972	956,205
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		671	743,133
8.50%, 4/01/19		1,049	1,156,522
Ceridian Corp. 8.875%, 7/15/19(b)		821	925,677
CommScope, Inc. 8.25%, 1/15/19(b)		760	824,600
CPI International, Inc. 8.00%, 2/15/18		704	726,880
First Data Corp. 6.75%, 11/01/20(b)		652	668,300
7.375%, 6/15/19(b)		3,600	3,780,000

122	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Freescale Semiconductor, Inc. 8.875%, 12/15/14	U.S.$	152	$153,520
10.125%, 12/15/16		212	218,095
Infor US, Inc. 9.375%, 4/01/19		318	356,955
10.00%, 4/01/19	EUR	251	360,462
Iron Mountain, Inc. 5.75%, 8/15/24	U.S.$	533	531,668
MMI International Ltd. 8.00%, 3/01/17(b)		475	491,625
NCR Corp. 5.00%, 7/15/22(b)		241	239,795
Sanmina Corp. 7.00%, 5/15/19(a)(b)		603	622,598
Seagate HDD Cayman 7.00%, 11/01/21		769	834,365
Sensata Technologies BV 6.50%, 5/15/19(b)		800	860,000
Serena Software, Inc. 10.375%, 3/15/16		702	714,285
SunGard Data Systems, Inc. 7.625%, 11/15/20		800	866,000

			16,128,095

Transportation - Airlines – 0.1%
TAM Capital 3, Inc. 8.375%, 6/03/21(b)		465	518,475

Transportation - Services – 0.5%
HDTFS, Inc. 5.875%, 10/15/20(b)		360	374,400
6.25%, 10/15/22(b)		145	155,875
Hertz Corp. (The) 6.75%, 4/15/19		1,236	1,331,790

			1,862,065

			248,131,122

Utility – 5.2%
Electric – 4.2%
AES Corp./VA 7.375%, 7/01/21		489	552,570
7.75%, 3/01/14		630	666,225
8.00%, 10/15/17		1,240	1,432,200
Calpine Corp. 7.25%, 10/15/17(b)		1,250	1,329,687
7.875%, 1/15/23(b)		450	498,375
CMS Energy Corp. 6.25%, 2/01/20		1,000	1,185,010

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	123

High-Yield Portfolio—Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

DPL, Inc. 7.25%, 10/15/21		U.S.$	463	$496,568
EDP Finance BV 5.875%, 2/01/16(b)		EUR	430	592,307
6.00%, 2/02/18(b)	U.S.$		705	736,725
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 6.875%, 8/15/17(b)			994	1,048,670
10.00%, 12/01/20			792	898,920
10.00%, 12/01/20(b)			694	782,485
11.25%, 12/01/18(b)(d)			373	357,148
GenOn Americas Generation LLC 8.50%, 10/01/21(a)			725	851,875
GenOn Energy, Inc. 7.875%, 6/15/17			840	932,400
NRG Energy, Inc. 7.875%, 5/15/21			901	1,011,372
8.25%, 9/01/20			825	933,281
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67			375	398,438
Techem Energy Metering Service GmbH & Co. KG 7.875%, 10/01/20(b)		EUR	300	419,081
Techem GmbH 6.125%, 10/01/19(b)			300	416,144
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(b)		U.S.$	761	570,750

				16,110,231

Natural Gas – 1.0%
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, 5/15/23			556	550,440
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16(a)			1,765	1,921,127
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21			1,040	1,123,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21			330	359,700

				3,954,467

				20,064,698

124	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 5.0%
Banking – 1.6%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	980	$1,106,714
Ally Financial, Inc. 8.00%, 11/01/31	U.S.$	501	626,250
BBVA International Preferred SAU 5.919%, 4/18/17		363	304,920
HBOS Capital Funding No2 LP 6.071%, 6/30/14(b)		665	578,550
HT1 Funding GmbH 6.352%, 6/30/17	EUR	825	931,673
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	U.S.$	370	394,926
Regions Financing Trust II 6.625%, 5/15/47		650	650,000
Swedbank AB 5.75%, 3/17/16	GBP	340	531,941
UBS AG/Jersey 4.28%, 4/15/15	EUR	820	1,049,140

			6,174,114

Brokerage – 0.6%
E*Trade Financial Corp. 6.375%, 11/15/19	U.S.$	513	534,802
6.75%, 6/01/16		329	351,208
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(i)		5,500	1,430,000

			2,316,010

Finance – 1.3%
Air Lease Corp. 5.625%, 4/01/17(a)		294	311,640
Capmark Financial Group, Inc. 7.875%, 5/10/12		1,666	– 0	–
CIT Group, Inc. 5.25%, 3/15/18		1,400	1,505,000
International Lease Finance Corp. 5.875%, 4/01/19		2,200	2,363,759
Residential Capital LLC 9.625%, 5/15/15(f)		375	409,688
Speedy Group Holdings Corp. 12.00%, 11/15/17(b)		519	529,380

			5,119,467

Insurance – 0.3%
Genworth Financial, Inc. 6.15%, 11/15/66		295	258,863

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	125

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)	U.S.$	410	$472,525
XL Group PLC Series E 6.50%, 4/15/17		420	409,500

			1,140,888

Other Finance – 1.2%
CNG Holdings, Inc./OH 9.375%, 5/15/20(b)		732	721,935
FTI Consulting, Inc. 6.75%, 10/01/20(a)		500	531,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		1,481	1,586,521
iPayment Holdings, Inc. 15.00%, 11/15/18(d)		304	230,515
iPayment, Inc. 10.25%, 5/15/18		860	795,500
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(b)		599	640,930

			4,506,651

			19,257,130

Total Corporates – Non-Investment Grades (cost $267,378,518)			287,452,950

CORPORATES – INVESTMENT GRADES – 5.8%
Financial Institutions – 3.2%
Banking – 1.5%
Banco de Bogota SA 5.375%, 2/19/23(b)		240	247,948
Barclays Bank PLC 7.625%, 11/21/22(a)		775	773,062
BNP Paribas SA 8.667%, 9/11/13	EUR	650	863,458
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(b)	U.S.$	410	441,775
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(b)		544	761,381
Lloyds TSB Bank PLC 11.875%, 12/16/21(b)	EUR	580	944,818
Sovereign Bank/Wilmington DE 8.75%, 5/30/18	U.S.$	360	433,384
Turkiye Garanti Bankasi AS 5.25%, 9/13/22(b)		672	706,106
Turkiye Vakiflar Bankasi Tao 5.75%, 4/24/17(b)		425	463,365

			5,635,297

126	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.5%
General Electric Capital Corp. Series A 7.125%, 6/15/22	U.S.$	800	$923,857
SLM Corp. 7.25%, 1/25/22		335	369,002
8.00%, 3/25/20		580	671,350

			1,964,209

Insurance – 0.8%
MetLife Capital Trust IV 7.875%, 12/15/37(b)		750	926,250
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(b)		489	547,658
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		575	834,917
Swiss Re Capital I LP 6.854%, 5/25/16(b)		580	613,350
Swiss Reinsurance Co. via ELM BV 5.252%, 5/25/16	EUR	100	130,489

			3,052,664

REITS – 0.4%
EPR Properties 7.75%, 7/15/20	U.S.$	842	1,000,871
Senior Housing Properties Trust 6.75%, 12/15/21		600	693,823

			1,694,694

			12,346,864

Industrial – 2.3%
Capital Goods – 0.5%
Mohawk Industries, Inc. 6.375%, 1/15/16		627	706,942
Mondi Consumer Packaging International AG 9.75%, 7/15/17(b)	EUR	517	766,090
Tyco International Finance SA 8.50%, 1/15/19	U.S.$	375	487,728

			1,960,760

Communications - Media – 0.4%
Virgin Media Secured Finance PLC 6.50%, 1/15/18		1,500	1,601,250

Communications - Telecommunications – 0.2%
Qwest Corp. 6.875%, 9/15/33		720	718,200

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	127

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.4%
Host Hotels & Resorts LP Series Q 6.75%, 6/01/16	U.S.$	643	$659,075
Seminole Indian Tribe of Florida 6.535%, 10/01/20(b)		94	102,917
7.75%, 10/01/17(b)		631	683,846

			1,445,838

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		402	469,296

Energy – 0.7%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		856	862,188
Petrohawk Energy Corp. 7.25%, 8/15/18		450	504,252
Pioneer Natural Resources Co. 5.875%, 7/15/16		995	1,124,970

			2,491,410

			8,686,754

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Petrobras International Finance Co. - Pifco 5.375%, 1/27/21		850	927,935

Utility – 0.1%
Natural Gas – 0.1%
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		420	479,850
Total Corporates - Investment Grades (cost $20,008,598)			22,441,403

BANK LOANS – 3.5%
Industrial – 3.4%
Basic – 0.3%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 5.25%, 10/18/17(c)		603	610,717
Patriot Coal Corporation 9.25%, 12/31/13(c)		250	251,095
Unifrax Holding Co. 11/01/18(j)	EUR	250	326,388

			1,188,200

128	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.1%
Serta Simmons Holdings LLC 5.00%, 10/01/19(c)	U.S.$	500	$505,400

Communications - Telecommunications – 0.2%
Alcatel-Lucent USA, Inc. 7.25%, 1/30/19(c)(j)		600	606,600

Consumer Cyclical - Automotive – 0.3%
Schaeffler AG 6.00%, 1/27/17(c)		448	447,435
TI Group Automotive Systems, LLC 6.75%, 3/14/18(c)		794	797,970

			1,245,405

Consumer Cyclical - Entertainment – 0.5%
ClubCorp Club Operations, Inc. 5.00%, 11/30/16(c)		539	547,759
Harrah’s Las Vegas Propco, LLC 3.69%, 2/13/14(c)		1,500	1,380,000

			1,927,759

Consumer Cyclical - Other – 0.5%
Las Vegas Sands, LLC 2.71%, 11/23/16(c)		1,337	1,341,316
Station Casinos LLC 2/13/20(j)		375	371,250

			1,712,566

Consumer Cyclical - Retailers – 0.3%
Harbor Freight Tools USA, Inc./Central Puchasing LLC 5.50%, 11/14/17(c)		498	502,475
Supervalu Inc. 3/21/19(j)		550	556,188

			1,058,663

Consumer Non-Cyclical – 0.4%
BJ’s Wholesale Club, Inc. 9.75%, 3/26/20(c)		400	413,252
Immucor, Inc. (fka IVD Acquisition Corporation) 5.00%, 8/19/18(c)		593	591,782
Kinetic Concepts, Inc. 5.50%, 5/04/18(c)		396	400,886
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.) 4.25%, 9/30/19(c)		299	298,876

			1,704,796

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	129

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.3%
Asurion, LLC (fka Asurion Corporation) 4.50%, 5/24/19(c)	U.S.$	300	$300,876
Navistar, Inc. 7.00%, 8/17/17(c)		599	605,083
Silver II Borrower S.C.A (Silver II US Holdings, LLC) 4.00%, 12/13/19(c)		275	275,000

			1,180,959

Technology – 0.5%
Avaya, Inc. 3.04%, 10/24/14(c)(j)		258	256,204
Blackboard, Inc. 11.50%, 4/04/19(c)		1,100	1,074,700
Eastman Kodak Company 8.50%, 7/20/13(c)		70	70,116
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(c)		683	591,216

			1,992,236

			13,122,584

Financial Institutions – 0.1%
REITS – 0.1%
iStar Financial, Inc. 5.25%, 3/19/16(c)		202	203,907

Total Bank Loans (cost $13,198,366)			13,326,491

EMERGING MARKETS - CORPORATE BONDS – 3.1%
Industrial – 2.6%
Basic – 0.5%
Severstal OAO Via Steel Capital SA 5.90%, 10/17/22(b)		293	299,970
9.25%, 4/19/14(b)		508	548,081
Vedanta Resources PLC 8.75%, 1/15/14(a)(b)		900	943,920

			1,791,971

Communications - Media – 0.2%
Columbus International, Inc. 11.50%, 11/20/14(b)		698	782,632

Consumer Cyclical - Other – 0.3%
Studio City Finance Ltd. 8.50%, 12/01/20(b)		1,025	1,126,219

130	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non - Cyclical – 1.3%
Agrokor DD 9.875%, 5/01/19(b)	EUR	630	$912,971
Corp. Azucarera del Peru SA 6.375%, 8/02/22(b)	U.S.$	562	605,761
Foodcorp Pty Ltd. 8.75%, 3/01/18(b)	EUR	642	919,884
Tonon Bioenergia SA 9.25%, 1/24/20(b)	U.S.$	775	780,238
USJ Acucar e Alcool SA 9.875%, 11/09/19(b)		850	945,625
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(b)		930	979,988

			5,144,467

Energy – 0.1%
Golden Close Maritime Corp,. Ltd 11.00%, 12/09/15		400	427,968

Other Industrial – 0.2%
Marfrig Holding Europe BV 8.375%, 5/09/18(b)		997	972,075

			10,245,332

Financial Institutions – 0.5%
Banking – 0.2%
Banco de Reservas de LA Republica Dominicana 7.00%, 2/01/23(b)		875	870,625

Finance – 0.3%
Sistema International Funding SA 6.95%, 5/17/19(b)		850	920,687

			1,791,312

Total Emerging Markets - Corporate Bonds (cost $11,552,226)			12,036,644

EMERGING MARKETS - SOVEREIGNS – 2.4%
Argentina – 0.5%
Argentina Boden Bonds 7.00%, 10/03/15		2,100	1,717,683

Croatia – 0.3%
Croatia Government International Bond 6.25%, 4/27/17(b)		1,060	1,142,097

Hungary – 0.3%
Hungary Government International Bond 6.375%, 3/29/21		1,130	1,218,705

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	131

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Serbia – 0.2%
Republic of Serbia 4.875%, 2/25/20(b)	U.S.$	578	$566,685

Turkey – 0.3%
Turkey Government International Bond 6.25%, 9/26/22		1,051	1,274,338

Ukraine – 0.2%
Ukraine Government International Bond 6.75%, 11/14/17(b)		930	941,625

Venezuela – 0.6%
Venezuela Government International Bond 7.00%, 3/31/38(b)		2,675	2,224,262

Total Emerging Markets - Sovereigns (cost $7,604,804)			9,085,395

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.1%
Non-Agency Floating Rate – 1.2%
Greenpoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.422%, 6/25/37(c)		608	437,175
HarborView Mortgage Loan Trust Series 2007-4, Class 2A1 0.422%, 7/19/47(c)		930	737,308
Lehman XS Trust Series 2007-4N, Class 3A2A 0.924%, 3/25/47(c)		296	231,287
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31
3.799%, 9/25/35(c)		1,697	1,370,226
Series 2007-QH6, Class A1
0.392%, 7/25/37(c)		1,673	1,284,079
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.671%, 8/25/47(c)		657	519,616

			4,579,691

Non-Agency Fixed Rate – 0.9%
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		471	419,387
Indymac Index Mortgage Loan Trust Series 2006-AR31 5.169%, 11/25/36		1,384	1,257,922

132	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A8 6.00%, 2/25/36	U.S.$	1,138	$952,445
Series 2006-QS2, Class 1A9 5.50%, 2/25/36		1,151	932,068

			3,561,822

Total Collateralized Mortgage Obligations (cost $7,771,039)			8,141,513

COMMERCIAL MORTGAGE - BACKED SECURITIES – 1.8%
Non-Agency Fixed Rate CMBS – 1.8%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		167	165,895
Bear Stearns Commercial Mortgage Securities, Inc Series 2006-T24, Class AJ 5.598%, 10/12/41		1,000	953,416
GS Mortgage Securities Corp. II Series 2006-GG6, Class AJ 5.638%, 4/10/38		1,000	982,838
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		1,565	1,538,116
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		315	289,942
Morgan Stanley Capital I Trust Series 2007-T27, Class AJ 5.649%, 6/11/42		970	967,237
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AJ 5.368%, 11/15/48		1,000	884,961
WFDB Commercial Mortgage Trust Series 2011-BXR, Class E 6.403%, 7/05/24(b)		1,300	1,337,185

Total Commercial Mortgage-Backed Securities (cost $6,860,826)			7,119,590

GOVERNMENTS - TREASURIES – 1.7%
Canada – 0.4%
Canadian Government Bond 2.00%, 6/01/16	CAD	550	547,520
3.25%, 6/01/21		925	1,000,704

			1,548,224

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	133

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Kingdom – 0.7%
United Kingdom Gilt 2.00%, 1/22/16	GBP	1,725	$2,737,996

United States – 0.6%
U.S. Treasury Bonds 3.125%, 11/15/41-2/15/42(k)	U.S.$	2,192	2,215,840

Total Governments - Treasuries (cost $6,606,557)			6,502,060

QUASI-SOVEREIGNS – 1.6%
Quasi-Sovereign Bonds – 1.6%
Kazakhstan – 0.7%
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.25%, 5/20/15(b)		875	938,437
KazMunayGas National Co. 8.375%, 7/02/13(b)		400	408,200
9.125%, 7/02/18(b)		950	1,215,677

			2,562,314

Russia – 0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(b)		955	1,048,113

Trinidad & Tobago – 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(b)		750	995,625

United States – 0.2%
Citgo Petroleum Corp. 11.50%, 7/01/17(b)		891	1,015,740

Venezuela – 0.2%
Petroleos de Venezuela SA 5.25%, 4/12/17(b)		800	708,000

Total Quasi-Sovereigns (cost $5,045,861)			6,329,792

		Shares
COMMON STOCKS – 1.5%
Beazer Homes USA, Inc.(i)		22,502	350,356
Crown Castle International Corp.(i)		9,194	641,741
Greektown Superholdings, Inc.(g)(h)(i)		397	23,820
Isle of Capri Casinos, Inc.(i)		59,535	394,717
Keystone Automotive Operations, Inc.(g)(h)		61,065	605,152
Las Vegas Sands Corp.		8,388	431,898
LifePoint Hospitals, Inc.(i)		13,469	593,848

134	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Company		Shares	U.S. $ Value

LyondellBasell Industries NV		6,076	$356,175
Meritor, Inc.(i)		40,824	179,626
Neenah Enterprises, Inc.(g)(h)(i)		58,199	378,294
SBA Communications Corp. - Class A(i)		9,819	698,328
Seagate Technology PLC		12,533	403,061
Vanguard Health Systems, Inc.(i)		39,452	586,651
Voyager Learning Exchange(g)(h)(i)		982,000	1

Total Common Stocks (cost $5,743,354)			5,643,668

PREFERRED STOCKS – 1.2%
Financial Institutions – 1.1%
Banking – 0.8%
Citigroup Capital XIII 7.875%(e)		5,000	141,719
Royal Bank of Scotland Group PLC 6.40%		60,000	1,387,800
US Bancorp 6.50%		35,000	1,013,250
Zions Bancorporation 9.50%		27,300	705,705

			3,248,474

REITS – 0.3%
Health Care REIT, Inc. 6.50%		13,825	376,303
Sovereign Real Estate Investment Trust 12.00%(b)		624	813,818

			1,190,121

			4,438,595

Industrial – 0.1%
Basic – 0.1%
ArcelorMittal Series 0000 6.00%		9,350	218,790

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		36,525	80,355

Total Preferred Stocks (cost $5,024,075)			4,737,740

		Principal Amount (000)
ASSET-BACKED SECURITIES – 0.7%
Home Equity Loans - Fixed Rate – 0.5%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35	U.S.$	737	526,696

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	135

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-6, Class 3A5 5.72%, 5/25/37	U.S.$	1,353	$1,171,047

			1,697,743

Home Equity Loans - Floating Rate – 0.2%
GSAA Home Equity Trust Series 2006-6, Class AF5 5.203%, 3/25/36(c)		1,398	875,522

Total Asset-Backed Securities (cost $2,312,250)			2,573,265

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.4%
United States – 0.4%
California GO 7.60%, 11/01/40		325	479,723
7.95%, 3/01/36		700	877,114

Total Local Governments - Municipal Bonds (cost $1,030,409)			1,356,837

		Contracts
OPTIONS PURCHASED – PUTS – 0.2%
Options on Forward Contracts – 0.1%
JPY/USD Expiration: Mar 2013, Exercise Price: JPY 81.27(i)(l)		375,710,000	567,209
EUR/USD Expiration: Mar 2013, Exercise Price: EUR 1.20(i)(l)		1,920,000	3

			567,212

Options on Equities – 0.1%
American Axle & MFG Holdings Expiration: Jul 2013, Exercise Price: $ 12.00(i)(m)		387	36,765
Boyd Gaming Corp. Expiration: Jan 2014, Exercise Price: $ 5.00(i)(m)		2,925	182,812

			219,577

Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Mar 2013, Exercise Price: $ 139.00(i)(m)		74,800	11,220
Expiration: Apr 2014, Exercise Price: $ 148.00(i)(m)		18,500	36,260

			47,480

136	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Company		Contracts	U.S. $ Value

Total Options Purchased – Puts (cost $723,629)			$834,269

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 0.1%
Norway – 0.1%
Eksportfinans ASA 2.375%, 5/25/16 (cost $473,127)	U.S.$	539	513,936

		Contracts
OPTIONS PURCHASED – CALLS – 0.1%
Options on Equities – 0.1%
Beazer Homes USA, Inc. Expiration: Jan 2014, Exercise Price: $ 17.00(i)(m) (cost $315,580)		1,115	248,087

		Shares
WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(g)(h)(i)		12,643	– 0	–
iPayment Holdings, Inc., expiring 11/15/18(i)		272	– 0	–
Talon Equity Co. NV, expiring 11/24/15(g)(h)(i)		671	– 0	–

Total Warrants (cost $0)			– 0	–

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBerstein Fixed-Income Shares Inc.—Government STIF Portfolio, 0.12%(n) (cost $5,524,468)		5,524,468	5,524,468

Total Investments – 102.2% (cost $367,173,687)			393,868,108
Other assets less liabilities – (2.2)%			(8,436,656)

Net Assets – 100.0%			$385,431,452

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Russell 2000 Mini Index Futures	37	March 2013	$3,352,968	$3,367,740	$14,772

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	137

High-Yield Portfolio—Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
U.S. T-Note 2 Yr Futures	206	June 2013	$45,410,221	$45,416,562	$6,341
U.S. T-Note 5 Yr Futures	522	June 2013	64,655,177	64,719,844	64,667
Ultra Long U.S. T-Bond Futures	22	June 2013	3,434,391	3,476,000	41,609
Sold Contracts
U.S. T-Note 10 Yr Futures	133	June 2013	17,389,526	17,495,734	(106,208)

					$21,181

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	22,460	USD	29,356	4/11/13	$25,122
Barclays Bank PLC Wholesale	JPY	163,596	USD	1,747	4/12/13	(18,182)
Citibank, NA	GBP	5,873	USD	8,892	4/11/13	(15,946)
Royal Bank of Canada	CAD	1,735	USD	1,726	3/14/13	43,574
Royal Bank of Scotland PLC	USD	1,919	NOK	10,615	3/07/13	(70,515)
Royal Bank of Scotland PLC	USD	1,878	MXN	24,293	4/12/13	17,805
State Street Bank & Trust Co.	GBP	555	USD	840	4/11/13	(1,942)

						$(20,084)

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Beazer Homes USA, Inc.(m)	1,115	$25.00	January 2014	$116,480	$(58,538)

PUT OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Boyd Gaming Corp.(m)	2,925	$7.00	January 2014	$473,729	$(475,312)

CURRENCY OPTIONS WRITTEN (see Note C)

Description	Exercise Price		Expiration Date	Contracts (000)		Premiums Received	U.S. $ Value
Put - JPY vs. USD(l)	JPY	81.27	3/14/13	JPY	375,710	$156,950	$(567,209)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note C)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHY Series 19 5 Year Index	Barclays Bank PLC	Sell	98.00%	3/20/13	$5,360	$119,528	$(2,111)
CDX-NAHY Series 19 5 Year Index	Bank of America, NA	Sell	98.00	3/20/13	9,650	223,880	(3,801)

138	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHY Series 19 5 Year Index	JPMorgan Chase Bank, NA	Sell	102.00%	4/17/13	$3,900	$56,550	$(38,677)

						$399,958	$(44,589)

INTEREST RATE SWAP CONTRACTS (see Note C)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA		$7,600	9/11/22	1.774%	3 Month LIBOR	$27,194
Citibank, NA		20,280	9/14/17	0.836%	3 Month LIBOR	(83,897)
Credit Suisse International		50,000	10/29/14	0.410%	3 Month LIBOR	(101,555)
Credit Suisse International		12,000	1/31/15	0.435%	3 Month LIBOR	(14,766)
Deutsche Bank AG	GBP	9,320	10/4/22	1.860%	6 Month LIBOR	75,727
Deutsche Bank AG		3,930	10/4/42	6 Month LIBOR	2.968%	(147,497)
Deutsche Bank AG	GBP	250	2/22/43	6 Month LIBOR	3.213%	6,398
Goldman Sachs International		$20,420	9/18/17	0.853%	3 Month LIBOR	(97,642)
Goldman Sachs International		20,700	11/13/17	0.779%	3 Month LIBOR	28,221

						$(307,817)

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC:
Alcatel-Lucent USA, Inc., 6.50% 1/15/28 3/20/17*	(5.00)%	7.05%	$200	$12,170	$15,703	$(3,533)
Bolivarian Republic of Venezuela, 9.25%, 9/15/27, 6/20/16*	(5.00)	6.26	2,800	73,153	368,418	(295,265)
Fifth & Pacific Companies, Inc., 5.00% 7/08/13, 12/20/13*	(5.00)	0.29	180	(8,668)	1,143	(9,811)
Nokia OYJ, 6.75% 2/04/19, 9/20/14*	(5.00)	1.93	1,420	(74,191)	88,959	(163,150)
The McClatchy Co., 5.75% 9/01/17, 12/20/13*	(5.00)	0.91	180	(7,558)	2,143	(9,701)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	139

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA:
CDX-NAHY Series 17 5 Year Index, 12/20/16*	(5.00)%	3.68%	$2,880	$(158,000)	$64,950	$(222,950)
CDX-NAHY Series 18 5 Year Index, 6/20/17*	(5.00)	4.05	3,960	(180,125)	(62,609)	(117,516)
CDX-NAHY Series 18 5 Year Index, 6/20/17*	(5.00)	4.05	3,960	(180,125)	(24,582)	(155,543)
CDX-NAHY Series 19 5 Year index, 12/20/17*	(5.00)	4.40	375	(12,821)	(2,351)	(10,470)
Deutsche Bank AG:
CDX-NAHY Series 19 5 Year index, 12/20/17*	(5.00)	4.40	378	(12,941)	(5,086)	(7,855)
CDX-NAHY Series 19 5 Year index, 12/20/17*	(5.00)	4.40	379	(12,975)	(4,876)	(8,099)
CDX-NAHY Series 19 5 Year index, 12/20/17*	(5.00)	4.40	746	(25,539)	(6,952)	(18,587)
Goldman Sachs Bank USA:
CDX-NAHY Series 11 5 Year Index, 12/20/13*	(1.00)	—	464	154,076	81,996	72,080
CDX-NAHY Series 18 5 Year Index, 6/20/17*	(5.00)	4.05	7,940	(361,150)	171,014	(532,164)
CDX-NAIG Series 18 5 Year Index, 6/20/17*	(1.00)	0.76	16,500	(199,269)	84,989	(284,258)
Goldman Sachs International:
CDX-NAHY Series 19 5 Year index, 12/20/17*	(5.00)	4.40	373	(12,772)	(3,257)	(9,515)
CDX-NAHYS Series 19 5 Year index, 12/20/17*	(5.00)	4.40	749	(25,643)	(3,357)	(22,286)
JPMorgan Chase Bank, NA:
Beazer Homes USA, Inc., 9.125%, 6/15/18, 9/20/18*	(5.00)	5.68	810	18,512	82,175	(63,663)

140	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 17 5 Year Index, 12/20/16*	(1.00)%	0.66%		$8,300	$(122,870)	$118,997	$(241,867)
MBIA, Inc., 6.625% 10/01/28, 12/20/13*	(5.00)	8.54		370	7,150	12,361	(5,211)
Morgan Stanley Capital Services Inc.:
CDX-EM Series 17 5 Year Index, 6/20/17*	(5.00)	2.42		9,800	(1,097,219)	(1,044,720)	(52,499)
CDX-NAHY Series 18 5 Year Index, 6/20/17*	(5.00)	4.05		3,960	(180,125)	216,852	(396,977)
Fiat SpA, 6.625% 2/15/13, 12/20/17*	(5.00)	5.54	EUR	165	2,968	11,583	(8,615)
Fiat SpA, 6.625% 2/15/13, 12/20/17*	(5.00)	5.54		235	4,228	16,814	(12,586)

Sale Contracts
Bank of America, NA:
Amkor Technology, Inc., 7.375% 5/01/18, 6/20/17*	5.00	5.18		640	692	(20,358)	21,050
Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00	6.49		860	(26,874)	(35,120)	8,246
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	—		917	(132,263)	(156,226)	23,963
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	—		459	(66,131)	(77,942)	11,811

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	141

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sanmina Corp., 8.125% 3/01/16, 6/20/17*	5.00%	3.81%	$640	$35,172	$(31,323)	$66,495
Barclays Bank PLC:
Advanced Micro Devices, Inc., 7.750% 8/01/20, 3/20/16*	5.00	7.79	350	(22,295)	(30,032)	7,737
Advanced Micro Devices, Inc., 7.750% 8/01/20, 3/20/16*	5.00	7.79	710	(45,229)	(50,170)	4,941
CDX- NAIG Series 15 5 Year Index, 12/20/15*	1.00	—	500	(17,378)	(41,531)	24,153
Clear Channel Communications, Inc., 6.875% 6/15/18, 12/20/14*	5.00	7.18	440	(16,808)	(39,158)	22,350
Clear Channel Communications, Inc., 6.875% 6/15/18, 3/20/16*	5.00	15.95	200	(50,444)	(51,782)	1,338
Community Health Systems, Inc., 8.875% 7/15/15, 6/20/16*	5.00	1.86	800	86,891	(16,560)	103,451
Freescale Semiconductor, Inc., 8.875% 12/15/14, 6/20/16*	5.00	3.70	1,850	86,863	(33,503)	120,366
Health Management Associates, Inc., 6.125% 4/15/16, 6/20/17*	5.00	2.69	640	64,904	(3,307)	68,211
MGM Resorts International, 7.625% 1/15/17, 6/20/17*	5.00	4.00	470	21,741	(22,585)	44,326
Nokia OYJ, 6.75% 2/04/19, 9/20/17*	5.00	5.28	890	(3,012)	(147,167)	144,155
NXP BV, 8.625%, 10/15/13, 3/20/16*	5.00	2.20	550	51,205	19,798	31,407
Owens-Illinois, Inc., 7.8%, 5/15/18, 6/20/17*	5.00	1.97	430	57,270	26,289	30,981
Univision Communications, Inc., 8.5%, 5/15/21, 6/20/16*	5.00	2.83	550	41,415	(11,208)	52,623
Virgin Media Finance PLC, 9.5% 8/15/16, 6/20/17*	5.00	3.49	650	44,086	16,223	27,863
Credit Suisse International: CDX- NAHY Series 15 5 Year Index, 12/20/15*	5.00	—	2,800	221,953	(170,137)	392,090

142	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX- NAHY Series 15 5 Year Index, 12/20/15*	5.00%	—%		$2,500	$198,173	$(153,099)	$351,272
MGM Resorts International, 5.875% 2/27/14, 3/20/16*	5.00	2.44		1,700	146,425	(33,245)	179,670
MGM Resorts International, 7.625% 1/15/17, 6/20/13*	5.00	0.29		800	19,708	2,782	16,926
United States Steel Corp., 6.65% 6/01/37, 12/20/17*	5.00	6.20		440	(18,259)	(36,928)	18,669
Wind Acquisition Finance S.A., 5.00% 12/31/45, 6/20/16*	5.00	5.19		1,320	3,415	39,435	(36,020)
Deutsche Bank AG: CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	—		459	(66,185)	(84,505)	18,320
Goldman Sachs Bank USA: CDX-NAHY Series 15 3 Year Index, 12/20/13*	5.00	—		4,451	1,295	(319,886)	321,181
CDX-NAIG Series 15 5 Year Index, 12/20/15*	1.00	—		900	(31,281)	(75,733)	44,452
Chesapeake Energy Corp., 6.625% 8/15/20, 6/20/17*	5.00	3.28		1,250	95,973	(76,061)	172,034
ConvaTec Healthcare E S.A., 10.875% 12/15/18, 6/20/17*	5.00	5.79	EUR	590	(16,604)	(102,711)	86,107
Mediacom LLC, 9.125% 8/15/19, 3/20/16*	5.00	2.01		$1,070	106,094	(27,587)	133,681
United States Steel Corp., 6.65% 6/01/37, 9/20/17*	5.00	5.93		230	(6,963)	(17,216)	10,253
United States Steel Corp., 6.65% 6/01/37, 9/20/17*	5.00	5.93		225	(6,812)	(16,596)	9,784

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	143

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International:
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00%	—%		$917	$(132,264)	$(169,879)	$37,615
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	—		459	(66,131)	(79,213)	13,082
JPMorgan Chase Bank, NA:
Sabre Holdings Corp., 6.35% 3/15/16, 6/20/16*	5.00	3.33		277	16,691	(19,914)	36,605
Morgan Stanley Capital Services Inc.:
AK Steel Holding Corp., 7.625% 5/15/20, 3/20/16*	5.00	8.94		550	(50,073)	5,411	(55,484)
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	—		459	(66,130)	(79,544)	13,414
NXP BV, 8.625%, 10/15/13, 6/20/17*	5.00	3.06	EUR	230	25,765	(12,745)	38,510
NXP BV, 8.625%, 10/15/13, 9/20/17*	5.00	3.22		330	35,402	(20,387)	55,789
UBS AG:
Goodyear Tire & Rubber Co., 7.00% 3/15/28, 6/20/17*	5.00	4.54		$1,050	26,524	(76,701)	103,225
HCA Inc., 6.375%, 1/15/15, 6/20/17*	5.00	2.57		1,720	183,458	(2,970)	186,428
Levi Strauss & Co., 8.875% 4/01/16, 6/20/17*	5.00	3.17		850	68,877	(44,093)	112,970

					$(1,600,878)	$(2,096,877)	$495,999

DIVIDEND SWAP CONTRACTS (see Note C)

Dividend Yield On	Counterparty	Strike Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index Dividend Futures	Credit Suisse International	91.8%	12/19/14	$24,127
Euro Stoxx 50 Index Dividend Futures	UBS AG	90.2%	12/18/15	$16,297

				$40,424

144	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

TOTAL RETURN SWAP CONTRACTS (see Note C)

Receive/Pay Total Return on Reference Equity	Equity	# of Shares or Units	Rate Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Total Return on Reference Equity
Pay	Burger King Worldwide, Inc.	23,000	0.29%	$391	8/15/14	Citibank, NA	$(28,552)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	U.S. $ Value at February 28, 2013
Credit Suisse Securities (USA) LLC†	(4.00	)%*	—	$268,994
Credit Suisse Securities (USA) LLC†	(2.50	)%*	—	1,046,857
Credit Suisse Securities (USA) LLC†	(1.50	)%*	—	302,713
Credit Suisse Securities (USA) LLC†	(1.00	)%*	—	2,951,298
Credit Suisse Securities (USA) LLC†	(0.50	)%*	—	410,015
Credit Suisse Securities (USA) LLC	(0.25	)%*	3/01/13	976,254
Credit Suisse Securities (USA) LLC†	(0.25	)%*	—	3,185,431
Credit Suisse Securities (USA) LLC†	(0.05	)%*	—	1,039,572
Credit Suisse Securities (USA) LLC†	0.00%		—	7,793,906
Credit Suisse Securities (USA) LLC†	0.15%		—	1,839,245
Deutsche Bank Securities, Inc.†	0.00%		—	1,260,000
HSBC	0.45%		3/01/13	3,713,820
ING†	(1.13	)%*	—	367,293

				$25,155,398

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	145

High-Yield Portfolio—Portfolio of Investments

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on February 28, 2013

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $21,207,331.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the aggregate market value of these securities amounted to $129,254,318 or 33.5% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at February 28, 2013.

(d)	Pay-In-Kind Payments (PIK).

(e)	Variable rate coupon, rate shown as of February 28, 2013.

(f)	Security is in default and is non-income producing.

(g)	Fair valued by the Adviser.

(h)	Illiquid security.

(i)	Non-income producing security.

(j)	This position or a portion of this position represents an unsettled loan purchase. At February 28, 2013, the market value and unrealized gain of these unsettled loan purchases amounted to $2,116,630 and $11,015, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(k)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,789,287.

(l)	One contract relates to 1 share.

(m)	One contract relates to 100 shares.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
MXN	– Mexican Peso
NOK	– Norwegian Krone
USD	– United States Dollar

Glossary:

CDX-EM	– Emerging Market Credit Default Swap Index
CDX-NAHY	– North American High Yield Credit Default Swap Index
CDX-NAIG	– North American Investment Grade Credit Default Swap Index
CMBS	– Commercial Mortgage-Backed Securities
GO	– General Obligation
LIBOR	– London Interbank Offered Rates
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust

See notes to financial statements.

146	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Financials – 26.4%
Capital Markets – 1.7%
E*Trade Financial Corp.(a)	237,820	$2,547,052
Legg Mason, Inc.	101,750	2,899,875

		5,446,927

Commercial Banks – 10.6%
Associated Banc-Corp	233,320	3,357,475
CapitalSource, Inc.	457,090	4,113,810
Comerica, Inc.	120,990	4,159,636
First Niagara Financial Group, Inc.	424,568	3,472,966
Huntington Bancshares, Inc./OH	640,750	4,504,473
Popular, Inc.(a)	169,167	4,723,143
Susquehanna Bancshares, Inc.	296,403	3,447,167
Webster Financial Corp.	80,360	1,769,527
Zions Bancorporation	206,260	4,979,116

		34,527,313

Insurance – 8.4%
Aspen Insurance Holdings Ltd.	128,390	4,604,066
Fidelity National Financial, Inc. – Class A	189,280	4,720,643
Platinum Underwriters Holdings Ltd.	79,090	4,182,279
Reinsurance Group of America, Inc. – Class A	50,870	2,925,025
Torchmark Corp.	68,700	3,860,253
Unum Group	140,430	3,436,322
Validus Holdings Ltd.	105,970	3,775,711

		27,504,299

Real Estate Investment Trusts (REITs) – 5.7%
BioMed Realty Trust, Inc.	178,510	3,770,131
Camden Property Trust	32,150	2,222,851
Glimcher Realty Trust	174,840	1,968,698
Mid-America Apartment Communities, Inc.	32,460	2,254,023
Plum Creek Timber Co., Inc.	79,870	3,873,695
RLJ Lodging Trust	212,690	4,549,439

		18,638,837

		86,117,376

Information Technology – 18.5%
Communications Equipment – 0.8%
Harris Corp.	52,060	2,502,524

Electronic Equipment, Instruments & Components – 9.8%
Anixter International, Inc.	46,820	3,226,834
Arrow Electronics, Inc.(a)	91,060	3,656,059
AU Optronics Corp. (Sponsored ADR)(a)	564,434	2,449,644
Avnet, Inc.(a)	104,510	3,690,248

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	147

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Flextronics International Ltd.(a)	312,250	$2,076,463
Ingram Micro, Inc. – Class A(a)	131,600	2,481,976
Insight Enterprises, Inc.(a)	185,593	3,567,097
Jabil Circuit, Inc.	192,640	3,608,147
TTM Technologies, Inc.(a)	292,918	2,401,928
Vishay Intertechnology, Inc.(a)	380,980	5,025,126

		32,183,522

IT Services – 2.1%
Amdocs Ltd.	109,350	3,987,995
Convergys Corp.	180,110	2,988,025

		6,976,020

Semiconductors & Semiconductor Equipment – 5.8%
Amkor Technology, Inc.(a)(b)	349,040	1,413,612
Entegris, Inc.(a)	401,640	3,819,596
Lam Research Corp.(a)	96,430	4,078,989
MEMC Electronic Materials, Inc.(a)	557,240	2,758,338
Micron Technology, Inc.(a)	511,200	4,288,968
MKS Instruments, Inc.	95,684	2,596,864

		18,956,367

		60,618,433

Consumer Discretionary – 16.3%
Auto Components – 3.8%
Dana Holding Corp.	232,890	3,896,250
Lear Corp.	72,660	3,881,497
TRW Automotive Holdings Corp.(a)	79,940	4,691,679

		12,469,426

Hotels, Restaurants & Leisure – 2.4%
MGM Resorts International(a)	324,212	4,049,408
Royal Caribbean Cruises Ltd.	105,320	3,672,508

		7,721,916

Household Durables – 4.1%
Meritage Homes Corp.(a)	94,620	3,831,164
Newell Rubbermaid, Inc.	81,700	1,906,878
NVR, Inc.(a)	3,750	3,784,500
PulteGroup, Inc.(a)	194,970	3,739,524

		13,262,066

Media – 1.9%
Gannett Co., Inc.	146,780	2,945,875
Regal Entertainment Group—Class A(b)	197,770	3,099,056

		6,044,931

Specialty Retail – 3.0%
GameStop Corp.—Class A(b)	95,280	2,387,717

148	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Men’s Wearhouse, Inc. (The)	139,180	$3,913,741
Office Depot, Inc.(a)	905,430	3,648,883

		9,950,341

Textiles, Apparel & Luxury Goods – 1.1%
Jones Group, Inc. (The)	324,780	3,747,961

		53,196,641

Industrials – 13.9%
Building Products – 1.5%
Fortune Brands Home & Security, Inc.(a)	139,833	4,831,230

Commercial Services & Supplies – 1.6%
Avery Dennison Corp.	67,760	2,767,996
Steelcase, Inc.	181,320	2,565,678

		5,333,674

Construction & Engineering – 1.0%
Tutor Perini Corp.(a)	198,580	3,377,846

Electrical Equipment – 2.4%
EnerSys, Inc.(a)	88,280	3,608,886
General Cable Corp.(a)	126,760	4,175,475

		7,784,361

Machinery – 3.9%
Kennametal, Inc.	83,380	3,375,222
Terex Corp.(a)	137,670	4,516,953
Timken Co.	89,290	4,850,233

		12,742,408

Road & Rail – 2.4%
Avis Budget Group, Inc.(a)	148,440	3,469,043
Con-way, Inc.	123,530	4,342,079

		7,811,122

Trading Companies & Distributors – 1.1%
Aircastle Ltd.	265,380	3,574,668

		45,455,309

Materials – 6.2%
Chemicals – 1.9%
Chemtura Corp.(a)	173,560	3,492,027
Huntsman Corp.	156,150	2,690,465

		6,182,492

Metals & Mining – 4.3%
Cliffs Natural Resources, Inc.(b)	69,250	1,763,105
Commercial Metals Co.	270,090	4,405,168
Reliance Steel & Aluminum Co.	56,440	3,758,339
Steel Dynamics, Inc.	275,330	4,204,289

		14,130,901

		20,313,393

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	149

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 5.6%
Energy Equipment & Services – 3.1%
Bristow Group, Inc.	69,050	$4,022,853
Helix Energy Solutions Group, Inc.(a)	92,805	2,172,565
Helmerich & Payne, Inc.	59,530	3,944,458

		10,139,876

Oil, Gas & Consumable Fuels – 2.5%
Cimarex Energy Co.	67,450	4,540,059
Stone Energy Corp.(a)	98,930	2,023,119
Teekay Corp.	50,350	1,747,145

		8,310,323

		18,450,199

Utilities – 5.4%
Electric Utilities – 3.3%
Great Plains Energy, Inc.	152,780	3,335,188
NV Energy, Inc.	192,430	3,802,417
PNM Resources, Inc.	163,970	3,682,766

		10,820,371

Gas Utilities – 2.1%
Atmos Energy Corp.	82,020	3,130,703
UGI Corp.	99,090	3,549,404

		6,680,107

		17,500,478

Health Care – 3.5%
Health Care Providers & Services – 3.5%
Health Net, Inc./CA(a)	137,540	3,540,280
LifePoint Hospitals, Inc.(a)	69,428	3,061,081
Universal Health Services, Inc. – Class B	84,950	4,917,755

		11,519,116

Consumer Staples – 2.7%
Beverages – 0.5%
Constellation Brands, Inc. – Class A(a)	39,014	1,725,979

Food Products – 2.2%
Dole Food Co., Inc.(a)	258,830	2,898,896
Tyson Foods, Inc. – Class A	179,500	4,069,265

		6,968,161

		8,694,140

Total Common Stocks (cost $261,800,413)		321,865,085

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(c) (cost $2,817,260)	2,817,260	2,817,260

150	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned – 99.4% (cost $264,617,673)		$324,682,345

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.7%
Investment Companies – 2.7%
AllianceBernstein Exchange Reserves – Class I, 0.10%(c) (cost $8,851,935)	8,851,935	8,851,935

Total Investments – 102.1% (cost $273,469,608)		333,534,280
Other assets less liabilities – (2.1)%		(6,818,884)

Net Assets – 100.0%		$326,715,396

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	151

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.8%
Industrials – 26.0%
Aerospace & Defense – 3.0%
Hexcel Corp.(a)	191,719	$5,224,343
TransDigm Group, Inc.	31,220	4,443,855

		9,668,198

Air Freight & Logistics – 1.0%
Expeditors International of Washington, Inc.	87,490	3,398,986

Building Products – 0.4%
Simpson Manufacturing Co., Inc.	40,781	1,186,727

Electrical Equipment – 1.3%
AMETEK, Inc.	101,231	4,234,493

Industrial Conglomerates – 1.3%
Carlisle Cos., Inc.	64,840	4,400,691

Machinery – 9.5%
Actuant Corp. – Class A	120,832	3,674,501
Chart Industries, Inc.(a)	48,590	3,525,690
IDEX Corp.	80,145	4,081,785
Joy Global, Inc.	66,840	4,233,646
Lincoln Electric Holdings, Inc.	101,680	5,699,164
Middleby Corp.(a)	30,420	4,542,010
Valmont Industries, Inc.	34,761	5,476,596

		31,233,392

Marine – 1.8%
Kirby Corp.(a)	78,728	5,981,753

Professional Services – 3.1%
Advisory Board Co. (The)(a)	83,071	4,220,838
Robert Half International, Inc.	162,810	5,787,895

		10,008,733

Road & Rail – 1.7%
Genesee & Wyoming, Inc. – Class A(a)	61,585	5,513,089

Trading Companies & Distributors – 2.9%
MSC Industrial Direct Co., Inc. – Class A	42,440	3,620,981
United Rentals, Inc.(a)	109,990	5,874,566

		9,495,547

		85,121,609

Consumer Discretionary – 22.2%
Distributors – 1.6%
LKQ Corp.(a)	245,068	5,192,991

Diversified Consumer Services – 1.3%
K12, Inc.(a) (b)	197,230	4,112,246

152	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 3.6%
Norwegian Cruise Line Holdings Ltd.(a)	148,797	$4,609,731
Orient-Express Hotels Ltd. – Class A(a)	288,085	2,975,918
Panera Bread Co. – Class A(a)	27,250	4,385,888

		11,971,537

Internet & Catalog Retail – 0.7%
NetFlix, Inc.(a) (b)	11,455	2,154,456

Media – 2.0%
National CineMedia, Inc.	243,354	3,711,149
Pandora Media, Inc.(a)(b)	241,010	2,940,322

		6,651,471

Specialty Retail – 10.3%
CarMax, Inc.(a)	112,457	4,319,473
Dick’s Sporting Goods, Inc.	102,220	5,111,000
Five Below, Inc.(a) (b)	81,014	3,224,357
Francesca’s Holdings Corp.(a)	155,982	3,969,742
Lumber Liquidators Holdings, Inc.(a)	85,420	5,056,010
Select Comfort Corp.(a)	21,209	435,421
Tractor Supply Co.	33,915	3,526,821
Ulta Salon Cosmetics & Fragrance, Inc.	49,490	4,382,834
Vitamin Shoppe, Inc.(a)	71,356	3,749,758

		33,775,416

Textiles, Apparel & Luxury Goods – 2.7%
PVH Corp.	40,354	4,917,135
Tumi Holdings, Inc.(a) (b)	168,207	3,976,413

		8,893,548

		72,751,665

Information Technology – 18.8%
Communications Equipment – 3.9%
Acme Packet, Inc.(a)	76,860	2,242,775
Aruba Networks, Inc.(a)	160,380	3,996,669
Ciena Corp.(a)	187,880	2,863,291
JDS Uniphase Corp.(a)	272,060	3,852,370

		12,955,105

Internet Software & Services – 1.8%
CoStar Group, Inc.(a)	57,167	5,759,003

IT Services – 1.0%
MAXIMUS, Inc.	43,520	3,167,386

Semiconductors & Semiconductor Equipment – 4.9%
Cavium, Inc.(a)	73,330	2,707,344
Cree, Inc.(a)(b)	75,874	3,431,781

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	153

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Fairchild Semiconductor International, Inc.(a)	280,086	$3,994,026
Teradyne, Inc.(a)	173,910	2,914,732
Veeco Instruments, Inc.(a)	98,706	3,149,708

		16,197,591

Software – 7.2%
ANSYS, Inc.(a)	39,921	3,026,012
Aspen Technology, Inc.(a)	126,086	3,878,405
Cadence Design Systems, Inc.(a)	406,155	5,751,155
Fortinet, Inc.(a)	73,830	1,785,210
ServiceNow, Inc.(a) (b)	120,183	3,902,342
SolarWinds, Inc.(a)	74,509	4,206,778
Workday, Inc.(a) (b)	17,859	987,424

		23,537,326

		61,616,411

Health Care – 14.2%
Biotechnology – 3.2%
Ariad Pharmaceuticals, Inc.(a)	56,529	1,188,805
BioMarin Pharmaceutical, Inc.(a)	55,120	3,195,307
Cubist Pharmaceuticals, Inc.(a)	54,865	2,327,922
Onyx Pharmaceuticals, Inc.(a)	51,530	3,880,724

		10,592,758

Health Care Equipment & Supplies – 3.0%
Align Technology, Inc.(a)	17,830	560,575
HeartWare International, Inc.(a) (b)	35,580	3,039,244
Sirona Dental Systems, Inc.(a)	60,526	4,298,556
Volcano Corp.(a)	87,828	1,900,598

		9,798,973

Health Care Providers & Services – 5.0%
Acadia Healthcare Co., Inc.(a)	143,419	3,903,865
Catamaran Corp.(a)	108,688	5,837,633
Mednax, Inc.(a)	49,647	4,250,776
WellCare Health Plans, Inc.(a)	38,880	2,223,547

		16,215,821

Life Sciences Tools & Services – 1.1%
ICON PLC(a)	118,327	3,687,069

Pharmaceuticals – 1.9%
Akorn, Inc.(a)	216,204	2,983,615
Impax Laboratories, Inc.(a)	13,100	259,773
Jazz Pharmaceuticals PLC(a)	51,750	3,010,815

		6,254,203

		46,548,824

Financials – 8.4%
Capital Markets – 4.1%
Affiliated Managers Group, Inc.(a)	37,610	5,499,710

154	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lazard Ltd. – Class A	121,090	$4,347,131
Stifel Financial Corp.(a)	99,481	3,436,074

		13,282,915

Commercial Banks – 3.6%
Iberiabank Corp.	77,472	3,889,094
Signature Bank/New York NY(a)	58,320	4,331,427
SVB Financial Group(a)	54,790	3,674,217

		11,894,738

Real Estate Management & Development – 0.7%
Realogy Holdings Corp.(a)	53,102	2,381,625

		27,559,278

Energy – 5.8%
Energy Equipment & Services – 3.2%
FMC Technologies, Inc.(a)	52,340	2,716,969
Oceaneering International, Inc.	66,430	4,224,284
Oil States International, Inc.(a)	45,899	3,495,209

		10,436,462

Oil, Gas & Consumable Fuels – 2.6%
Cabot Oil & Gas Corp.	47,590	2,949,152
Concho Resources, Inc.(a)	28,103	2,528,146
SM Energy Co.	53,373	3,089,229

		8,566,527

		19,002,989

Consumer Staples – 1.0%
Food Products – 1.0%
Green Mountain Coffee Roasters, Inc.(a)(b)	65,420	3,124,459

Materials – 0.7%
Chemicals – 0.7%
PolyOne Corp.	107,400	2,447,646

Telecommunication Services – 0.7%
Diversified Telecommunication Services – 0.7%
tw telecom, Inc.(a)	90,317	2,286,826

Total Common Stocks (cost $230,607,582)		320,459,707

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(c) (cost $3,001,099)	3,001,099	3,001,099

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	155

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned – 98.7% (cost $233,608,681)		$323,460,806

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 7.5%
Investment Companies – 7.5%
AllianceBernstein Exchange Reserves – Class I, 0.10%(c) (cost $24,809,497)	24,809,497	24,809,497

Total Investments – 106.2% (cost $258,418,178)		348,270,303
Other assets less liabilities – (6.2)%		(20,463,759)

Net Assets – 100.0%		$327,806,544

(a)	Non-income producing security.
(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.
(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

156	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 61.1%
Energy – 24.0%
Coal & Consumable Fuels – 0.7%
Adaro Energy Tbk PT	1,436,800	$232,987
Banpu PCL	189,700	2,493,200
Cameco Corp.	107,260	2,288,213
China Coal Energy Co., Ltd. – Class H	206,700	203,866
China Shenhua Energy Co., Ltd. – Class H	167,870	634,870
Coal India Ltd.	31,010	178,226
Consol Energy, Inc.	9,980	320,857
Exxaro Resources Ltd.(a)	65,430	1,243,434
Indo Tambangraya Megah Tbk PT	49,900	207,473
Peabody Energy Corp.	12,290	264,972
Tambang Batubara Bukit Asam Persero Tbk PT	182,000	284,257

		8,352,355

Integrated Oil & Gas – 17.1%
BG Group PLC	530,590	9,356,166
BP PLC	2,645,910	17,742,221
Cenovus Energy, Inc.	33,900	1,097,620
Chevron Corp.	188,910	22,130,807
China Petroleum & Chemical Corp. – Class H	4,660,100	5,291,445
ENI SpA	416,020	9,468,518
Exxon Mobil Corp.	520,330	46,595,552
Galp Energia SGPS SA	69,067	1,064,007
Gazprom OAO (Sponsored ADR)	933,320	8,287,881
Hess Corp.	59,000	3,923,500
Husky Energy, Inc.(a)	43,400	1,334,511
Imperial Oil Ltd.	27,500	1,143,467
LUKOIL OAO (London) (Sponsored ADR)	26,980	1,740,210
Murphy Oil Corp.	23,580	1,435,550
Origin Energy Ltd.	99,400	1,231,083
PetroChina Co., Ltd. – Class H	947,800	1,298,980
Petroleo Brasileiro SA	133,700	978,738
Petroleo Brasileiro SA (ADR)	279,200	4,095,864
Petroleo Brasileiro SA (Preference Shares)	188,700	1,583,463
Petroleo Brasileiro SA (Sponsored ADR)	125,668	2,102,426
PTT PCL	284,100	3,342,353
Repsol SA	43,700	929,553
Rosneft OAO (GDR)(b)	92,630	735,019
Royal Dutch Shell PLC (Euronext Amsterdam) –Class A	351,143	11,533,143
Royal Dutch Shell PLC – Class A	199,015	6,536,562
Royal Dutch Shell PLC – Class B	255,950	8,612,902
Sasol Ltd.	24,600	1,046,286
Statoil ASA	118,450	2,940,484
Suncor Energy, Inc. (Toronto)	269,550	8,168,182
Surgutneftegas OAO (Sponsored ADR)(a)	90,460	854,847
Total SA	169,370	8,455,911

		195,057,251

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	157

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Oil & Gas Drilling – 0.4%
Diamond Offshore Drilling, Inc.	20,790	$1,448,647
Helmerich & Payne, Inc.	20,210	1,339,114
Seadrill Ltd.(a)	61,110	2,240,904

		5,028,665

Oil & Gas Equipment & Services – 0.7%
Aker Solutions ASA	69,170	1,355,777
Halliburton Co.	56,280	2,336,183
Schlumberger Ltd.	48,730	3,793,631

		7,485,591

Oil & Gas Exploration & Production – 5.0%
Anadarko Petroleum Corp.	79,530	6,328,998
Apache Corp.	20,900	1,552,243
ARC Resources Ltd.(a)	13,100	330,279
Athabasca Oil Corp.(c)	35,900	352,995
Baytex Energy Corp.(a)	14,500	605,590
Cabot Oil & Gas Corp.	32,510	2,014,644
Cairn India Ltd.	44,800	246,711
Canadian Natural Resources Ltd.	58,600	1,791,100
Canadian Oil Sands Ltd.	21,800	446,253
Chesapeake Energy Corp.(a)	29,900	602,784
Cimarex Energy Co.	2,600	175,006
CNOOC Ltd.	956,200	1,871,264
Cobalt International Energy, Inc.(c)	10,500	259,035
Concho Resources, Inc.(c)	4,400	395,824
ConocoPhillips	61,800	3,581,310
Continental Resources, Inc./OK(c)	3,600	316,800
Crescent Point Energy Corp.(a)	15,600	593,746
Denbury Resources, Inc.(c)	40,200	728,424
Devon Energy Corp.	17,300	938,698
EnCana Corp.	33,100	595,399
EOG Resources, Inc.	42,290	5,316,276
EQT Corp.	6,700	422,703
Inpex Corp.	99	525,515
Kunlun Energy Co., Ltd.	144,000	299,004
Lundin Petroleum AB(c)	83,650	1,893,789
Marathon Oil Corp.	31,690	1,061,615
MEG Energy Corp.(c)	11,900	384,262
Newfield Exploration Co.(c)	8,850	204,612
Nexen, Inc. (Toronto)(d)(e)	23,803	652,981
Noble Energy, Inc.	24,720	2,739,717
NovaTek OAO (Sponsored GDR)(b)	4,100	475,600
Occidental Petroleum Corp.	116,780	9,614,497
OGX Petroleo e Gas Participacoes SA(c)	172,600	274,674
Oil & Natural Gas Corp. Ltd.	54,600	314,106
Pacific Rubiales Energy Corp.	13,200	323,200
Penn West Petroleum Ltd.(a)	57,100	554,804

158	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Pioneer Natural Resources Co.	5,300	$666,793
Plains Exploration & Production Co.(c)	14,400	653,328
PTT Exploration & Production PCL	91,089	483,767
QEP Resources, Inc.	22,000	670,120
Range Resources Corp.	7,300	560,640
Santos Ltd.(a)	42,900	585,047
Southwestern Energy Co.(c)	15,700	538,039
Talisman Energy, Inc.	46,400	582,672
Tatneft OAO (Sponsored ADR)	12,230	508,768
Tourmaline Oil Corp.(c)	24,400	869,764
Tullow Oil PLC	40,800	749,441
Vermilion Energy, Inc.(a)	3,200	165,609
Whiting Petroleum Corp.(c)	7,197	350,494
Woodside Petroleum Ltd.	29,600	1,129,390

		57,298,330

Oil & Gas Refining & Marketing – 0.1%
Valero Energy Corp.	25,140	1,146,133

		274,368,325

Materials – 12.7%
Aluminum – 0.1%
Alcoa, Inc.	50,900	433,668
Alumina Ltd.(a)(c)	202,500	252,764
Aluminum Corp. of China Ltd.(a)(c)	634,200	273,543
Hindalco Industries Ltd.	77,300	140,695
Norsk Hydro ASA	35,000	154,171

		1,254,841

Diversified Chemicals – 0.2%
BASF SE	30,500	2,864,457

Diversified Metals & Mining – 5.4%
Anglo American PLC	220,820	6,398,645
Antofagasta PLC	18,200	300,066
Assore Ltd.(a)	8,600	321,985
BHP Billiton Ltd.	358,080	13,405,857
BHP Billiton PLC	118,710	3,745,995
Eurasian Natural Resources Corp. PLC	143,200	729,832
First Quantum Minerals Ltd.	26,800	499,227
Freeport-McMoRan Copper & Gold, Inc.	151,860	4,847,371
Glencore International PLC(a)	214,000	1,253,730
Grupo Mexico SAB de CV	182,300	714,801
Inmet Mining Corp.	5,300	348,965
KGHM Polska Miedz SA	6,400	362,867
Korea Zinc Co., Ltd.(c)	1,900	655,912
Minera Frisco SAB de CV(c)	61,600	259,487
MMC Norilsk Nickel OJSC (ADR)	177,510	3,141,927
Rio Tinto Ltd.(a)	24,500	1,667,327
Rio Tinto PLC	273,190	14,608,108

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	159

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Southern Copper Corp.	7,100	$268,309
Sterlite Industries India Ltd.	128,200	224,440
Sumitomo Metal Mining Co., Ltd.	27,000	425,078
Teck Resources Ltd.	119,690	3,705,893
Turquoise Hill Resources Ltd.(c)	28,400	181,485
Xstrata PLC	181,590	3,187,170

		61,254,477

Fertilizers & Agricultural Chemicals – 1.4%
Agrium, Inc.	27,405	2,837,896
CF Industries Holdings, Inc.	2,100	421,743
Incitec Pivot Ltd.	64,400	211,688
Israel Chemicals Ltd.	18,300	235,904
Israel Corp. Ltd. (The)	209	149,696
K&S AG	13,500	632,997
Monsanto Co.	69,540	7,025,626
Mosaic Co. (The)	10,200	597,108
Potash Corp. of Saskatchewan, Inc.	34,200	1,372,311
Syngenta AG	3,700	1,570,227
Uralkali OJSC (Sponsored GDR)(b)	10,850	411,758
Yara International ASA	12,300	586,454

		16,053,408

Forest Products – 0.0%
Duratex SA	12,600	105,350

Gold – 2.1%
Agnico-Eagle Mines Ltd.	38,740	1,553,732
Anglogold Ashanti Ltd.	18,000	436,894
Barrick Gold Corp.(a)	47,700	1,446,380
Cia de Minas Buenaventura SA (ADR) – Class B	23,200	594,384
Eldorado Gold Corp.	68,100	672,250
Franco-Nevada Corp.	4,400	212,821
Gold Fields Ltd.	70,600	578,660
Goldcorp, Inc.	199,830	6,522,452
Harmony Gold Mining Co., Ltd.	49,500	310,248
IAMGOLD Corp.	32,500	219,030
Kinross Gold Corp.	400,580	3,049,263
Koza Altin Isletmeleri AS	62,350	1,474,845
New Gold, Inc.(c)	123,050	1,097,755
Newcrest Mining Ltd.	36,500	836,764
Newmont Mining Corp.	23,600	950,844
Osisko Mining Corp.(c)	48,600	281,350
Randgold Resources Ltd.	2,700	223,497
Real Gold Mining Ltd.(a)(c)(d)(e)	686,500	123,923
Yamana Gold, Inc.	174,850	2,573,792
Zijin Mining Group Co., Ltd.(a)	1,064,800	364,552

		23,523,436

160	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Paper Products – 0.4%
Fibria Celulose SA(c)	19,600	$222,102
International Paper Co.	16,500	726,165
MeadWestvaco Corp.	5,100	182,121
Mondi PLC	154,820	1,976,124
Nine Dragons Paper Holdings Ltd.	302,500	287,380
OJI Holdings Corp.	150,000	570,541
Stora Enso Oyj	24,600	164,679
UPM-Kymmene Oyj	13,500	157,248

		4,286,360

Precious Metals & Minerals – 0.4%
Anglo American Platinum Ltd.(a)	3,400	160,077
Fresnillo PLC	20,700	484,406
Harry Winston Diamond Corp.(c)	80,600	1,258,166
Impala Platinum Holdings Ltd.	25,600	393,692
Industrias Penoles SAB de CV	4,300	198,747
Kazakhmys PLC	31,200	291,076
North American Palladium Ltd.(a)(c)	555,710	822,451
Northam Platinum Ltd.	45,753	199,087
Pan American Silver Corp.	12,200	202,180
Silver Wheaton Corp.	16,900	535,884

		4,545,766

Specialty Chemicals – 0.3%
Johnson Matthey PLC	30,400	1,056,320
Koninklijke DSM NV	47,656	2,783,408

		3,839,728

Steel – 2.4%
Allegheny Technologies, Inc.	5,000	152,350
ArcelorMittal (Euronext Amsterdam)	44,600	667,736
Arrium Ltd.	591,757	720,452
Bradespar SA	19,800	290,588
Cia Siderurgica Nacional SA	59,800	302,112
Cliffs Natural Resources, Inc.(a)	4,400	112,024
Commercial Metals Co.	131,540	2,145,417
Eregli Demir ve Celik Fabrikalari TAS	132,100	170,353
Evraz PLC	41,100	169,045
Fortescue Metals Group Ltd.(a)	78,800	376,479
Fosun International	472,600	306,815
Gerdau SA	48,300	401,402
Hitachi Metals Ltd.	14,000	130,941
Hyundai Hysco Co., Ltd.	3,500	116,472
Hyundai Steel Co.	6,100	476,025
JFE Holdings, Inc.	146,300	3,132,395
Jindal Steel & Power Ltd.	39,400	259,569
JSW Steel Ltd.	20,300	276,835
Kobe Steel Ltd.(c)	252,000	339,734

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	161

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Kumba Iron Ore Ltd.(a)	2,500	$157,059
Metalurgica Gerdau SA (Preference Shares)	13,300	140,767
Nippon Steel & Sumitomo Metal Corp.	427,000	1,155,983
Novolipetsk Steel OJSC (GDR)(b)	14,700	282,093
Nucor Corp.	15,100	680,255
POSCO	3,700	1,205,047
Severstal OAO (GDR)(b)	24,460	274,197
Tata Steel Ltd.	55,500	351,415
ThyssenKrupp AG(c)	18,400	413,448
United States Steel Corp.(a)	43,460	905,707
Vale SA	73,600	1,405,517
Vale SA (Preference Shares)	112,600	2,079,180
Vale SA (Sponsored ADR) (Local Preference Shares)	420,910	7,732,117
Voestalpine AG	9,100	306,184

		27,635,713

		145,363,536

Equity:Other – 8.8%
Diversified/Specialty – 7.4%
Agung Podomoro Land Tbk PT	3,388,700	159,339
Alam Sutera Realty Tbk PT	1,811,500	173,982
Amata Corp. PCL	121,100	103,800
Anant Raj Ltd.	21,700	24,676
ANF Immobilier	1,400	40,485
Asian Property Development PCL	128,900	44,628
Ayala Land, Inc.	1,766,700	1,388,741
Azrieli Group	1,900	50,882
Bakrieland Development Tbk PT(c)	3,490,300	21,256
Beijing North Star Co., Ltd.	567,100	153,326
Beni Stabili SpA	79,900	50,503
British Land Co. PLC	330,965	2,841,673
Bumi Serpong Damai PT	876,100	144,818
Buzzi Unicem SpA	82,710	1,295,524
C C Land Holdings Ltd.	245,300	80,469
CA Immobilien Anlagen AG(c)	4,800	68,955
Capital Property Fund	804,550	960,347
CapitaLand Ltd.	345,000	1,083,835
Central Pattana PCL	95,400	307,845
Ciputra Development Tbk PT	1,392,200	159,889
Ciputra Property Tbk PT	246,600	24,221
Ciputra Surya Tbk PT	62,000	18,104
City Developments Ltd.	24,000	215,633
Country Garden Holdings Co., Ltd.(c)	3,693,400	1,901,721
CyrusOne, Inc.(c)	92,246	1,965,762
Dexus Property Group	276,200	307,603
DLF Ltd.	74,700	379,427
Duke Realty Corp.	136,420	2,204,547

162	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Dundee Real Estate Investment Trust	38,816	$1,385,896
Eastern & Oriental Bhd	129,350	66,129
Emira Property Fund	62,100	102,164
Even Construtora e Incorporadora SA	28,600	144,488
Evergrande Real Estate Group Ltd.(a)	3,529,000	1,723,173
F&C Commercial Property Trust Ltd.	24,500	38,171
Fastighets AB Balder(c)	10,900	80,196
Fibra Uno Administracion SA de CV	368,320	1,141,789
Filinvest Land, Inc.	766,800	37,114
Fonciere Des Regions	1,500	123,914
Franshion Properties China Ltd.	599,100	213,084
Gecina SA	800	90,638
Globe Trade Centre SA(c)	23,300	59,622
Glomac Bhd	200,700	56,499
GPT Group	63,320	253,711
Growthpoint Properties Ltd.	591,100	1,794,508
Guangzhou R&F Properties Co., Ltd.	168,046	284,089
Hang Lung Properties Ltd.	227,000	875,460
Helbor Empreendimentos SA	22,300	130,686
Helical Bar PLC	5,950	20,716
Henderson Land Development Co., Ltd.	138,000	965,351
Hopson Development Holdings Ltd.(c)	44,450	76,588
Hysan Development Co., Ltd.	45,000	231,653
ICADE	17,570	1,575,873
IGB Corp. Bhd	140,200	101,838
IJM Land Bhd	85,500	60,311
IMMOFINANZ AG(c)	37,500	156,628
Intiland Development Tbk PT	623,500	32,865
Is Gayrimenkul Yatirim Ortakligi AS	73,200	60,195
Kawasan Industri Jababeka Tbk PT(c)	1,589,200	42,655
Keppel Land Ltd.	28,000	93,750
Kerry Properties Ltd.	41,500	212,593
Kiwi Income Property Trust	59,450	56,765
KLCC Property Holdings Bhd	71,150	150,565
Kungsleden AB	12,200	78,315
Land Securities Group PLC	90,559	1,137,365
LC Corp. SA(c)	39,100	12,903
Lippo Karawaci Tbk PT	2,527,300	295,533
Londonmetric Property PLC	19,550	32,159
Longfor Properties Co., Ltd.(a)	49,500	88,140
LPN Development PCL	1,730,000	1,453,782
Macquarie Mexico Real Estate Management SA de CV(c)	865,580	1,963,135
Mah Sing Group Bhd	95,000	64,555
Mapletree Commercial Trust	1,439,300	1,560,207
Megaworld Corp.	1,751,350	169,091
Mitsubishi Estate Co., Ltd.	256,000	6,381,871
Mitsui Fudosan Co., Ltd.	244,000	6,206,347
Mobimo Holding AG(c)	300	68,303

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	163

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

New World Development Co., Ltd.	1,822,000	$3,329,665
Nieuwe Steen Investments NV	5,500	39,480
Nomura Real Estate Holdings, Inc.	2,700	48,422
Pakuwon Jati Tbk PT	5,656,000	210,523
Poly Property Group Co., Ltd.(c)	275,400	195,935
Premier Investment Corp.	50	224,313
Prestige Estates Projects Ltd.	17,750	55,423
Pruksa Real Estate PCL	100,850	101,697
Quality Houses PCL	559,700	74,501
Quintain Estates & Development PLC(c)	24,250	25,476
Redefine Properties Ltd.	403,900	440,444
Regal Real Estate Investment Trust	697,600	199,747
Resilient Property Income Fund Ltd.	35,700	201,175
Robinsons Land Corp.	206,200	115,350
SA Corporate Real Estate Fund Nominees Pty Ltd.	519,600	231,717
Sansiri PCL	394,700	66,336
SC Asset Corp. PCL	40,000	45,714
Sentul City Tbk PT(c)	3,587,650	109,428
Sino Land Co., Ltd.	106,000	192,592
Sinpas Gayrimenkul Yatirim Ortakligi AS	21,500	16,635
SM Development Corp.	970,900	204,639
SP Setia Bhd	75,200	76,648
Spirit Realty Capital, Inc.	131,049	2,610,496
Sponda Oyj	18,900	92,864
Sumitomo Realty & Development Co., Ltd.	99,000	3,346,943
Summarecon Agung Tbk PT	824,250	198,222
Sun Hung Kai Properties Ltd.	388,305	5,999,015
Suntec Real Estate Investment Trust(a)	80,000	115,994
Supalai PCL	1,732,050	1,263,378
Swire Properties Ltd.	616,300	2,310,825
TAG Immobilien AG	6,900	81,669
Tebrau Teguh Bhd(c)	280,000	81,993
Tecnisa SA	34,900	154,100
Telecity Group PLC	87,795	1,242,497
Ticon Industrial Connection PCL	65,500	47,776
Tokyu Land Corp.	14,000	105,564
Tokyu REIT, Inc.(a)	50	281,545
Torunlar Gayrimenkul Yatirim Ortakligi AS	39,800	70,603
Unite Group PLC	10,200	44,775
Unitech Ltd.(c)	298,950	150,055
United Urban Investment Corp.(a)	100	131,336
UOL Group Ltd.	373,602	1,960,056
Vornado Realty Trust	8,000	641,680
Wallenstam AB	5,800	76,512
Wereldhave Belgium NV	700	74,692
West Fraser Timber Co., Ltd.	31,000	2,555,152
Wharf Holdings Ltd.	505,000	4,420,367
Wheelock & Co., Ltd.	318,000	1,720,877

164	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Wihlborgs Fastigheter AB	4,400	$72,813
YTL Land & Development BHD(c)	134,500	37,374
Yuexiu Property Co., Ltd.	1,057,555	366,457

		84,584,864

Health Care – 1.4%
Chartwell Retirement Residences	144,920	1,544,408
HCP, Inc.	63,750	3,116,100
Health Care REIT, Inc.	32,500	2,084,550
LTC Properties, Inc.	70,730	2,728,056
Omega Healthcare Investors, Inc.	69,610	1,948,384
Sabra Health Care REIT, Inc.	21,990	581,196
Senior Housing Properties Trust	82,310	2,065,158
Ventas, Inc.	24,020	1,700,135

		15,767,987

		100,352,851

Retail – 5.4%
Regional Mall – 2.2%
BR Malls Participacoes SA	163,160	2,110,183
CapitaMall Trust	383,000	663,734
CFS Retail Property Trust Group(a)	120,800	257,499
General Growth Properties, Inc.	96,060	1,838,588
Glimcher Realty Trust	182,728	2,057,517
Multiplan Empreendimentos Imobiliarios SA	39,650	1,134,774
Pennsylvania Real Estate Investment Trust	133,440	2,408,592
Simon Property Group, Inc.	53,311	8,468,986
Westfield Group	538,237	6,150,722

		25,090,595

Shopping Center/Other Retail – 3.2%
Aeon Mall Co., Ltd.	72,100	1,788,248
Akmerkez Gayrimenkul Yatirim Ortakligi AS	4,250	51,607
Aliansce Shopping Centers SA	49,700	615,161
Atrium European Real Estate Ltd.	12,000	71,957
Capital & Counties Properties PLC	27,000	108,355
CapitaMalls Asia Ltd.	55,650	93,164
Citycon Oyj(a)	249,306	809,111
Corio NV	42,378	1,951,307
DDR Corp.(a)	209,460	3,617,374
Deutsche Euroshop AG	1,950	80,585
Development Securities PLC	8,350	20,711
Eurocommercial Properties NV	39,700	1,517,450
Federation Centres	81,500	203,958
Fortune Real Estate Investment Trust	843,000	730,690
Fountainhead Property Trust	244,400	236,040
Fukuoka REIT Co.(a)	158	1,310,091
Hammerson PLC	25,350	189,602
Hyprop Investments Ltd.	111,300	891,620

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	165

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Iguatemi Empresa de Shopping Centers SA	9,700	$133,391
Intu Properties PLC	23,350	117,534
Japan Retail Fund Investment Corp.	335	655,115
Kite Realty Group Trust	300,024	1,977,158
Klepierre	51,542	2,114,482
Link REIT (The)	298,378	1,595,110
Mercialys SA	60,600	1,280,434
Pavilion Real Estate Investment Trust	137,100	69,204
Ramco-Gershenson Properties Trust	160,710	2,539,218
RioCan Real Estate Investment Trust (Toronto)	19,831	535,557
Shaftesbury PLC	8,950	79,055
SM Prime Holdings, Inc.	1,058,800	494,248
Sonae Sierra Brasil SA	4,850	69,832
Tanger Factory Outlet Centers	18,500	652,865
Unibail-Rodamco SE	28,907	6,672,347
Westfield Retail Trust	1,117,100	3,624,594

		36,897,175

		61,987,770

Residential – 4.5%
Multi-Family – 3.8%
Advance Residence Investment Corp.	50	106,210
Associated Estates Realty Corp.	150,060	2,623,049
AvalonBay Communities, Inc.	10,020	1,250,797
Berkeley Group Holdings PLC(c)	42,140	1,216,535
BRE Properties, Inc.	8,260	401,519
Brookfield Incorporacoes SA	594,495	946,074
Brookfield Residential Properties, Inc.(c)	119,130	2,639,921
China Overseas Land & Investment Ltd.	1,966,000	5,970,176
China Resources Land Ltd.	391,500	1,145,269
China Vanke Co., Ltd. – Class B(c)	813,104	1,651,802
Consorcio ARA SAB de CV(c)	99,660	38,726
Corp. GEO SAB de CV(c)	108,590	91,452
Cyrela Brazil Realty SA Empreendimentos e Participacoes	47,620	418,606
Desarrolladora Homex SAB de CV(a)(c)	38,370	76,352
Deutsche Wohnen AG	5,250	96,229
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	109,500	177,814
Equity Residential	29,900	1,645,696
Essex Property Trust, Inc.	7,244	1,079,284
Ez Tec Empreendimentos e Participacoes SA	8,950	124,117
Gafisa SA(c)	62,700	135,574
GAGFAH SA(c)	3,800	41,807
Grainger PLC	14,850	30,649
GSW Immobilien AG	1,820	72,467

166	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

JHSF Participacoes SA	29,000	$124,533
KWG Property Holding Ltd.	1,554,000	1,064,616
Land and Houses PCL	458,250	184,463
LEG Immobilien AG(c)	42,421	2,435,178
Meritage Homes Corp.(c)	14,390	582,651
Mid-America Apartment Communities, Inc.	25,480	1,769,331
Mirvac Group	567,249	949,108
MRV Engenharia e Participacoes SA	203,660	1,306,700
NVR, Inc.(c)	1,740	1,756,008
Patrizia Immobilien AG(c)	5,800	49,280
PDG Realty SA Empreendimentos e Participacoes	195,630	317,254
Persimmon PLC	87,530	1,210,635
Property Perfect PCL	859,450	53,156
PulteGroup, Inc.(c)	120,400	2,309,272
Rodobens Negocios Imobiliarios SA	6,900	48,350
Rossi Residencial SA	491,721	871,952
Sare Holding SAB de CV(a)(c)	564,000	36,673
Shenzhen Investment Ltd.	414,350	180,302
Shimao Property Holdings Ltd.	389,100	782,097
Sino-Ocean Land Holdings Ltd.	673,100	464,813
Stockland	845,220	3,246,365
Toll Brothers, Inc.(c)	48,150	1,642,878
Urbi Desarrollos Urbanos SAB de CV(c)	52,560	18,324
Vista Land & Lifescapes, Inc.	782,750	105,442
Wing Tai Holdings Ltd.	55,600	87,037
Yanlord Land Group Ltd.(a)(c)	52,900	65,318

		43,641,861

Self Storage – 0.3%
Big Yellow Group PLC	7,900	44,751
Extra Space Storage, Inc.	80,737	3,022,793
Public Storage	1,600	241,936
Safestore Holdings PLC	12,500	23,894

		3,333,374

Single Family – 0.4%
Fortune Brands Home & Security, Inc.(c)	69,740	2,409,517
Masco Corp.	28,870	556,036
Realogy Holdings Corp.(c)	51,300	2,300,805

		5,266,358

		52,241,593

Office – 3.0%
Office – 3.0%
Allied Properties Real Estate Investment Trust	33,804	1,124,342
Allreal Holding AG(c)	500	73,562
Alstria Office REIT – AG	3,650	42,692

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	167

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Befimmo SCA Sicafi	1,300	$85,623
Boston Properties, Inc.	14,413	1,497,222
Brandywine Realty Trust	60,860	836,825
CapitaCommercial Trust	1,333,000	1,785,672
Castellum AB	87,564	1,313,604
Champion REIT(a)	182,900	93,580
Cominar Real Estate Investment Trust	36,303	794,882
Commonwealth Property Office Fund	1,478,034	1,679,901
CommonWealth REIT	71,350	1,801,587
Corporate Office Properties Trust	61,880	1,600,836
Derwent London PLC	3,650	121,660
Douglas Emmett, Inc.	69,748	1,709,523
Great Portland Estates PLC	12,300	91,623
Hongkong Land Holdings Ltd.	253,000	1,951,237
Hufvudstaden AB – Class A	124,142	1,707,177
Investa Office Fund	487,490	1,515,147
Japan Excellent, Inc.(a)	205	1,239,800
Japan Prime Realty Investment Corp.	30	88,277
Japan Real Estate Investment Corp.	138	1,513,123
Kenedix Realty Investment Corp. – Class A	391	1,611,289
Liberty Property Trust	23,790	922,814
Mack-Cali Realty Corp.	62,080	1,761,830
Nippon Building Fund, Inc.	261	2,918,751
Nomura Real Estate Office Fund, Inc.	11	67,505
Norwegian Property ASA	37,550	58,869
NTT Urban Development Corp.	64	65,098
Orix JREIT, Inc.	1,370	1,611,870
Parkway Properties, Inc./MD	147,298	2,490,809
PSP Swiss Property AG(c)	1,650	149,674
Societe Immobiliere de Location pour l’Industrie et le Commerce(c)	800	86,874
Swiss Prime Site AG(c)	2,150	172,610
Tokyo Tatemono Co., Ltd.	12,000	66,869
Workspace Group PLC	9,300	48,308

		34,701,065

Lodging – 1.3%
Lodging – 1.3%
Ashford Hospitality Trust, Inc.	205,840	2,422,737
Far East Hospitality Trust	1,434,000	1,273,700
Great Eagle Holdings Ltd.	293,000	1,165,781
Host Hotels & Resorts, Inc.	71,670	1,194,739
InterContinental Hotels Group PLC	60,941	1,767,035
Pebblebrook Hotel Trust	53,330	1,275,120
RLJ Lodging Trust	135,980	2,908,612
Strategic Hotels & Resorts, Inc.(c)	371,200	2,702,336

		14,710,060

168	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 1.0%
Industrial Warehouse Distribution – 0.9%
Ascendas Real Estate Investment Trust	80,000	$165,536
Daiwa House REIT Investment Corp.	187	1,351,710
Global Logistic Properties Ltd.	803,350	1,647,635
Granite Real Estate Investment(c)	40,850	1,572,317
Hansteen Holdings PLC	32,500	40,642
Mapletree Industrial Trust	70,100	79,247
Mapletree Logistics Trust	2,304,200	2,268,212
Nippon Prologis REIT, Inc.(c)	161	1,261,042
ProLogis, Inc.	28,036	1,091,722
Segro PLC	26,570	102,856
STAG Industrial, Inc.	72,100	1,529,241

		11,110,160

Mixed Office Industrial – 0.1%
BR Properties SA	45,270	562,616
Goodman Group	57,510	272,799

		835,415

		11,945,575

Food Beverage & Tobacco – 0.4%
Agricultural Products – 0.4%
Archer-Daniels-Midland Co.	26,200	834,732
Bunge Ltd.	27,840	2,063,223
Charoen Pokphand Indonesia Tbk PT	742,400	337,222
Felda Global Ventures Holdings Bhd	171,300	248,871
Golden Agri-Resources Ltd.	262,000	137,062
IOI Corp. Bhd	89,600	142,061
Kuala Lumpur Kepong Bhd	19,800	132,876
Wilmar International Ltd.	59,000	168,617

		4,064,664

Packaged Foods & Meats – 0.0%
MHP SA (GDR)(b)(c)	7,346	134,065

		4,198,729

Total Common Stocks (cost $670,078,383)		699,869,504

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 20.6%
United States – 20.6%
U.S. Treasury Inflation Index
0.625%, 7/15/21 (TIPS)	$5,642	6,437,806
1.875%, 7/15/15 (TIPS)(f)(g)	208,938	229,684,778

Total Inflation-Linked Securities (cost $232,181,992)		236,122,584

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	169

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED - PUTS – 0.1%
Options on Equity Indices – 0.1%
Dow Jones-UBS Commodity Index Expiration: Mar 2013, Exercise Price: $ 134.00 (c)(h)	240,600	$122,706
S&P 500 Index Expiration: Apr 2013, Exercise Price: $ 1,450.00 (c)(i)	580	759,800

Total Options Purchased – Puts (cost $1,722,355)		882,506

	Shares
WARRANTS – 0.1%
Equity:Other – 0.1%
Diversified/Specialty – 0.1%

Emaar Properties PJSC, Merril Lynch, expiring 10/01/15(c) (cost $559,939)	528,766	763,009

INVESTMENT COMPANIES – 0.0%
Funds and Investment Trust – 0.0%

CPN Retail Growth Leasehold Property Fund (cost $105,730)	187,000	125,609

RIGHTS – 0.0%
Retail – 0.0%
Shopping Center/Other Retail – 0.0%

Citycon Oyj, expiring 3/07/13(c)	236,840	64,934

Equity:Other – 0.0%
Diversified/Specialty – 0.0%

Mah Sing Group Bhd, expiring 3/12/13(c)	31,667	6,865

Total Rights (cost $0)		71,799

SHORT-TERM INVESTMENTS – 22.5%
Investment Companies – 7.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(j) (cost $90,546,731)	90,546,731	90,546,731

	Principal Amount (000)
U.S. Treasury Bill – 8.8%
U.S. Treasury Bill Zero Coupon, 4/18/13(g) (cost $100,986,871)	$101,000	100,986,871

Treasury Bill – 5.8%
Germany Treasury Bills Zero Coupon, 4/10/13 (cost $66,336,886)	EUR50,490	65,920,311

170	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Total Short-Term Investments (cost $257,870,488)		$257,453,913

Total Investments Before Security Lending Collateral for Securities Loaned – 104.4% (cost $1,162,518,887)		1,195,288,924

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.0%
Investment Companies – 2.0%
AllianceBernstein Exchange Reserves—Class I, 0.10%(j) (cost $22,386,798)	22,386,798	22,386,798
Total Investments – 106.4% (cost $1,184,905,685)	1,217,675,722
Other assets less liabilities – (6.4)%		(73,230,374)

Net Assets – 100.0%		$1,144,445,348

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Oil Futures	68	June 2013	$7,528,701	$7,449,400	$(79,301)
Cocoa Futures	185	March 2013	4,364,349	3,954,419	(409,930)
Copper London Metal Exchange Futures	2	March 2013	404,903	389,613	(15,290)
Lead Futures	28	March 2013	1,628,947	1,590,050	(38,897)
Lean Hogs Futures	219	April 2013	7,664,559	7,095,600	(568,959)
Natural Gas Futures	36	April 2013	1,203,209	1,254,960	51,751
Nickel Futures	27	March 2013	2,863,656	2,680,776	(182,880)
Platinum Futures	180	April 2013	14,721,995	14,251,500	(470,495)
Soybean Futures	14	July 2013	1,021,386	1,004,675	(16,711)
Soybean Meal Futures	69	July 2013	2,956,320	2,964,240	7,920

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Cattle Feeder Futures	45	March 2013	$3,428,336	$3,195,000	$233,336
Cattle Feeder Futures	22	May 2013	1,629,322	1,628,550	772
Copper London Metal Exchange Futures	23	March 2013	4,641,707	4,480,544	161,163
Cotton No. 2 Futures	38	July 2013	1,585,656	1,632,860	(47,204)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	171

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Gold 100 OZ Futures	62	April 2013	$10,340,680	$9,784,220	$556,460
Heating Oil Futures	67	May 2013	9,140,690	8,540,490	600,200
Live Cattle Futures	101	April 2013	5,443,889	5,245,940	197,949
Silver Futures	16	May 2013	2,353,960	2,274,560	79,400
Sugar 11 Futures	90	July 2013	1,860,661	1,860,768	(107)
Wheat Futures	20	July 2013	823,297	759,500	63,797

					$122,974

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	5,196	USD	6,796	3/15/13	$12,261
Bank of America, NA	USD	5,636	JPY	498,906	3/15/13	(253,150)
Barclays Bank PLC Wholesale	GBP	16,658	USD	26,647	3/15/13	1,377,436
Barclays Bank PLC Wholesale	USD	3,290	HKD	25,496	3/15/13	(2,473)
Barclays Bank PLC Wholesale	JPY	874,195	USD	9,489	6/13/13	50,473
BNP Paribas SA	CAD	3,747	USD	3,790	3/15/13	157,734
BNP Paribas SA	EUR	50,490	USD	66,154	4/10/13	219,455
Brown Brothers Harriman & Co.	EUR	14,919	USD	19,300	3/15/13	(179,213)
Citibank, NA	CAD	2,796	USD	2,825	3/15/13	114,386
Citibank, NA	JPY	862,016	USD	9,197	3/15/13	(103,862)
Citibank, NA	JPY	671,201	USD	7,166	6/13/13	(80,838)
Deutsche Bank AG London	CAD	4,728	USD	4,769	3/15/13	185,779
Deutsche Bank AG London	GBP	4,520	USD	7,293	3/15/13	436,312
Deutsche Bank AG London	USD	3,480	SGD	4,305	6/13/13	(3,480)
Goldman Sachs Capital Markets LP	EUR	6,696	USD	8,870	3/15/13	127,744
HSBC Bank USA	NOK	11,550	USD	2,029	3/15/13	18,028
HSBC Bank USA	USD	3,559	JPY	309,916	3/15/13	(215,480)
HSBC Bank USA	USD	709	SGD	866	3/15/13	(9,840)
JPMorgan Chase Bank, NA	EUR	2,604	USD	3,369	3/15/13	(30,864)
JPMorgan Chase Bank, NA	USD	461	ZAR	4,054	3/15/13	(12,080)
Royal Bank of Canada	CAD	7,559	USD	7,638	3/15/13	310,347
Standard Chartered Bank	USD	1,278	CHF	1,191	3/15/13	(7,031)
Standard Chartered Bank	USD	7,750	HKD	60,070	3/15/13	(3,826)
Standard Chartered Bank	USD	651	JPY	53,194	3/15/13	(77,254)
State Street Bank & Trust Co.	BRL	16,333	USD	8,188	3/04/13	(63,292)
State Street Bank & Trust Co.	USD	8,287	BRL	16,333	3/04/13	(35,166)
State Street Bank & Trust Co.	AUD	2,430	USD	2,547	3/15/13	66,961
State Street Bank & Trust Co.	RUB	81,007	USD	2,577	3/15/13	(62,723)
State Street Bank & Trust Co.	THB	167,945	USD	5,543	3/15/13	(98,401)

172	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	1,989	CHF	1,822	3/15/13	$ (45,248)
State Street Bank & Trust Co.	USD	38,081	CNY	238,306	3/15/13	104,195
State Street Bank & Trust Co.	USD	4,717	GBP	2,941	3/15/13	(255,756)
State Street Bank & Trust Co.	USD	2,114	IDR	20,453,303	3/15/13	2,205
State Street Bank & Trust Co.	USD	331	MXN	4,272	3/15/13	3,175
State Street Bank & Trust Co.	USD	616	MYR	1,893	3/15/13	(3,914)
State Street Bank & Trust Co.	USD	82	SEK	551	3/15/13	3,045
State Street Bank & Trust Co.	BRL	16,333	USD	8,231	5/03/13	37,325
UBS AG	USD	15,679	AUD	14,916	3/15/13	(455,475)
Westpac Banking Corp.	AUD	5,098	USD	5,313	3/15/13	109,944
Westpac Banking Corp.	USD	3,858	AUD	3,670	3/15/13	(112,030)

						$1,225,409

PUT OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
S&P 500 Index (i)	580	$1,350.00	April 2013	$404,238	$(229,100)

INFLATION (CPI) SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$1,500	3/27/18	2.450%	CPI	#	$(10,541)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$6,040	3/30/22	2.263%	3 Month LIBOR	$(285,719)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	173

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

TOTAL RETURN SWAP CONTRACTS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	10,178	0.15%	$3,016	3/15/13	Credit Suisse International	$(61,151)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	270,000	0.15%	80,015	3/15/13	Credit Suisse International	(1,622,193)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	301,244	0.15%	89,274	3/15/13	Credit Suisse International	(1,809,911)
Receive	Dow Jones-UBS Commodity ex-Precious Metals Index	172,642	0.11%	23,292	3/15/13	Deutsche Bank AG	(408,140)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	17,935	0.16%	5,315	3/15/13	JPMorgan Chase Bank, NA	(107,778)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	212,940	0.16%	63,105	3/15/13	JPMorgan Chase Bank, NA	(1,279,298)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	219,023	0.16%	64,908	3/15/13	JPMorgan Chase Bank, NA	(1,316,187)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	274,406	0.16%	81,321	3/15/13	JPMorgan Chase Bank, NA	(1,649,003)

							$(8,253,661)

174	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the aggregate market value of these securities amounted to $2,312,732 or 0.2% of net assets.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $3,924,372.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $ 36,811,872.

(h)	One contract relates to 1 share.

(i)	One contract relates to 100 shares.

(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	175

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 40.9%
Financials – 7.6%
Capital Markets – 0.8%
3i Group PLC	22,408	$108,580
Aberdeen Asset Management PLC	21,155	137,624
Ameriprise Financial, Inc.	5,800	398,054
Bank of New York Mellon Corp. (The)	32,500	882,050
BlackRock, Inc. Class A	3,540	848,715
Charles Schwab Corp. (The)	30,100	488,824
Credit Suisse Group AG(a)	30,770	820,259
Daiwa Securities Group, Inc.	40,000	247,195
Deutsche Bank AG (REG)	22,855	1,043,436
E*Trade Financial Corp.(a)	7,000	74,970
Franklin Resources, Inc.	3,800	536,750
Goldman Sachs Group, Inc. (The)	12,400	1,857,024
Hargreaves Lansdown PLC	5,819	76,331
ICAP PLC	12,443	62,633
Invesco Ltd.	12,200	326,838
Investec PLC	13,241	95,997
Julius Baer Group Ltd.(a)	5,317	200,628
Legg Mason, Inc.	3,300	94,050
Macquarie Group Ltd.	7,926	304,493
Mediobanca SpA	12,704	76,809
Morgan Stanley	38,000	856,900
Nomura Holdings, Inc.	89,000	510,585
Northern Trust Corp.	6,000	319,020
Partners Group Holding AG	426	98,352
Ratos AB	4,711	48,261
SBI Holdings, Inc./Japan	5,508	43,761
Schroders PLC	2,779	83,720
State Street Corp.	13,200	746,988
T Rowe Price Group, Inc.	7,000	498,330
UBS AG(a)	89,535	1,414,680

		13,301,857

Commercial Banks – 2.8%
Aozora Bank Ltd.	14,000	42,404
Australia & New Zealand Banking Group Ltd.	66,639	1,948,805
Banca Monte dei Paschi di Siena SpA(a)	139,084	38,021
Banco Bilbao Vizcaya Argentaria SA	133,690	1,295,097
Banco de Sabadell SA(a)(b)	67,219	145,966
Banco Espirito Santo SA(a)	44,620	53,330
Banco Popolare SC(a)	40,005	67,007
Banco Popular Espanol SA(a)	130,606	112,889
Banco Santander SA	253,234	1,917,451
Bank Hapoalim BM(a)	24,757	109,568
Bank Leumi Le-Israel BM(a)	29,314	104,222
Bank of East Asia Ltd.	33,400	135,508

176	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Bank of Kyoto Ltd. (The)	8,000	$69,909
Bank of Yokohama Ltd. (The)	29,000	149,163
Bankia SA(a)(b)	18,796	7,949
Banque Cantonale Vaudoise(a)	74	42,138
Barclays PLC	284,478	1,319,954
BB&T Corp.	19,200	582,912
Bendigo and Adelaide Bank Ltd.	9,752	98,674
BNP Paribas SA	24,609	1,376,483
BOC Hong Kong Holdings Ltd.	90,500	304,250
CaixaBank	18,761	76,799
Chiba Bank Ltd. (The)	18,000	114,726
Chugoku Bank Ltd. (The)	4,000	58,626
Comerica, Inc.	5,300	182,214
Commerzbank AG(a)	92,969	170,634
Commonwealth Bank of Australia	39,065	2,677,736
Credit Agricole SA(a)	24,569	229,228
Danske Bank A/S(a)	16,037	298,324
DBS Group Holdings Ltd.	45,000	547,215
DnB ASA	24,029	357,134
Erste Group Bank AG(a)	5,336	171,277
Fifth Third Bancorp	25,300	400,752
First Horizon National Corp.	6,800	72,284
Fukuoka Financial Group, Inc.	18,000	81,781
Gunma Bank Ltd. (The)	9,000	48,907
Hachijuni Bank Ltd. (The)	10,000	53,499
Hang Seng Bank Ltd.	18,800	302,581
Hiroshima Bank Ltd. (The)	12,000	50,364
HSBC Holdings PLC	449,269	4,975,953
Huntington Bancshares, Inc./OH	23,600	165,908
Intesa Sanpaolo SpA	244,816	394,176
Intesa Sanpaolo SpA – RSP	19,298	26,537
Iyo Bank Ltd. (The)	6,000	51,137
Joyo Bank Ltd. (The)	15,000	74,907
KBC Groep NV	3,961	146,303
KeyCorp	25,900	243,201
Lloyds Banking Group PLC(a)	1,030,964	847,457
M&T Bank Corp.(b)	3,300	336,897
Mitsubishi UFJ Financial Group, Inc.	312,600	1,732,562
Mizrahi Tefahot Bank Ltd.(a)	3,047	31,960
Mizuho Financial Group, Inc.	560,600	1,232,995
National Australia Bank Ltd.	55,773	1,716,411
Natixis	21,180	87,640
Nishi-Nippon City Bank Ltd. (The)	16,000	41,914
Nordea Bank AB	64,727	746,712
Oversea-Chinese Banking Corp., Ltd.	63,000	512,392
PNC Financial Services Group, Inc.	14,600	910,894
Raiffeisen Bank International AG	1,202	45,310

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	177

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Regions Financial Corp.	38,900	$297,585
Resona Holdings, Inc.	46,200	211,717
Royal Bank of Scotland Group PLC(a)	51,251	251,056
Seven Bank Ltd.	13,149	34,595
Shinsei Bank Ltd.	37,000	81,404
Shizuoka Bank Ltd. (The)	13,000	129,205
Skandinaviska Enskilda Banken AB	34,682	360,198
Societe Generale SA(a)	17,311	659,870
Standard Chartered PLC	58,812	1,596,428
Sumitomo Mitsui Financial Group, Inc.	33,000	1,316,999
Sumitomo Mitsui Trust Holdings, Inc.	76,000	295,014
SunTrust Banks, Inc.	14,800	408,332
Suruga Bank Ltd.	5,000	73,448
Svenska Handelsbanken AB	12,279	532,240
Swedbank AB	19,659	471,611
UniCredit SpA(a)	98,560	497,138
Unione di Banche Italiane SCPA	19,809	90,105
United Overseas Bank Ltd.(b)	31,000	476,143
US Bancorp	52,200	1,773,756
Wells Fargo & Co.	135,300	4,746,324
Westpac Banking Corp.	75,572	2,370,784
Wing Hang Bank Ltd.	4,500	49,685
Yamaguchi Financial Group, Inc.	5,000	46,724
Zions Bancorporation	5,000	120,700

		47,028,108

Consumer Finance – 0.2%
Acom Co., Ltd.(a)	980	24,255
Aeon Credit Service Co., Ltd.(b)	1,600	37,254
American Express Co.	27,200	1,690,480
Capital One Financial Corp.	15,985	815,715
Credit Saison Co., Ltd.	3,900	83,020
Discover Financial Services	14,200	547,126
SLM Corp.	12,900	244,713

		3,442,563

Diversified Financial Services – 1.0%
ASX Ltd.	4,306	160,131
Bank of America Corp.	296,802	3,333,086
Citigroup, Inc.	80,700	3,386,979
CME Group, Inc./IL – Class A	8,400	502,488
Deutsche Boerse AG	4,745	293,626
Eurazeo	734	39,876
Exor SpA	1,576	43,973
First Pacific Co., Ltd./Hong Kong	47,000	61,719
Groupe Bruxelles Lambert SA	1,984	158,356
Hong Kong Exchanges and Clearing Ltd.(b)	25,200	453,118
Industrivarden AB	2,895	51,490
ING Groep NV(a)	94,178	753,972

178	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IntercontinentalExchange, Inc.(a)	2,000	$309,640
Investment AB Kinnevik	5,057	115,132
Investor AB	11,199	327,258
JPMorgan Chase & Co.	104,600	5,117,032
Leucadia National Corp.(b)	5,400	145,260
London Stock Exchange Group PLC	4,333	87,467
McGraw-Hill Cos., Inc. (The)	7,700	358,435
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,430	66,077
Moody’s Corp.	5,300	254,718
NASDAQ OMX Group, Inc. (The)	3,200	101,312
NYSE Euronext	6,700	249,776
ORIX Corp.	2,570	286,338
Pargesa Holding SA	664	47,327
Pohjola Bank PLC	3,407	53,667
Resolution Ltd.	32,923	129,925
Singapore Exchange Ltd.	21,000	128,484
Wendel SA	808	88,843

		17,105,505

Insurance – 1.8%
ACE Ltd.	9,300	794,127
Admiral Group PLC	5,003	94,710
Aegon NV	42,259	251,553
Aflac, Inc.	12,900	644,355
Ageas	5,742	195,081
AIA Group Ltd.	265,900	1,156,746
Allianz SE	11,195	1,526,282
Allstate Corp. (The)	13,300	612,066
American International Group, Inc.(a)	40,840	1,552,328
AMP Ltd.	70,162	391,584
AON PLC	8,900	543,701
Assicurazioni Generali SpA	28,710	463,215
Assurant, Inc.	2,200	92,378
Aviva PLC	71,746	386,149
AXA SA	43,471	752,028
Baloise Holding AG	1,168	104,608
Berkshire Hathaway, Inc.(a)	50,500	5,159,080
Chubb Corp. (The)	7,300	613,419
Cincinnati Financial Corp.	4,000	180,040
CNP Assurances	3,993	59,344
Dai-ichi Life Insurance Co., Ltd. (The)	209	292,514
Delta Lloyd NV	3,409	60,083
Genworth Financial, Inc. – Class A(a)	13,500	115,290
Gjensidige Forsikring ASA	4,918	78,356
Hannover Rueckversicherung AG	1,483	115,801
Hartford Financial Services Group, Inc.	12,000	283,320
Insurance Australia Group Ltd.	50,098	290,686
Legal & General Group PLC	144,425	349,643

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	179

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lincoln National Corp.	7,600	$224,504
Loews Corp.	8,600	370,746
Mapfre SA	17,150	55,642
Marsh & McLennan Cos., Inc.	14,900	553,386
MetLife, Inc.	29,200	1,034,848
MS&AD Insurance Group Holdings	12,500	258,503
Muenchener Rueckversicherungs AG	4,410	791,057
NKSJ Holdings, Inc.	9,000	190,341
Old Mutual PLC	119,669	366,261
Principal Financial Group, Inc.	7,600	240,236
Progressive Corp. (The)	15,400	375,144
Prudential Financial, Inc.	12,800	711,296
Prudential PLC	62,742	931,264
QBE Insurance Group Ltd.(b)	29,055	395,681
RSA Insurance Group PLC	84,718	154,622
Sampo Oyj	10,305	379,960
SCOR SE	4,014	113,363
Sony Financial Holdings, Inc.	4,269	67,308
Standard Life PLC	57,007	303,803
Suncorp Group Ltd.	31,635	362,885
Swiss Life Holding AG(a)	749	122,485
Swiss Re AG	8,659	692,603
T&D Holdings, Inc.	14,200	168,258
Tokio Marine Holdings, Inc.	17,000	479,242
Torchmark Corp.	2,600	146,094
Travelers Cos., Inc. (The)	10,600	852,452
Tryg A/S	603	48,612
Unum Group	7,700	188,419
Vienna Insurance Group AG Wiener Versicherung Gruppe	944	47,729
XL Group PLC	8,400	240,576
Zurich Insurance Group AG(a)	3,623	989,166

		29,014,973

Real Estate Investment Trusts (REITs) – 0.5%
American Tower Corp.	10,900	845,840
Ascendas Real Estate Investment Trust	115,000	237,958
British Land Co. PLC	48,165	413,546
CapitaMall Trust	137,550	238,372
CFS Retail Property Trust Group	111,937	238,606
Corio NV	3,942	181,511
EPR Properties	1,460	71,233
Gecina SA	1,099	124,515
GPT Group	88,568	354,875
Hammerson PLC	39,453	295,083
ICADE	1,225	109,871
Japan Real Estate Investment Corp.	33	361,834
Klepierre	5,452	223,665

180	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Land Securities Group PLC	43,279	$543,558
Link REIT (The)	126,900	678,399
Mirvac Group	189,898	317,733
Nippon Building Fund, Inc.	35	391,403
Plum Creek Timber Co., Inc.	4,400	213,400
Unibail-Rodamco SE	5,117	1,181,112
Westfield Group	124,067	1,417,780
Westfield Retail Trust	164,377	533,345

		8,973,639

Real Estate Management & Development – 0.5%
Aeon Mall Co., Ltd.	4,620	114,587
CapitaLand Ltd.	160,050	502,805
CapitaMalls Asia Ltd.	78,446	131,326
CBRE Group, Inc.(a)	8,300	200,611
City Developments Ltd.	33,200	298,291
Daito Trust Construction Co., Ltd.	1,800	161,070
Daiwa House Industry Co., Ltd.	13,000	238,936
Henderson Land Development Co., Ltd.	60,400	422,516
Hulic Co., Ltd.	5,895	44,221
IMMOFINANZ AG(a)	22,877	95,551
Keppel Land Ltd.	41,450	138,783
Kerry Properties Ltd.	39,400	201,836
Mitsui Fudosan Co., Ltd.	48,090	1,223,210
Nomura Real Estate Holdings, Inc.	4,780	85,725
NTT Urban Development Corp.	70	71,201
Sino Land Co., Ltd.	162,360	294,993
Sumitomo Realty & Development Co., Ltd.	23,590	797,519
Sun Hung Kai Properties Ltd.	100,100	1,546,468
Wharf Holdings Ltd.	84,350	738,332

		7,307,981

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	13,000	110,760
People’s United Financial, Inc.	9,600	125,760

		236,520

		126,411,146

Information Technology – 4.8%
Communications Equipment – 0.5%
Cisco Systems, Inc.	145,700	3,037,845
F5 Networks, Inc.(a)	2,200	207,746
Harris Corp.	3,100	149,017
JDS Uniphase Corp.(a)	6,300	89,208
Juniper Networks, Inc.(a)	14,500	299,860
Motorola Solutions, Inc.	7,900	491,459
Nokia Oyj(b)	90,560	329,083
QUALCOMM, Inc.	46,900	3,078,047
Telefonaktiebolaget LM Ericsson – Class B	74,668	907,708

		8,589,973

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	181

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 1.0%
Apple, Inc.(c)	25,860	$11,414,604
Dell, Inc.	40,100	559,395
EMC Corp./MA(a)	57,800	1,329,978
Fujitsu Ltd.	45,000	206,691
Gemalto NV	1,948	177,015
Hewlett-Packard Co.	54,100	1,089,574
NEC Corp.(a)	63,000	155,742
NetApp, Inc.(a)	10,000	338,300
SanDisk Corp.(a)	6,600	332,574
Seagate Technology PLC	9,680	311,309
Toshiba Corp.	98,000	451,027
Western Digital Corp.	6,100	287,676

		16,653,885

Electronic Equipment, Instruments & Components – 0.3%
Amphenol Corp. – Class A	4,400	311,784
Citizen Holdings Co., Ltd.	6,400	34,721
Corning, Inc.	41,000	517,010
FLIR Systems, Inc.	4,100	107,994
Fujifilm Holdings Corp.	11,400	218,849
Hamamatsu Photonics KK	1,800	71,421
Hexagon AB	5,822	165,357
Hirose Electric Co., Ltd.	800	96,615
Hitachi High-Technologies Corp.	1,600	33,043
Hitachi Ltd.	113,000	633,361
Hoya Corp.	10,700	204,875
Ibiden Co., Ltd.	3,000	46,968
Jabil Circuit, Inc.	5,100	95,523
Keyence Corp.	1,200	337,842
Kyocera Corp.	3,800	330,560
Molex, Inc.	3,700	102,527
Murata Manufacturing Co., Ltd.	5,000	322,019
Nippon Electric Glass Co., Ltd.	9,000	44,200
Omron Corp.	5,000	121,105
Shimadzu Corp.	6,000	37,975
TDK Corp.(b)	3,100	106,886
TE Connectivity Ltd.	11,700	469,521
Yaskawa Electric Corp.	5,000	45,020
Yokogawa Electric Corp.	4,900	49,180

		4,504,356

Internet Software & Services – 0.5%
Akamai Technologies, Inc.(a)	4,900	181,104
Dena Co., Ltd.(b)	2,590	72,626
eBay, Inc.(a)	31,900	1,744,292
Google, Inc. – Class A(a)	7,350	5,888,820
United Internet AG	2,379	55,995

182	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

VeriSign, Inc.(a)	4,300	$196,940
Yahoo! Japan Corp.	357	150,880
Yahoo!, Inc.(a)	28,700	611,597

		8,902,254

IT Services – 0.9%
Accenture PLC	17,500	1,301,300
Amadeus IT Holding SA	7,704	196,694
AtoS	1,407	104,255
Automatic Data Processing, Inc.	13,300	816,088
Cap Gemini SA	3,639	178,520
Cognizant Technology Solutions Corp. – Class A(a)	8,200	629,514
Computer Sciences Corp.	4,200	201,726
Computershare Ltd.	10,930	113,440
Fidelity National Information Services, Inc.	6,800	256,020
Fiserv, Inc.(a)	3,700	303,807
International Business Machines Corp.	29,600	5,944,568
Itochu Techno-Solutions Corp.	700	30,549
Mastercard, Inc. – Class A	2,980	1,543,104
Nomura Research Institute Ltd.	2,500	56,712
NTT Data Corp.	31	98,450
Otsuka Corp.	400	40,576
Paychex, Inc.	8,800	291,280
SAIC, Inc.	7,800	92,196
Teradata Corp.(a)	4,700	272,882
Total System Services, Inc.	4,400	104,544
Visa, Inc. – Class A	14,400	2,284,416
Western Union Co. (The) – Class W	16,500	231,495

		15,092,136

Office Electronics – 0.1%
Brother Industries Ltd.	5,800	60,640
Canon, Inc.	27,900	1,009,683
Konica Minolta Holdings, Inc.	11,500	87,915
Ricoh Co., Ltd.	16,000	171,679
Xerox Corp.	36,000	291,960

		1,621,877

Semiconductors & Semiconductor Equipment – 0.6%
Advanced Micro Devices, Inc.(a)(b)	16,500	41,085
Advantest Corp.	3,700	53,111
Altera Corp.	8,800	311,696
Analog Devices, Inc.	8,200	370,804
Applied Materials, Inc.	34,000	465,800
ARM Holdings PLC	33,857	490,164
ASM Pacific Technology Ltd.(b)	4,900	64,732
ASML Holding NV	7,726	548,362

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	183

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Broadcom Corp. – Class A	14,100	$480,951
Infineon Technologies AG(b)	26,721	227,979
Intel Corp.	137,800	2,873,130
KLA-Tencor Corp.	4,600	251,896
Lam Research Corp.(a)	4,988	210,992
Linear Technology Corp.	6,300	240,912
LSI Corp.(a)	15,300	106,488
Mellanox Technologies Ltd.(a)	879	45,317
Microchip Technology, Inc.	5,300	193,291
Micron Technology, Inc.(a)	28,000	234,920
NVIDIA Corp.	17,000	215,220
Rohm Co., Ltd.	2,400	85,138
STMicroelectronics NV	15,672	124,793
Sumco Corp.(a)	2,800	27,999
Teradyne, Inc.(a)	5,100	85,476
Texas Instruments, Inc.	31,300	1,075,781
Tokyo Electron Ltd.	4,200	194,936
Xilinx, Inc.	7,200	268,344

		9,289,317

Software – 0.9%
Adobe Systems, Inc.(a)	13,500	530,550
Autodesk, Inc.(a)	6,200	227,664
BMC Software, Inc.(a)	4,000	160,280
CA, Inc.	9,400	230,206
Citrix Systems, Inc.(a)	5,200	368,680
Dassault Systemes SA	1,567	177,513
Electronic Arts, Inc.(a)	8,700	152,511
Intuit, Inc.	7,600	490,048
Konami Corp.	2,500	48,570
Microsoft Corp.	207,800	5,776,840
Nexon Co., Ltd.	2,659	24,072
NICE Systems Ltd.(a)	1,458	51,393
Nintendo Co., Ltd.	2,700	261,192
Oracle Corp.	104,900	3,593,874
Oracle Corp. Japan	1,000	42,057
Red Hat, Inc.(a)	5,300	269,293
Sage Group PLC (The)	30,171	155,447
Salesforce.com, Inc.(a)	3,600	609,192
SAP AG	22,647	1,768,510
Square Enix Holdings Co., Ltd.(b)	1,600	18,374
Symantec Corp.(a)	19,300	452,392
Trend Micro, Inc./Japan	2,600	73,541

		15,482,199

		80,135,997

184	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 4.5%
Aerospace & Defense – 0.7%
BAE Systems PLC	78,921	$423,978
Boeing Co. (The)	18,600	1,430,340
Cobham PLC	25,045	87,686
European Aeronautic Defence and Space Co. NV	10,138	516,791
Finmeccanica SpA(a)	9,951	48,696
General Dynamics Corp.	9,100	618,527
Honeywell International, Inc.	21,500	1,507,150
L-3 Communications Holdings, Inc.	2,700	205,929
Lockheed Martin Corp.	7,400	651,200
Meggitt PLC	19,234	132,194
Northrop Grumman Corp.	6,800	446,624
Precision Castparts Corp.	4,000	746,360
Raytheon Co.	9,100	496,587
Rockwell Collins, Inc.	3,900	234,429
Rolls-Royce Holdings PLC(a)	46,035	716,131
Safran SA	5,640	257,750
Singapore Technologies Engineering Ltd.	37,000	126,704
Textron, Inc.	7,700	222,145
Thales SA	2,239	78,690
United Technologies Corp.	23,100	2,091,705
Zodiac Aerospace	839	94,218

		11,133,834

Air Freight & Logistics – 0.2%
CH Robinson Worldwide, Inc.	4,400	250,888
Deutsche Post AG	22,248	498,043
Expeditors International of Washington, Inc.	5,800	225,330
FedEx Corp.	8,100	853,983
Kuehne & Nagel International AG	1,328	152,216
TNT Express NV	8,015	60,598
Toll Holdings Ltd.	16,083	101,133
United Parcel Service, Inc. – Class B	19,800	1,636,470
Yamato Holdings Co., Ltd.	9,200	153,882

		3,932,543

Airlines – 0.1%
All Nippon Airways Co., Ltd.	28,000	57,380
Cathay Pacific Airways Ltd.	28,000	52,342
Deutsche Lufthansa AG (REG)	5,630	113,349
International Consolidated Airlines Group SA(a)	20,991	75,936
Japan Airlines Co., Ltd.(a)	1,469	69,692
Qantas Airways Ltd.(a)	23,671	39,603
Singapore Airlines Ltd.	13,000	114,222
Southwest Airlines Co.	20,400	238,680

		761,204

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	185

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.1%
Asahi Glass Co., Ltd.	25,000	$169,453
Assa Abloy AB	8,292	327,766
Cie de St-Gobain	9,825	390,378
Daikin Industries Ltd.	5,800	215,180
Geberit AG(a)	905	218,404
LIXIL Group Corp.	6,600	135,265
Masco Corp.	9,800	188,748
TOTO Ltd.	7,000	63,295

		1,708,489

Commercial Services & Supplies – 0.2%
ADT Corp. (The)	6,350	304,102
Aggreko PLC	6,595	169,057
Avery Dennison Corp.	2,700	110,295
Babcock International Group PLC	8,831	143,564
Brambles Ltd.	38,220	341,020
Cintas Corp.	2,900	127,310
Dai Nippon Printing Co., Ltd.	14,000	123,043
Edenred	4,166	143,914
G4S PLC	33,439	147,029
Park24 Co., Ltd.	2,400	43,860
Pitney Bowes, Inc.(b)	5,500	72,050
Republic Services, Inc. – Class A	8,200	257,808
Secom Co., Ltd.	5,200	266,951
Securitas AB	7,699	71,511
Serco Group PLC	12,250	105,804
Societe BIC SA	704	82,061
Stericycle, Inc.(a)	2,400	230,208
Toppan Printing Co., Ltd.	13,000	87,461
Tyco International Ltd.	12,700	406,527
Waste Management, Inc.	12,000	447,840

		3,681,415

Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	3,482	82,606
Balfour Beatty PLC	15,687	67,751
Bouygues SA	4,645	130,912
Chiyoda Corp.	4,000	49,949
Ferrovial SA	9,920	155,270
Fluor Corp.	4,600	284,740
Hochtief AG(a)	757	50,786
Jacobs Engineering Group, Inc.(a)	3,500	170,940
JGC Corp.	5,000	137,988
Kajima Corp.	20,000	59,156
Kinden Corp.	3,000	19,921
Koninklijke Boskalis Westminster NV	1,899	81,167
Leighton Holdings Ltd.(b)	3,730	89,440

186	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Obayashi Corp.	15,000	$77,266
Quanta Services, Inc.(a)	5,800	164,720
Shimizu Corp.	14,000	45,031
Skanska AB	9,342	165,452
Taisei Corp.	25,000	73,891
Vinci SA	11,313	521,514

		2,428,500

Electrical Equipment – 0.4%
ABB Ltd. (REG)(a)	54,069	1,230,099
Alstom SA	5,069	222,796
Eaton Corp. PLC	12,709	787,577
Emerson Electric Co.	20,000	1,134,000
First Solar, Inc.(a)(b)	1,600	41,360
Fuji Electric Co., Ltd.	13,000	37,123
Furukawa Electric Co., Ltd.(a)	15,000	33,928
GS Yuasa Corp.(b)	8,000	34,661
Legrand SA	5,829	267,124
Mabuchi Motor Co., Ltd.	600	29,482
Mitsubishi Electric Corp.	47,000	382,258
Nidec Corp.(b)	2,700	158,849
Prysmian SpA	5,009	108,716
Rockwell Automation, Inc.	3,900	352,326
Roper Industries, Inc.	2,700	336,447
Schneider Electric SA	12,895	987,665
Sumitomo Electric Industries Ltd.	18,500	215,376
Ushio, Inc.	2,600	28,537

		6,388,324

Industrial Conglomerates – 0.8%
3M Co.	17,500	1,820,000
Danaher Corp.	16,100	991,760
Fraser and Neave Ltd.(d)(e)	23,000	175,323
General Electric Co.	290,800	6,752,376
Hutchison Whampoa Ltd.	52,000	559,694
Keppel Corp., Ltd.	35,000	327,946
Koninklijke Philips Electronics NV	25,559	722,077
NWS Holdings Ltd.	35,000	66,675
Orkla ASA	18,975	155,332
SembCorp Industries Ltd.	24,000	102,171
Siemens AG	20,231	2,099,795
Smiths Group PLC	9,655	184,118

		13,957,267

Industrial Warehouse Distribution – 0.1%
DCT Industrial Trust, Inc.(b)	8,260	59,968
EastGroup Properties, Inc.	930	52,833
First Industrial Realty Trust, Inc.(a)	3,050	48,403
Global Logistic Properties Ltd.	119,815	245,735

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	187

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hansteen Holdings PLC	19,813	$24,777
Hopewell Holdings Ltd.	13,500	59,286
Industrial & Infrastructure Fund Investment Corp.	4	35,896
Mapletree Industrial Trust	37,812	42,746
Mapletree Logistics Trust	56,355	55,475
ProLogis, Inc.	26,835	1,044,955
Segro PLC	39,921	154,540
STAG Industrial, Inc.	1,300	27,573
Warehouses De Pauw SCA	340	22,079

		1,874,266

Machinery – 0.9%
Alfa Laval AB	8,251	191,391
Amada Co., Ltd.	8,000	52,146
Andritz AG	1,790	126,217
Atlas Copco AB	9,595	247,454
Atlas Copco AB – Class A	16,511	478,582
Caterpillar, Inc.	18,000	1,662,660
Cummins, Inc.	4,900	567,763
Deere & Co.	10,800	948,564
Dover Corp.	5,000	366,750
FANUC Corp.	4,700	724,730
Fiat Industrial SpA	21,042	255,056
Flowserve Corp.	1,400	224,700
GEA Group AG	4,293	152,442
Hino Motors Ltd.	6,000	63,380
Hitachi Construction Machinery Co., Ltd.	2,700	61,982
IHI Corp.	32,000	89,743
Illinois Tool Works, Inc.	11,900	731,850
IMI PLC	7,895	145,969
Ingersoll-Rand PLC	7,900	415,935
Invensys PLC	19,984	108,205
Japan Steel Works Ltd. (The)	7,000	40,898
Joy Global, Inc.	2,900	183,686
JTEKT Corp.	5,500	54,834
Kawasaki Heavy Industries Ltd.	34,000	108,114
Komatsu Ltd.	22,900	576,674
Kone Oyj(b)	3,828	308,846
Kubota Corp.	27,000	325,644
Kurita Water Industries Ltd.	2,800	55,900
Makita Corp.	2,800	126,774
MAN SE	1,040	119,343
Melrose Industries PLC	28,170	110,274
Metso Oyj	3,142	134,359
Mitsubishi Heavy Industries Ltd.	74,000	410,417
Nabtesco Corp.	3,000	55,316
NGK Insulators Ltd.	7,000	75,410

188	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

NSK Ltd.	11,000	$85,817
PACCAR, Inc.	9,700	460,071
Pall Corp.	3,200	218,176
Parker Hannifin Corp.	4,100	387,368
Pentair Ltd.	5,784	308,114
Sandvik AB	24,674	399,380
Scania AB	7,868	163,215
Schindler Holding AG	1,195	184,806
Schindler Holding AG (REG)	529	79,470
SembCorp Marine Ltd.(b)	20,000	72,142
SKF AB	9,638	236,400
SMC Corp./Japan	1,400	242,674
Snap-On, Inc.	1,600	128,432
Stanley Black & Decker, Inc.	4,600	362,020
Sulzer AG	590	102,869
Sumitomo Heavy Industries Ltd.	13,000	57,351
THK Co., Ltd.	3,000	55,899
Vallourec SA	2,538	134,865
Volvo AB – Class B	34,219	511,606
Wartsila Oyj Abp(b)	4,122	189,862
Weir Group PLC (The)	5,225	185,337
Xylem, Inc./NY	5,100	140,250
Yangzijiang Shipbuilding Holdings Ltd.(b)	40,600	31,518
Zardoya Otis SA	3,789	53,424

		15,093,074

Marine – 0.0%
AP Moeller – Maersk A/S	33	263,423
AP Moeller – Maersk A/S – Class A	14	107,569
Mitsui OSK Lines Ltd.	26,000	90,945
Nippon Yusen KK	39,000	97,882
Orient Overseas International Ltd.	5,500	38,650

		598,469

Mixed Office Industrial – 0.0%
Goodman Group	87,808	416,517

Professional Services – 0.1%
Adecco SA(a)	3,258	184,850
ALS Ltd/Queensland	8,299	98,972
Bureau Veritas SA	1,359	174,997
Capita PLC	16,078	200,442
Dun & Bradstreet Corp. (The)(b)	1,200	96,720
Equifax, Inc.	3,300	181,896
Experian PLC	24,809	410,440
Intertek Group PLC	3,953	199,761
Randstad Holding NV	2,962	125,628
Robert Half International, Inc.	3,900	138,645
SGS SA	135	342,375

		2,154,726

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	189

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 0.4%
Asciano Ltd.	22,875	$129,872
Aurizon Holdings Ltd.	41,996	172,482
Central Japan Railway Co.	3,538	343,820
ComfortDelGro Corp. Ltd.	46,000	71,194
CSX Corp.	28,600	656,084
DSV A/S	4,672	114,643
East Japan Railway Co.	8,400	619,546
Hankyu Hanshin Holdings, Inc.	28,000	153,608
Keikyu Corp.	11,000	97,157
Keio Corp.	14,000	111,876

Keisei Electric Railway Co., Ltd.	7,000	66,839
Kintetsu Corp.(b)	39,000	163,998
MTR Corp., Ltd	35,000	144,731
Nippon Express Co., Ltd.	20,000	87,845
Norfolk Southern Corp.	8,800	642,840
Odakyu Electric Railway Co., Ltd.	15,000	158,245
Ryder System, Inc.	1,400	78,680
Tobu Railway Co., Ltd.	25,000	137,236
Tokyu Corp.	28,000	167,670
Union Pacific Corp.	13,100	1,796,141
West Japan Railway Co.	4,171	184,219

		6,098,726

Trading Companies & Distributors – 0.3%
Brenntag AG	1,266	180,108
Bunzl PLC	8,145	155,454
Fastenal Co.	7,400	382,062
ITOCHU Corp.	37,000	426,932
Marubeni Corp.	40,000	291,754
Mitsubishi Corp.	34,500	683,465
Mitsui & Co., Ltd.	42,700	632,110
Noble Group Ltd.	95,000	90,505
Rexel SA	2,644	61,196
Sojitz Corp.	30,700	47,024
Sumitomo Corp.	27,600	337,056
Toyota Tsusho Corp.	5,200	132,534
Wolseley PLC	6,712	315,216
WW Grainger, Inc.	1,700	384,982

		4,120,398

Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA	9,015	158,089
Aeroports de Paris	730	61,580
Atlantia SpA	8,137	140,421
Auckland International Airport Ltd.	20,500	47,993
Fraport AG Frankfurt Airport Services Worldwide	904	53,621
Groupe Eurotunnel SA	13,783	116,442

190	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hutchison Port Holdings Trust	122,000	$98,652
Kamigumi Co., Ltd.	6,000	51,952
Koninklijke Vopak NV	1,729	124,213
Mitsubishi Logistics Corp.	3,000	48,786
Sydney Airport	4,566	14,761
Transurban Group	32,272	202,572

		1,119,082

		75,466,834

Consumer Staples – 4.4%
Beverages – 1.0%
Anheuser-Busch InBev NV	19,746	1,850,493
Asahi Group Holdings Ltd.	9,500	239,854
Beam, Inc.	4,400	268,532
Brown-Forman Corp. – Class B	4,150	272,323
Carlsberg A/S	2,630	270,287
Coca Cola Hellenic Bottling Co. SA(a)	4,957	135,202
Coca-Cola Amatil Ltd.	14,040	207,630
Coca-Cola Co. (The)	106,600	4,127,552
Coca-Cola Enterprises, Inc.	7,600	271,928
Coca-Cola West Co., Ltd.	1,500	25,681

Constellation Brands, Inc. – Class A(a)	4,000	176,960
Crimson Wine Group Ltd.(a)	540	4,347
Diageo PLC	61,601	1,847,178
Dr Pepper Snapple Group, Inc.	5,800	252,996
Heineken Holding NV	2,479	155,180
Heineken NV	5,665	422,145
Kirin Holdings Co., Ltd.	21,000	304,962
Molson Coors Brewing Co. – Class B	4,300	190,103
Monster Beverage Corp.(a)	4,210	212,310
PepsiCo, Inc.	42,900	3,250,533
Pernod-Ricard SA	5,207	674,376
Remy Cointreau SA	549	69,381
SABMiller PLC	23,494	1,165,585
Treasury Wine Estates Ltd.	15,880	85,746

		16,481,284

Food & Staples Retailing – 0.9%
Aeon Co., Ltd.(b)	14,700	165,295
Carrefour SA	14,791	402,284
Casino Guichard Perrachon SA	1,416	142,128
Colruyt SA	1,865	91,770
Costco Wholesale Corp.	11,900	1,205,351
CVS Caremark Corp.	35,000	1,789,200
Delhaize Group SA	2,505	121,070
Distribuidora Internacional de Alimentacion SA	15,033	117,290
FamilyMart Co., Ltd.	1,500	63,230
J Sainsbury PLC	30,110	157,563

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	191

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Jeronimo Martins SGPS SA	5,416	$107,949
Kesko Oyj	1,563	48,730
Koninklijke Ahold NV	24,730	354,873
Kroger Co. (The)	15,000	438,150
Lawson, Inc.(b)	1,500	111,566
Metcash Ltd.(b)	21,249	88,417
Metro AG	3,188	98,402
Olam International Ltd.	38,000	50,761
Safeway, Inc.(b)	6,500	155,090
Seven & I Holdings Co., Ltd.(b)	18,500	539,979
Sysco Corp.	16,100	517,776
Tesco PLC	196,723	1,101,301
Wal-Mart Stores, Inc.	46,300	3,277,114
Walgreen Co.	23,600	966,184
Wesfarmers Ltd.	24,748	1,035,622
Whole Foods Market, Inc.	4,700	402,414
WM Morrison Supermarkets PLC	56,330	221,476
Woolworths Ltd.	30,259	1,079,736

		14,850,721

Food Products – 1.1%
Ajinomoto Co., Inc.	16,000	212,138
Archer-Daniels-Midland Co.	18,100	576,666
Aryzta AG(a)	2,145	123,036
Associated British Foods PLC	8,760	245,803
Barry Callebaut AG(a)	49	47,713
Calbee, Inc.(b)	401	34,166
Campbell Soup Co.	4,900	201,684
ConAgra Foods, Inc.	11,100	378,621
Danone SA	14,233	985,983

DE Master Blenders 1753 NV(a)	14,546	175,301
Dean Foods Co.(a)	5,000	83,000
General Mills, Inc.	17,800	823,250
Golden Agri-Resources Ltd.	173,000	90,503
Hershey Co. (The)	4,200	350,028
HJ Heinz Co.	8,800	637,384
Hormel Foods Corp.	3,600	134,676
JM Smucker Co. (The)	3,000	285,900
Kellogg Co.	6,800	411,400
Kerry Group PLC	3,671	205,893
Kikkoman Corp.	4,000	62,221
Kraft Foods Group, Inc.	16,300	790,061
Lindt & Spruengli AG(a)	22	79,312
Lindt & Spruengli AG (REG)(a)	3	128,033
McCormick & Co., Inc./MD	3,700	248,899
Mead Johnson Nutrition Co.	5,600	419,496
MEIJI Holdings Co., Ltd.	1,500	64,544
Mondelez International, Inc.	48,900	1,352,085

192	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nestle SA	79,122	$5,523,547
Nippon Meat Packers, Inc.	4,000	62,535
Nisshin Seifun Group, Inc.	4,500	59,057
Nissin Foods Holdings Co., Ltd.	1,500	59,605
Suedzucker AG	2,002	87,582
Tate & Lyle PLC	11,456	140,953
Toyo Suisan Kaisha Ltd.	3,000	87,871
Tyson Foods, Inc. – Class A	7,900	179,093
Unilever NV	40,054	1,553,349
Unilever PLC	31,558	1,256,751
Wilmar International Ltd.	47,000	134,322
Yakult Honsha Co., Ltd.(b)	2,400	89,199
Yamazaki Baking Co., Ltd.	3,000	37,879

		18,419,539

Household Products – 0.6%
Clorox Co. (The)	3,600	302,436
Colgate-Palmolive Co.	12,300	1,407,489
Henkel AG & Co. KGaA	3,194	235,976
Henkel AG & Co. KGaA (Preference Shares)	4,381	385,344
Kimberly-Clark Corp.	10,900	1,027,652
Procter & Gamble Co. (The)	75,900	5,782,062
Reckitt Benckiser Group PLC	15,998	1,072,809
Svenska Cellulosa AB – Class B	14,235	347,376
Unicharm Corp.(b)	2,800	162,292

		10,723,436

Personal Products – 0.1%
Avon Products, Inc.	11,900	232,645
Beiersdorf AG	2,478	215,670
Estee Lauder Cos., Inc. (The) – Class A	6,600	423,060
Kao Corp.	12,900	412,799
L’Oreal SA	5,930	884,626
Shiseido Co., Ltd.	8,800	116,682

		2,285,482

Tobacco – 0.7%
Altria Group, Inc.	56,000	1,878,800
British American Tobacco PLC	47,682	2,480,578
Imperial Tobacco Group PLC	24,332	880,790

Japan Tobacco, Inc.	22,082	697,219
Lorillard, Inc.	10,800	416,232
Philip Morris International, Inc.	46,500	4,266,375
Reynolds American, Inc.	9,000	393,120
Swedish Match AB	5,065	165,708

		11,178,822

		73,939,284

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	193

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 4.4%
Biotechnology – 0.5%
Actelion Ltd.(a)	2,727	$140,356
Alexion Pharmaceuticals, Inc.(a)	5,340	463,192
Amgen, Inc.	21,200	1,937,892
Biogen Idec, Inc.(a)	6,500	1,081,210
Celgene Corp.(a)	11,900	1,227,842
CSL Ltd.	12,405	760,193
Elan Corp. PLC(a)	12,367	139,081
Gilead Sciences, Inc.(a)	41,600	1,776,736
Grifols SA(a)	3,667	130,446

		7,656,948

Health Care Equipment & Supplies – 0.6%
Abbott Laboratories	43,200	1,459,728
Baxter International, Inc.	15,100	1,020,760
Becton Dickinson and Co.	5,500	484,330
Boston Scientific Corp.(a)	39,000	288,210
CareFusion Corp.(a)	6,100	199,714
Cie Generale d’Optique Essilor International SA	4,995	514,184
Cochlear Ltd.	1,400	101,253
Coloplast A/S	2,800	146,032
Covidien PLC	13,200	839,124
CR Bard, Inc.	2,200	217,470
DENTSPLY International, Inc.	3,900	161,538
Edwards Lifesciences Corp.(a)	3,200	274,976
Elekta AB	9,022	135,115
Fresenius SE & Co. KGaA	3,090	379,159
Getinge AB	4,921	148,064
Intuitive Surgical, Inc.(a)	1,130	576,176
Medtronic, Inc.	28,100	1,263,376
Olympus Corp.(a)	5,300	116,244
Smith & Nephew PLC	22,047	236,166
Sonova Holding AG(a)	1,208	144,509
St Jude Medical, Inc.	8,600	352,600
Stryker Corp.	8,000	511,040
Sysmex Corp.	1,800	94,315
Terumo Corp.	3,800	166,634
Varian Medical Systems, Inc.(a)	3,000	211,890
William Demant Holding A/S(a)	646	51,657
Zimmer Holdings, Inc.	4,800	359,808

		10,454,072

Health Care Providers & Services – 0.5%
Aetna, Inc.	9,200	434,148
Alfresa Holdings Corp.	1,000	49,202
AmerisourceBergen Corp. – Class A	6,900	325,680

Cardinal Health, Inc.	9,400	434,374
Celesio AG	2,091	37,750

194	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

CIGNA Corp.	7,900	$461,834
Coventry Health Care, Inc.	3,700	167,832
DaVita HealthCare Partners, Inc.(a)	2,400	287,088
Express Scripts Holding Co.(a)	22,283	1,268,126
Fresenius Medical Care AG & Co. KGaA	5,240	359,122
Humana, Inc.	4,500	307,170
Laboratory Corp. of America Holdings(a)	2,700	239,220
McKesson Corp.	6,500	689,845
Medipal Holdings Corp.	3,600	46,530
Miraca Holdings, Inc.	1,400	67,537
Patterson Cos., Inc.	2,300	83,582
Quest Diagnostics, Inc.	4,400	247,148
Ramsay Health Care Ltd.	3,230	105,934
Sonic Healthcare Ltd.	9,133	125,423
Suzuken Co., Ltd./Aichi Japan	1,800	62,558
Tenet Healthcare Corp.(a)	2,850	112,034
UnitedHealth Group, Inc.	28,400	1,517,980
WellPoint, Inc.	9,000	559,620

		7,989,737

Health Care Technology – 0.0%
Cerner Corp.(a)	4,000	349,840
M3, Inc.	16	27,503

		377,343

Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.	9,600	398,208
Life Technologies Corp.(a)	4,800	279,024
Lonza Group AG(a)	1,301	81,134
PerkinElmer, Inc.	3,100	105,927
QIAGEN NV(a)	5,791	122,766
Thermo Fisher Scientific, Inc.	10,100	745,380
Waters Corp.(a)	2,400	222,528

		1,954,967

Pharmaceuticals – 2.7%
AbbVie, Inc.	43,200	1,594,944
Actavis, Inc.(a)	3,500	298,060
Allergan, Inc./United States	8,500	921,570
Astellas Pharma, Inc.	10,900	588,793
AstraZeneca PLC	30,596	1,387,379
Bayer AG	20,333	2,008,081
Bristol-Myers Squibb Co.	46,200	1,708,014
Chugai Pharmaceutical Co., Ltd.	5,500	118,934
Daiichi Sankyo Co., Ltd.	16,500	295,106
Dainippon Sumitomo Pharma Co., Ltd.	3,900	56,415
Eisai Co., Ltd.(b)	6,200	276,102
Eli Lilly & Co.	28,100	1,535,946
Forest Laboratories, Inc.(a)	6,400	235,520

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	195

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

GlaxoSmithKline PLC	122,034	$2,689,232
Hisamitsu Pharmaceutical Co., Inc.(b)	1,600	92,570
Hospira, Inc.(a)	4,500	132,435
Johnson & Johnson	76,000	5,784,360
Kyowa Hakko Kirin Co., Ltd.	6,000	62,843

Merck & Co., Inc.	83,900	3,585,047
Merck KGaA	1,589	223,730
Mitsubishi Tanabe Pharma Corp.	6,000	85,050
Mylan, Inc./PA(a)	11,100	328,671
Novartis AG	56,438	3,821,873
Novo Nordisk A/S – Class B	10,014	1,750,789
Ono Pharmaceutical Co., Ltd.	2,100	111,445
Orion Oyj	2,374	70,263
Otsuka Holdings Co., Ltd.(b)	8,915	285,579
Perrigo Co.	2,400	271,608
Pfizer, Inc.	205,700	5,630,009
Roche Holding AG	17,238	3,944,195
Sanofi	29,288	2,765,892
Santen Pharmaceutical Co., Ltd.	1,900	85,312
Shionogi & Co., Ltd.	7,300	148,732
Shire PLC	13,832	432,778
Taisho Pharmaceutical Holdings Co., Ltd.	887	61,092
Takeda Pharmaceutical Co., Ltd.	19,400	1,002,709
Teva Pharmaceutical Industries Ltd.	23,182	868,013
Tsumura & Co.	1,500	52,478
UCB SA	2,705	156,213

		45,467,782

		73,900,849

Consumer Discretionary – 4.4%
Auto Components – 0.2%
Aisin Seiki Co., Ltd.	4,700	170,101
BorgWarner, Inc.(a)	3,200	238,112
Bridgestone Corp.	16,000	491,030
Cie Generale des Etablissements Michelin – Class B	4,480	399,032
Continental AG	2,699	315,994
Delphi Automotive PLC(a)	7,821	327,309
Denso Corp.	12,000	504,000
GKN PLC	39,964	164,815
Goodyear Tire & Rubber Co. (The)(a)	6,700	86,966
Johnson Controls, Inc.	18,800	591,636
Koito Manufacturing Co., Ltd.	3,000	48,871
NGK Spark Plug Co., Ltd.	5,000	75,940
NHK Spring Co., Ltd.	4,000	34,814
NOK Corp.	2,600	35,825
Nokian Renkaat OYJ	2,756	124,823
Pirelli & C. SpA(b)	5,849	67,722
Stanley Electric Co., Ltd.	3,500	60,918

196	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Sumitomo Rubber Industries Ltd.	4,200	$65,417
Toyoda Gosei Co., Ltd.	1,600	36,941
Toyota Boshoku Corp.(b)	1,600	21,814
Toyota Industries Corp.	4,000	142,798

		4,004,878

Automobiles – 0.7%
Bayerische Motoren Werke AG	8,141	748,491
Bayerische Motoren Werke AG (Preference Shares)	1,283	83,220
Daihatsu Motor Co., Ltd.	5,000	101,516
Daimler AG	22,288	1,323,931
Fiat SpA(a)(b)	20,438	109,080

Ford Motor Co.	105,000	1,324,050
Fuji Heavy Industries Ltd.	14,000	209,622
Harley-Davidson, Inc.	6,300	331,569
Honda Motor Co., Ltd.	40,000	1,495,943
Isuzu Motors Ltd.	29,000	178,230
Mazda Motor Corp.(a)	66,000	199,012
Mitsubishi Motors Corp.(a)	95,000	104,556
Nissan Motor Co., Ltd.	61,000	618,010
Peugeot SA(a)	5,671	42,703
Porsche Automobil Holding SE (Preference Shares)	3,765	297,375
Renault SA	4,726	298,523
Suzuki Motor Corp.	9,000	215,173
Toyota Motor Corp.	67,700	3,477,041
Volkswagen AG	725	148,939
Volkswagen AG (Preference Shares)	3,556	773,473
Yamaha Motor Co., Ltd.	6,900	82,512

		12,162,969

Distributors – 0.0%
Genuine Parts Co.	4,300	305,429
Jardine Cycle & Carriage Ltd.	3,000	124,679
Li & Fung Ltd.	142,000	189,890

		619,998

Diversified Consumer Services – 0.0%
Apollo Group, Inc. – Class A(a)	2,700	45,549
Benesse Holdings, Inc.	1,700	70,513
Gree, Inc.(b)	2,291	27,856
H&R Block, Inc.	7,400	183,964

		327,882

Hotels, Restaurants & Leisure – 0.6%
Accor SA	3,632	130,707
Carnival Corp.	12,300	439,971
Carnival PLC	4,579	171,767
Chipotle Mexican Grill, Inc. – Class A(a)	900	285,111

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	197

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Compass Group PLC	45,669	$553,306
Crown Ltd.	9,850	120,695
Darden Restaurants, Inc.	3,500	161,945
Echo Entertainment Group Ltd.	16,915	64,994
Flight Centre Ltd.(b)	1,351	44,684
Galaxy Entertainment Group Ltd.(a)	51,400	215,356
Genting Singapore PLC(b)	149,000	189,212
International Game Technology	7,300	116,362
Marriott International, Inc./DE – Class A	6,900	272,205
McDonald’s Corp.	27,800	2,666,020
McDonald’s Holdings Co. Japan Ltd.(b)	1,700	42,584
MGM China Holdings Ltd.	20,600	49,789
OPAP SA	5,491	46,660
Oriental Land Co., Ltd./Japan	1,300	191,936
Sands China Ltd.	58,200	275,653
Shangri-La Asia Ltd.	38,000	88,451
SJM Holdings Ltd.	45,500	113,079
SKYCITY Entertainment Group Ltd.	12,550	44,052
Sodexo	2,318	214,437
Starbucks Corp.	20,900	1,145,738

Starwood Hotels & Resorts Worldwide, Inc.	5,400	325,782
TABCORP Holdings Ltd.	16,263	52,741
Tatts Group Ltd.(b)	31,902	103,710
TUI Travel PLC	9,841	47,208
Whitbread PLC	4,375	166,984
Wynn Macau Ltd.(a)	36,500	96,524
Wynn Resorts Ltd.	2,200	257,180
Yum! Brands, Inc.	12,600	825,048

		9,519,891

Household Durables – 0.2%
Casio Computer Co., Ltd.(b)	5,500	43,588
DR Horton, Inc.	7,600	169,480
Electrolux AB	5,915	150,531
Garmin Ltd.(b)	3,030	104,050
Harman International Industries, Inc.	1,800	76,410
Husqvarna AB	9,926	61,088
Leggett & Platt, Inc.	3,800	116,204
Lennar Corp. – Class A(b)	4,400	169,796
Newell Rubbermaid, Inc.	7,900	184,386
Panasonic Corp.	54,100	389,220
PulteGroup, Inc.(a)	9,300	178,374
Rinnai Corp.	800	57,394
Sekisui Chemical Co., Ltd.	10,000	96,986
Sekisui House Ltd.	13,000	150,521
Sharp Corp./Japan(b)	24,000	76,101
Sony Corp.	24,700	360,263
Whirlpool Corp.	2,100	237,195

		2,621,587

198	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 0.3%
Amazon.com, Inc.(a)	10,000	$2,642,700
Expedia, Inc.	2,600	165,984
NetFlix, Inc.(a)	1,500	282,120
priceline.com, Inc.(a)	1,460	1,003,867
Rakuten, Inc.	17,814	153,981
TripAdvisor, Inc.(a)	3,000	136,380

		4,385,032

Leisure Equipment & Products – 0.1%
Hasbro, Inc.(b)	3,200	128,064
Mattel, Inc.	9,400	383,050
Namco Bandai Holdings, Inc.	4,400	69,978
Nikon Corp.	8,400	188,715
Sankyo Co., Ltd.	1,200	50,572
Sega Sammy Holdings, Inc.	4,900	90,501
Shimano, Inc.	1,900	136,377
Yamaha Corp.	3,900	38,796

		1,086,053

Media – 1.0%
Axel Springer AG	973	45,785
British Sky Broadcasting Group PLC	26,498	340,987
Cablevision Systems Corp.	5,900	82,541
CBS Corp. – Class B	16,400	711,596
Comcast Corp. – Class A	73,700	2,932,523
Dentsu, Inc.	4,500	140,154
DIRECTV(a)	17,300	833,341
Discovery Communications, Inc. – Class A(a)	6,800	498,644
Eutelsat Communications SA	3,247	116,759
Gannett Co., Inc.	6,300	126,441
Hakuhodo DY Holdings, Inc.	580	44,032
Interpublic Group of Cos., Inc. (The)	12,000	153,360
ITV PLC	90,909	170,740
JCDecaux SA	1,637	44,293
Jupiter Telecommunications Co., Ltd.	52	69,004
Kabel Deutschland Holding AG	2,177	188,484
Lagardere SCA	2,902	103,384
News Corp. – Class A	56,000	1,612,800
Omnicom Group, Inc.	7,300	419,969
Pearson PLC	20,064	351,051
ProSiebenSat.1 Media AG (Preference Shares)	2,152	74,063
Publicis Groupe SA	4,356	287,231
Reed Elsevier NV	16,915	256,654
Reed Elsevier PLC	29,937	321,013
Scripps Networks Interactive, Inc. – Class A	2,400	151,320
SES SA	7,471	229,744
Singapore Press Holdings Ltd.(b)	39,000	131,531
Time Warner Cable, Inc. – Class A	8,500	734,315

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	199

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Time Warner, Inc.	26,100	$1,387,737
Toho Co., Ltd./Tokyo	2,800	53,865
Viacom, Inc. – Class B	13,000	759,980
Walt Disney Co. (The)	49,400	2,696,746
Washington Post Co. (The) – Class B(b)	200	79,708
Wolters Kluwer NV	7,423	147,566
WPP PLC	30,988	493,760

		16,791,121

Multiline Retail – 0.3%
Dollar General Corp.(a)	7,360	341,062
Dollar Tree, Inc.(a)	6,300	284,666
Don Quijote Co., Ltd.	1,400	55,180
Family Dollar Stores, Inc.	2,700	155,385
Harvey Norman Holdings Ltd.(b)	10,380	26,334
Isetan Mitsukoshi Holdings Ltd.	8,700	96,280
J Front Retailing Co., Ltd.	11,000	65,058
JC Penney Co., Inc.(b)	3,900	68,523
Kohl’s Corp.	5,900	271,990
Macy’s, Inc.	11,100	456,210
Marks & Spencer Group PLC	39,510	221,824
Marui Group Co., Ltd.	5,500	46,938
Next PLC	4,071	258,904
Nordstrom, Inc.	4,200	227,724
PPR	1,858	415,360
Takashimaya Co., Ltd.	6,392	50,071
Target Corp.	18,000	1,133,280

		4,174,789

Specialty Retail – 0.6%
ABC-Mart, Inc.(b)	700	24,421
Abercrombie & Fitch Co. – Class A	2,200	102,586
AutoNation, Inc.(a)	1,000	43,770
AutoZone, Inc.(a)	1,060	402,959
Bed Bath & Beyond, Inc.(a)	6,400	363,200
Best Buy Co., Inc.	7,300	119,793
CarMax, Inc.(a)	6,200	238,142
Fast Retailing Co., Ltd.(b)	1,300	356,864
GameStop Corp. – Class A(b)	3,400	85,204
Gap, Inc. (The)	8,200	269,944
Hennes & Mauritz AB – Class B	23,345	836,002
Home Depot, Inc. (The)	41,500	2,842,750
Inditex SA	5,364	717,083
Kingfisher PLC	57,131	239,331
Limited Brands, Inc.	6,600	300,432
Lowe’s Cos., Inc.	31,400	1,197,910
Nitori Holdings Co., Ltd.	850	63,294
O’Reilly Automotive, Inc.(a)	3,300	335,742
PetSmart, Inc.	2,990	194,679

200	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Ross Stores, Inc.	6,200	$359,352
Sanrio Co., Ltd.(b)	1,100	43,452
Shimamura Co., Ltd.	600	61,282
Staples, Inc.	18,700	246,466
Tiffany & Co.	3,300	221,628
TJX Cos., Inc.	20,300	912,891
Urban Outfitters, Inc.(a)	3,000	121,560
USS Co., Ltd.	540	59,269
Yamada Denki Co., Ltd.(b)	2,140	77,654

		10,837,660

Textiles, Apparel & Luxury Goods – 0.4%
Adidas AG	5,144	467,545
Asics Corp.	4,000	62,749
Burberry Group PLC	10,788	224,640
Christian Dior SA	1,340	223,111
Cie Financiere Richemont SA	12,835	1,029,481
Coach, Inc.	7,800	376,974
Fossil, Inc.(a)	1,529	157,135
Hugo Boss AG	606	70,122
Luxottica Group SpA	4,040	188,464
LVMH Moet Hennessy Louis Vuitton SA	6,246	1,071,825
NIKE, Inc. – Class B	20,200	1,100,092
PVH Corp.	2,211	269,411
Ralph Lauren Corp.	1,700	294,899
Swatch Group AG (The)	758	430,488
Swatch Group AG (The) (REG)	1,068	108,411
VF Corp.	2,500	403,150
Yue Yuen Industrial Holdings Ltd.	18,000	60,813

		6,539,310

		73,071,170

Energy – 3.7%
Energy Equipment & Services – 0.6%
Aker Solutions ASA	4,042	79,226
AMEC PLC	7,625	120,409
Baker Hughes, Inc.	12,100	542,322
Cameron International Corp.(a)	6,800	433,296
Cie Generale de Geophysique-Veritas(a)	3,901	96,522
Diamond Offshore Drilling, Inc.	1,900	132,392
Ensco PLC	6,400	384,896
FMC Technologies, Inc.(a)	6,500	337,415
Fugro NV	1,701	80,832
Halliburton Co.	25,500	1,058,505
Helmerich & Payne, Inc.	2,900	192,154
Nabors Industries Ltd.(a)	7,900	132,404
National Oilwell Varco, Inc.	11,800	803,934
Noble Corp.	6,900	247,158

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	201

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Petrofac Ltd.	6,378	$140,227
Rowan Cos. PLC(a)	3,400	117,606
Saipem SpA	6,510	173,824
Schlumberger Ltd.	36,600	2,849,310
Seadrill Ltd.	8,653	315,535
Subsea 7 SA	6,920	163,421
Technip SA	2,500	270,143
Tenaris SA	11,611	238,155
Transocean Ltd.	8,818	464,837
WorleyParsons Ltd.	5,061	137,064

		9,511,587

Oil, Gas & Consumable Fuels – 3.1%
Anadarko Petroleum Corp.	13,800	1,098,204
Apache Corp.	10,800	802,116
BG Group PLC	83,522	1,472,786
BP PLC	467,107	3,132,199
Cabot Oil & Gas Corp.	5,800	359,426
Caltex Australia Ltd.	3,319	67,413
Chesapeake Energy Corp.(b)	14,200	286,272
Chevron Corp.	54,100	6,337,815
ConocoPhillips	33,500	1,941,325
Consol Energy, Inc.	6,200	199,330
Cosmo Oil Co., Ltd.(b)	13,000	30,505
Delek Group Ltd.	112	29,526
Denbury Resources, Inc.(a)	10,700	193,884
Devon Energy Corp.	10,400	564,304
ENI SpA	62,550	1,423,623
EOG Resources, Inc.	7,500	942,825
EQT Corp.	4,100	258,669
Exxon Mobil Corp.	127,210	11,391,656
Galp Energia SGPS SA	6,623	102,030
Hess Corp.	8,200	545,300
Idemitsu Kosan Co., Ltd.	600	54,510
Inpex Corp.	54	286,644
Japan Petroleum Exploration Co.	700	26,527
JX Holdings, Inc.	55,000	335,185
Kinder Morgan, Inc./Delaware	15,635	579,589
Lundin Petroleum AB(a)	5,472	123,883
Marathon Oil Corp.	19,400	649,900
Marathon Petroleum Corp.	9,300	770,784
Murphy Oil Corp.	5,100	310,488
Neste Oil Oyj(b)	3,152	47,259
Newfield Exploration Co.(a)	3,700	85,544
Noble Energy, Inc.	4,900	543,067
Occidental Petroleum Corp.	22,300	1,835,959
OMV AG	3,621	157,278
Origin Energy Ltd.	26,789	331,786

202	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Peabody Energy Corp.	7,300	$157,388
Phillips 66	17,300	1,089,208
Pioneer Natural Resources Co.	3,400	427,754
QEP Resources, Inc.	4,800	146,208
Range Resources Corp.	4,500	345,600
Repsol SA	20,077	427,063
Royal Dutch Shell PLC – Class A	91,169	2,994,406
Royal Dutch Shell PLC – Class B	64,545	2,171,986
Santos Ltd.(b)	23,480	320,208
Showa Shell Sekiyu KK	4,600	33,223
Southwestern Energy Co.(a)	9,500	325,565
Spectra Energy Corp.	17,900	519,816
Statoil ASA	27,441	681,214
Tesoro Corp.	3,800	213,712
TonenGeneral Sekiyu KK	7,000	69,440
Total SA	52,308	2,611,512
Tullow Oil PLC	22,290	409,437
Valero Energy Corp.	15,100	688,409
Whitehaven Coal Ltd.(b)	9,628	27,345
Williams Cos., Inc. (The)	17,200	597,012
Woodside Petroleum Ltd.	16,207	618,379
WPX Energy, Inc.(a)	5,400	76,626

		52,269,122

		61,780,709

Materials – 2.3%
Chemicals – 1.1%
Air Liquide SA	7,679	931,951
Air Products & Chemicals, Inc.	5,800	500,772
Air Water, Inc.	4,000	54,138
Airgas, Inc.	1,900	190,532
Akzo Nobel NV	5,857	372,796
Arkema SA	1,534	155,523
Asahi Kasei Corp.	31,000	183,120
BASF SE	22,584	2,121,013
CF Industries Holdings, Inc.	1,800	361,494
Croda International PLC	3,327	130,441
Daicel Corp.	7,000	53,854
Denki Kagaku Kogyo KK	11,000	41,826
Dow Chemical Co. (The)	33,000	1,046,760
Eastman Chemical Co.	4,200	292,866
Ecolab, Inc.	7,300	558,815
EI du Pont de Nemours & Co.	25,600	1,226,240
EMS-Chemie Holding AG	201	56,556
FMC Corp.	3,800	228,988
Givaudan SA(a)	204	243,175
Hitachi Chemical Co., Ltd.	2,600	35,580
Incitec Pivot Ltd.	38,543	126,694

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	203

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

International Flavors & Fragrances, Inc.	2,200	$160,556
Israel Chemicals Ltd.	10,949	141,143
Israel Corp. Ltd. (The)	57	40,826
Johnson Matthey PLC	5,039	175,092
JSR Corp.	4,400	89,640
K&S AG	4,236	198,621
Kaneka Corp.	6,000	33,177
Kansai Paint Co., Ltd.	5,000	52,969
Koninklijke DSM NV	3,792	221,476
Kuraray Co., Ltd.	8,500	115,569
Lanxess AG	2,046	172,673
Linde AG	4,549	823,421
LyondellBasell Industries NV	9,310	545,752
Mitsubishi Chemical Holdings Corp.	33,000	154,739
Mitsubishi Gas Chemical Co., Inc.	9,000	63,647
Mitsui Chemicals, Inc.	21,000	49,751
Monsanto Co.	14,700	1,485,141
Mosaic Co. (The)	7,600	444,904
Nitto Denko Corp.	4,100	240,551
Novozymes A/S(b)	6,003	209,377
Orica Ltd.	8,975	249,990
PPG Industries, Inc.	4,200	565,572
Praxair, Inc.	8,200	927,010
Sherwin-Williams Co. (The)	2,400	387,816
Shin-Etsu Chemical Co., Ltd.	10,100	620,930
Showa Denko KK(b)	34,000	52,753
Sigma-Aldrich Corp.	3,300	254,298
Sika AG	53	131,136
Solvay SA	1,458	207,675
Sumitomo Chemical Co., Ltd.	36,000	106,270
Syngenta AG	2,285	969,721
Taiyo Nippon Sanso Corp.(b)	6,000	42,068
Teijin Ltd.	22,000	51,004
Toray Industries, Inc.	36,000	221,467
Ube Industries Ltd./Japan	24,000	50,687
Umicore SA	2,803	139,689
Yara International ASA	4,597	219,181

		19,529,426

Construction Materials – 0.1%
Boral Ltd.	17,467	91,904
CRH PLC	17,756	386,051
Fletcher Building Ltd.	16,790	126,782
HeidelbergCement AG	3,458	237,622
Holcim Ltd.(a)	5,630	453,269
Imerys SA	829	55,681
James Hardie Industries PLC	10,751	107,372
Lafarge SA	4,591	308,210

204	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Taiheiyo Cement Corp.	27,000	$66,713
Vulcan Materials Co.	3,500	178,255

		2,011,859

Containers & Packaging – 0.1%
Amcor Ltd./Australia	29,670	278,183
Ball Corp.	4,200	186,522
Bemis Co., Inc.	2,800	104,552
Owens-Illinois, Inc.(a)	4,500	114,750
Rexam PLC	19,413	151,267
Sealed Air Corp.	4,800	106,608
Toyo Seikan Kaisha Ltd.	3,700	53,833

		995,715

Metals & Mining – 0.9%
Alcoa, Inc.	29,300	249,636
Allegheny Technologies, Inc.	2,900	88,363
Alumina Ltd.	54,842	68,455
Anglo American PLC	34,179	990,396
Antofagasta PLC	9,696	159,859
ArcelorMittal (Euronext Amsterdam)	23,028	344,767
BHP Billiton Ltd.	79,114	2,961,883
BHP Billiton PLC	51,932	1,638,759
Boliden AB	6,725	113,580
Cliffs Natural Resources, Inc.(b)	3,900	99,294
Daido Steel Co., Ltd.	6,000	31,872
Eurasian Natural Resources Corp. PLC	5,173	26,365
Evraz PLC	6,891	28,343
Fortescue Metals Group Ltd.(b)	33,177	158,508
Freeport-McMoRan Copper & Gold, Inc.	26,100	833,112
Fresnillo PLC	4,409	103,176
Glencore International PLC(b)	92,714	543,170
Hitachi Metals Ltd.	4,000	37,412
Iluka Resources Ltd.(b)	10,295	110,046
JFE Holdings, Inc.	12,100	259,070
Kazakhmys PLC	5,151	48,056
Kobe Steel Ltd.(a)	61,000	82,237
Maruichi Steel Tube Ltd.	1,200	29,307
Mitsubishi Materials Corp.	27,000	82,137
Newcrest Mining Ltd.	18,810	431,220
Newmont Mining Corp.	13,700	551,973
Nippon Steel & Sumitomo Metal Corp.	186,000	503,543
Norsk Hydro ASA	21,853	96,260
Nucor Corp.	8,700	391,935
OZ Minerals Ltd.	7,581	48,990
Randgold Resources Ltd.	2,144	177,473
Rio Tinto Ltd.	10,714	729,133
Rio Tinto PLC	32,958	1,762,341
Salzgitter AG	960	45,624

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	205

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Sims Metal Management Ltd.(b)	4,035	$44,724
Sumitomo Metal Mining Co., Ltd.	13,000	204,667
ThyssenKrupp AG(a)	9,488	213,196
United States Steel Corp.(b)	3,900	81,276
Vedanta Resources PLC	2,614	46,273
Voestalpine AG	2,702	90,913
Xstrata PLC	51,681	907,077
Yamato Kogyo Co., Ltd.(b)	1,100	31,450

		15,445,871

Paper & Forest Products – 0.1%
International Paper Co.	12,000	528,120
MeadWestvaco Corp.	4,700	167,837
Nippon Paper Group, Inc.(b)	2,400	41,729
OJI Holdings Corp.(b)	19,000	72,269
Stora Enso Oyj	13,552	90,721
UPM-Kymmene Oyj	12,928	150,586

		1,051,262

		39,034,133

Telecommunication Services – 1.4%
Diversified Telecommunication Services – 1.1%
AT&T, Inc.	158,900	5,706,099
Belgacom SA	3,740	104,349
Bezeq The Israeli Telecommunication Corp., Ltd.	42,709	54,650
BT Group PLC	191,929	778,987
CenturyLink, Inc.	17,100	592,857
Deutsche Telekom AG	69,064	740,123
Elisa Oyj	3,485	73,360
France Telecom SA	45,592	439,732
Frontier Communications Corp.(b)	27,500	113,850
HKT Trust/HKT Ltd.	55,100	54,648
Iliad SA	561	107,215
Inmarsat PLC	11,021	108,535
Koninklijke KPN NV(b)	24,639	83,661
Nippon Telegraph & Telephone Corp.	10,800	493,481
PCCW Ltd.	98,000	46,954
Portugal Telecom SGPS SA	14,326	72,368
Singapore Telecommunications Ltd.	195,000	537,428
Swisscom AG	573	260,594
TDC A/S	12,171	91,552
Telecom Corp. of New Zealand Ltd.	43,956	87,965
Telecom Italia SpA (ordinary shares)	225,457	165,800
Telecom Italia SpA (savings shares)	141,900	91,763
Telefonica SA	100,495	1,311,696
Telekom Austria AG	5,446	35,984

206	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telenet Group Holding NV	1,395	$71,387
Telenor ASA	17,224	370,329
TeliaSonera AB	53,234	364,457
Telstra Corp., Ltd.	105,980	496,051
Verizon Communications, Inc.	78,500	3,652,605
Vivendi SA	31,924	669,653
Windstream Corp.(b)	16,100	138,299
Ziggo NV	2,945	99,404

		18,015,836

Wireless Telecommunication Services – 0.3%
KDDI Corp.	6,603	495,923
MetroPCS Communications, Inc.(a)	8,700	85,260
Millicom International Cellular SA	1,556	121,904
NTT DoCoMo, Inc.	375	579,745
Softbank Corp.	21,800	807,442
Sprint Nextel Corp.(a)	82,600	479,080
StarHub Ltd.	14,000	47,296
Tele2 AB – Class B	7,814	124,454
Vodafone Group PLC	1,206,497	3,026,130

		5,767,234

		23,783,070

Utilities – 1.4%
Electric Utilities – 0.7%
Acciona SA	633	38,781
American Electric Power Co., Inc.	13,300	622,307
Cheung Kong Infrastructure Holdings Ltd.	12,000	78,569
Chubu Electric Power Co., Inc.	15,800	198,107
Chugoku Electric Power Co., Inc. (The)	7,300	91,757
CLP Holdings Ltd.	44,500	382,979
Contact Energy Ltd.(a)	7,917	35,257
Duke Energy Corp.	19,358	1,340,541
Edison International	9,000	432,270
EDP – Energias de Portugal SA	44,990	134,560
Electricite de France SA	5,910	111,515
Enel SpA	160,544	579,436
Entergy Corp.	4,900	305,074
Exelon Corp.	23,482	727,707
FirstEnergy Corp.	11,500	454,020
Fortum Oyj	10,922	207,861
Hokkaido Electric Power Co., Inc.	4,500	39,868
Hokuriku Electric Power Co.	4,100	47,143
Iberdrola SA	97,903	483,099
Kansai Electric Power Co., Inc. (The)	18,400	158,881
Kyushu Electric Power Co., Inc.	10,500	100,764
NextEra Energy, Inc.	11,600	833,692

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	207

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Northeast Utilities	8,600	$356,986
Pepco Holdings, Inc.	6,300	127,827
Pinnacle West Capital Corp.	3,000	167,820
Power Assets Holdings Ltd.	34,000	303,470
PPL Corp.	15,900	490,038
Red Electrica Corp. SA	2,661	147,086
Shikoku Electric Power Co., Inc.	4,100	50,206
Southern Co. (The)	24,100	1,084,741
SP AusNet	40,947	49,803
SSE PLC	23,229	508,759
Terna Rete Elettrica Nazionale SpA	30,818	128,694
Tohoku Electric Power Co., Inc.(a)	11,100	85,865
Tokyo Electric Power Co., Inc.(a)	35,400	80,164
Verbund AG	1,674	34,779
Xcel Energy, Inc.	13,400	384,580

		11,405,006

Gas Utilities – 0.1%
AGL Resources, Inc.	3,200	127,872
APA Group	20,299	127,480
Enagas SA	4,686	111,994
Gas Natural SDG SA	8,534	168,906
Hong Kong & China Gas Co., Ltd.	127,000	355,236
ONEOK, Inc.	5,600	251,944
Osaka Gas Co., Ltd.	46,000	178,533
Snam SpA	40,445	191,511
Toho Gas Co., Ltd.	10,000	55,224
Tokyo Gas Co., Ltd.	60,000	289,772

		1,858,472

Independent Power Producers & Energy Traders – 0.1%
AES Corp./VA	17,100	198,702
Electric Power Development Co., Ltd.	2,900	74,460
Enel Green Power SpA	40,111	73,994
NRG Energy, Inc.	6,200	148,800

		495,956

Multi-Utilities – 0.5%
AGL Energy Ltd.	13,328	216,670
Ameren Corp.	6,600	223,014
CenterPoint Energy, Inc.	11,700	250,731
Centrica PLC	127,468	679,801
CMS Energy Corp.	7,200	191,592
Consolidated Edison, Inc.	8,100	477,900
Dominion Resources, Inc./VA	15,800	884,800
DTE Energy Co.	4,700	313,960
E.ON SE	44,281	737,727
GDF Suez	31,397	592,655

208	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Integrys Energy Group, Inc.	2,100	$118,797
National Grid PLC	89,259	986,158
NiSource, Inc.	7,800	216,060
PG&E Corp.	11,700	498,888
Public Service Enterprise Group, Inc.	13,900	453,001
RWE AG	12,033	441,099
RWE AG (Preference Shares)	959	34,328
SCANA Corp.	3,600	175,824
Sempra Energy	6,200	482,112
Suez Environnement Co.	6,900	91,809
TECO Energy, Inc.	5,600	96,600
United Utilities Group PLC	16,764	187,205
Veolia Environnement SA	8,305	104,318
Wisconsin Energy Corp.	6,300	260,190

		8,715,239

Water Utilities – 0.0%
Severn Trent PLC	5,857	143,656

		22,618,329

Equity:Other – 0.8%
Diversified/Specialty – 0.6%
Activia Properties, Inc.	6	45,571
Alexandria Real Estate Equities, Inc.	1,960	139,434
American Assets Trust, Inc.	1,200	36,276
ANF Immobilier	750	21,688
Artis Real Estate Investment Trust	3,400	52,916
Azrieli Group	1,150	30,797
Beni Stabili SpA	29,700	18,772
BioMed Realty Trust, Inc.	4,750	100,320
CA Immobilien Anlagen AG(a)	2,719	39,060
Campus Crest Communities, Inc.	1,300	16,302
Canadian Real Estate Investment Trust	2,100	95,729
CapLease, Inc.	4,700	28,106
Cheung Kong Holdings Ltd.	34,000	527,924
Cofinimmo	470	55,654
Conwert Immobilien Invest SE	2,544	32,248
Country Garden Holdings Co., Ltd.(a)	112,949	58,157
Cousins Properties, Inc.	3,214	31,240
Crown Castle International Corp.(a)	8,090	564,682
Daejan Holdings PLC	355	18,526
Dexus Property Group	258,260	287,624
Digital Realty Trust, Inc.(b)	3,810	255,194
Duke Realty Corp.	9,760	157,722
Dundee Real Estate Investment Trust	3,000	107,113
DuPont Fabros Technology, Inc.(b)	1,940	44,930
F&C Commercial Property Trust Ltd.	17,183	26,771
Fastighets AB Balder(a)	3,500	25,751
Fonciere Des Regions	1,561	128,952

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	209

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Forest City Enterprises, Inc.(a)	4,660	$74,746
Granite Real Estate Investment Trust	1,450	55,877
H&R Real Estate Investment Trust	6,000	134,982
Hamborner REIT AG	1,600	15,646
Hang Lung Properties Ltd.	123,150	474,947
Hysan Development Co., Ltd.	39,800	204,885
Investors Real Estate Trust	2,860	27,199
Iron Mountain, Inc.	4,464	154,008
Kiwi Income Property Trust	30,650	29,266
Klovern AB	3,890	17,297
Kungsleden AB	4,250	27,282
Lend Lease Group	13,380	145,336
Lexington Realty Trust	5,480	62,801
Londonmetric Property PLC	22,427	36,892
Mapletree Commercial Trust	43,250	46,883
Mitsubishi Estate Co., Ltd.	63,240	1,576,522
Mobimo Holding AG(a)	200	45,535
Morguard Real Estate Investment Trust	1,400	25,536
New World China Land Ltd.	80,300	37,030
New World Development Co., Ltd.	231,550	423,153
Nieuwe Steen Investments NV	2,074	14,887
Premier Investment Corp.	6	26,918
Quintain Estates & Development PLC(a)	16,562	17,399
Schroder Real Estate Investment Trust Ltd.	25,413	15,313
Shui On Land Ltd.	92,450	42,864
Soho China Ltd.	63,500	49,309
Spirit Realty Capital, Inc.	1,050	20,916
Sponda Oyj	8,760	43,042
ST Modwen Properties PLC	4,673	17,814
Suntec Real Estate Investment Trust(b)	69,050	100,118
Swire Pacific Ltd.	16,500	213,480
Swire Properties Ltd.	64,950	243,531
TAG Immobilien AG	4,020	47,581
Tokyu Land Corp.	22,820	172,070
Tokyu REIT, Inc.	4	22,524
Top REIT, Inc.	5	23,386
Unite Group PLC	4,923	21,611
United Urban Investment Corp.(b)	65	85,368
UOL Group Ltd.	28,700	150,571
Vornado Realty Trust	10,470	839,799
Wallenstam AB	3,600	47,490
Washington Real Estate Investment Trust	2,040	56,488
Wereldhave Belgium NV	200	21,340
Wereldhave NV	670	46,879
Weyerhaeuser Co.	14,800	435,268
Wheelock & Co., Ltd.	22,000	119,054
Wihlborgs Fastigheter AB	2,370	39,220
Winthrop Realty Trust	1,750	21,962

		9,519,484

210	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 0.2%
Chartwell Retirement Residences	5,250	$55,949
Extendicare Inc./US(b)	2,650	20,686
HCP, Inc.	25,810	1,261,593
Health Care REIT, Inc.	14,320	918,485
Healthcare Realty Trust, Inc.	2,700	71,820
LTC Properties, Inc.	950	36,641
Medical Properties Trust, Inc.	4,180	60,694
National Health Investors, Inc.	850	55,080
Omega Healthcare Investors, Inc.	3,490	97,685
Sabra Health Care REIT, Inc.	1,150	30,395
Senior Housing Properties Trust	5,480	137,493
Universal Health Realty Income Trust	410	23,415
Ventas, Inc.	17,240	1,220,247

		3,990,183

Triple Net – 0.0%
Agree Realty Corp.	800	22,456
Getty Realty Corp.(b)	850	16,898
National Retail Properties, Inc.	3,400	117,130
Realty Income Corp.(b)	5,517	251,851

		408,335

		13,918,002

Retail – 0.4%
Regional Mall – 0.2%
Alexander’s, Inc.	40	12,980
CBL & Associates Properties, Inc.	4,990	113,473
General Growth Properties, Inc.	14,550	278,487
Glimcher Realty Trust	4,380	49,319
Macerich Co. (The)	4,220	253,664
Pennsylvania Real Estate Investment Trust	1,710	30,865
Simon Property Group, Inc.	17,920	2,846,771
Taubman Centers, Inc.	1,900	145,768

		3,731,327

Shopping Center/Other Retail – 0.2%
Acadia Realty Trust	1,560	41,995
BWP Trust	16,260	39,114
Calloway Real Estate Investment Trust	3,300	93,408
Capital & Counties Properties PLC	23,315	93,567
Capital Shopping Centres Group PLC	34,001	171,146
Charter Hall Retail REIT	10,176	40,999
Citycon OYJ(b)	7,580	24,601
Crombie Real Estate Investment Trust	1,550	22,140
DDR Corp.(b)	9,620	166,137
Deutsche Euroshop AG	1,665	68,807
Development Securities PLC	8,713	21,612
Equity One, Inc.	1,830	43,023

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	211

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Eurocommercial Properties NV	1,240	$47,396
Excel Trust, Inc.(b)	1,400	17,654
Federal Realty Investment Trust	1,980	210,296
Federation Centres	75,518	188,988
First Capital Realty, Inc.	2,530	46,540
Frontier Real Estate Investment Corp.	7	67,294
Inland Real Estate Corp.	2,750	26,565
Japan Retail Fund Investment Corp.	115	224,890
Kimco Realty Corp.	23,780	517,691
Kite Realty Group Trust	2,750	18,122
Mercialys SA	1,440	30,426
Primaris Retail Real Estate Investment Trust	3,050	80,860
Ramco-Gershenson Properties Trust	1,480	23,384
Regency Centers Corp.	2,770	143,708
Retail Opportunity Investments Corp.(b)	1,650	21,301
RioCan Real Estate Investment Trust (Toronto)	9,200	248,456
Saul Centers, Inc.	440	19,254
Shaftesbury PLC	7,733	68,306
Tanger Factory Outlet Centers	2,890	101,988
Urstadt Biddle Properties, Inc.(b)	800	16,904
Vastned Retail NV	610	25,765
Weingarten Realty Investors	3,720	114,018

		3,086,355

		6,817,682

Residential – 0.4%
Multi-Family – 0.3%
Advance Residence Investment Corp.	26	55,229
Agile Property Holdings Ltd.	43,050	55,301
Apartment Investment & Management Co. – Class A	8,490	251,474
Associated Estates Realty Corp.	1,550	27,094
AvalonBay Communities, Inc.	6,250	780,187
Boardwalk Real Estate Investment Trust	1,500	94,022
BRE Properties, Inc.	2,370	115,206
Camden Property Trust	2,600	179,764
Canadian Apartment Properties REIT	3,150	77,555
Colonial Properties Trust	2,750	59,290
Daiwahouse Residential Investment Corp.	10	41,991
Deutsche Wohnen AG	4,550	83,398
Equity Lifestyle Properties, Inc.	1,290	95,060
Equity Residential	18,350	1,009,984
Essex Property Trust, Inc.	1,130	168,359
GAGFAH SA(a)	2,400	26,404
Grainger PLC	12,865	26,552
GSW Immobilien AG	1,550	61,717
Home Properties, Inc.	1,600	99,872
Killam Properties, Inc.(b)	1,650	20,640
Mid-America Apartment Communities, Inc.	1,330	92,355

212	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nippon Accommodations Fund, Inc.(b)	5	$36,684
Northern Property Real Estate Investment Trust	1,000	30,885
Patrizia Immobilien AG(a)	2,010	17,078
Post Properties, Inc.	1,700	81,158
Shimao Property Holdings Ltd.	42,950	86,330
Stockland	122,167	469,225
Sun Communities, Inc.	940	43,738
UDR, Inc.	7,730	184,438
Wing Tai Holdings Ltd.	18,125	28,373
Yanlord Land Group Ltd.(a)(b)	18,088	22,334

		4,421,697

Self Storage – 0.1%
Big Yellow Group PLC	4,054	22,965
CubeSmart	4,030	59,402
Extra Space Storage, Inc.	3,400	127,296
Public Storage	7,970	1,205,144
Sovran Self Storage, Inc.	930	56,581

		1,471,388

Student Housing – 0.0%
American Campus Communities, Inc.	3,220	145,544
Education Realty Trust, Inc.	3,480	37,967
		183,511

		6,076,596

Office – 0.3%
Office – 0.3%
Allied Properties Real Estate Investment Trust	1,850	61,532
Allreal Holding AG(a)	230	33,839
Alstria Office REIT-AG	2,420	28,305
Befimmo SCA Sicafi	570	37,542
Boston Properties, Inc.	8,850	919,338
Brandywine Realty Trust	4,400	60,500
Brookfield Office Properties, Inc.(b)	11,650	194,308
CapitaCommercial Trust	113,350	151,842
Castellum AB	5,060	75,908
Champion REIT(b)	87,850	44,948
Cominar Real Estate Investment Trust	3,805	83,313
Commonwealth Property Office Fund	73,790	83,868
CommonWealth REIT	2,580	65,145
Corporate Office Properties Trust	2,500	64,675
Derwent London PLC	3,170	105,661
Douglas Emmett, Inc.	3,240	79,412
Dundee International Real Estate Investment Trust	2,150	22,621
Fabege AB	5,040	55,618
First Potomac Realty Trust	1,600	22,608
Franklin Street Properties Corp.	2,570	35,338

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	213

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Government Properties Income Trust(b)	1,270	$33,604
Great Portland Estates PLC	10,631	79,191
Highwoods Properties, Inc.	2,430	88,695
Hongkong Land Holdings Ltd.	54,200	418,012
Hudson Pacific Properties, Inc.	1,100	24,827
Hufvudstaden AB – Class A	4,580	62,983
Investa Office Fund	19,033	59,156
IVG Immobilien AG(a)	5,000	14,972
Japan Excellent, Inc.	6	36,287
Japan Prime Realty Investment Corp.	46	135,358
Kenedix Realty Investment Corp. – Class A	9	37,088
Kilroy Realty Corp.	2,320	122,403
Liberty Property Trust	3,630	140,808
Mack-Cali Realty Corp.	2,720	77,194
Mori Hills REIT Investment Corp.(b)	7	40,041
Mori Trust Sogo Reit, Inc.(b)	6	57,370
Nomura Real Estate Office Fund, Inc.	16	98,188
Norwegian Property ASA	17,000	26,652
Orix JREIT, Inc.	35	41,179
Parkway Properties, Inc./MD	1,250	21,138
Piedmont Office Realty Trust, Inc.	5,250	103,215
Prime Office REIT-AG	2,750	13,176
PS Business Parks, Inc.	540	39,955
PSP Swiss Property AG(a)	1,430	129,718
SL Green Realty Corp.	2,780	226,904
Societe Immobiliere de Location pour l’Industrie et le Commerce	390	42,351
Swiss Prime Site AG(a)	3,151	252,974
Tokyo Tatemono Co., Ltd.	10,460	58,287
Workspace Group PLC	4,497	23,359

		4,731,406

Lodging – 0.1%
Lodging – 0.1%
Ashford Hospitality Trust, Inc.	2,110	24,835
CDL Hospitality Trusts(b)	22,488	37,524
Chesapeake Lodging Trust	1,250	26,913
DiamondRock Hospitality Co.	6,070	54,266
FelCor Lodging Trust, Inc.(a)	3,840	19,277
Hersha Hospitality Trust(b)	6,140	34,445
Hospitality Properties Trust	3,810	101,727
Host Hotels & Resorts, Inc.	42,160	702,807
InnVest Real Estate Investment Trust	6,650	28,825
InterContinental Hotels Group PLC	6,687	193,895
LaSalle Hotel Properties	2,950	74,900
Pebblebrook Hotel Trust	1,900	45,429
RLJ Lodging Trust	3,300	70,587

214	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Strategic Hotels & Resorts, Inc.(a)	6,350	$46,228
Sunstone Hotel Investors, Inc.(a)	4,180	47,359
Wyndham Worldwide Corp.	3,900	234,936

		1,743,953

Total Common Stocks (cost $610,223,784)		683,429,160

INVESTMENT COMPANIES – 12.5%
Funds and Investment Trusts – 12.5%
IRP Property Investments Ltd.	7,860	7,675
iShares MSCI Emerging Markets Index Fund	4,826,400	208,548,744
Picton Property Income Ltd.	24,584	14,918
Standard Life Investment Property Income Trust PLC	9,750	8,690
UK Commercial Property Trust Ltd./fund	15,049	15,924

Total Investment Companies (cost $207,886,336)		208,595,951

RIGHTS – 0.0%
Retail – 0.0%
Shopping Center/Other Retail – 0.0%
Citycon Oyj, expiring 3/07/13(a) (cost $0)	7,201	1,974

WARRANTS – 0.0%
Nieuwe Steen Investments NV, expiring 4/01/13(a) (cost $0)	250	– 0	–

SHORT-TERM INVESTMENTS – 45.3%
Investment Companies – 45.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(f) (cost $751,605,011)	751,605,011	751,605,011

	Principal Amount (000)

U.S. Treasury Bill – 0.3%
U.S. Treasury Bill Zero Coupon 5/23/13(c) (cost $4,498,857)	$4,500	4,498,857

Total Short-Term Investments (cost $756,103,868)		756,103,868

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	215

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral – 98.7% (cost $1,574,213,988)		$1,648,130,953

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AllianceBernstein Exchange Reserves – Class I, 0.10%(f) (cost $10,823,132)	10,823,132	10,823,132

Total Investments – 99.4% (cost $1,585,037,120)		1,658,954,085
Other assets less liabilities – 0.6%		10,325,854

Net Assets – 100.0%		$1,669,279,939

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
ASX SPI 200 Index Futures	167	March 2013	$19,608,870	$21,685,266	$2,076,396
Euro STOXX 50 Index Futures	4,175	March 2013	143,510,797	143,625,132	114,335
FTSE 100 Index Futures	1,106	March 2013	98,206,741	106,686,565	8,479,824
Hang Seng Index Futures	61	March 2013	8,873,182	9,034,066	160,884
MSCI EAFE Mini Index Futures	10	March 2013	818,286	829,450	11,164
S&P 500 E Mini Index Futures	1,233	March 2013	88,851,811	93,294,945	4,443,134
S&P Mid Cap 400 E Mini Index Futures	1,177	March 2013	118,771,451	129,670,090	10,898,639
S&P TSE 60 Index Futures	246	March 2013	33,612,751	35,194,996	1,582,245
Topix Index Futures	482	March 2013	44,090,238	50,493,257	6,403,019

					$34,169,640

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	44,464	EUR	34,344	3/15/13	$377,317
Barclays Bank PLC Wholesale	CAD	1,651	USD	1,674	3/15/13	73,505
Barclays Bank PLC Wholesale	JPY	3,457,367	USD	41,113	3/15/13	3,809,978
Barclays Bank PLC Wholesale	USD	16,077	EUR	11,957	3/15/13	(465,625)
Barclays Bank PLC Wholesale	USD	39,492	GBP	24,556	3/15/13	(2,241,156)

216	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	CHF	4,818	USD	5,279	3/15/13	$138,039
Citibank, NA	GBP	1,592	USD	2,564	3/15/13	148,609
Citibank, NA	USD	41,603	EUR	31,840	3/15/13	(31,161)
Citibank, NA	USD	5,999	GBP	3,964	6/13/13	12,141
Credit Suisse International	USD	33,462	JPY	2,749,862	3/15/13	(3,792,508)
Deutsche Bank AG London	USD	2,477	AUD	2,395	3/15/13	(32,457)
Deutsche Bank AG London	USD	2,160	JPY	180,297	3/15/13	(214,208)
Goldman Sachs Capital Markets LP	JPY	512,486	USD	5,570	3/15/13	41,025
Goldman Sachs Capital Markets LP	USD	62,549	GBP	38,888	3/15/13	(3,557,558)
Goldman Sachs Capital Markets LP	USD	33,509	JPY	2,753,437	3/15/13	(3,801,516)
HSBC BankUSA	EUR	11,108	USD	14,690	3/15/13	186,588
Morgan Stanley & Co., Inc.	CAD	15,242	USD	15,091	3/15/13	315,562
Morgan Stanley & Co., Inc.	EUR	2,563	USD	3,356	3/15/13	9,836
Royal Bank of Canada	EUR	1,981	USD	2,579	3/15/13	(7,899)
Royal Bank of Canada	USD	51,037	CAD	50,509	3/15/13	(2,073,726)
Royal Bank of Scotland PLC	USD	12,824	CHF	11,852	3/15/13	(177,840)
Royal Bank of Scotland PLC	USD	4,216	GBP	2,683	3/15/13	(145,848)
State Street Bank & Trust Co.	USD	5,744	CHF	5,323	3/15/13	(63,776)
State Street Bank & Trust Co.	USD	2,795	EUR	2,121	3/15/13	(25,744)
State Street Bank & Trust Co.	USD	3,010	JPY	262,044	3/15/13	(182,801)
UBS AG	USD	16,570	CHF	15,442	3/15/13	(92,990)
UBS AG	USD	23,475	JPY	2,129,390	3/15/13	(500,385)
Westpac Banking Corp.	USD	14,658	AUD	14,065	3/15/13	(303,326)

						$(12,597,924)

TOTAL RETURN SWAP CONTRACTS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Russell 2000 Total Return Index	5,111	0.21%	$21,699	10/15/13	Bank of America, NA	$(271,023)
Receive	Russell 2000 Total Return Index	10,376	0.21%	44,053	12/16/13	Bank of America, NA	(552,171)
Receive	Russell 2000 Total Return Index	25	0.21%	106	3/15/13	Deutsche Bank AG	(1,329)
Receive	Russell 2000 Total Return Index	3,533	0.21%	15,000	3/15/13	JPMorgan Chase Bank, NA	(187,846)
Receive	Russell 2000 Total Return Index	244	0.21%	1,036	6/17/13	Morgan Stanley Capital Services LLC	(12,943)
Receive	MSCI Emerging Markets Index	162,739	0.66%	69,412	12/23/13	UBS AG	(754,231)
Receive	Russell 2000 Total Return Index	1,097	0.21%	4,657	9/16/13	UBS AG	(58,182)
Receive	Russell 2000 Total Return Index	1,085	0.21%	4,607	9/16/13	UBS AG	(57,555)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	217

Volatility Management Portfolio—Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Russell 2000 Total Return Index	1,012	0.21%	$4,297	10/15/13	UBS AG	$(53,702)
Receive	Russell 2000 Total Return Index	883	0.21%	3,749	10/15/13	UBS AG	(46,965)
Receive	Russell 2000 Total Return Index	528	0.21%	2,242	10/15/13	UBS AG	(28,123)
Receive	Russell 2000 Total Return Index	5,797	0.20%	24,612	2/18/14	UBS AG	(308,506)

							$(2,332,576)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $6,580,447.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

USD – United States Dollar

Glossary:

FTSE – Financial Times Stock Exchange

REG – Registered Shares

REIT – Real Estate Investment Trust

See notes to financial statements.

218	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 28, 2013 (unaudited)

	U.S. Value		U.S. Large Cap Growth		International Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $951,840,711, $848,904,887 and $885,588,934, respectively)(a)	$1,141,498,649		$1,083,627,347		$955,048,216
Affiliated issuers (cost $17,368,126, $72,912,631 and $59,010,741, – including investment of cash collateral for securities loaned of $13,342,427, $2,651,373 and $27,331,840, respectively)	17,368,126		72,912,631		59,010,741
Cash(b)	– 0	–	– 0	–	868,685
Foreign currencies, at value (cost $0, $0 and $2,154,218, respectively)	– 0	–	– 0	–	2,133,593
Receivable for investment securities sold	21,067,868		9,888,307		2,832,338
Dividends and interest receivable	4,309,276		539,592		3,744,404
Receivable for shares of beneficial interest sold	4,012		22,902		18,501
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	7,262,939
Receivable for variation margin on futures contracts	– 0	–	– 0	–	84,189

Total assets	1,184,247,931		1,166,990,779		1,031,003,606

Liabilities
Payable for collateral received on securities loaned	13,342,427		2,651,373		27,331,840
Payable for investment securities purchased and foreign currency transactions	3,370,831		555,930		16,981,196
Payable for shares of beneficial interest redeemed	1,658,739		1,013,887		29,156
Unrealized depreciation of forward currency exchange contracts	– 0	–	– 0	–	5,941,036
Accrued expenses and other liabilities	74,574		63,678		75,255

Total liabilities	18,446,571		4,284,868		50,358,483

Net Assets	$1,165,801,360		$1,162,705,911		$980,645,123

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	219

Statement of Assets & Liabilities

	U.S. Value	U.S. Large Cap Growth	International Value
Composition of Net Assets
Paid-in capital	$1,565,770,615	$919,421,435	$1,412,523,303
Undistributed net investment income	5,725,119	2,333,059	9,247,374
Accumulated net realized gain (loss) on investment and foreign currency transactions	(595,352,312)	6,228,957	(511,773,359)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	189,657,938	234,722,460	70,647,805

Net Assets	$1,165,801,360	$1,162,705,911	$980,645,123

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	118,312,939	87,896,301	135,403,519

Net Asset Value	$9.85	$13.23	$7.24

(a)	Includes securities on loan with a value of $12,938,051, $2,650,368 and $26,036,635, respectively (see Note D).

(b)	An amount of $711,351 has been segregated to collateralize margin requirements for open futures contracts outstanding at February 28, 2013 for the International Value Portfolio.

See notes to financial statements.

220	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	International Growth		Short Duration Bond		Global Core Bond
Assets
Investments in securities, at value
Unaffiliated issuers (cost $874,950,918, $901,610,362 and $1,050,229,089, respectively)(a)	$963,802,146		$903,781,401		$1,086,757,036
Affiliated issuers (cost $15,874,482, $72,993,769 and $61,548,897, – including investment of cash collateral for securities loaned of $10,882,706, $0 and $0, respectively)	15,874,482		72,993,769		61,548,897
Cash(b)	– 0	–	390,124		529,600
Foreign currencies, at value (cost $1,272,690, $0 and $95,804, respectively)	1,279,188		– 0	–	95,672
Unrealized appreciation of forward currency exchange contracts	9,102,013		777,410		2,048,053
Receivable for investment securities sold	2,368,723		504,766		943,589
Dividends and interest receivable	2,269,050		1,824,422		10,626,538
Receivable for shares of beneficial interest sold	242,639		94,006		410,929
Unrealized appreciation on cross currency swap contracts	– 0	–	52,575		– 0	–

Total assets	994,938,241		980,418,473		1,162,960,314

Liabilities
Due to custodian	– 0	–	1,861		– 0	–
Payable for collateral received on securities loaned	10,882,706		– 0	–	– 0	–
Unrealized depreciation of forward currency exchange contracts	6,520,634		140,310		893,870
Payable for investment securities purchased	72,516		34,338,392		78,032,967
Premium received on cross currency swap contracts	– 0	–	1,712		– 0	–
Payable for shares of beneficial interest redeemed	453		59,255		216,052
Payable for variation margin on futures contracts	– 0	–	44,492		26,812
Accrued expenses and other liabilities	52,855		64,531		69,177

Total liabilities	17,529,164		34,650,553		79,238,878

Net Assets	$977,409,077		$945,767,920		$1,083,721,436

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	221

Statement of Assets & Liabilities

	International Growth	Short Duration Bond	Global Core Bond
Composition of Net Assets
Paid-in capital	$1,318,119,444	$1,014,672,607	$1,034,467,628
Undistributed/(distributions in excess of) net investment income	7,189,677	(2,210,528)	8,615,812
Accumulated net realized gain (loss) on investment and foreign currency transactions	(439,415,189)	(69,237,623)	3,179,858
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	91,515,145	2,543,464	37,458,138

Net Assets	$977,409,077	$945,767,920	$1,083,721,436

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	118,901,352	99,539,460	102,519,872

Net Asset Value	$8.22	$9.50	$10.57

(a)	Includes securities on loan with a value of $10,442,667 for the International Growth Portfolio (see Note D).

(b)	Amounts of $390,124 and $529,600 have been segregated to collateralize margin requirements for open futures contracts outstanding at February 28, 2013 for the Short Duration Bond Portfolio and Global Core Bond Portfolio, respectively.

See notes to financial statements.

222	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Bond Inflation Protection		High-Yield	Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,023,016,723, $361,649,219 and $261,800,413, respectively)(a)	$1,089,266,768		$388,343,640	$321,865,085
Affiliated issuers (cost $0, $5,524,468 and $11,669,195, – including investment of cash collateral for securities loaned of $0, $0 and $8,851,935, respectively)	– 0	–	5,524,468	11,669,195
Cash(b)(c)	5,841,085		9,826,903	– 0	–
Foreign currencies, at value (cost $0, $325,203 and $0, respectively)	– 0	–	324,755	– 0	–
Dividends and interest receivable	3,973,410		6,372,259	385,948
Receivable for investment securities sold	440,841		9,013,033	2,677,909
Unrealized appreciation of forward currency exchange contracts	235,189		86,501	– 0	–
Unrealized appreciation on interest rate swap contracts	205,234		137,540	– 0	–
Unrealized appreciation on credit default swap contracts	94,084		3,239,624	– 0	–
Premium paid on credit default swap contracts	81,776		1,448,035	– 0	–
Receivable for shares of beneficial interest sold	24,601		166,618	37,060
Unrealized appreciation on dividend swap contracts	– 0	–	40,424	– 0	–
Receivable for variation margin on futures contracts	– 0	–	29,492	– 0	–

Total assets	1,100,162,988		424,553,292	336,635,197

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	223

Statement of Assets & Liabilities

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Liabilities
Payable reverse repurchase agreements	$315,387,556		$25,155,398		$	– 0	–
Payable for investment securities purchased	4,268,110		5,870,503			957,540
Unrealized depreciation on interest rate swap contracts	1,970,286		445,357			– 0	–
Payable for shares of beneficial interest redeemed	215,492		22,721			62,631
Unrealized depreciation of forward currency exchange contracts	134,931		106,585			– 0	–
Premium received on credit default swap contracts	68,631		3,544,912			– 0	–
Payable for variation margin on futures contracts	47,391		– 0	–		– 0	–
Unrealized depreciation on credit default swap contracts	– 0	–	2,743,625			– 0	–
Options written, at value (premiums received $0, $747,159 and $0, respectively)	– 0	–	1,101,059			– 0	–
Swaptions written, at value (premiums received $0, $399,958 and $0, respectively)	– 0	–	44,589			– 0	–
Unrealized depreciation on total return swap contracts	– 0	–	28,552			– 0	–
Payable for collateral received on securities loaned	– 0	–	– 0	–		8,851,935
Accrued expenses	52,428		58,539			47,695

Total liabilities	322,144,825		39,121,840			9,919,801

Net Assets	$778,018,163		$385,431,452			$326,715,396

224	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Bond Inflation Protection	High-Yield	Small-Mid Cap Value
Composition of Net Assets
Paid-in capital	$706,039,902	$389,183,778	$264,108,419
Undistributed/(distributions in excess of) net investment income	(7,537,705)	4,429,847	607,372
Accumulated net realized gain (loss) on investment and foreign currency transactions	15,019,130	(35,088,624)	1,934,933
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	64,496,836	26,906,451	60,064,672

Net Assets	$778,018,163	$385,431,452	$326,715,396

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	72,112,343	36,508,110	27,387,850

Net Asset Value	$10.79	$10.56	$11.93

(a)	Includes securities on loan with a value of $8,582,458 for the Small-Mid Cap Value Portfolio (see Note D).

(b)	Amounts of $570,150 and $463,190 have been segregated to collateralize margin requirements for open futures contracts outstanding at February 28, 2013 for the Bond Inflation Protection Portfolio and High-Yield Portfolio, respectively.

(c)	An amount of $8,363,000 has been segregated to collateralize OTC derivatives outstanding at February 28, 2013 for the High-Yield Portfolio.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	225

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Assets
Investments in securities, at value
Unaffiliated issuers (cost $230,607,582, $1,071,972,156 and $822,608,977, respectively)(a)	$320,459,707		$1,104,742,193		$896,525,942
Affiliated issuers (cost $27,810,596, $112,933,529 and $762,428,143, – including investment of cash collateral for securities loaned of $24,809,497, $22,386,798 and $10,823,132, respectively)	27,810,596		112,933,529		762,428,143
Cash(b)(c)	– 0	–	20,559,762		11,206,209
Foreign currencies, at value (cost $0, $1,826,405 and $22,867,428, respectively)(d)	– 0	–	1,804,334		22,584,012
Receivable for investment securities sold	6,481,170		4,239,944		263
Dividends and interest receivable	81,481		2,549,670		1,847,730
Other asset	79,945		– 0	–	– 0	–
Receivable for shares of beneficial interest sold	9,421		186,388		234,397
Unrealized appreciation of forward currency exchange contracts	– 0	–	3,384,161		5,112,600
Receivable for variation margin on futures contracts	– 0	–	32,243		345,506
Receivable for terminated total return swap contracts	– 0	–	– 0	–	125,814

Total assets	354,922,320		1,250,432,224		1,700,410,616

226	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Liabilities
Payable for collateral received on securities loaned	$24,809,497		$22,386,798		$10,823,132
Payable for investment securities purchased and foreign currency transactions	1,890,424		72,436,326		– 0	–
Payable for shares of beneficial interest redeemed	366,924		– 0	–	177,714
Unrealized depreciation on total return swap contracts	– 0	–	8,253,661		2,332,576
Unrealized depreciation of forward currency exchange contracts	– 0	–	2,158,752		17,710,524
Unrealized depreciation on interest rate swap contracts	– 0	–	285,719		– 0	–
Options written, at value (premiums received $0, $404,238 and $0, respectively)	– 0	–	229,100		– 0	–
Unrealized depreciation on inflation swap contracts	– 0	–	10,541		– 0	–
Transfer Agent fee payable	– 0	–	8,968		– 0	–
Administrative fee payable	– 0	–	– 0	–	28,125
Accrued expenses and other liabilities	48,931		217,011		58,606

Total liabilities	27,115,776		105,986,876		31,130,677

Net Assets	$327,806,544		$1,144,445,348		$1,669,279,939

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	227

Statement of Assets & Liabilities

	Small-Mid Cap Growth	Multi-Asset Real Return*	Volatility Management
Composition of Net Assets
Paid-in capital	$227,934,032	$1,396,881,208	$1,549,803,160
Distributions in excess of net investment income	(103,082)	(4,916,976)	(8,313,746)
Accumulated net realized gain (loss) on investment and foreign currency transactions	10,123,469	(273,284,752)	34,931,009
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	89,852,125	25,765,868	92,859,516

Net Assets	$327,806,544	$1,144,445,348	$1,669,279,939

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	28,300,643	132,416,658	153,042,015

Net Asset Value	$11.58	$8.64	$10.91

*	Consolidated (see Note A).

(a)	Includes securities on loan with a value of $24,157,884, $21,295,083 and $10,329,524, respectively (see Note D).

(b)	An amount of $1,500,000 has been segregated to collateralize OTC derivatives outstanding at February 28, 2013 for the Volatility Management Portfolio.

(c)	An amount of $9,706,209 has been segregated to collateralize margin requirements for open futures contracts outstanding at February 28, 2013 for the Volatility Management Portfolio.

(d)	An amount equivalent to $22,363,043 has been segregated to collateralize margin requirements for open futures contracts outstanding at February 28, 2013 for the Volatility Management Portfolio.

See notes to financial statements.

228	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2013 (unaudited)

	U.S. Value		U.S. Large Cap Growth		International Value
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $182,263, $0 and $1,339,718, respectively)	$15,958,891		$5,828,358		$10,882,521
Affiliated issuers	15,647		30,484		28,342
Interest	– 0	–	108		2,336
Securities lending income	100,795		61,157		548,113

Total income	16,075,333		5,920,107		11,461,312

Expenses
Custodian	86,525		86,624		131,841
Audit	18,778		18,774		20,540
Legal	16,402		16,880		17,172
Trustees’ fees	2,349		2,353		2,352
Printing	2,082		2,242		2,204
Registration fees	– 0	–	531		393
Miscellaneous	18,489		11,081		78,256

Total expenses	144,625		138,485		252,758

Net investment income	15,930,708		5,781,622		11,208,554

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	46,760,716		55,016,370		(44,045,282	)(a)
Futures contracts	– 0	–	– 0	–	1,198,397
Foreign currency transactions	– 0	–	– 0	–	21,818,737
Net change in unrealized appreciation/depreciation of:
Investments	96,186,353		29,171,061		152,859,979	(b)
Futures contracts	– 0	–	– 0	–	(751,756)
Foreign currency denominated assets and liabilities	– 0	–	– 0	–	2,410,674

Net gain on investment and foreign currency transactions	142,947,069		84,187,431		133,490,749

Net Increase in Net Assets from Operations	$158,877,777		$89,969,053		$144,699,303

(a)	Net of foreign capital gains taxes of $241,033.

(b)	Net of decrease in accrued foreign capital gains taxes of $22,581.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	229

Statement of Operations

	International Growth		Short Duration Bond			Global Core Bond
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $322,074, $0 and $0, respectively)	$8,397,336		$	– 0	–	$	– 0	–
Affiliated issuers	43,243			29,482			20,041
Interest	37,787			4,664,453			15,401,584
Securities lending income	436,399			– 0	–		– 0	–

Total income	8,914,765			4,693,935			15,421,625

Expenses
Custodian	125,710			86,310			118,236
Audit	20,535			21,649			21,649
Legal	17,347			17,005			20,466
Trustees’ fees	2,357			2,353			2,353
Printing	2,296			835			1,950
Registration fees	– 0	–		– 0	–		69
Miscellaneous	19,604			10,414			13,655

Total expenses	187,849			138,566			178,378

Net investment income	8,726,916			4,555,369			15,243,247

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(22,284,879)			1,607,236			3,555,240
Futures contracts	– 0	–		(397,923)			809,294
Options written	2,768,429			– 0	–		– 0	–
Swap contracts	– 0	–		6,634			– 0	–
Foreign currency transactions	(6,566,615)			(637,598)			5,253,808
Net change in unrealized appreciation/depreciation of:
Investments	110,540,915			(2,488,850)			(16,935,821)
Futures contracts	– 0	–		(348,837)			178,742
Options written	(2,449,013)			– 0	–		– 0	–
Swap contracts	– 0	–		(122,581)			– 0	–
Foreign currency denominated assets and liabilities	3,617,464			741,794			7,897,924

Net gain (loss) on investment and foreign currency transactions	85,626,301			(1,640,125)			759,187

Net Increase in Net Assets from Operations	$94,353,217			$2,915,244			$16,002,434

See notes to financial statements.

230	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Investment Income
Interest	$7,098,575		$14,084,774		$	– 0	–
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $0, $365 and $0, respectively)	– 0	–	591,836			3,030,717
Affiliated issuers	5,096		2,658			7,023
Securities lending income	– 0	–	– 0	–		51,749

Total income	7,103,671		14,679,268			3,089,489

Expenses
Custodian	84,277		104,572			47,131
Audit	23,571		28,375			18,894
Legal	17,184		17,001			17,184
Trustees’ fees	2,353		2,353			2,352
Printing	1,585		1,586			2,134
Registration fees	– 0	–	364			– 0	–
Miscellaneous	10,097		3,095			4,854

Total expenses before interest expense	139,067		157,346			92,549
Interest expense	426,496		– 0	–		– 0	–

Total expenses	565,563		157,346			92,549

Net investment income	6,538,108		14,521,922			2,996,940

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	15,845,140		3,222,374			11,780,880
Futures contracts	195,922		(3,867)			– 0	–
Options written	– 0	–	(60,331)			– 0	–
Swaptions written	– 0	–	1,290,288			– 0	–
Swap contracts	(361,642)		431,267			– 0	–
Foreign currency transactions	1,137,238		(440,708)			– 0	–
Net change in unrealized appreciation/depreciation of:
Investments	(7,233,661)		8,116,113			38,915,571
Futures contracts	356,410		21,181			– 0	–
Options written	– 0	–	(353,900)			– 0	–
Swaptions written	– 0	–	(532,231)			– 0	–
Swap contracts	1,549,697		1,053,073			– 0	–
Foreign currency denominated assets and liabilities	386,537		581,519			– 0	–

Net gain on investment and foreign currency transactions	11,875,641		13,324,778			50,696,451

Net Increase in Net Assets from Operations	$18,413,749		$27,846,700			$53,693,391

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	231

Statement of Operations

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $0, $430,771 and $141,929, respectively)	$1,151,602		$6,014,045		$10,328,414
Affiliated issuers	17,553		54,587		590,936
Interest	– 0	–	(1,647,076)		25,478
Securities lending income	134,538		143,043		55,126

Total income	1,303,693		4,564,599		10,999,954

Expenses
Transfer agency—Class A	– 0	–	5,728		– 0	–
Custodian	55,024		142,597		166,324
Legal	24,856		22,128		17,253
Audit	19,308		26,378		24,566
Trustees’ fees	2,353		2,353		2,307
Printing	2,022		2,021		2,062
Registration fees	362		– 0	–	131
Administrative	– 0	–	– 0	–	24,822
Miscellaneous	4,431		7,047		31,290

Total expenses	108,356		208,252		268,755

Net investment income	1,195,337		4,356,347		10,731,199

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	20,409,174		10,425,222	(a)	13,630,293
Futures contracts	– 0	–	(1,180,388)		31,105,891
Options written	– 0	–	1,246,492		661,437
Swap contracts	– 0	–	(2,832,195)		16,473,008
Foreign currency transactions	– 0	–	(1,258,876)		2,935,052
Net change in unrealized appreciation/depreciation of:
Investments	11,201,566		18,306,993	(b)	53,997,076
Futures contracts	– 0	–	(1,424,569)		16,263,575
Options written	– 0	–	(184,728)		– 0	–
Swap contracts	– 0	–	(12,375,641)		(2,964,480)
Foreign currency denominated assets and liabilities	– 0	–	2,458,975		(17,134,546)

Net gain on investment and foreign currency transactions	31,610,740		13,181,285		114,967,306

Net Increase in Net Assets from Operations	$32,806,077		$17,537,632		$125,698,505

*	Consolidated (see Note A).

(a)	Net of foreign capital gains taxes of $13,875.

(b)	Net of increase in accrued foreign capital gains taxes of $135,480.

See notes to financial statements.

232	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	U.S. Value
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012
Increase in Net Assets from Operations
Net investment income	$15,930,708	$37,591,315
Net realized gain on investment transactions	46,760,716	55,791,826
Net change in unrealized appreciation/depreciation of investments	96,186,353	74,952,806

Net increase in net assets from operations	158,877,777	168,335,947
Dividends to Shareholders from
Net investment income	(16,746,389)	(42,821,254)
Transactions in Shares of Beneficial Interest
Net decrease	(149,566,502)	(895,071,723)

Total decrease	(7,435,114)	(769,557,030)
Net Assets
Beginning of period	1,173,236,474	1,942,793,504

End of period (including undistributed net investment income of $5,725,119 and $6,540,800, respectively)	$1,165,801,360	$1,173,236,474

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	233

Statement of Changes in Net Assets

	U.S. Large Cap Growth
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012
Increase in Net Assets from Operations
Net investment income	$5,781,622	$15,024,694
Net realized gain on investment and foreign currency transactions	55,016,370	209,772,710
Net change in unrealized appreciation/depreciation of investments	29,171,061	1,425,472

Net increase in net assets from operations	89,969,053	226,222,876
Dividends to Shareholders from
Net investment income	(5,111,580)	(20,454,820)
Transactions in Shares of Beneficial Interest
Net decrease	(94,986,933)	(985,778,939)

Total decrease	(10,129,460)	(780,010,883)
Net Assets
Beginning of period	1,172,835,371	1,952,846,254

End of period (including undistributed net investment income of $2,333,059 and $1,663,017, respectively)	$1,162,705,911	$1,172,835,371

See notes to financial statements.

234	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	International Value
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,208,554	$35,688,125
Net realized loss on investment and foreign currency transactions	(21,028,148)	(87,968,915)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	154,518,897	(10,320,329)

Net increase (decrease) in net assets from operations	144,699,303	(62,601,119)
Dividends to Shareholders from
Net investment income	(20,003,192)	(18,401,328)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(129,696,034)	82,828,281

Total increase (decrease)	(4,999,923)	1,825,834
Net Assets
Beginning of period	985,645,046	983,819,212

End of period (including undistributed net investment income of $9,247,374 and $18,042,012, respectively)	$980,645,123	$985,645,046

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	235

Statement of Changes in Net Assets

	International Growth
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,726,916	$23,700,412
Net realized loss on investment and foreign currency transactions	(26,083,065)	(72,753,927)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	111,709,366	(21,975,724)

Net increase (decrease) in net assets from operations	94,353,217	(71,029,239)
Dividends to Shareholders from
Net investment income	(7,559,047)	(17,085,762)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(108,126,991)	64,880,967

Total decrease	(21,332,821)	(23,234,034)
Net Assets
Beginning of period	998,741,898	1,021,975,932

End of period (including undistributed net investment income of $7,189,677 and $6,021,808, respectively)	$977,409,077	$998,741,898

See notes to financial statements.

236	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Short Duration Bond
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,555,369	$12,197,222
Net realized gain (loss) on investment transactions	578,349	(1,832,248)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,218,474)	989,198

Net increase in net assets from operations	2,915,244	11,354,172
Dividends to Shareholders from
Net investment income	(9,027,312)	(15,303,830)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	19,091,782	(349,000,650)

Total increase (decrease)	12,979,714	(352,950,308)
Net Assets
Beginning of period	932,788,206	1,285,738,514

End of period (including distributions in excess of net investment income of ($2,210,528) and undistributed net investment income of $2,261,415, respectively)	$945,767,920	$932,788,206

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	237

Statement of Changes in Net Assets

	Global Core Bond
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$15,243,247	$37,203,021
Net realized gain on investment and foreign currency transactions	9,618,342	55,294,127
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(8,859,155)	(10,684,386)

Net increase in net assets from operations	16,002,434	81,812,762
Dividends and Distributions to Shareholders from
Net investment income	(23,030,864)	(39,383,515)
Net realized gain on investment transactions	(35,073,150)	(32,616,025)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	1,616,175	(192,868,890)

Total decrease	(40,485,405)	(183,055,668)
Net Assets
Beginning of period	1,124,206,841	1,307,262,509

End of period (including undistributed net investment income of $8,615,812 and $16,403,429, respectively)	$1,083,721,436	$1,124,206,841

See notes to financial statements.

238	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Bond Inflation Protection
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,538,108	$26,396,898
Net realized gain on investment and foreign currency transactions	16,816,658	18,586,980
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,941,017)	3,860,862

Net increase in net assets from operations	18,413,749	48,844,740
Dividends and Distributions to Shareholders from
Net investment income	(35,403,908)	(43,265,419)
Net realized gain on investment transactions	(12,050,946)	(12,914,162)
Transactions in Shares of Beneficial Interest
Net increase	14,337,817	87,325,784

Total increase (decrease)	(14,703,288)	79,990,943
Net Assets
Beginning of period	792,721,451	712,730,508

End of period (including distributions in excess of net investment income of ($7,537,705) and undistributed net investment income of $21,328,095, respectively)	$778,018,163	$792,721,451

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	239

Statement of Changes in Net Assets

	High-Yield
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012
Increase in Net Assets from Operations
Net investment income	$14,521,922	$32,806,023
Net realized gain on investment and foreign currency transactions	4,439,023	9,559,448
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	8,885,755	11,489,306

Net increase in net assets from operations	27,846,700	53,854,777
Dividends to Shareholders from
Net investment income	(18,403,170)	(29,996,780)
Transactions in Shares of Beneficial Interest
Net decrease	(21,220,003)	(109,072,726)

Total decrease	(11,776,473)	(85,214,729)
Net Assets
Beginning of period	397,207,925	482,422,654

End of period (including undistributed net investment income of $4,429,847 and $8,311,095, respectively)	$385,431,452	$397,207,925

See notes to financial statements.

240	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Small-Mid Cap Value
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012
Increase in Net Assets from Operations
Net investment income	$2,996,940	$5,604,192
Net realized gain on investment transactions	11,780,880	35,803,404
Net change in unrealized appreciation/depreciation of investments	38,915,571	13,884,317

Net increase in net assets from operations	53,693,391	55,291,913
Dividends and Distributions to Shareholders from
Net investment income	(5,106,288)	(4,570,365)
Net realized gain on investment transactions	(39,201,880)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(11,419,296)	(219,021,030)

Total decrease	(2,034,073)	(168,299,482)
Net Assets
Beginning of period	328,749,469	497,048,951

End of period (including undistributed net investment income of $607,372 and $2,716,720, respectively)	$326,715,396	$328,749,469

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	241

Statement of Changes in Net Assets

	Small-Mid Cap Growth
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,195,337	$2,118,737
Net realized gain on investment transactions	20,409,174	76,734,106
Net change in unrealized appreciation/depreciation of investments	11,201,566	(9,471,749)

Net increase in net assets from operations	32,806,077	69,381,094
Dividends and Distributions to Shareholders from
Net investment income	(1,738,071)	(2,298,494)
Net realized gain on investment transactions	(64,602,314)	(124,716,703)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	32,706,591	(118,667,468)

Total decrease	(827,717)	(176,301,571)
Net Assets
Beginning of period	328,634,261	504,935,832

End of period (including distributions in excess of net investment income of ($103,082) and undistributed net investment income of $439,652, respectively)	$327,806,544	$328,634,261

See notes to financial statements.

242	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Multi-Asset Real Return*
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,356,347	$13,667,157
Net realized gain (loss) on investment and foreign currency transactions	6,400,255	(13,874,152)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	6,781,030	(9,795,624)

Net increase (decrease) in net assets from operations	17,537,632	(10,002,619)
Dividends to Shareholders from
Net investment income	(23,613,602)	(34,377,414)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	602,592,639	(344,972,619)

Total increase (decrease)	596,516,669	(389,352,652)
Net Assets
Beginning of period	547,928,679	937,281,331

End of period (including distributions in excess of net investment income of ($4,916,976) and undistributed net investment income of $14,340,279, respectively)	$1,144,445,348	$547,928,679

*	Consolidated (see Note A).

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	243

Statement of Changes in Net Assets

	Volatility Management
	Six Months Ended February 28, 2013 (unaudited)		Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,731,199		$9,403,203
Net realized gain (loss) on investment and foreign currency transactions	64,805,681		(27,859,000)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	50,161,625		42,501,308

Net increase in net assets from operations	125,698,505		24,045,511
Dividends and Distributions to Shareholders from
Net investment income	(18,808,069)		(5,546,626)
Net realized gain on investment transactions	– 0	–	(24,959,819)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(125,892,337)		1,410,360,256

Total increase (decrease)	(19,001,901)		1,403,899,322
Net Assets
Beginning of period	1,688,281,840		284,382,518

End of period (including distributions in excess of net investment income of ($8,313,746) and ($236,876), respectively)	$1,669,279,939		$1,688,281,840

See notes to financial statements.

244	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended February 28, 2013 (unaudited)

	Bond Inflation Protection*
Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received	$10,974,768
Interest expense paid	(426,496)
Operating expenses paid	(166,829)
Purchases of long-term investments	(270,984,573)
Proceeds from disposition of long-term investments	308,076,030
Proceeds from disposition of short-term investments, net	3,510,917
Payments on swap contracts, net	(543,444)
Variation margin paid on futures contracts	284,176

Net increase in cash from operating activities		$50,724,549
Financing Activities:
Subscriptions of beneficial interest, net	(33,015,906)
Increase in reverse repurchase agreements	(13,958,163)

Net decrease in cash from financing activities		(46,974,069)
Effect of exchange rate on cash		1,189,008

Net increase in cash		4,939,488
Cash at beginning of period		901,597

Cash at end of period		$5,841,085

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$18,413,749
Adjustments:
Increase in interest and dividends receivable	$279,941
Net accretion of bond discount and amortization of bond premium	4,188,646
Inflation Index Income	(597,490)
Decrease in accrued expenses	(27,762)
Purchases of long-term investments	(270,984,573)
Proceeds from disposition of long-term investments	308,076,030
Proceeds from disposition of short-term investments, net	3,510,917
Payments on swap contracts, net	(543,444)
Variation margin paid on futures contracts	284,176
Net realized gain on investment and foreign currency transactions	(16,816,658)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	4,941,017

Total adjustments		32,310,800

Net increase in cash from operating activities		$50,724,549

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investments in reverse purchase agreements throughout the period.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	245

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

February 28, 2013 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of twelve separate series: AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Global Core Bond Portfolio, AllianceBernstein Bond Inflation Protection Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Return Portfolio and AllianceBernstein Volatility Management Portfolio (collectively, the “Portfolios”). As part of AllianceBernstein Multi-Asset Real Return Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was incorporated and commenced operations on October 18, 2010. The Multi-Asset Real Return Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of February 28, 2013, net assets of the Multi-Asset Real Return Portfolio were $1,144,445,348, of which $233,461,463, or approximately 20.40%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements and portfolio of investments of AllianceBernstein Multi-Asset Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

246	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	247

Notes to Financial Statements

to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolios value their securities which may materially affect the value of securities trading in such markets.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded

248	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	249

Notes to Financial Statements

typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of February 28, 2013:

U.S. Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$1,141,498,649		$	– 0	–	$	– 0	–	$1,141,498,649
Short-Term Investments	4,025,699			– 0	–		– 0	–	4,025,699
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	13,342,427			– 0	–		–0	–	13,342,427

Total Investments in Securities	1,158,866,775			– 0	–		– 0	–	1,158,866,775
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$1,158,866,775		$	– 0	–	$	– 0	–	$1,158,866,775

U.S. Large Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$1,083,627,347		$	– 0	–	$	– 0	–	$1,083,627,347
Short-Term Investments	70,261,258			– 0	–		– 0	–	70,261,258
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,651,373			– 0	–		– 0	–	2,651,373

Total Investments in Securities	1,156,539,978			– 0	–		– 0	–	1,156,539,978
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$1,156,539,978		$	– 0	–	$	– 0	–	$1,156,539,978

250	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

International Value Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$32,351,769		$202,122,995			– 0	–	$234,474,764
Consumer Discretionary	13,662,559		129,623,316			– 0	–	143,285,875
Energy	35,869,830		73,634,140			– 0	–	109,503,970
Materials	42,514,435		59,162,409			– 0	–	101,676,844
Industrials	– 0	–	85,611,666			– 0	–	85,611,666
Health Care	– 0	–	74,211,340			– 0	–	74,211,340
Information Technology	– 0	–	69,183,738			– 0	–	69,183,738
Consumer Staples	4,235,149		60,664,909			– 0	–	64,900,058
Telecommunication Services	6,050,579		45,232,898			– 0	–	51,283,477
Utilities	– 0	–	20,916,484			– 0	–	20,916,484
Short-Term Investments	31,678,901		– 0	–		– 0	–	31,678,901
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	27,331,840		– 0	–		– 0	–	27,331,840

Total Investments in Securities	193,695,062		820,363,895+			– 0	–	1,014,058,957
Other Financial Instruments** :
Assets:
Forward Currency Exchange Contracts	– 0	–	7,262,939			– 0	–	7,262,939
Liabilities:
Futures Contracts	– 0	–	(77,106)			– 0	–	(77,106	) #
Forward Currency Exchange Contracts	– 0	–	(5,941,036)			– 0	–	(5,941,036)

Total++	$193,695,062		$821,608,692		$	– 0	–	$1,015,303,754

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	251

Notes to Financial Statements

International Growth Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$22,936,720		$252,666,299		$	– 0	–	$275,603,019
Consumer Discretionary	37,564,782		148,500,612			– 0	–	186,065,394
Industrials	9,126,509		148,471,019			– 0	–	157,597,528
Consumer Staples	– 0	–	145,605,250			– 0	–	145,605,250
Information Technology	21,114,587		73,914,344			– 0	–	95,028,931
Materials	– 0	–	34,966,158			– 0	–	34,966,158
Energy	2,843,856		28,151,333			– 0	–	30,995,189
Health Care	2,271,720		17,902,254			– 0	–	20,173,974
Utilities	– 0	–	9,396,116			– 0	–	9,396,116
Corporates – Non-Investment Grades	– 0	–	– 0	–		4,978,248		4,978,248
Warrants	797,107		– 0	–		2,595,232		3,392,339
Short-Term Investments	4,991,776		– 0	–		– 0	–	4,991,776
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	10,882,706		– 0	–		– 0	–	10,882,706

Total Investments in Securities	112,529,763		859,573,385	+		7,573,480		979,676,628
Other Financial Instruments** :
Assets:
Forward Currency Exchange Contracts	– 0	–	9,102,013			– 0	–	9,102,013
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(6,520,634)			– 0	–	(6,520,634)

Total(a)	$112,529,763		$862,154,764			$7,573,480		$982,258,007

252	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Short Duration Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Mortgage Pass-Throughs	$	– 0	–	$280,690,528		$	– 0	–	$280,690,528
Governments – Treasuries		– 0	–	231,442,805			– 0	–	231,442,805
Asset-Backed Securities		2,508,748		129,084,096			7,983,098		139,575,942
Corporates – Investment Grades		3,310,000		113,982,077			– 0	–	117,292,077
Commercial Mortgage-Backed Securities		4,612,610		92,102,731			14,092,904		110,808,245
Collateralized Mortgage Obligations		– 0	–	14,729,374			2,786,507		17,515,881
Governments – Sovereign Agencies		– 0	–	6,455,923			– 0	–	6,455,923
Short-Term Investments		72,993,769		– 0	–		– 0	–	72,993,769

Total Investments in Securities		83,425,127		868,487,534			24,862,509		976,775,170
Other Financial Instruments** :
Assets:
Forward Currency Exchange Contracts		– 0	–	777,410			– 0	–	777,410
Cross Currency Swap Contracts		– 0	–	– 0	–		52,575		52,575
Liabilities:
Futures Contracts		(317,228)		– 0	–		– 0	–	(317,228	) #
Forward Currency Exchange Contracts		– 0	–	(140,310)			– 0	–	(140,310)

Total++		$83,107,899		$869,124,634			$24,915,084		$977,147,617

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	253

Notes to Financial Statements

Global Core Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$395,661,275		$	– 0	–	$395,661,275
Corporates – Investment Grades		– 0	–	339,848,151			– 0	–	339,848,151
Mortgage Pass-Throughs		– 0	–	95,165,281			– 0	–	95,165,281
Governments – Sovereign Agencies		– 0	–	41,462,076			– 0	–	41,462,076
Agencies		– 0	–	40,901,786			– 0	–	40,901,786
Commercial Mortgage-Backed Securities		5,582,510		30,045,220			4,964,265		40,591,995
Asset-Backed Securities		– 0	–	19,692,527			3,353,651		23,046,178
Covered Bonds		– 0	–	20,628,913			– 0	–	20,628,913
Quasi-Sovereigns		– 0	–	16,949,836			– 0	–	16,949,836
Inflation-Linked Securities		– 0	–	11,101,251			– 0	–	11,101,251
Governments – Sovereign Bonds		– 0	–	5,667,026			– 0	–	5,667,026
Supranationals		– 0	–	3,167,550			– 0	–	3,167,550
Local Governments – Municipal Bonds		– 0	–	2,895,520			– 0	–	2,895,520
Emerging Markets – Corporate Bonds		– 0	–	2,143,245			– 0	–	2,143,245
Collateralized Mortgage Obligations		– 0	–	338,735			1,374,764		1,713,499
Short-Term Investments:
Investment Companies		61,548,897		– 0	–		– 0	–	61,548,897
U.S. Treasury Bill		– 0	–	45,813,454			– 0	–	45,813,454

Total Investments in Securities		67,131,407		1,071,481,846			9,692,680		1,148,305,933
Other Financial Instruments** :
Assets:
Forward Currency Exchange Contracts		– 0	–	2,048,053			– 0	–	2,048,053
Liabilities:
Futures Contracts		(175,630)		– 0	–		– 0	–	(175,630	) #
Forward Currency Exchange Contracts		– 0	–	(893,870)			– 0	–	(893,870)

Total++		$66,955,777		$1,072,636,029			$9,692,680		$1,149,284,486

254	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Bond Inflation Protection Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$756,960,263		$	– 0	–	$756,960,263
Corporates – Investment Grades		– 0	–	154,945,755			– 0	–	154,945,755
Asset-Backed Securities		3,966,537		68,577,489			4,056,570		76,600,596
Commercial Mortgage-Backed Securities		– 0	–	41,954,924			5,703,925		47,658,849
Mortgage Pass-Throughs		– 0	–	21,361,538			– 0	–	21,361,538
Corporates – Non-Investment Grades		– 0	–	13,319,643			– 0	–	13,319,643
Quasi-Sovereigns		– 0	–	8,555,375			– 0	–	8,555,375
Agencies		– 0	–	8,239,341			– 0	–	8,239,341
Governments – Sovereign Bonds		– 0	–	1,625,408			– 0	–	1,625,408

Total Investments in Securities		3,966,537		1,075,539,736			9,760,495		1,089,266,768
Other Financial Instruments** :
Assets:
Forward Currency Exchange Contracts		– 0	–	235,189			– 0	–	235,189
Interest Rate Swap Contracts		– 0	–	205,234			– 0	–	205,234
Credit Default Swap Contracts		– 0	–	94,084			– 0	–	94,084
Liabilities:
Futures Contracts		(184,637)		– 0	–		– 0	–	(184,637	) #
Forward Currency Exchange Contracts		– 0	–	(134,931)			– 0	–	(134,931)
Interest Rate Swap Contracts		– 0	–	(1,970,286)			– 0	–	(1,970,286)

Total++		$3,781,900		$1,073,969,026			$9,760,495		$1,087,511,421

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	255

Notes to Financial Statements

High-Yield Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates—Non-Investment Grades	$	– 0	–	$286,236,518		$1,216,432	^	$287,452,950
Corporates—Investment Grades		– 0	–	22,441,403		– 0	–	22,441,403
Bank Loans		371,250		– 0	–	12,955,241		13,326,491
Emerging Markets—Corporate Bonds		– 0	–	11,608,676		427,968		12,036,644
Emerging Markets—Sovereigns		– 0	–	9,085,395		– 0	–	9,085,395
Collateralized Mortgage Obligations		– 0	–	– 0	–	8,141,513		8,141,513
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	7,119,590		7,119,590
Governments—Treasuries		– 0	–	6,502,060		– 0	–	6,502,060
Quasi-Sovereigns		– 0	–	6,329,792		– 0	–	6,329,792
Common Stocks		4,636,401		– 0	–	1,007,267		5,643,668
Preferred Stocks		3,843,567		894,173		– 0	–	4,737,740
Asset-Backed Securities		– 0	–	– 0	–	2,573,265		2,573,265
Local Governments—Municipal Bonds		– 0	–	1,356,837		– 0	–	1,356,837
Options Purchased—Puts		– 0	–	834,269		– 0	–	834,269
Governments—Sovereign Agencies		– 0	–	513,936		– 0	–	513,936
Options Purchased—Calls		– 0	–	248,087		– 0	–	248,087
Warrants		– 0	–	– 0	–	– 0	–^	– 0	–
Short-Term Investments		5,524,468		– 0	–	– 0	–	5,524,468

Total Investments in Securities		14,375,686		346,051,146		33,441,276		393,868,108
Other Financial Instruments** :
Assets:
Futures Contracts		127,389		– 0	–	– 0	–	127,389	#
Forward Currency Exchange Contracts		– 0	–	86,501		– 0	–	86,501
Interest Rate Swap Contracts		– 0	–	137,540		– 0	–	137,540
Credit Default Swap Contracts		– 0	–	3,239,624		– 0	–	3,239,624
Dividend Swap Contracts		– 0	–	40,424		– 0	–	40,424

256	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

High-Yield Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Futures Contracts	$(106,208)		$	– 0	–	$	– 0	–	$(106,208	) #
Forward Currency Exchange Contracts	– 0	–		(106,585)			– 0	–	(106,585)
Call Options Written	– 0	–		(58,538)			– 0	–	(58,538)
Put Options Written	– 0	–		(475,312)			– 0	–	(475,312)
Currency Options Written	– 0	–		(567,209)			– 0	–	(567,209)
Credit Default Swaptions Written	– 0	–		(44,589)			– 0	–	(44,589)
Interest Rate Swap Contracts	– 0	–		(445,357)			– 0	–	(445,357)
Credit Default Swap Contracts	– 0	–		(2,743,625)			– 0	–	(2,743,625)
Total Return Swap Contracts	– 0	–		(28,552)			– 0	–	(28,552)

Total++	$14,396,867			$345,085,468			$33,441,276		$392,923,611

Small-Mid Cap Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$321,865,085		$	– 0	–	$	– 0	–	$321,865,085
Short-Term Investments	2,817,260			– 0	–		– 0	–	2,817,260
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,851,935			– 0	–		– 0	–	8,851,935

Total Investments in Securities	333,534,280			– 0	–		– 0	–	333,534,280
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$333,534,280		$	– 0	–	$	– 0	–	$333,534,280

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	257

Notes to Financial Statements

Small-Mid Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$320,459,707		$	– 0	–	$	– 0	–	$320,459,707
Short-Term Investments	3,001,099			– 0	–		– 0	–	3,001,099
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	24,809,497			– 0	–		– 0	–	24,809,497
Total Investments in Securities	348,270,303			– 0	–		– 0	–	348,270,303
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total++	$348,270,303		$	– 0	–	$	– 0	–	$348,270,303

Multi-Asset Real Return Portfolio***
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Energy	$170,586,587			$103,781,738		$	– 0	–	$274,368,325
Materials	67,720,505			77,519,108			123,923		145,363,536
Equity:Other	33,465,280			66,887,571			– 0	–	100,352,851
Retail	28,525,026			33,462,744			– 0	–	61,987,770
Residential	33,290,003			18,951,590			– 0	–	52,241,593
Office	14,936,711			19,764,354			– 0	–	34,701,065
Lodging	10,503,544			4,206,516			– 0	–	14,710,060
Industrials	7,447,895			4,497,680			– 0	–	11,945,575
Food Beverage & Tobacco	3,555,828			642,901			– 0	–	4,198,729
Inflation-Linked Securities	– 0	–		236,122,584			– 0	–	236,122,584
Options Purchased - Puts	– 0	–		882,506			– 0	–	882,506
Warrants	– 0	–		763,009			– 0	–	763,009
Investment Companies	– 0	–		125,609			– 0	–	125,609
Rights	71,799			– 0	–		– 0	–	71,799
Short-Term Investments:
Investment Companies	90,546,731						– 0	–	90,546,731
U.S. Treasury Bills	– 0	–		100,986,871			– 0	–	100,986,871
Treasury Bills	– 0	–		65,920,311			– 0	–	65,920,311
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	22,386,798			– 0	–		– 0	–	22,386,798

Total Investments in Securities	483,036,707			734,515,092	+		123,923		1,217,675,722

258	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Multi-Asset Real Return Portfolio***
Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments** :
Assets:
Futures Contracts	$1,952,748		$	– 0	–	$	– 0	–	$1,952,748	#
Forward Currency Exchange Contracts	– 0	–		3,384,161			– 0	–	3,384,161
Liabilities:
Futures Contracts	(1,829,774)			– 0	–		– 0	–	(1,829,774	) #
Forward Currency Exchange Contracts	– 0	–		(2,158,752)			– 0	–	(2,158,752)
Put Options Written	– 0	–		(229,100)			– 0	–	(229,100)
Inflation (CPI) Swap Contracts	– 0	–		(10,541)			– 0	–	(10,541)
Interest Rate Swap Contracts				(285,719)			– 0	–	(285,719)
Total Return Swap Contracts	– 0	–		(8,253,661)			– 0	–	(8,253,661)

Total##	$483,159,681			$726,961,480			$123,923		$1,210,245,084

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	259

Notes to Financial Statements

Volatility Management Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$52,322,441		$74,088,705		$	– 0	–	$126,411,146
Information Technology	68,096,920		12,039,077			– 0	–	80,135,997
Industrials	39,600,427		35,691,084			175,323		75,466,834
Consumer Staples	41,352,622		32,586,662			– 0	–	73,939,284
Health Care	45,970,384		27,930,465			– 0	–	73,900,849
Consumer Discretionary	43,057,540		30,013,630			– 0	–	73,071,170
Energy	41,515,147		20,265,562			– 0	–	61,780,709
Materials	12,859,749		26,174,384			– 0	–	39,034,133
Telecommunication Services	10,768,050		13,015,020			– 0	–	23,783,070
Utilities	12,698,390		9,919,939			– 0	–	22,618,329
Equity:Other	8,210,699		5,707,303			– 0	–	13,918,002
Retail	5,915,371		902,311			– 0	–	6,817,682
Residential	5,065,980		1,010,616			– 0	–	6,076,596
Office	2,865,838		1,865,568			– 0	–	4,731,406
Lodging	1,512,534		231,419			– 0	–	1,743,953
Investment Companies	208,548,744		47,207			– 0	–	208,595,951
Rights	1,974		– 0	–		– 0	–	1,974
Warrants	– 0	–	– 0	–		– 0	–^	– 0	–
Short-Term Investments:
Investment Companies	751,605,011		– 0	–		– 0	–	751,605,011
U.S. Treasury Bills	– 0	–	4,498,857			– 0	–	4,498,857
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	10,823,132		– 0	–		– 0	–	10,823,132

Total Investments in Securities	1,362,790,953		295,987,809	+		175,323		1,658,954,085
Other Financial Instruments** :
Assets:
Futures Contracts	16,935,182		17,234,458			– 0	–	34,169,640	#
Forward Currency Exchange Contracts	– 0	–	5,112,600			– 0	–	5,112,600

260	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Volatility Management Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Liabilities:
Forward Currency Exchange Contracts	$	– 0	–	$(17,710,524)	$	– 0	–	$(17,710,524)
Total Return Swap Contracts		– 0	–	(2,332,576)		– 0	–	(2,332,576)

Total##		$1,379,726,135		$298,291,767		$175,323		$1,678,193,225

^	The Portfolio held securities with zero market value at period end.

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

***	Consolidated (see Note A).

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

##	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

(a)	An amount of $12,239,160 was transferred from Level 1 to Level 2 due to insufficient observable inputs during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

International Growth Portfolio	Corporates - Non-Investment Grades			Warrants		Total
Balance as of 8/31/12	$	– 0	–	$1,379,326		$1,379,326
Accrued discounts/(premiums)		3,725		– 0	–	3,725
Realized gain (loss)		– 0	–	– 0	–	– 0	–
Change in unrealized appreciation/depreciation		14,913		359,588		374,501
Purchases		4,959,610		856,318		5,815,928
Sales		– 0	–	– 0	–	– 0	–
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 2/28/13		$4,978,248		$2,595,232		$7,573,480

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/13*		$14,913		$359,588		$374,501

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	261

Notes to Financial Statements

Short Duration Bond Portfolio	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/12	$16,382,420		$14,711,880		$2,921,216
Accrued discounts/(premiums)	416		(331)		22
Realized gain (loss)	20,265		(2,936)		454
Change in unrealized appreciation/ depreciation	33,340		266,666		74,636
Purchases	– 0	–	– 0	–	– 0	–
Sales	(4,553,609)		(882,375)		(209,821)
Settlements	– 0	–	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(3,899,734)		– 0	–	– 0	–

Balance as of 2/28/13+	$7,983,098		$14,092,904		$2,786,507

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/13*	$33,736		$266,666		$74,636

	Cross Currency Swap Contracts		Total
Balance as of 8/31/12	$175,156		$34,190,672
Accrued discounts/(premiums)	– 0	–	107
Realized gain (loss)	6,661		24,444
Change in unrealized appreciation/ depreciation	(122,581)		252,061
Purchases	– 0	–	– 0	–
Sales	– 0	–	(5,645,805)
Settlements	(6,661)		(6,661)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(3,899,734)

Balance as of 2/28/13	$52,575		$24,915,084

Net change in unrealized appreciation/depreciation
from Investments held as of 2/28/13*	$(122,581)		$252,457

262	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Global Core Bond Portfolio	Commercial Mortgage-Backed Securities		Asset-Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/12	$12,492,233		$5,411,002		$2,357,797
Accrued discounts/(premiums)	(37,928)		183		320
Realized gain (loss)	711,139		(4,736,216)		(2,949,662)
Change in unrealized appreciation/depreciation	(506,186)		4,900,390		3,109,727
Purchases	– 0	–	– 0	–	– 0	–
Sales	(7,694,993)		(2,221,708)		(805,386)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	(338,032)

Balance as of 2/28/13+	$4,964,265		$3,353,651		$1,374,764

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/13*	$(506,186)		$102,763		$67,548

	Total
Balance as of 8/31/12	$20,261,032
Accrued discounts/(premiums)	(37,425)
Realized gain (loss)	(6,974,739)
Change in unrealized appreciation/ depreciation	7,503,931
Purchases	– 0	–
Sales	(10,722,087)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	(338,032)

Balance as of 2/28/13	$9,692,680

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/13*	$(335,875)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	263

Notes to Financial Statements

Bond Inflation Protection Portfolio	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Bank Loans
Balance as of 8/31/12	$8,646,219		$4,328,766			$1,108,530
Accrued discounts/(premiums)	26		(35,952)			131
Realized gain (loss)	16,221		185,293			15,610
Change in unrealized appreciation/ depreciation	(37,412)		(99,868)			(21,535)
Purchases	– 0	–	4,457,610			– 0	–
Sales	(1,211,497)		(3,131,924)			(1,102,736)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	(3,356,987)		– 0	–		– 0	–

Balance as of 2/28/13+	$4,056,570		$5,703,925		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/13*	$(37,412)		$(99,868)		$	– 0	–

	Total
Balance as of 8/31/12	$14,083,515
Accrued discounts/(premiums)	(35,795)
Realized gain (loss)	217,124
Change in unrealized appreciation/ depreciation	(158,815)
Purchases	4,457,610
Sales	(5,446,157)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	(3,356,987)

Balance as of 2/28/13	$9,760,495

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/13*	$(137,280)

264	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

High-Yield Portfolio	Corporates - Non-Investment Grades^		Corporates - Investment Grades			Bank Loans
Balance as of 8/31/12	$1,233,762			$759,615		$10,958,957
Accrued discounts/(premiums)	(46,223)			– 0	–	101,308
Realized gain (loss)	101,462			– 0	–	(2,884,051)
Change in unrealized appreciation/ depreciation	157,700			– 0	–	3,241,894
Purchases	294,000			– 0	–	6,853,927
Sales	(630,869)			– 0	–	(5,316,794)
Transfers in to Level 3	106,600			– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(759,615)		– 0	–

Balance as of 2/28/13+	$1,216,432		$	– 0	–	$12,955,241

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/13*	$157,137		$	– 0	–	$365,555

	Emerging Markets - Corporate Bonds		Collateralized Mortgage Obligations			Commercial Mortgage-Backed Securities
Balance as of 8/31/12	$428,143			$3,181,707		$6,982,910
Accrued discounts/(premiums)	(478)			21,407		30,894
Realized gain (loss)	– 0	–		124,237		530,872
Change in unrealized appreciation/depreciation	303			353,558		(217,434)
Purchases	– 0	–		4,982,938		4,247,382
Sales	– 0	–		(522,334)		(4,455,034)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 2/28/13	$427,968			$8,141,513		$7,119,590

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/13*	$303			$353,558		$107,543

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	265

Notes to Financial Statements

	Common Stocks		Asset-Backed Securities		Warrants^
Balance as of 8/31/12	$1,134,891		$4,611,998			$–0	–
Accrued discounts/(premiums)	– 0	–	41,036			– 0	–
Realized gain (loss)	– 0	–	422,786			– 0	–
Change in unrealized appreciation/depreciation	(127,624)		235,574			– 0	–
Purchases	– 0	–	– 0	–		– 0	–
Sales	– 0	–	(2,738,129)			– 0	–
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 2/28/13	$1,007,267		$2,573,265		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/13*	$(127,624)		$117,564		$	– 0	–

	Unfunded Loan Commitments		Total
Balance as of 8/31/12	$(105,188)		$29,186,795
Accrued discounts/(premiums)	– 0	–	147,944
Realized gain (loss)	74,858		(1,629,836)
Change in unrealized appreciation/depreciation	– 0	–	3,643,971
Purchases	– 0	–	16,378,247
Sales	30,330		(13,632,830)
Transfers in to Level 3	– 0	–	106,600
Transfers out of Level 3	– 0	–	(759,615)

Balance as of 2/28/13	$ – 0	–	$33,441,276

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/13*	$ – 0	–	$974,036

Multi-Asset Real Return Portfolio	Materials		Total
Balance as of 8/31/12	$123,918		$123,918
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	5		5
Purchases	– 0	–	– 0	–
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 2/28/13	$123,923		$123,923

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/13*	$5		$5

266	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Volatility Management Portfolio	Industrials	Rights			Warrants^
Balance as of 8/31/12	$ – 0 –		$7,638		$	– 0	–
Accrued discounts/(premiums)	– 0 –		– 0	–		– 0	–
Realized gain (loss)	– 0 –		– 0	–		– 0	–
Change in unrealized appreciation/depreciation	9,302		(7,638)			– 0	–
Purchases	166,021		– 0	–		– 0	–
Sales	– 0 –		– 0	–		– 0	–
Transfers in to Level 3	– 0 –		– 0	–		– 0	–
Transfers out of Level 3	– 0 –		– 0	–		– 0	–

Balance as of 2/28/13	$ 175,323	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciationfrom Investments held as of 2/28/13*	$ 9,302	$	– 0	–	$	– 0	–

Total
Balance as of 8/31/12	$ 7,638
Accrued discounts/(premiums)	– 0 –
Realized gain (loss)	– 0 –
Change in unrealized appreciation/depreciation	1,664
Purchases	166,021
Sales	– 0 –
Transfers in to Level 3	– 0 –
Transfers out of Level 3	– 0 –

Balance as of 2/28/13	$ 175,323

Net change in unrealized appreciation/depreciationfrom Investments held as of 2/28/13*	$ 9,302

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	267

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments February 28, 2013:

Short Duration Bond Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 2/28/2013		Valuation Technique	Unobservable Input	Range
Asset-Backed Securities	$7,983,098		Third Party	Evaluated	$96.15-$100.02
			Vendor	Quotes
Asset-Backed Securities	$ – 0	–	Qualitative		$0.00
			Assessment
Collateralized Mortgage Obligations	$2,786,507		Third Party	Evaluated	$83.88-$100.99
			Vendor	Quotes
Commercial Mortgage-Backed Securities	$14,092,904		Third Party	Evaluated	$92.97-$102.28
			Vendor	Quotes
Cross Currency Swap Contracts	$52,575		Bloomberg	Bloomberg	N/A
			Vendor Model	Currency Swap
				Curves

Bond Inflation Protection Portfolio Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 2/28/2013		Valuation Technique	Unobservable Input	Range
Asset-Backed Securities	$4,056,570		Third Party	Evaluated	$110.02-$100.61
			Vendor	Quotes
Commercial Mortgage-Backed Securities	$5,703,925		Third Party	Evaluated	$95.34-$114.90
			Vendor	Quotes

High-Yield Portfolio Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 2/28/2013		Valuation Technique	Unobservable Input	Range
Corporates – Non-Investment Grades	$1,216,432		Third Party	Evaluated	$1.00-$106.00
			Vendor	Quotes

Bank Loans	$12,955,241		Third Party	Evaluated	$86.63-$103.31
			Vendor	Quotes

Emerging Markets –Corporate Bonds	$427,968		Third Party	Evaluated	$107.00
			Vendor	Quotes

268	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Fair Value at 2/28/2013	Valuation Technique	Unobservable Input	Range
Collateralized Mortgage Obligations	$6,857,434	Third Party	Evaluated	$71.90-$90.89
		Vendor	Quotes
	$1,284,079	Indicative Market Quotations		$77.13
Commercial Mortgage-Backed Securities	$5,251,791	Third Party	Evaluated	$92.05-$103.27
		Vendor	Quotes
	$1,867,799	Indicative Market Quotations		$90.00-$99.53
Common Stocks	$1,007,267	Modeling		$60.00
		Tool
	$0	Qualitative Assessment		$0.00
Asset-Backed Securities	$2,573,265	Third Party	Evaluated	$62.63-$86.56
		Vendor	Quotes
Warrants	$0	Qualitative		$0.00
		Assessment

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	269

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is each Portfolios’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Multi-Asset Real Return Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

270	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as a Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

6. Expenses

Certain expenses of the Trust are charged to each Portfolio in proportion to each Portfolio’s respective net assets, while other expenses of the Trust are distributed equally among the Portfolios.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser has agreed to bear certain expenses to the extent necessary to limit the total portfolio operating expenses to .15% of average daily net assets for the Volatility Management Portfolio. For the six months ended February 28, 2013, there was no such reimbursement.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	271

Notes to Financial Statements

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent.

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the six months ended February 28, 2013 is as follows:

Portfolio	Market Value August 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 28, 2013 (000)		Dividend Income (000)
U.S. Value	$12,231	$201,824	$210,029	$4,026		$7
U.S. Large Cap Growth	36,691	252,044	218,474	70,261		25
International Value	11,297	131,484	111,102	31,679		6
International Growth	2,419	136,307	133,734	4,992		4
Short Duration Bond	6,761	292,211	225,978	72,994		29
Global Core Bond	23,524	246,386	208,361	61,549		20
Bond Inflation Protection	3,511	165,269	168,780	– 0	–	5
High-Yield	5,561	84,945	84,982	5,524		3
Small-Mid Cap Value	5,856	60,991	64,030	2,817		2

272	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Portfolio	Market Value August 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 28, 2013 (000)	Dividend Income (000)
Small-Mid Cap Growth	$1,570	$50,420	$48,989	$3,001	$4
Multi-Asset Real Return	42,969	543,632	496,054	90,547	45
Volatility Management	1,149,608	550,876	948,879	751,605	585

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the six months ended February 28, 2013 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
U.S. Value	$ 695,814	$	– 0	–	$	– 0	–
U.S. Large Cap Growth	404,519		– 0	–		– 0	–
International Value	582,108		– 0	–		3,077
International Growth	834,678		– 0	–		5,640
Short Duration Bond	12,738		– 0	–		– 0	–
Global Core Bond	2,297		– 0	–		– 0	–
Bond Inflation Protection	5,250		– 0	–		– 0	–
High-Yield	63,179		– 0	–		– 0	–
Small-Mid Cap Value	265,901		– 0	–		– 0	–
Small-Mid Cap Growth	250,757		179			– 0	–
Multi-Asset Real Return	514,889		– 0	–		51
Volatility Management	438,676		– 0	–		– 0	–

Prior to September 15, 2008, the Global Core Bond Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $2,015,576. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). In accordance with its error correction policy, the Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser. On April 9, 2012, the portfolio management team determined to dispose of the position held by the Portfolio that reflects the Bankruptcy Claim (thereby realizing upon the corresponding undertaking of the Adviser to make payment in respect of

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	273

Notes to Financial Statements

said Claim to make the Portfolio whole). On that date, the Bankruptcy Claim was being valued at $1,002,749 (49.75% of the Bankruptcy Claim), based upon the estimated recovery value. Accordingly, on April 13, 2012, the Adviser reimbursed the Portfolio in an amount equal to $1,002,749.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the six months ended February 28, 2013, were as follows:

Portfolio	Purchases	Sales
U.S. Value	$275,855,289	$436,359,585
U.S. Large Cap Growth	317,335,593	458,160,036
International Value	188,177,880	312,220,284
International Growth	270,282,654	387,489,779
Short Duration Bond	242,175,984	124,610,516
Global Core Bond	265,103,459	289,822,595
Bond Inflation Protection	99,421,954	74,527,080
High-Yield	100,911,502	104,953,572
Small-Mid Cap Value	77,927,318	131,344,032
Small-Mid Cap Growth	105,118,342	142,237,352
Multi-Asset Real Return	579,502,387	260,670,082
Volatility Management	782,281,079	470,419,975

Purchases and sales of U.S. government securities for the six months ended February 28, 2013, were as follows:

Portfolio	Purchases			Sales
U.S. Value	$	– 0	–	$	– 0	–
U.S. Large Cap Growth		– 0	–		– 0	–
International Value		– 0	–		– 0	–
International Growth		– 0	–		– 0	–
Short Duration Bond		436,809,253			521,770,296
Global Core Bond		262,643,428			259,813,194
Bond Inflation Protection		145,373,015			185,922,538
High-Yield		5,105,003			14,762,779
Small-Mid Cap Value		– 0	–		– 0	–
Small-Mid Cap Growth		– 0	–		– 0	–
Multi-Asset Real Return		166,322,700			7,388,870
Volatility Management		– 0	–		– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
U.S. Value	$204,361,651	$(14,703,713)	$189,657,938
U.S. Large Cap Growth	243,901,502	(9,179,042)	234,722,460

274	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
International Value	$124,650,776	$(55,191,494)	$69,459,282
International Growth	140,382,433	(51,531,205)	88,851,228
Short Duration Bond	3,808,524	(1,637,485)	2,171,039
Global Core Bond	53,710,729	(17,182,782)	36,527,947
Bond Inflation Protection	66,792,557	(542,512)	66,250,045
High-Yield	31,022,263	(4,327,842)	26,694,421
Small-Mid Cap Value	66,936,889	(6,872,217)	60,064,672
Small-Mid Cap Growth	91,392,520	(1,540,395)	89,852,125
Multi-Asset Real Return	55,367,172	(22,597,135)	32,770,037
Volatility Management	87,238,261	(13,321,296)	73,916,965

1. Derivative Financial Instruments

Certain Portfolios may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”) or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Certain Portfolios may buy or sell futures contracts for investment purposes or for the purpose of hedging their Portfolios against adverse effects of potential movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	275

Notes to Financial Statements

closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 28, 2013, the High-Yield Portfolio held futures contracts for hedging purposes and the International Value Portfolio for non-hedging purposes. Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio and Volatility Management Portfolio held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended February 28, 2013, the International Value Portfolio, International Growth Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio and Volatility Management Portfolio held forward currency exchange contracts for hedging and non-hedging purposes. Short Duration Bond Portfolio and Global Core Bond Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options on U.S. and foreign securities, including

276	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended February 28, 2013, the International Growth Portfolio and Multi-Asset Real Return Portfolio held purchased options and written options for hedging purposes. The High-Yield Portfolio held purchased options, written options and swaptions for hedging purposes. Volatility Management Portfolio held purchase options and written options for hedging and non-hedging purposes.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	277

Notes to Financial Statements

For the six months ended February 28, 2013, the International Growth Portfolio, High-Yield Portfolio, Multi-Asset Real Return Portfolio and Volatility Management Portfolio had the following transactions in written options and swaptions:

International Growth Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/12	350,000		$2,625,105
Options written	– 0	–	– 0	–
Options expired	(350,000)		(2,625,105)
Options bought back	– 0	–	– 0	–
Options exercised	– 0	–	– 0	–

Options written outstanding as of 2/28/13	– 0	–	$ – 0	–

High-Yield Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/12	– 0	–	$ – 0	–
Options written	378,764,627		1,466,344
Options expired	(3,050,140)		(21,864)
Options bought back	(447)		(697,321)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 2/28/13	375,714,040		$747,159

	Notional Amount		Premiums Received
Swaptions written outstanding as of 8/31/12	30,050,000		$997,131
Swaptions written	44,810,000		693,115
Swaptions expired	(55,950,000)		(1,290,288)
Swaptions bought back	– 0	–	– 0	–
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 2/28/13	18,910,000		$399,958

Multi-Asset Real Return Portfolio*	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/12	2,416		$901,681
Options written	2,852		974,321
Options expired	(2,246)		(209,681)
Options bought back	(2,442)		(1,262,083)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 2/28/13	580		$404,238

*	Consolidated (see Note A).

Volatility Management Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/12	– 0	–	$	– 0	–
Options written	5,851			1,415,759
Options expired	– 0	–		– 0	–
Options bought back	(5,851)			(1,415,759)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 2/28/13	– 0	–	$	– 0	–

278	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

•	Swap Agreements

Certain Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	279

Notes to Financial Statements

hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 28, 2013, the Bond Inflation Protection Portfolio held interest rate swaps for hedging and non-hedging purposes and High-Yield Portfolio for hedging purposes and Multi-Asset Real Return Portfolio for non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended February 28, 2013, the Multi-Asset Real Return Portfolio held inflation (CPI) swaps for non-hedging purposes.

Currency Swaps:

The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

280	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

During the six months ended February 28, 2013, the Short Duration Bond Portfolio held currency swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended February 28, 2013, the Bond Inflation Protection Portfolio held credit default swaps for non-hedging purposes and High-Yield Portfolio for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	281

Notes to Financial Statements

At February 28, 2013, the Bond Inflation Protection Portfolio and High-Yield Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,967,769 and $38,373,551, with net unrealized appreciation/depreciation of $94,084 and $3,076,040, respectively, and terms of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended February 28, 2013, the High-Yield Portfolio held total return swaps for hedging purposes and Multi-Asset Real Return Portfolio for non-hedging purposes and Volatility Management Portfolio for hedging and non-hedging purposes.

Dividend Swaps:

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Portfolio may gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount.

During the six months ended February 28, 2013, the High-Yield Portfolio held dividend swaps for hedging purposes.

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of February 28, 2013, the U.S Value Portfolio, U.S. Large Cap Portfolio, Small-Mid Cap Value Portfolio and Small-Mid Cap Growth Portfolio did not have OTC derivatives with contingent features in net liability positions. As of February 28, 2013, the following Portfolios had OTC derivatives with contingent features in net liability positions:

282	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Portfolio	Total Market Value of OTC Derivatives	Market Value of Collateral Pledged			Uncollateralized Amount
International Value	$(3,499,678)	$	– 0	–	$(3,499,678)
International Growth	(3,038,658)		– 0	–	(3,038,658)
Short Duration Bond	(135,872)		– 0	–	(135,872)
Global Core Bond	(700,080)		– 0	–	(700,080)
Bond Inflation Protection	(1,898,825)		1,757,540		(269,460)
High-Yield	(3,008,849)		10,152,287		(1,238,122)
Multi-Asset Real Return	(9,220,813)		36,811,872		(860,871)
Volatility Management	(14,519,927)		8,080,447		(11,737,571)

If a trigger event had occurred at February 28, 2013, for those derivatives in a net liability position, the uncollateralized amount would be required to be posted by the Portfolios.

At February 28, 2013, the Portfolios had entered into the following derivatives:

International Value Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$7,262,939	Unrealized depreciation of forward currency exchange contracts	$5,941,036

Equity contracts			Receivable/ Payable for variation margin on futures contracts	77,106	*

Total		$7,262,939		$6,018,142

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	283

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$22,254,068	$2,465,313

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	1,198,397	(751,756)

Total		$23,452,465	$1,713,557

International Growth Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$9,102,013	Unrealized depreciation of forward currency exchange contracts	$6,520,634

Total		$9,102,013		$6,520,634

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(7,153,225)	$3,632,767

284	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(7,788,513)	$5,932,536

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,768,429	(2,449,013)

Total		$(12,173,309)	$7,116,290

Short Duration Bond Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$777,410	Unrealized depreciation of forward currency exchange contracts	$140,310

Foreign exchange contracts	Unrealized appreciation of currency swap contracts	52,575

Interest rate contracts			Receivable/ Payable for variation margin on futures contracts	317,228	*

Total		$829,985		$457,538

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	285

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(201,516)	$742,346

Foreign exchange contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	6,634	(122,581)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(397,923)	(348,837)

Total		$(592,805)	$270,928

Global Core Bond Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$2,048,053	Unrealized depreciation of forward currency exchange contracts	$893,870

Interest rate contracts			Receivable/Payable for variation margin on futures contracts	175,630	*

Total		$2,048,053		$1,069,500

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

286	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$479,904	$7,985,026

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	809,294	178,742

Total		$1,289,198	$8,163,768

Bond Inflation Protection Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$235,189	Unrealized depreciation of forward currency exchange contracts	$134,931

Interest rate contracts			Receivable/Payable for variation margin on futures contracts	184,637	*

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	205,234	Unrealized depreciation on interest rate swap contracts	1,970,286

Credit contracts	Unrealized appreciation on credit default swap contracts	94,084

Total		$534,507		$2,289,854

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	287

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(1,674)	$382,950

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	195,922	356,410

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(482,690)	1,467,912

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	121,048	81,785

Total		$(167,394)	$2,289,057

High-Yield Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$86,501	Unrealized depreciation of forward currency exchange contracts	$106,585

Foreign exchange contracts			Options written, at value	567,209

Foreign exchange contracts	Investments in securities, at value	567,212

288	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Receivable/Payable for variation margin on futures contracts	$112,617	*	Receivable/Payable for variation margin on futures contracts	$106,208	*

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	137,540		Unrealized depreciation on interest rate swap contracts	445,357

Credit contracts	Unrealized appreciation on credit default swap contracts	3,239,624		Unrealized depreciation on credit default swap contracts	2,743,625

Equity contracts	Receivable/Payable for variation margin on futures contracts	14,772	*

Equity contracts				Unrealized depreciation on total return swap contracts	28,552

Equity contracts	Unrealized appreciation on dividend swap contracts	40,424

Equity contracts	Investments in securities, at value	515,144

Equity contracts				Options written, at value	533,850

Credit contracts				Swaptions written, at value	44,589

Total		$4,713,834			$4,575,975

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	289

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$36,180		$574,921

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(336,896)		49,367

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(3,867)		6,409

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	759,285		991,834

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	– 0	–	14,772

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	8,878		40,424

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	– 0	–	(28,552)

290	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(1,392,028)	$363,945

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(61,702)	(353,900)

Credit contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of swaptions written	1,290,288	(532,231)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,371	– 0	–

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(94,611)	532,664

Total		$206,898	$1,659,653

Multi-Asset Real Return Portfolio**	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$3,384,161	Unrealized depreciation of forward currency exchange contracts	$2,158,752

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	291

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Receivable/Payable for variation margin on futures contracts	$1,952,748	*	Receivable/Payable for variation margin on futures contracts	$1,829,774	*
Interest rate contracts				Unrealized depreciation on interest rate swap contracts	285,719
Interest rate contracts				Unrealized depreciation on inflation rate swap contracts	10,541
Equity contracts				Unrealized depreciation on total return swap agreements	8,253,661
Equity contracts	Investments in securities, at value	882,506

Equity contracts				Options written, at value	229,100

Total		$6,219,415			$12,767,547

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

**	Consolidated (see Note A).

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(1,247,915)	$2,299,729
Commodity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(140,161)	(1,405,380)

292	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$49,924		$129,139
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	– 0	–	14,114
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(1,040,227)		(19,189)
Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(2,882,119)		(12,518,894)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(3,043,141)		(94,044)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,246,492		(184,728)

Total		$(7,057,147)		$(11,779,253)

Volatility Management Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$5,112,600	Unrealized depreciation of forward currency exchange contracts	$17,710,524

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	293

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures contracts	$34,169,640	*

Equity contracts				Unrealized depreciation on total return swap agreements	$2,332,576

Total		$39,282,240			$20,043,100

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$4,129,572	$(16,851,813)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	31,105,891	16,263,575

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	16,473,008	(2,964,480)

294	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(2,206,910)	$	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	661,437		– 0	–

Total		$50,162,998		$(3,552,718)

The following tables represent the volume of the Portfolios’ derivative transactions during the six months ended February 28, 2013:

International Value Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$282,594,101
Average principal amount of sale contracts	$325,925,135

Futures Contracts:
Average original value of buy contracts	$7,413,909

International Growth Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$235,622,219
Average principal amount of sale contracts	$284,357,378

Purchased Options:
Average monthly cost	$7,385,295	(a)

(a) Positions were open for three months during the period.

Short Duration Bond Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$11,831,123	(a)
Average principal amount of sale contracts	$17,737,986

Cross Currency Swap Contracts:
Average notional amount	$2,837,640

Futures Contracts:
Average original value of buy contracts	$223,741,876
Average original value of sale contracts	$32,433,387

(a) Positions were open for four months during the period.

Global Core Bond Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$11,319,103
Average principal amount of sale contracts	$467,767,453

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	295

Notes to Financial Statements

Futures Contracts:
Average original value of sale contracts	$50,249,983

Bond Inflation Protection Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$6,626,870
Average principal amount of sale contracts	$28,050,915

Futures Contracts:
Average original value of buy contracts	$5,372,899	(a)
Average original value of sale contracts	$80,951,912

Interest Rate Swap Contracts:
Average notional amount	$157,108,744

Credit Default Swap Contracts:
Average notional amount of sale contracts	$4,587,429

(a) Positions were open for one month during the period.

High-Yield Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,265,557
Average principal amount of sale contracts	$36,251,069

Futures Contracts:
Average original value of buy contracts	$102,812,752
Average original value of sale contracts	$17,389,527	(a)

Interest Rate Swap Contracts:
Average notional amount	$111,582,343

Credit Default Swap Contracts:
Average notional amount of buy contracts	$66,951,016
Average notional amount of sale contracts	$41,627,534

Total Return Swap Contracts:
Average notional amount	$391,230	(a)

Dividend Swap Contracts:
Average notional amount	$448,663	(b)

Purchased Options:
Average monthly cost	$989,048

(a) Positions were open for one month during the period.
(b) Positions were open for five months during the period.

Multi-Asset Real Return Portfolio*
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$69,760,482
Average principal amount of sale contracts	$107,303,546

Futures Contracts:
Average original value of buy contracts	$41,224,547
Average original value of sale contracts	$49,664,636

296	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Interest Rate Swap Contracts:
Average notional amount	$6,040,000

Total Return Swap Contracts:
Average notional amount	$258,220,879

Inflation Swap Contracts:
Average notional amount	$1,500,000

Purchased Options:
Average monthly cost	$1,883,780

* Consolidated (see Note A).

Volatility Management Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$388,889,308
Average principal amount of sale contracts	$109,869,833

Futures Contracts:
Average original value of buy contracts	$719,622,267

Total Return Swap Contracts:
Average notional amount	$128,930,835

Purchased Options:
Average monthly cost	$6,362,563	(a)

(a) Positions were open for four months during the period.

2. Currency Transactions

The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	297

Notes to Financial Statements

risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended February 28, 2013, the Global Core Bond Portfolio earned drop income of $147,781, which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolios sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time the Portfolios enter into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended February 28, 2013, the average amount of reverse repurchase agreements outstanding for Bond Inflation Protection Portfolio and High-Yield Portfolio were $323,648,582 and $9,697,041, respectively, and the daily weighted average interest rates were 0.26% and (1.06)%, respectively. During the period, the High-Yield Portfolio received net interest payment from counterparties.

5. Loan Participations and Assignments

Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

298	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Unfunded loan commitments and funded loans are marked to market daily.

The High-Yield Portfolio had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Nielsen Holdings	$1,000,000	$	– 0 –

During the six months ended February 28, 2013, the High-Yield Portfolio received commitment fees or additional funding fees during the period in the amount of $52,069.

NOTE D

Securities Lending

Certain Portfolio’s may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Trust’s Board of Trustees. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of February 28, 2013, the value of securities on loan and cash collateral received which has been invested into AllianceBernstein Exchange Reserves are as follows:

Portfolio	Market Value of Securities on Loan	Market Value of Cash Collateral
U.S. Value	$12,938,051	$13,342,427
U.S. Large Cap Growth	2,650,368	2,651,373

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	299

Notes to Financial Statements

Portfolio	Market Value of Securities on Loan	Market Value of Cash Collateral
International Value	$26,036,635	$27,331,840
International Growth	10,442,667	10,882,706
Small-Mid Cap Value	8,582,458	8,851,935
Small-Mid Cap Growth	24,157,884	24,809,497
Multi-Asset Real Return	21,295,083	22,386,798
Volatility Management	10,329,524	10,823,132

The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The securities lending income earned for the six months ended February 28, 2013 from the borrowers and AllianceBernstein Exchange Reserves are as follows:

Portfolio	Borrowers	AllianceBernstein Exchange Reserves
U.S. Value	$100,795	$8,412
U.S. Large Cap Growth	61,157	4,770
International Value	548,113	22,592
International Growth	436,399	39,327
Small-Mid Cap Value	51,749	4,799
Small-Mid Cap Growth	134,538	13,881
Multi-Asset Real Return	143,043	9,398
Volatility Management	55,126	5,547

These amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolios’ transactions in shares of AllianceBernstein Exchange Reserves for the six months ended February 28, 2013 are as follows:

Portfolio	Market Value August 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 28, 2013 (000)	Dividend Income (000)
U.S. Value	$19,132	$113,748	$119,538	$13,342	$9
U.S. Large Cap Growth	6,844	41,227	45,419	2,652	5
International Value	26,420	317,452	316,540	27,332	22
International Growth	100,018	147,653	236,789	10,882	39
Small-Mid Cap Value	8,083	29,406	28,637	8,852	5
Small-Mid Cap Growth	22,659	70,965	68,814	24,810	14
Multi-Asset Real Return	16,101	153,182	146,896	22,387	10
Volatility Management	8,167	54,818	52,162	10,823	6

300	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	U.S. Value
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Shares sold	744,748	3,695,918	$6,769,911	$30,433,233

Shares issued in reinvestment of dividends	1,866,880	5,350,789	16,746,388	42,821,254

Shares redeemed	(18,678,023)	(118,348,241)	(173,082,801)	(968,326,210)

Net decrease	(16,066,395)	(109,301,534)	$(149,566,502)	$(895,071,723)

	U.S. Large Cap Growth
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Shares sold	1,330,080	2,580,355	$16,531,761	$28,925,274

Shares issued in reinvestment of dividends	410,417	1,878,101	5,111,581	20,454,819

Shares redeemed	(9,165,017)	(92,406,449)	(116,630,275)	(1,035,159,032)

Net decrease	(7,424,520)	(87,947,993)	$(94,986,933)	$(985,778,939)

	International Value
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Shares sold	1,080,356	35,379,800	$7,571,256	$233,087,270

Shares issued in reinvestment of dividends	2,950,323	2,831,358	20,003,192	18,401,328

Shares redeemed	(22,774,239)	(25,009,969)	(157,270,482)	(168,660,317)

Net increase (decrease)	(18,743,560)	13,201,189	$(129,696,034)	$82,828,281

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	301

Notes to Financial Statements

	International Growth
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Shares sold	1,268,932	27,003,355	$10,272,008	$205,019,615

Shares issued in reinvestment of dividends	950,824	2,317,471	7,559,047	17,085,762

Shares redeemed	(15,821,031)	(20,372,504)	(125,958,046)	(157,224,410)

Net increase (decrease)	(13,601,275)	8,948,322	$(108,126,991)	$64,880,967

	Short Duration Bond
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Shares sold	5,119,983	6,968,816	$48,765,763	$66,501,972

Shares issued in reinvestment of dividends	948,375	1,603,894	9,027,312	15,303,830

Shares redeemed	(4,061,226)	(45,042,013)	(38,701,293)	(430,806,452)

Net increase (decrease)	2,007,132	(36,469,303)	$19,091,782	$(349,000,650)

	Global Core Bond
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Shares sold	2,803,679	13,741,327	$29,975,612	$148,684,200

Shares issued in reinvestment of dividends and distributions	5,452,002	6,756,698	58,104,015	71,999,541

Shares redeemed	(7,950,290)	(38,412,095)	(86,463,452)	(413,552,631)

Net increase (decrease)	305,391	(17,914,070)	$1,616,175	$(192,868,890)

302	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Bond Inflation Protection
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Shares sold	1,747,378	18,087,254	$19,105,761	$197,706,676

Shares issued in reinvestment of dividends and distributions	4,389,903	5,280,036	47,454,854	56,179,581

Shares redeemed	(4,675,074)	(14,908,838)	(52,222,798)	(166,560,473)

Net increase	1,462,207	8,458,452	$14,337,817	$87,325,784

	High-Yield
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Shares sold	431,303	4,933,929	$4,528,633	$47,515,247

Shares issued in reinvestment of dividends	1,768,061	3,071,979	18,403,170	29,996,780

Shares redeemed	(4,223,324)	(19,149,937)	(44,151,806)	(186,584,753)

Net decrease	(2,023,960)	(11,144,029)	$(21,220,003)	$(109,072,726)

	Small-Mid Cap Value
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Shares sold	126,812	665,147	$1,451,497	$7,254,818

Shares issued in reinvestment of dividends and distributions	4,127,126	432,694	44,308,168	4,570,365

Shares redeemed	(4,907,192)	(20,952,658)	(57,178,961)	(230,846,213)

Net decrease	(653,254)	(19,854,817)	$(11,419,296)	$(219,021,030)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	303

Notes to Financial Statements

	Small-Mid Cap Growth
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Shares sold	185,566	390,483	$2,233,721	$5,111,187

Shares issued in reinvestment of dividends and distributions	6,315,457	10,757,449	66,340,385	127,015,197

Shares redeemed	(3,038,750)	(17,688,160)	(35,867,515)	(250,793,852)

Net increase (decrease)	3,462,273	(6,540,228)	$32,706,591	$(118,667,468)

	Multi-Asset Real Return*
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Shares sold	71,799,422	2,282,689	$625,541,373	$19,059,123

Shares issued in reinvestment of dividends	2,761,825	4,253,554	23,613,602	34,377,414

Shares redeemed	(5,316,735)	(46,031,776)	(46,562,336)	(398,409,156)

Net increase (decrease)	69,244,512	(39,495,533)	$602,592,639	$(344,972,619)

*	Consolidated (see Note A).

	Volatility Management
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Shares sold	3,089,698	155,932,553	$32,333,171	$1,602,855,376

Shares issued in reinvestment of dividends and distributions	1,827,801	3,047,597	18,808,069	30,506,445

Shares redeemed	(16,817,918)	(21,727,365)	(177,033,577)	(223,001,565)

Net increase (decrease)	(11,900,419)	137,252,785	$(125,892,337)	$1,410,360,256

304	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolio. For example, the value of the Portfolios’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolios’ investments denominated in foreign currencies, the Portfolios’ positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When certain Portfolios borrow money or otherwise leverages its portfolios, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	305

Notes to Financial Statements

rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolios, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolios than if the Portfolios were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Commodity Risk—Investments in commodities and commodity-linked derivative instruments by AllianceBernstein Multi-Asset Real Return, either directly or through its Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2012 and August 31, 2011 were as follows:

U.S. Value	2012	2011
Distributions paid from:
Ordinary income	$42,821,254	$42,781,375

Total distributions paid	$42,821,254	$42,781,375

U.S. Large Cap Growth	2012	2011
Distributions paid from:
Ordinary income	$20,454,820	$20,138,612

Total distributions paid	$20,454,820	$20,138,612

306	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

International Value	2012	2011
Distributions paid from:
Ordinary income	$18,401,328	$45,343,296

Total distributions paid	$18,401,328	$45,343,296

International Growth	2012	2011
Distributions paid from:
Ordinary income	$17,085,762	$44,303,767

Total distributions paid	$17,085,762	$44,303,767

Short Duration Bond	2012	2011
Distributions paid from:
Ordinary income	$15,303,830	$25,915,259

Total distributions paid	$15,303,830	$25,915,259

Global Core Bond	2012	2011
Distributions paid from:
Ordinary income	$50,664,246	$56,723,779
Long-term capital gains	21,335,294	2,813,418

Total distributions paid	$71,999,540	$59,537,197

Bond Inflation Protection	2012	2011
Distributions paid from:
Ordinary income	$43,265,419	$19,696,303
Long-term capital gains	12,914,162	0

Total distributions paid	$56,179,581	$19,696,303

High-Yield	2012	2011
Distributions paid from:
Ordinary income	$29,996,780	$47,357,542

Total distributions paid	$29,996,780	$47,357,542

Small-Mid Cap Value	2012	2011
Distributions paid from:
Ordinary income	$4,570,365	$7,671,358

Total distributions paid	$4,570,365	$7,671,358

Small-Mid Cap Growth	2012	2011
Distributions paid from:
Ordinary income	$2,298,494	$2,621,006
Long-term capital gains	124,716,703	– 0	–

Total distributions paid	$127,015,197	$2,621,006

Multi-Asset Real Return	2012	2011
Distributions paid from:
Ordinary income	$34,377,414	$76,523,004

Total distributions paid	$34,377,414	$76,523,004

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	307

Notes to Financial Statements

Volatility Management	2012	2011
Distributions paid from:
Ordinary income	$9,572,404	$9,131,254
Long-term capital gains	20,934,041	6,297,416

Total distributions paid	$30,506,445	$15,428,670

As of August 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income		Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(a)		Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
U.S. Value	$6,540,798		$	– 0	–	$(634,338,852)		$85,697,405	$(542,100,649)
U.S. Large Cap Growth	– 0	–		– 0	–	(37,256,692)		195,683,699	158,427,007
International Value	19,794,179			– 0	–	(480,854,005)		(95,514,468)	(556,574,294)
International Growth	4,823,133			– 0	–	(406,741,464)		(25,586,212)	(427,504,543)
Short Duration Bond	2,160,042			– 0	–	(69,784,358)		4,831,700	(62,792,616)
Global Core Bond	21,917,732			21,170,234		(4,263,641)		52,531,066	91,355,391
Bond Inflation Protection	20,755,543			10,139,275		– 0	–	70,124,550	101,019,368
High-Yield	7,704,243			– 0	–	(39,465,231)		19,072,015	(12,688,973)
Small-Mid Cap Value	2,698,080			34,320,708		– 0	–	16,202,968	53,221,756
Small-Mid Cap Growth	754,727			60,178,644		– 0	–	72,473,442	133,406,813
Multi-Asset Real Return	17,276,433			– 0	–	(256,298,644)		(28,878,943)	(267,901,154)
Volatility Management	7,359,877			– 0	–	(22,328,792)		27,604,966	12,636,051

(a)	During the fiscal year ended August 31, 2012, U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, High Yield Portfolio, Small-Mid Cap Value Portfolio, and Multi-Asset Real Return Portfolio utilized capital loss carryforwards of $67,510,687, $191,806,276,$6,232,115, $4,495,616, and $3,151,081, respectively, to offset current year net realized gains. At August 31, 2012, Short Duration Bond Portfolio deferred $958,424 in straddles losses, Global Core Bond Portfolio deferred $4,263,641 in straddle losses and High Yield Portfolio deferred $11,198 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard, U.S. Value Portfolio, Multi-Asset Real Return Portfolio, and Volatility Management Portfolio elected to defer $4,355,637, $2,099,460, and $22,328,792, respectively, of post-October short-term capital losses that are deemed to arise on September 1, 2012. Additionally, as of August 31, 2012 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of partnership investments and Treasury inflation-protected securities, return of capital distributions received from underlying securities, and the tax treatment of earnings from a wholly owned subsidiary.

308	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and the tax treatment of earnings from a wholly-owned subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2012, the Pooling Portfolios had net capital loss carryforwards of which will expire as follows:

Portfolio	Short-Term Amount		Long-Term Amount		Expiration
U.S. Value	$629,983,215		n/a		2018
U.S. Large Cap Growth	37,256,692		n/a		2018
International Value	51,400,581		n/a		2017
International Value	325,801,637		n/a		2018
International Value	31,763,421		71,888,366		No expiration
International Growth	45,345,293		n/a		2017
International Growth	302,930,744		n/a		2018
International Growth	55,233,569		3,231,858		No expiration
Short Duration Bond	529,195		n/a		2014
Short Duration Bond	3,562,331		n/a		2015
Short Duration Bond	1,756,801		n/a		2016
Short Duration Bond	19,308,695		n/a		2017
Short Duration Bond	11,669,892		n/a		2018
Short Duration Bond	8,417,896		n/a		2019
Short Duration Bond	67,681		23,513,443		No expiration
Global Core Bond	– 0	–	– 0	–	n/a
Bond Inflation Protection	– 0	–	– 0	–	n/a
High Yield	39,454,033		n/a		2018
Small-Mid Cap Value	– 0	–	– 0	–	n/a
Small-Mid Cap Growth	– 0	–	– 0	–	n/a
Multi-Asset Real Return	254,199,184		n/a		2018
Volatility Management	– 0	–	– 0	–	n/a

NOTE H

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	309

Notes to Financial Statements

scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

310	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Value
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.73	$ 7.97	$ 7.18	$ 7.22	$ 9.27	$ 12.44

Income From Investment Operations
Net investment income(a)	.13	.23	.18	.16	.21	.31
Net realized and unrealized gain (loss) on investment transactions	1.12	.76	.77	(.03)	(2.03)	(2.75)

Net increase (decrease) in net asset value from operations	1.25	.99	.95	.13	(1.82)	(2.44)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.23)	(.16)	(.17)	(.23)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(b)	(.42)

Total dividends and distributions	(.13)	(.23)	(.16)	(.17)	(.23)	(.73)

Net asset value, end of period	$9.85	$8.73	$7.97	$7.18	$7.22	$9.27

Total Return
Total investment return based on net asset value(c)	14.46%	12.75	%*	13.21%	1.64%	(19.36)%	(20.55)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,166	$1,173	$1,943	$1,938	$2,091	$2,521
Ratio to average net assets of:
Expenses	.02	%(d)	.02%	.01	%(e)	.01%	.02%	.02%
Net investment income	2.75	%(d)	2.75%	2.14	%(e)	2.09%	3.23%	2.93%
Portfolio turnover rate	24%	40%	65%	73%	59%	20%

See footnote summary on page 323.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	311

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Large Cap Growth
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 12.30	$ 10.66	$ 8.94	$ 9.25	$ 11.08	$ 12.47

Income From Investment Operations
Net investment income(a)	.06	.12	.12	.11	.11	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.92	1.67	1.70	(.31)	(1.83)	(1.04)

Net increase (decrease) in net asset value from operations	.98	1.79	1.82	(.20)	(1.72)	(.94)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.15)	(.10)	(.11)	(.11)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.35)

Total dividends and distributions	(.05)	(.15)	(.10)	(.11)	(.11)	(.45)

Net asset value, end of period	$13.23	$12.30	$10.66	$8.94	$9.25	$11.08

Total Return
Total investment return based on net asset value(c)	8.03%	16.99	% *	20.35	% *	(2.23	)% *	(15.41)%	(8.06)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,163	$1,173	$1,953	$1,924	$2,078	$2,532
Ratio to average net assets of:
Expenses	.02	%(d)	.02%	.02	%(e)	.01%	.02%	.02%
Net investment income	1.01	%(d)	1.10%	1.09	%(e)	1.13%	1.40%	.86%
Portfolio turnover rate	29%	85%	91%	81%	108%	93%

See footnote summary on page 323.

312	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS
Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Value
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 6.39	$ 6.98	$ 6.93	$ 7.50	$ 10.37	$ 14.88

Income From Investment Operations
Net investment income(a)	.08	.23	.24	.21	.23	.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.91	(.70)	.13	(.60)	(2.55)	(3.18)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.99	(.47)	.37	(.39)	(2.32)	(2.73)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.12)	(.32)	(.18)	(.19)	(.43)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.36)	(1.35)

Total dividends and distributions	(.14)	(.12)	(.32)	(.18)	(.55)	(1.78)

Net asset value, end of period	$7.24	$6.39	$6.98	$6.93	$7.50	$10.37

Total Return
Total investment return based on net asset value(c)	15.64%	(6.69)%	4.82%	(5.15)%	(20.71)%	(20.92)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$981	$986	$984	$1,013	$1,127	$1,228
Ratio to average net assets of:
Expenses	.05	%(d)	.04%	.04	%(e)	.04%	.06%	.07%
Net investment income	2.27	%(d)	3.56%	3.00	%(e)	2.70%	3.56%	3.49%
Portfolio turnover rate	19%	61%	58%	60%	56%	31%

See footnote summary on page 323.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	313

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Growth
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 7.54	$ 8.27	$ 8.18	$ 8.12	$ 11.27	$ 13.98

Income From Investment Operations
Net investment income(a)	.07	.18	.19	.19	.23	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.67	(.78)	.26	.16	(3.11)	(1.89)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.74	(.60)	.45	.35	(2.88)	(1.51)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.13)	(.36)	(.29)	(.27)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(b)	(.82)

Total dividends and distributions	(.06)	(.13)	(.36)	(.29)	(.27)	(1.20)

Net asset value, end of period	$ 8.22	$ 7.54	$ 8.27	$ 8.18	$ 8.12	$ 11.27

Total Return
Total investment return based on net asset value(C)	9.86%	(7.19)%	5.15%	4.20%	(25.32)%	(12.46)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$977	$999	$1,022	$1,037	$1,078	$1,246
Ratio to average net assets of:
Expenses	.04	%(d)	.04%	.04	%(e)	.03%	.05%	.06%
Net investment income	1.77	%(d)	2.36%	2.15	%(e)	2.27%	3.19%	2.81%
Portfolio turnover rate	28%	93%	73%	119%	111%	85%

See footnote summary on page 323.

314	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Short Duration Bond
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.56	$ 9.59	$ 9.56	$ 9.26	$ 9.37	$ 9.87

Income From Investment Operations
Net investment income(a)	.05	.12	.17	.25	.36	.46
Net realized and unrealized gain (loss) on investment transactions	(.02)	– 0	–	.05	.32	(.08)	(.49)

Net increase (decrease) in net asset value from operations	.03	.12	.22	.57	.28	(.03)

Less: Dividends
Dividends from net investment income	(.09)	(.15)	(.19)	(.27)	(.39)	(.47)

Net asset value, end of period	$ 9.50	$ 9.56	$ 9.59	$ 9.56	$ 9.26	$ 9.37

Total Return
Total investment return based on net asset value(c)	.34	%*	1.24%	2.36%	6.26%	3.14%	(.40)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$946	$933	$1,286	$1,218	$1,108	$1,299
Ratio to average net assets of:
Expenses	.03	%(d)	.03%	.05	%(e)	.12%	.04%	.03%
Expenses, excluding interest expense and TALF administration fee	.03	%(d)	.03%	.03	%(e)	.02%	.03%	.03%
Expenses, excluding interest expense	.03	%(d)	.03%	.03	%(e)	.03%	.04%	.03%
Net investment income	.98	%(d)	1.26%	1.75	%(e)	2.64%	4.06%	4.75%
Portfolio turnover rate	70%	129%	88%	130%	153%	116%

See footnote summary on page 323.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	315

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Global Core Bond
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.00	$ 10.88	$ 10.78	$ 9.98	$ 9.70	$ 9.87

Income From Investment Operations
Net investment income(a)	.15	.33	.41	.45	.51	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01	.40	.15	.80	.33	(.16)

Net increase in net asset value from operations	.16	.73	.56	1.25	.84	.34

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.34)	(.43)	(.45)	(.56)	(.51)
Distributions from net realized gain on investment transactions	(.36)	(.27)	(.03)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.59)	(.61)	(.46)	(.45)	(.56)	(.51)

Net asset value, end of period	$ 10.57	$ 11.00	$ 10.88	$ 10.78	$ 9.98	$ 9.70

Total Return
Total investment return based on net asset value(c)	1.42	%*	6.98	%†	5.38%	12.84%	9.26%	3.51%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,084	$1,124	$1,307	$1,353	$1,281	$1,654
Ratio to average net assets of:
Expenses	.03	%(d)	.03%	.03	%(e)	.13%	.04%	.03%
Expenses, excluding interest expense and TALF administration fee	.03	%(d)	.03%	.02	%(e)	.02%	.03%	.03%
Expenses, excluding interest expense	.03	%(d)	.03%	.02	%(e)	.03%	.04%	.03%
Net investment income	2.80	%(d)	2.99%	3.87	%(e)	4.38%	5.47%	5.01%
Portfolio turnover rate	49%	163%	114%	94%	108%	114%

See	footnote summary on page 323.

316	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Bond Inflation Protection
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.22	$ 11.46	$ 10.70	$ 9.91	$ 10.74	$ 9.99

Income From Investment Operations
Net investment income(a)	.09	.38	.68	.34	.04	.69
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18	.32	.40	.58	(.19)	.52
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.27	.70	1.08	.92	(.15)	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.52)	(.72)	(.32)	(.13)	(.68)	(.46)
Distributions from net realized gain on investment transactions	(.18)	(.22)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.70)	(.94)	(.32)	(.13)	(.68)	(.46)

Net asset value, end of period	$ 10.79	$ 11.22	$ 11.46	$ 10.70	$ 9.91	$ 10.74

Total Return
Total investment return based on net asset value(c)	2.37%	6.59%	10.28%	9.31%	(.88)%	12.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$778,018	$792,721	$712,731	$667,764	$586,321	$688,918
Ratio to average net assets of:
Expenses	.15	%(d)	.11%	.12	%(e)	.07%	.04%	.04%
Expenses, excluding interest expense	.04	%(d)	.04%	.04	%(e)	.04%	.04%	.04%
Net investment income	1.68	%(d)	3.44%	6.21	%(e)	3.25%	.44%	6.63%
Portfolio turnover rate	22%	52%	39%	21%	20%	9%

See footnote summary on page 323.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	317

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

High-Yield
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.31	$ 9.71	$ 9.85	$ 8.51	$ 8.87	$ 9.89

Income From Investment Operations
Net investment income(a)	.39	.76	.87	.89	.81	.78
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	.53	(.08)	1.33	(.38)	(1.03)
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.75	1.29	.79	2.22	.43	(.25)

Less: Dividends
Dividends from net investment income	(.50)	(.69)	(.93)	(.88)	(.79)	(.77)

Net asset value, end of period	$ 10.56	$ 10.31	$ 9.71	$ 9.85	$ 8.51	$ 8.87

Total Return
Total investment return based on net asset value(c)	7.38%	13.95%	8.07%	27.01%	7.25%	(2.76)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$385,431	$397,208	$482,423	$487,751	$463,400	$526,850
Ratio to average net assets of:
Expenses	.08	%(d)	.07%	.07	%(e)	.05%	.06%	.05%
Net investment income	7.48	%(d)	7.87%	8.53	%(e)	9.29%	11.13%	8.19%
Portfolio turnover rate	27%	57%	55%	34%	40%	25%

See footnote summary on page 323.

318	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Value
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.72	$ 10.38	$ 9.08	$ 8.10	$ 11.19	$ 12.79

Income From Investment Operations
Net investment income(a)	.11	.16	.15	.11	.14	.19
Net realized and unrealized gain (loss) on investment transactions	1.78	1.30	1.30	.99	(2.34)	(.96)

Net increase (decrease) in net asset value from operations	1.89	1.46	1.45	1.10	(2.20)	(.77)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.12)	(.15)	(.12)	(.14)	(.18)
Distributions from net realized gain on investment transactions	(1.49)	– 0	–	– 0	–	– 0	–	(.75)	(.65)

Total dividends and distributions	(1.68)	(.12)	(.15)	(.12)	(.89)	(.83)

Net asset value, end of period	$ 11.93	$ 11.72	$ 10.38	$ 9.08	$ 8.10	$ 11.19

Total Return
Total investment return based on net asset value(c)	17.78%	14.21%	15.84%	13.56%	(16.76)%	(6.29)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$326,715	$328,749	$497,049	$500,525	$553,145	$685,788
Ratio to average net assets of:
Expenses	.06	%(d)	.05%	.04	%(e)	.04%	.04%	.04%
Net investment income	1.85	%(d)	1.47%	1.36	%(e)	1.20%	2.00%	1.67%
Portfolio turnover rate	24%	52%	65%	54%	60%	38%

See footnote summary on page 323.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	319

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Growth
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 13.23	$ 16.09	$ 11.77	$ 10.18	$ 12.62	$ 14.79

Income From Investment Operations
Net investment income(a)	.05	.08	.07	.05	.04	.05
Net realized and unrealized gain (loss) on investment transactions	1.06	2.15	4.32	1.59	(2.44)	(.78)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	.01

Net increase (decrease) in net asset value from operations	1.11	2.23	4.39	1.64	(2.40)	(.72)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.09)	(.07)	(.05)	(.04)	(.06)
Distributions from net realized gain on investment transactions	(2.69)	(5.00)	– 0	–	– 0	–	– 0	–	(1.39)

Total dividends and distributions	(2.76)	(5.09)	(.07)	(.05)	(.04)	(1.45)

Net asset value, end of period	$ 11.58	$ 13.23	$ 16.09	$ 11.77	$ 10.18	$ 12.62

Total Return
Total investment return based on net asset value(c)	10.57	%*	17.77	%*	37.31	%*	16.13%	(18.97)%	(5.84)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$327,807	$328,634	$504,936	$520,593	$548,279	$686,291
Ratio to average net assets of:
Expenses	.07	%(d)	.06%	.04	%(e)	.04%	.05%	.04%
Net investment income	.74	%(d)	.55%	.43	%(e)	.46%	.49%	.39%
Portfolio turnover rate	33%	68%	75%	91%	107%	88%

See footnote summary on page 323.

320	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Multi-Asset Real Return
Six Months Ended February 28, 2013** (unaudited)	Year Ended August 31,
2012**	2011**	2010	2009	2008

Net asset value, beginning of period	$ 8.67	$ 9.13	$ 8.57	$ 7.68	$ 9.56	$ 13.90

Income From Investment Operations
Net investment income(a)	.05	.18	.24	.28	.28	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	(.25)	1.06	.83	(2.11)	(2.32)

Net increase (decrease) in net asset value from operations	.25	(.07)	1.30	1.11	(1.83)	(1.96)

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.39)	(.74)	(.22)	(.05)	(1.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)

Total dividends and distributions	(.28)	(.39)	(.74)	(.22)	(.05)	(2.38)

Net asset value, end of period	$ 8.64	$ 8.67	$ 9.13	$ 8.57	$ 7.68	$ 9.56

Total Return
Total investment return based on net asset value(c)	2.95%	(.45	)%*	15.42%	14.68%	(19.25)%	(17.38)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,144,445	$547,929	$937,281	$925,042	$994,537	$1,132,381
Ratio to average net assets of:
Expenses	.05	%(d)	.06%	.05	%(e)	.03%	.05%	.07%
Net investment income	1.14	%(d)	2.11%	2.52	%(e)	3.43%	4.46%	3.11%
Portfolio turnover rate	38%	110%	156%	57%	76%	46%

See footnote summary on page 323.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	321

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Volatility Management
	Six Months Ended February 28, 2013 (unaudited)		Year Ended August 31,			April 16, 2010(f) to August 31,
			2012	2011		2010

Net asset value, beginning of period	$ 10.24		$ 10.27	$ 9.31		$ 10.00

Income From Investment Operations
Net investment income(a)	.07		.07	.09	(g)	.04	(g)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.72		.24	1.36		(.73)

Net increase (decrease) in net asset value from operations	.79		.31	1.45		(.69)

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.06)	(.08)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.28)	(.41)		– 0	–

Total dividends and distributions	(.12)		(.34)	(.49)		– 0	–

Net asset value, end of period	$ 10.91		$ 10.24	$ 10.27		$ 9.31

Total Return
Total investment return based on net asset value(c)	7.76%		3.10%	15.61%		(6.90)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,669		$1,688	$284		$296
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.03	%(d)	.04%	.15	%(e)	.15	%(d)(e)
Expenses, before waivers/reimbursements	.03	%(d)	.04%	.16	%(e)	.21	%(d)(e)
Net investment income	1.29	%(d)	.68%	.88	%(e)(g)	1.06	%(d)(e)(g)
Portfolio turnover rate	60%		130%	81%		51%

See footnote summary on page 323.

322	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of operations.

(g)	Net of fees and expenses waived/reimbursed by the Adviser.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the U.S. Value Portfolio for the year ended August 31, 2012 by 0.01%, U.S. Large Cap Growth Portfolio for the years ended August 31, 2012, August 31, 2011 and August 31, 2010 by 0.02%, 0.01% and 0.01%, respectively, Short Duration Bond Portfolio for the six months ended February 28, 2013 by 0.02%, Global Core Bond Portfolio for the six months ended by 0.01%, Small-Mid Cap Growth Portfolio for the six months ended February 28, 2013 and years ended August 31, 2012 and August 31, 2011 by 0.04%, 0.01% and 0.01%, respectively and Multi-Asset Real Return Portfolio for the year ended August 31, 2012 by 0.01% .

**	Consolidated (see Note A).

†	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.09% for the year ended August 31, 2012, (see Note B).

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	323

Financial Highlights

TRUSTEES

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Bruce K. Aronow, Vice President

Takeo Aso, Vice President

Frank V. Caruso, Vice President

Vincent L. Childers, Vice President

Sergey Davalchenko, Vice President

Paul J. DeNoon, Vice President

Jon P. Denfeld, Vice President

Scott A. DiMaggio, Vice President

Gershon M. Distenfeld, Vice

President

Vincent C. DuPont, Vice President

Sharon E. Fay, Vice President

John H. Fogarty, Vice President

Rajen B. Jadav, Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Samantha S. Lau, Vice President

Avi Lavi, Vice President

Daniel J. Loewy, Vice President James W. MacGregor, Vice President

Alison M. Martier, Vice President

Christopher W. Marx, Vice

President

Seth J. Masters, Vice President

Michael L. Mon, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

Gregory L. Powell, Vice President

Jonathan E. Ruff, Vice President

Laurent Saltiel, Vice President

Ashish C. Shah, Vice President

Matthew S. Sheridan, Vice President

Kevin F. Simms, Vice President

Wen-Tse Tseng, Vice President

Jean-Francois Van de Walle, Vice

President

Andrew J. Weiner, Vice President

Greg J. Wilensky, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

324	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Trustees

(2)	The management of, and investment decisions for, the AllianceBernstein Multi-Asset Real Return Portfolio are made by the Real Asset Strategy Team. Mr. Vincent L. Childers and Mr. Jonathan E. Ruff are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx and Mr. Gregory L. Powell are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein International Value Portfolio are made by the International Value Senior Investment Management Team. Mr. Takeo Aso, Ms. Sharon E. Fay, Mr. Avi Lavi and Mr. Kevin F. Simms are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. Frank V. Caruso, Mr. Vincent C. DuPont and Mr. John H. Fogarty are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small/Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the International Growth Team. Mr. Sergey Davalchenko, Mr. Laurent Saltiel and Mr. Jean-Francois Van de Walle are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Multi Sector Fixed Income Team. Mr. Jon P. Denfeld, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Global Core Bond Portfolio are made by the U.S. Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein High-Yield Portfolio are made by the Global Credit Investment Team. Mr. Gershon M. Distenfeld, Mr. Douglas J. Peebles and Mr. Ashish C. Shah are the senior most members of the team.

Mr. Greg J. Wilensky, Director of Stable Value Investments, Mr. Rajen B. Jadav and Mr. Shawn E. Keegan are primarily responsible for the day-to-day management of the AllianceBernstein Bond Inflation Protection Portfolio.

The day-to-day management of, and investment decisions for, the AllianceBernstein Volatility Management Portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Mr. Seth J. Masters and Mr. Daniel J. Loewy are primarily responsible for the day-to-day management of the Portfolio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	325

Trustees

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

The disinterested trustees (the “trustees”) of The AllianceBernstein Pooling Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Advisory Agreement with the Adviser in respect of each of the fixed-income portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on November 6-8, 2012:

•	AllianceBernstein Short Duration Bond Portfolio

•	AllianceBernstein Global Core Bond Portfolio (formerly named AllianceBernstein Intermediate Duration Bond Portfolio)

•	AllianceBernstein Bond Inflation Protection Portfolio (formerly named AllianceBernstein Inflation Protected Securities Portfolio)

•	AllianceBernstein High-Yield Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Portfolio, in which the Senior Officer concluded that the contractual fee (zero) for each Portfolio was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that the Portfolios are designed as investment vehicles for certain AllianceBernstein institutional clients, including registered investment companies sponsored by the Adviser (the institutional clients, including the registered investment companies, are all referred to as the “Pooling Investors”). The trustees also noted that no advisory fee is payable by any of the Portfolios, although the Advisory Agreement provides that the Portfolios will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided to the Portfolios by employees of the Adviser or its affiliates, and that a similar reimbursement provision is included in the Adviser’s advisory agreements with most of the open-end AllianceBernstein Funds. The trustees further noted that the Trust acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Pooling Investors). The trustees noted that the current Pooling Investors in the Portfolios are certain registered investment companies sponsored by the Adviser and an unaffiliated institutional investor.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees

326	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that each Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to such Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees and, to the extent requested and paid, result in some compensation from such Portfolio to the Adviser. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The trustees noted that to date the Adviser had not asked them to approve reimbursements from any of the Portfolios. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	327

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio (which, as noted above, pays no advisory fee to the Adviser but may reimburse expenses to the Adviser) to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the methodology took into account that the Adviser was indirectly compensated for its services to the Portfolios by the Pooling Investors. The trustees also noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios, and that the profitability methodology attributed revenues and expenses to the Portfolios relating to the Pooling Investors. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Portfolio was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including but not limited to benefits relating to 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of shares of the Pooling Investors that are registered investment companies. The trustees noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Pooling Investors. The trustees noted that the Adviser receives fees for advisory, distribution, recordkeeping and other services provided to the institutional Pooling Investor and is compensated by the other Pooling Investors for providing advisory services to them. The trustees recognized that the Adviser’s profitability would be lower without these benefits. The trustees also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for

328	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

each Portfolio at each regular Board meeting during the year. At the November 2012 meeting, the trustees reviewed information prepared by Lipper showing the performance of each Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of each Portfolio as compared with one or more indices, in each case for the 1-, 3- and 5-year periods ended July 31, 2012 and (in the case of comparisons with the indices) the period since inception (May 2005 inception).

In reviewing the performance information the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios’ competitors was negatively affected by the fact they pay advisory fees whereas the Portfolios do not.

AllianceBernstein Short Duration Bond Portfolio

The trustees noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period. The Portfolio outperformed the Bank of America Merrill Lynch 1-3 Year Treasury Index in the 1- and 3-year periods but lagged it in the 5-year period and the period since inception. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees retained confidence in the Adviser’s ability to advise the Portfolio.

AllianceBernstein Global Core Bond Portfolio (formerly named AllianceBernstein Intermediate Duration Bond Portfolio)

The trustees noted that the Portfolio was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 1-year period, and in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3- and 5-year periods. The Portfolio outperformed the Barclays Capital Global Aggregate Bond Index (USD hedged) and the Barclays Capital U.S. Aggregate Bond Index in all periods. The trustees noted the Adviser’s changes to the investment policies and restrictions of the Portfolio, and the related changes to the Portfolio’s name (to AllianceBernstein Global Core Bond Portfolio) and its benchmark (to the Barclays Capital Global Aggregate Bond Index, hedged to U.S. dollars) effective December 2011. Based on their review, the trustees concluded that the Portfolio’s performance was satisfactory.

AllianceBernstein Bond Inflation Protection Portfolio

The trustees noted that, although the Portfolio outperformed the Barclays Capital U.S. 1-10 Year Treasury Inflation Protected Securities (TIPS) Index in all periods, the Portfolio fell in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	329

5-year periods. The trustees noted that in 2010 they had approved modifications to the Portfolio’s investment guidelines and a name change to AllianceBernstein Bond Inflation Protection Portfolio from AllianceBernstein Inflation Protected Securities Portfolio. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance relative to its peers, the trustees concluded that the Portfolio’s performance was acceptable.

AllianceBernstein High-Yield Portfolio

The trustees noted that the Portfolio was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, and in the 1st quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Portfolio lagged the Barclays Capital U.S. High Yield 2% Issuer Capped Index in the 1-year period, was essentially even with the Index in the period since inception, and outperformed the Index in the 3- and 5-year periods. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Portfolio at a common asset level. The trustees also reviewed certain information showing the fees paid to the Adviser by the Pooling Investors. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Pooling Investors for its services to the Portfolios. While the fees paid by the Pooling Investors to the Adviser vary, the trustees acknowledged that a portion of those fees may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission’s staff and to the Trust’s former counsel that the implied fee rate is the same for all the Pooling Investors. The trustees also noted that the Adviser had undertaken to work with the trustees to develop procedures to enable the trustees to monitor the implied fee rates for the Portfolios and had provided the trustees with information concerning the fees paid by the various Pooling Investors. Based on their review, the trustees concluded that the advisory arrangements for the Portfolios, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The trustees also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, the trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and the

330	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

evaluation from the Trust’s Senior Officer. The trustees recognized that this information was of limited utility in light of the Portfolios’ unusual fee arrangements. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedules reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolios relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, and the unusual fee structure for all the Portfolios, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total non-advisory expense ratio of each Portfolio in comparison to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in a Portfolio’s investment classification/objective. The non-advisory expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The trustees noted that it was likely that the non-advisory expense ratios of some of the other funds in each Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

The trustees noted that each Portfolio’s total non-advisory expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that each Portfolio’s non-advisory expense ratio was satisfactory.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which the fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Pooling Investors that are registered investment companies incorporate breakpoints.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	331

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

U.S. Value Portfolio

U.S. Large Cap Growth Portfolio

Multi-Asset Real Return Portfolio3

International Value Portfolio

International Growth Portfolio

Small-Mid Cap Value Portfolio

Small-Mid Cap Growth Portfolio

Volatility Management Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer, for the Trustees of the Trust, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Trustees on May 1-3, 2012.

2	Future references to the Portfolios do not include “AllianceBernstein.” The Portfolios of the Trust that are not discussed in this evaluation are the fixed-income Pooling Portfolios: Short Duration Bond Portfolio, Global Core Bond (formerly Intermediate Duration Bond Portfolio), Bond Inflation Protected Securities Portfolio (formerly Inflation Protected Securities Portfolio) and High Yield Portfolio. .

3

Effective December 31, 2010, the Portfolio changed its name from Global Real Estate Investment Portfolio and eliminated its policy of investing at least 80% of its net assets in real estate related investments. Also at this time, the Portfolio’s management team changed.

332	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The investment advisory contract also does not provide for the Adviser to be reimbursed for the cost of providing non-advisory services, which would include administration, distribution and transfer agent-related services, although the transfer agent of the Portfolios is reimbursed for out of pocket expenses. The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc. – AllianceBernstein

4	Jones v. Harris at 1427.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	333

Retirement Strategies (“Retirement Strategies”),5 The AllianceBernstein Portfolios – AllianceBernstein Wealth Strategies (“Wealth Strategies”),6 and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc. – AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60% Greater than 60% and less than 80% Equal to or greater than 80%	0.55 0.60 0.65	% % %

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%
Retirement Strategies: 2015, 2020, 2025	0.60%	0.50%	0.45%
Retirement Strategies: 2000, 2005, 2010	0.55%	0.45%	0.40%

5	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy. Future references to the Retirement Strategies do not include “AllianceBernstein.”

6	Includes AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Conservative Wealth Strategy. Future references to the Wealth Strategies do not include “AllianceBernstein.”

334	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

AllianceBernstein Portfolios — Balanced Wealth Strategy, Wealth Appreciation Strategy and Conservative Wealth Strategies

The Wealth Strategies are charged by the Adviser an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Wealth Appreciation Strategy	First $2.5 billion	0.65%
	Next $2.5 billion	0.55%
	Excess of $5 billion	0.50%

Balanced Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

Conservative Wealth Strategy[7]	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. Note that shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of December 31, 2011.

Portfolios	Total Expense Ratio[8]
Age-Based Education Strategies
Age-Based Aggressive Growth 2011-2013	0.94%
Age-Based Aggressive Growth 2008-2010	0.94%
Age-Based Aggressive Growth 2005-2007	0.90%
Age-Based Aggressive Growth 2002-2004	0.86%
Age-Based Aggressive Growth 1999-2001	0.82%
Age-Based Aggressive Growth 1996-1998	0.78%

7	Effective December 31, 2009, AllianceBernstein Wealth Preservation Strategy changed its name to AllianceBernstein Conservative Wealth Strategy.
8	The total expense ratios do not include an annual distribution fee of up to 1.00% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	335

Portfolios	Total Expense Ratio[8]
Age-Based Aggressive Growth 1993-1995	0.74%
Age-Based Aggressive Growth 1990-1992	0.74%
Age-Based Aggressive Growth 1987-1989	0.74%
Age-Based Aggressive Growth 1984-1986	0.74%

Age-Based Aggressive Growth Pre-1984	0.74%
Age-Based Moderate Growth 2011-2013	0.92%
Age-Based Moderate Growth 2008-2010	0.88%
Age-Based Moderate Growth 2005-2007	0.84%
Age-Based Moderate Growth 2002-2004	0.80%
Age-Based Moderate Growth 1999-2001	0.78%
Age-Based Moderate Growth 1996-1998	0.76%
Age-Based Moderate Growth 1993-1995	0.72%
Age-Based Moderate Growth 1990-1992	0.72%
Age-Based Moderate Growth 1987-1989	0.72%
Age-Based Moderate Growth 1984-1986	0.72%
Age-Based Moderate Growth Pre-1984	0.72%

Age-Based Conservative Growth 2011-2013	0.82%
Age-Based Conservative Growth 2008-2010	0.82%
Age-Based Conservative Growth 2005-2007	0.79%
Age-Based Conservative Growth 2002-2004	0.78%
Age-Based Conservative Growth 1999-2001	0.76%
Age-Based Conservative Growth 1996-1998	0.72%
Age-Based Conservative Growth Pre-1996[9]	0.72%

Fixed Based Education Strategies
Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

The Portfolios’ net assets as of March 31, 2012 are as follows:

Portfolio	Net Assets 3/31/12 ($MM)
U.S. Value Portfolio	$1,323.6
U.S. Large Cap Growth Portfolio	$1,323.1
Multi-Asset Real Return Portfolio	$ 599.4
International Value Portfolio	$1,098.8
International Growth Portfolio	$1,105.8
Small-Mid Cap Value Portfolio	$ 371.9
Small-Mid Cap Growth Portfolio	$ 369.5
Volatility Management Portfolio	$1,858.8

8	The total expense ratios do not include an annual distribution fee of up to 1.00% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”).

9	The Education Strategy commenced operations on September 16, 2011.

336	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Set forth below are the most recently completed fiscal year total expense ratios of the Pooling Portfolios that do not have an Expense Limitation Undertaking:

Portfolio	Fiscal Year End	Total Expense Ratio
U.S. Value Portfolio	August 31	0.01%
U.S. Large Cap Growth Portfolio	August 31	0.02%
Multi-Asset Real Return Portfolio	August 31	0.05%
International Value Portfolio	August 31	0.04%
International Growth Portfolio	August 31	0.04%
Small-Mid Cap Value Portfolio	August 31	0.04%
Small-Mid Cap Growth Portfolio	August 31	0.04%

With respect to Volatility Management Portfolio, the Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amount set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days’ written notice. Also set forth below is the Portfolio’s gross expense ratio:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Volatility Management Portfolio	0.15%	0.16%	August 31

Indicated below is the reimbursement amount which the Adviser received from Volatility Management Portfolio during the Portfolio’s most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Fund	Amount	As a % of Average Daily Net Assets
Volatility Management Portfolio	$44,167	0.01%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	337

personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although, as previously mentioned, with respect to Volatility Management Portfolio, the Adviser is reimbursed for providing such services. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.10 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios based on March 31, 2012 net assets, although the Portfolios are not charged an advisory fee by the Adviser.11

10	The Supreme Court stated that “courts may give such comparisons the weights that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

338	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Portfolio Net Assets 03/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Advisory Fee (%)
U.S. Value Portfolio	$1,323.6	Diversified Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25 m	0.272%

U.S. Large Cap Growth Portfolio	$1,323.1	U.S. Large Cap Growth 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25m	0.275%

Multi-Asset Real Return Portfolio	$599.4	Real Asset Strategy 75 bp on 1st $150 million 60 bp on next $150 million 50 bp on the balance Minimum Account Size: $75m	0.588%

International Value Portfolio	$1,098.8	International Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.418%

International Growth Portfolio	$1,105.8	International Research Growth AC 85 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on the balance Minimum Account Size: $25 m	0.468%

Small-Mid Cap Value Portfolio	$371.9	Small & Mid Cap Value 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25m	0.604%

Small-Mid Cap Growth Portfolio	$369.5	U.S. SMID Cap Growth 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25m	0.604%

Volatility Management Portfolio	$1,858.8	Volatility Management[12] 25 bp	0.250

12	For use only with Customized Retirement Strategies or custom target date funds.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	339

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of almost all of the ABMF and AVPS funds, implemented in January 2004 as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios March 31, 2012 net assets:

Portfolio	ABMF / AVPS Portfolio	Fee Schedule	ABMF / AVPS Effective Fee (%)
U.S. Value Portfolio	Value Fund AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc. AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Multi-Asset Real Return Portfolio	Bond Fund, Inc. – Real Asset Strategy	0.75% (flat fee)	0.750%

International Value Portfolio	International Value Fund, Inc. AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

International Growth Portfolio	International Growth Fund, Inc. AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Value Portfolio	Small/Mid Cap Value Fund AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Growth Portfolio	Small/Mid Cap Growth Fund	0.75% on first $500 million 0.65% on next $500 million 0.55% on the balance	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as U.S. Large Cap Portfolio and Multi-Asset Real Return Portfolio.

340	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Luxembourg Fund	Fee[13]
U.S. Large Cap Growth Portfolio	American Growth Portfolio Class A Class I	1.50% 0.70%

Multi-Asset Real Return Portfolio	Real Asset Portfolio Class A Class I	1.55% 0.75%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set Forth below for the following sub-advisory relationships that have a somewhat similar investment style as the Portfolios. In the table below are the advisory fee schedules of the sub-advised funds and the effective management fees of the sub-advisory relationships based on the Portfolios’ March 31, 2012 net assets.14

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
U.S. Value Portfolio	Client #1	0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.272%

	Client #2	0.30% of average daily net assets	0.300%

	Client #3	0.15% on first $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% on the balance +/- Performance Fee (v. R1000V)	0.148%[15]

U.S. Large Cap Growth Portfolio	Client #4	0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the balance	0.258%

International Value Portfolio	Client #5	0.60% of average daily net assets	0.600%

	Client #6	0.75% on the first $50 million 0.60% on the next $15 million 0.50% on the next $70 million 0.40% on the balance	0.425%

	Client #7	0.35% on the first $1 billion 0.325 % on the balance	0.348%

13	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

15	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	341

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
	Client #8	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee (v. ACWI ex U.S.)	0.216%[15]

Small/Mid Cap Value Portfolio	Client #9	0.50% on the first $250 million 0.40 % on the balance	0.484%

	Client #10	0.95% on the first $25 million 0.75% on the next $25 million 0.65% on the next $50 million 0.55% on the balance	0.604%

	Client #11	0.61% on the first $150 million 0.50 % on the balance	0.544%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the ABMF/AVPS Funds, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the ABMF/AVPS Funds and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies and the Wealth Strategies. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The

15	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

342	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; 16 however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.17 Lipper’s analysis included the Portfolios’ rankings18 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).19

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all

16	As stated previously, comparisons with fees charged to mutual funds by other advisers may be “problematic” as the fees charged by other advisers may not be the product of negotiations conducted at arm’s-length. Jones v. Harris at 1429.

17	As described on page 19, because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

18	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

19	Note that there are limitations on expense category data because different funds categorize expenses differently.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	343

institutional classes of funds of the same investment classification/objective as the subject Portfolio.20 The result of Lipper’s analysis is set forth in the table below:

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Value Portfolio	0.014%	0.040%	1/10	0.073%	3/48
U.S. Large Cap Growth Portfolio	0.017%	0.034%	1/15	0.074%	6/133
Multi-Asset Real Return Portfolio	0.054%	0.077%	2/11	0.100%	9/41
International Value Portfolio	0.039%	0.071%	2/10	0.133%	2/26
International Growth Portfolio	0.041%	0.043%	3/7	0.127%	7/38
Small-Mid Cap Value Portfolio	0.040%	0.089%	2/16	0.095%	8/40
Small-Mid Cap Growth Portfolio	0.040%	0.064%	3/20	0.082%	13/79
Volatility Management Portfolio	0.150%	0.129%	9/14	0.112%	29/41

Based on this analysis, except for Volatility Management Portfolio, the total expense ratios of the Portfolios are lower than their respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability. The Adviser’s profitability from providing investment advisory services to each of the Pooling Portfolios decreased with the exception of U.S. Value Portfolio, U.S. Large Cap Portfolio, International Value Portfolio and International Growth Portfolio during calendar year 2011, relative to 2010.

20	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.

344	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return, International Value Portfolio, International Growth Portfolio and Small-Mid Cap Growth Portfolio effected brokerage transactions and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., collectively “SCB”, during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,21 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

21	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	345

In February 2008, the independent consultant provided the Board of Directors an update of the Deli22 study on advisory fees and various fund characteristics.23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

22	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

23	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

346	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The information in the table below shows the 1, 3 and 5 year (with respect to Volatility Management Portfolio, 1 year) gross performance returns and rankings of the Portfolios25 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)26 for the periods ended February 29, 2012.27,28

	Portfolio	PG Median	PU Median	PG Rank	PU Rank
U.S. Value Portfolio
1 year	-0.69	-0.73	0.00	5/11	28/48
3 year	23.78	26.38	26.38	9/11	34/43
5 year	-3.04	-0.54	0.65	10/11	36/37

U.S. Large Cap Growth Portfolio
1 year	3.05	4.46	6.14	12/15	107/131
3 year	23.06	25.29	26.20	11/14	94/112
5 year	2.66	5.20	4.38	11/13	80/99

Multi-Asset Real Return Portfolio[29]
1 year	-3.89	1.76	1.82	11/11	34/40
3 year	31.30	21.48	21.29	1/9	3/25
5 year	-3.58	3.34	3.34	7/7	17/17

International Value Portfolio
1 year	-12.63	-11.06	-7.36	9/10	25/26
3 year	19.43	19.73	20.64	6/10	18/25
5 year	-6.90	-4.11	-2.80	6/6	18/18

International Growth Portfolio
1 year	-8.84	-0.85	-3.54	7/7	33/37
3 year	14.17	24.58	23.56	6/6	29/29
5 year	-5.24	-0.83	-0.45	6/6	19/19

Small-Mid Cap Value Portfolio
1 year	-2.94	1.48	0.84	15/16	36/40
3 year	33.50	30.02	29.69	1/14	7/36
5 year	3.88	1.93	2.11	2/11	9/32

Small-Mid Cap Growth Portfolio
1 year	9.05	3.56	3.06	4/20	11/78
3 year	40.76	30.63	31.01	1/19	3/66
5 year	10.17	7.57	6.03	2/14	4/53

Volatility Management Portfolio
1 year	-1.40	1.32	1.78	10/14	29/40

25	The performance returns of the Portfolios shown were provided by Lipper.

26	A Portfolio’s PG/PU may not be identical to its respective EG/EU as the criteria for including/excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

27	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

28	The Lipper investment classification/objective dictates the PG/PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

29	The Portfolio’s Lipper classification changed in 2011 from Global Real Estates to Global Flexible Funds as a result of changes to the Portfolio’s strategy.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	347

Set forth below are the 1, 3, 5 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.30 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.31

	Periods Ended February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception[32] (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio
U.S. Value Portfolio	-0.70	23.76	-3.05	1.51	20.98	-0.10	5
Russell 1000 Value Index	2.18	25.01	-1.08	3.12	20.05	-0.02	5
Inception Date: May 20, 2005

U.S. Large Cap Growth Portfolio	3.03	23.04	2.64	4.60	20.23	0.17	5
Russell 1000 Growth Index	7.62	27.51	4.54	5.78	19.13	0.26	5
Inception Date: May 20, 2005

Multi-Asset Real Return Portfolio	-3.94	31.24	-3.63	5.20	26.21	-0.05	5
MSCI AC World Commodity Producers Index	-8.25	22.07	4.77	10.51	27.10	0.26	5
FTSE EPRA/NAREIT Developed RE Index	0.76	33.95	-4.22	5.06	N/A	N/A	N/A
Inception Date: May 20, 2005

International Value Portfolio[33]	-12.66	19.37	-6.95	2.08	26.45	-0.18	5
MSCI AC World Index ex U.S.	-6.10	22.79	-0.75	5.85	23.78	0.04	5
MSCI EAFE Net Index	-7.45	19.74	-2.93	N/A	N/A	N/A	N/A
Inception Date: May 20, 2005

30	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

31	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

32	Benchmark inception performance is from the exact inception date.

33	The Portfolio’s benchmark changed from MSCI EAFE Net Index to MSCI AC World Index ex U.S. on January 1, 2012.

348	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

	Periods Ended February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)[32]	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio
International Growth Portfolio[33]	-8.88	14.12	-5.29	1.01	23.54	-0.16	5
MSCI AC World Index ex U.S.	-6.10	22.79	-0.75	5.85	23.78	0.04	5
MSCI AC World Index ex U.S. Growth	-5.18	-22.00	-0.02	6.06	N/A	N/A	N/A
MSCI EAFE Net Index	-7.45	19.74	-2.93	N/A	N/A	N/A	N/A
Inception Date: May 20, 2005

Small-Mid Cap Value Portfolio	-2.98	33.45	3.84	6.76	26.09	0.23	5
Russell 2500 Value Index	-0.80	29.59	0.70	4.98	23.59	0.09	5
Inception Date: May 20, 2005

Small-Mid Cap Growth Portfolio	9.00	40.70	10.12	12.23	24.91	0.46	5
Russell 2500 Growth Index	3.95	33.10	4.72	7.68	24.1	0.26	5
Inception Date: May 20, 2005

Volatility Management Portfolio[34]	-1.64	N/A	N/A	7.26	7.86	-0.18	1
MSCI AC World Index	-1.49	N/A	N/A	5.40	18.76	18.92	1
S&P 500 Index	5.12	N/A	N/A	N/A	N/A	N/A	N/A
Inception Date: April 16, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

33	The Portfolio’s benchmark changed from MSCI EAFE Net Index to MSCI AC World Index ex U.S. on January 1, 2012.
34	The Portfolio’s benchmark changed from S&P 500 Index to MSCI AC World Index on January 1, 2012.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	349

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

350	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	351

NOTES

352	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

ALLIANCEBERNSTEIN POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0152-0213

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Pooling Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: April 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: April 23, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: April 23, 2013